PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Execution Version

SUPPLY AND OFFTAKE AGREEMENT

dated as of May 30, 2012 between
J. ARON & COMPANY

and

ALON SUPPLY, INC.

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TABLE OF CONTENTS

ARTICLE 11 INDEPENDENT INSPECTORS; STANDARDS OF
MEASUREMENT ......................................................................................... 45

ARTICLE 12 FINANCIAL INFORMATION; CREDIT SUPPORT; AND

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TABLE OF CONTENTS
(continued)

Page

ARTICLE 28 NATURE OF THE TRANSACTION AND RELATIONSHIP OF
PARTIES ....................................................................................................... 67

ARTICLE 29 MISCELLANEOUS ...................................................................................... 67

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Schedules

Schedule Description

Schedule A Products and Product Specifications

Schedule B Pricing Benchmarks Schedule C Monthly True-up Amounts Schedule D Operational Volume Range Schedule E Tank List
Schedule F Insurance

Schedule G Daily Settlement Schedule Schedule H Form of Inventory Reports Schedule I Initial Inventory Targets
Schedule J Scheduling and Communications Protocol Schedule K Monthly Excluded Transaction Fee Schedule L Monthly Working Capital Adjustment Schedule M Notices
Schedule N FIFO Balance Final Settlements Schedule O Form of Run-out Report Schedule P Pricing Group
Schedule Q Form of Trade Sheet

Schedule R Form of Step-Out Inventory Sales Agreement Schedule S Form of Refinery Production Volume Report Schedule T Excluded Transaction Trade Sheet
Schedule U [Reserved]

Schedule V Available Storage and Transportation Arrangements

Schedule W [Reserved]

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NY2-702865 -iii-

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Schedule X Pipeline Systems

NY2-702865 -iv-

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SUPPLY AND OFFTAKE AGREEMENT

This Supply and Offtake Agreement (this “Agreement”) is made as of May 30, 2012 (the “Effective Date”), between J. Aron & Company (“Aron”), a general partnership organized under the laws of New York and located at 200 West Street, New York, New York 10282-2198, and Alon Supply, Inc. (the “Company”), a Delaware corporation located at 7616 LBJ Freeway, Suite
300, Dallas, Texas 75251 (each referred to individually as a “Party” or collectively as the
“Parties”).

WHEREAS, the Company has entered into the Tolling Agreement (as defined below) with Paramount Petroleum Corporation (“PPC”), pursuant to which the Company has the exclusive right, through services provided by PPC, to refine, process and store crude oil and refined petroleum products at the refining, processing and terminalling units owned and/or operated by PPC and located in Paramount, California, Long Beach, California, Lakewood, California and Bakersfield, California, together with other real and personal property related thereto (collectively, the “Refinery”);

WHEREAS, the Company now wishes to have Aron deliver crude oil and other petroleum feedstocks to the Company for processing at the Refinery and purchase all refined products produced by the Refinery (other than certain excluded products) upon and subject to the terms and conditions set forth below;

NOW, THEREFORE, in consideration of the premises and respective promises, conditions, terms and agreements contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties do hereby agree as follows:

ARTICLE 1

DEFINITIONS AND CONSTRUCTION

1.1 Definitions.

For purposes of this Agreement, including the foregoing recitals, the following terms shall have the meanings indicated below:

“Acknowledgement and Agreement” means the acknowledgement and agreement to be delivered to Aron by PPC pursuant to Section 2.1(q).

“Actual Month End Crude Volume” has the meaning specified in Section 9.2(a).

“Actual Month End Product Volume” has the meaning specified in Section 9.2(a).

“Actual Monthly Crude Run” has the meaning specified in Section 6.4(c).

“Actual Net Crude Consumption” means, for any Delivery Month, the actual number of Crude Oil Barrels run by the Refinery for such Delivery Month minus the number of Other Barrels actually delivered into the Crude Storage Facilities during such Delivery Month.

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

“Adequate Assurance” has the meaning specified in Section 12.5.

“Adjustment Fee” means the amount set forth as the “Adjustment Fee” in the Fee Letter.

“Adjustment Amount” means the “Adjustment Amount” as per the “Available Volume” tab in the “PPC Daily Inventory Report” specified in Schedule H, provided that the data and other information used to determine the foregoing shall be reasonably satisfactory to and verifiable by Aron.

“Affected Obligations” has the meaning specified in Section 16.3.

“Affected Party” has the meaning specified in Section 16.1.

“Affiliate” means, in relation to any Person, any entity controlled, directly or indirectly, by such Person, any entity that controls, directly or indirectly, such Person, or any entity directly or indirectly under common control with such Person. For this purpose, “control” of any entity or Person means ownership of a majority of the issued shares or voting power or control in fact of the entity or Person.

“Aggregate Monthly Purchased Products Fee” has the meaning specified in Section 8.8.

“Ancillary Contract” has the meaning specified in Section 19.1(c).

“Ancillary Costs” means all freight, pipeline, transportation, storage, tariffs and other costs and expenses incurred as a result of the purchase, movement and storage of Crude Oil or Products undertaken in connection with or required for purposes of this Agreement (whether or not arising under Procurement Contracts and regardless of the point at which or terms upon which delivery is made under any such Procurement Contract), including, ocean-going freight and other costs associated with waterborne movements, inspection costs and fees, wharfage, port and dock fees, vessel demurrage, lightering costs, ship’s agent fees, import charges, waterborne insurance premiums, fees and expenses, broker’s and agent’s fees, load or discharge port charges and fees, pipeline transportation costs, pipeline transfer and pumpover fees, pipeline throughput and scheduling charges (including any fees and charges resulting from changes in nominations undertaken to satisfy delivery requirements under this Agreement), pipeline and other common carrier tariffs, blending, tankage, linefill and throughput charges, pipeline demurrage, superfund and other comparable fees, processing fees (including fees for water or sediment removal or feedstock decontamination), merchandise processing costs and fees, importation costs, any charges imposed by any Governmental Authority (including Transfer Taxes (but not taxes on the net income of Aron) and customs and other duties), user fees, fees and costs for any credit support provided to any third party pipelines with respect to any transactions contemplated by this Agreement and any pipeline compensation or reimbursement payments that are not timely paid by the pipeline to Aron. Notwithstanding the foregoing, (i) Aron’s hedging costs in connection with this Agreement or the transactions contemplated hereby shall not be considered Ancillary Costs (but such exclusion shall not change or be deemed to change the manner in which Related Hedges are addressed under Article 18 and Article 19 below) and (ii) any Product shipping costs of Aron, to the extent incurred after Aron has removed such Product from the Product Storage Facilities for its own account, shall not be considered Ancillary Costs.

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

“Annual Fee” means the amount set forth as the “Annual Fee” in the Fee Letter.

“Applicable Law” means (i) any law, statute, regulation, code, ordinance, license, decision, order, writ, injunction, decision, directive, judgment, policy, decree and any judicial or administrative interpretations thereof, (ii) any agreement, concession or arrangement with any Governmental Authority and (iii) any license, permit or compliance requirement, including Environmental Law, in each case as may be applicable to either Party or the subject matter of this Agreement.

“ARKS” means Alon Refining Krotz Springs, Inc.

“ARKS Supply and Offtake Agreement” means the Amended and Restated Supply and Offtake Agreement between Aron and ARKS dated as of May 26, 2010, as from time to time amended, modified, supplemented and/or restated.

“Asphalt Category” has the meaning specified in the Inventory Sales Agreement.

“Available Storage and Transportation Facilities” means all of the storage and transportation facilities listed on Schedule V with respect to which the Company has certain transportation and/or storage rights.

“Bank Holiday” means any day (other than a Saturday or Sunday) on which banks are authorized or required to close in the State of New York.

“Bankrupt” means a Person that (i) is dissolved, other than pursuant to a consolidation, amalgamation or merger, (ii) becomes insolvent or is unable to pay its debts or fails or admits in writing its inability generally to pay its debts as they become due, (iii) makes a general assignment, arrangement or composition with or for the benefit of its creditors, (iv) institutes a proceeding seeking a judgment of insolvency or bankruptcy or any other relief under any bankruptcy or insolvency law or other similar law affecting creditors’ rights, or a petition is presented for its winding-up or liquidation, (v) has a resolution passed for its winding-up, official management or liquidation, other than pursuant to a consolidation, amalgamation or merger, (vi) seeks or becomes subject to the appointment of an administrator, provisional liquidator, conservator, receiver, trustee, custodian or other similar official for all or substantially all of its assets, (vii) has a secured party take possession of all or substantially all of its assets, or has a distress, execution, attachment, sequestration or other legal process levied, enforced or sued on or against all or substantially all of its assets, (viii) files an answer or other pleading admitting or failing to contest the allegations of a petition filed against it in any proceeding of the foregoing nature, (ix) causes or is subject to any event with respect to it which, under Applicable Law, has an analogous effect to any of the foregoing events, (x) has instituted against it a proceeding seeking a judgment of insolvency or bankruptcy under any bankruptcy or insolvency law or other similar law affecting creditors’ rights and such proceeding is not dismissed within fifteen (15) days or (xi) takes any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the foregoing events.

“Bankruptcy Code” means chapter 11 of Title 11, U.S. Code.

“Barrel” means forty-two (42) net U.S. gallons, measured at 60° F.

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

“Base Agreements” means the Tolling Agreement and any of the Master Lease or any other agreement between PPC and a third party pursuant to which PPC acquired or acquires any rights to use the third party Included Crude Pipelines or Included Product Pipelines or the Included Third Party Storage Tanks.

“Baseline Volume” means for Crude Oil or each Product Group the respective minimum volume specified therefor under the “Baseline Volume” column on Schedule D.

“Best Available Inventory Data” means (a) daily inventory reports produced by the Company in respect of the Crude Storage Tanks, applicable Included Crude Pipelines, Product Storage Tanks and applicable Included Product Pipelines, in the form specified in Schedule H and (b) daily reports from Kinder Morgan Tank Storage Terminals LLC in respect of the applicable Included Third Party Storage Tanks.

“Big Spring Supply and Offtake Agreement” means the Amended and Restated Supply and Offtake Agreement between Aron and Alon USA, LP dated as of March 1, 2011 as from time to time be amended, modified, supplemented and/or restated.

“BS&W” means basic sediment and water.

“Business Day” means any day that is not a Saturday, Sunday, or other day on which banks are authorized or required to close in the State of New York.

“Commencement Date” has the meaning specified in Section 2.3(a).

“Commencement Date Crude Oil Volumes” means the total quantity of Crude Oil in the Crude Storage Facilities purchased by Aron on the Commencement Date, pursuant to the Inventory Sales Agreement.

“Commencement Date Products Volumes” means the total quantities of the Products in the Product Storage Facilities purchased by Aron on the Commencement Date, pursuant to the Inventory Sales Agreement.

“Commencement Date Purchase Value” means, with respect to the Commencement Date Volumes, initially the Estimated Commencement Date Value until the Definitive Commencement Date Value has been determined and thereafter the Definitive Commencement Date Value.

“Commencement Date Volumes” means, collectively, the Commencement Date Crude
Oil Volumes and the Commencement Date Products Volumes.

“Company Purchase Agreement” has the meaning specified in the Marketing and Sales
Agreement.

“Contract Cutoff Date” means, with respect to any Procurement Contract, the date and time by which Aron is required to provide its nominations to the Third Party Supplier thereunder for the next monthly delivery period for which nominations are then due.

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

“Contract Nominations” has the meaning specified in Section 5.4(b).

“Crude Delivery Point” means the outlet flange of the Crude Storage Tanks.

“Crude Intake Point” means the inlet flange of the Crude Storage Tanks and Included
Crude Tanks, respectively.

“Crude Oil” means all crude oil that Aron purchases and sells to the Company or for which Aron assumes the payment obligation pursuant to any Procurement Contract.

“Crude Oil Linefill” means, at any time, the aggregate volume of Crude Oil linefill on the Included Crude Pipelines for which Aron is treated as the exclusive owner by the Included Crude Pipelines; provided that such volume shall be determined by using the volumes reported on the most recently available monthly statements from the Included Crude Pipelines.

“Crude Purchase Fee” has the meaning specified in Section 6.4(a).

“Crude Storage Facilities” means, collectively, the Crude Storage Tanks, Included Crude
Tanks and Included Crude Pipelines.

“Crude Storage Tanks” means any of the tanks at the Refinery listed on Schedule E that store Crude Oil.

“Daily Prices” means, with respect to a particular grade of Crude Oil or type of Product, the pricing index, formula or benchmark indicated on Schedule B as the relevant daily price.

“Daily Product Sales” means, for any day and Product Group, Aron’s estimate of the aggregate sales volume of such Product sold or purchased during such day, pursuant to (a) Included Transactions and Excluded Transactions (each as defined in the Marketing and Sales Agreement) or (b) any Company Purchase Agreements.

“Default” means any event that, with notice or the passage of time, would constitute an
Event of Default.

“Default Interest Rate” means the lesser of (i) the per annum rate of interest calculated on a daily basis using the prime rate published in the Wall Street Journal for the applicable day (with the rate for any day for which such rate is not published being the rate most recently published) plus two hundred (200) basis points and (ii) the maximum rate of interest permitted by Applicable Law.

“Defaulting Party” has the meaning specified in Section 18.2(a).

“Deferred Portion” has the meaning specified in the Inventory Sales Agreement.

“Definitive Commencement Date Value” has the meaning specified in the Inventory
Sales Agreement.

“Delivery Date” means any calendar day.

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

“Delivery Month” means the month in which Crude Oil is to be delivered to the Refinery.

“Delivery Point” means a Crude Delivery Point or a Products Delivery Point, as
applicable.

“Designated Affiliate” means, in the case of Aron, Goldman, Sachs & Co.

“Designated Company-Sourced Barrels” means, for any month, the aggregate number of Barrels of Crude Oil delivered by the Company to Aron with transfer of title occurring either at the Crude Intake Point or at an upstream point, regardless of whether such delivery is via a pipeline that is not a third party Included Crude Pipeline or is pursuant to a Procurement Agreement with delivery via a third party Included Crude Pipeline.

“Disposed Quantity” has the meaning specified in Section 9.4(a).

“Disposition Amount” has the meaning specified in Section 9.4(a).

“Early Termination Date” has the meaning specified in Section 3.2(a).

“Effective Date” has the meaning specified in the introductory paragraph of this
Agreement.

“Environmental Law” means any existing or past Applicable Law, policy, judicial or administrative interpretation thereof or any legally binding requirement that governs or purports to govern the protection of persons, natural resources or the environment (including the protection of ambient air, surface water, groundwater, land surface or subsurface strata, endangered species or wetlands), occupational health and safety and the manufacture, processing, distribution, use, generation, handling, treatment, storage, disposal, transportation, release or management of solid waste, industrial waste or hazardous substances or materials.

“EST” means the prevailing time in the Eastern time zone.

“Estimated Commencement Date Value” has the meaning specified in the Inventory
Sales Agreement.

“Estimated Termination Amount” has the meaning specified in Section 19.2(b).

“Estimated Yield” has the meaning specified in Section 8.3(a).

“Event of Default” means an occurrence of the events or circumstances described in
Section 18.1.

“Excluded Materials” means any refined petroleum products other than those that are
Products.

“Excluded Transactions” has the meaning specified in the Marketing and Sales
Agreement.

“Expiration Date” has the meaning specified in Section 3.1.

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

“Fed Funds Rate” means, for any Notification Date, the rate set forth in H.15(519) or in H.15 Daily Update for the most recently preceding Business Day under the caption “Federal funds (effective)”; provided that if no such rate is so published for any of the immediately three preceding Business Days, then such rate shall be the arithmetic mean of the rates for the last transaction in overnight Federal funds arranged by each of three leading brokers of U.S. dollar Federal funds transactions prior to 9:00 a.m., CPT, on that day, which brokers shall be selected by Aron in a commercially reasonable manner. For purposes hereof, “H.15(519)” means the weekly statistical release designated as such, or any successor publication, published by the Board of Governors of the Federal Reserve System, available through the worldwide website of the Board of Governors of the Federal Reserve System at http://www.federalreserve.gov/releases/h15/, or any successor site or publication and “H.15 Daily Update” means the daily update of H.15(519), available through the worldwide website of the Board of Governors of the Federal Reserve System at http://www.federalreserve.gov/releases/h15/update/, or any successor site or publication.

“Fee Letter” means that certain letter from Aron to the Company, dated of even date herewith, pursuant to which the Parties have set forth the amounts for certain fees payable hereunder.

“Force Majeure” means any cause or event reasonably beyond the control of a Party, including fires, earthquakes, lightning, floods, explosions, storms, adverse weather, landslides and other acts of natural calamity or acts of God; navigational accidents or maritime peril; vessel damage or loss; strikes, grievances, actions by or among workers or lock-outs (whether or not such labor difficulty could be settled by acceding to any demands of any such labor group of individuals and whether or not involving employees of the Company or Aron); accidents at, closing of, or restrictions upon the use of mooring facilities, docks, ports, pipelines, harbors, railroads or other navigational or transportation mechanisms; disruption or breakdown of, explosions or accidents to wells, storage plants, refineries, terminals, machinery or other facilities; acts of war, hostilities (whether declared or undeclared), civil commotion, embargoes, blockades, terrorism, sabotage or acts of the public enemy; any act or omission of any Governmental Authority; good faith compliance with any order, request or directive of any Governmental Authority; curtailment, interference, failure or cessation of supplies reasonably beyond the control of a Party; or any other cause reasonably beyond the control of a Party, whether similar or dissimilar to those above and whether foreseeable or unforeseeable, which, by the exercise of due diligence, such Party could not have been able to avoid or overcome. Solely for purposes of this definition, the failure of any Third Party Supplier to deliver Crude Oil pursuant to any Procurement Contract, whether as a result of Force Majeure as defined above, “force majeure” as defined in such Procurement Contract, breach of contract by such Third Party Supplier or any other reason, shall constitute an event of Force Majeure for Aron under this Agreement with respect to the quantity of Crude Oil subject to that Procurement Contract.

“Governmental Authority” means any federal, state, regional, local, or municipal governmental body, agency, instrumentality, authority or entity established or controlled by a government or subdivision thereof, including any legislative, administrative or judicial body, or any person purporting to act therefor.

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

“Included Crude Pipelines” means the pipelines or sections thereof owned or leased by the Company, PPC or an Affiliate of PPC or by a third party, as further described on Schedule X, as such schedule may, from time to time, be amended by the Parties.

“Included Crude Tanks” means the crude storage tanks owned and operated by third parties as further identified and described in Schedule E, including, as applicable with respect to the inventory report provided by such third party, any related facilities, pipelines or other connecting hoses used in connection with such tanks.

“Included Locations” means, collectively, the Crude Storage Facilities and the Product
Storage Facilities.

“Included Product Pipelines” means pipelines or sections thereof owned or leased by the Company, PPC or an Affiliate of PPC or by a third party,, as further described on Schedule X, as such schedule may, from time to time, be amended by the Parties.

Included Product Tanks” means the product storage tanks owned and operated by third parties as further identified and described on Schedule E, including, as applicable with respect to the inventory report provided by such third party, any related facilities, pipelines or other connecting hoses used in connection with such tanks.

“Included Purchase Transaction” has the meaning specified in the Marketing and Sales
Agreement.

“Included Third Party Storage Tanks” means, collectively the Included Crude Tanks and
Included Product Tanks.

“Included Transactions” has the meaning specified in the Marketing and Sales
Agreement.

“Independent Inspection Company” has the meaning specified in Section 11.3.

“Initial Estimated Yield” has the meaning specified in Section 8.3(a).

“Interim Payment” has the meaning specified in Section 10.1(a).

“Inventory Lien Documents” has the meaning specified in Section 2.1(p).

“Inventory Sales Agreement” means the purchase and sale agreement, in form and in substance mutually agreeable to the Parties, dated as of the Commencement Date, pursuant to which the Company is selling and transferring to Aron the Commencement Date Volumes for the Commencement Date Purchase Value, free and clear of all liens, claims and encumbrances of any kind.

“Latest Commencement Date” has the meaning specified in Section 2.3(a).

“Level One Fee” means the amount set forth as the “Level One Fee” in the Fee Letter.

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

“Level Two Fee” means the amount set forth as the “Level Two Fee” in the Fee Letter.

“Liabilities” means any losses, liabilities, charges, damages, deficiencies, assessments, interests, fines, penalties, costs and expenses (collectively, “ Costs”) of any kind (including reasonable attorneys’ fees and other fees, court costs and other disbursements), including any Costs directly or indirectly arising out of or related to any suit, proceeding, judgment, settlement or judicial or administrative order and any Costs arising from compliance or non-compliance with Environmental Law.

“Liens” has the meaning specified in Section 17.2(h).

“Liquidated Amount” has the meaning specified in Section 18.2(f).

“Long Product FIFO Price” means the price so listed on Schedule B.

“Marketing and Sales Agreement” means the products marketing and sales agreement, dated as of the Commencement Date, between the Company and Aron pursuant to which the Product purchased by Aron hereunder shall from time to time be marketed and sold by the Company for Aron’s account.

“Master Lease” means the Lease Agreement by and among Edgington Oil Company, LLC, Paramount of Oregon, LLC, Paramount of Washington, LLC, Paramount Petroleum Corporation of Arizona, Inc., and Alon Bakersfield Property, Inc., jointly and severally, as Landlord, and Paramount Petroleum Corporation, as Tenant, as amended, pursuant to which PPC is the exclusive lessee and operator of its refining and processing facilities in Long Beach, California and Bakersfield, California, together with other real and personal property related thereto.

“Material Adverse Change” means a material adverse effect on and/or material adverse change with respect to (i) the business, operations, properties, assets or financial condition of the Company and its Subsidiaries taken as a whole; (ii) the occurrence of a Material Adverse Change under the ARKS Supply and Offtake Agreement or Big Spring Supply and Offtake Agreement as defined therein; (iii) the ability of PPC to perform its obligations under the Tolling Agreement (iv) the ability of the Company to fully and timely perform its obligations; (v) the legality, validity, binding effect or enforceability against the Company of any of the Transaction Documents; or (vi) the rights and remedies available to, or conferred upon, Aron hereunder; provided that none of the following changes or effects shall constitute a “Material Adverse Effect”: (1) changes, or effects arising from or relating to changes, of Laws, that are not specific to the business or markets in which the Company operates; (2) changes arising from or relating to, or effects of, the transactions contemplated by this Agreement or the taking of any action in accordance with this Agreement; (3) changes, or effects arising from or relating to changes, in economic, political or regulatory conditions generally affecting the U.S. economy as a whole, except to the extent such change or effect has a disproportionate effect on the Company relative to other industry participants; (4) changes, or effects arising from or relating to changes, in financial, banking, or securities markets generally affecting the U.S. economy as a whole, (including (a) any disruption of any of the foregoing markets, (b) any change in currency exchange rates, (c) any decline in the price of any security or any market index and (d) any

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

increased cost of capital or pricing related to any financing), except to the extent such change or effect has a disproportionate effect on the Company relative to other industry participants; and (5) changes arising from or relating to, or effects of, any seasonal fluctuations in the business, except to the extent such change or effect has a disproportionate effect on the Company relative to other industry participants.

“Measured Crude Quantity” means, for any Delivery Date, the total quantity of Crude Oil that, during such Delivery Date, was withdrawn and lifted by and delivered to the Company at the Crude Delivery Point, as evidenced by either meter readings and meter tickets for that Delivery Date and tank gaugings conducted at the beginning and end of such Delivery Date.

“Measured Product Quantity” means, for any Delivery Date, the total quantity of a particular Product that, during such Delivery Date, was delivered by the Company to Aron at the Products Delivery Point, as evidenced by either (i) meter readings and meter tickets for that Delivery Date or (ii) tank gaugings conducted at the beginning and end of such Delivery Date.

“Monthly Cover Costs” has the meaning specified in Section 7.6.

“Monthly Crude Forecast” has the meaning specified in Section 5.2(b).

“Monthly Crude Payment” has the meaning specified in Section 6.3.

“Monthly Crude Price” means, with respect to the Net Crude Sales Volume for any month, the volume weighted average price per barrel specified in the related Procurement Contracts under which Aron acquired such barrels in such Month.

“Monthly Crude Receipts” means, for any month, the aggregate quantity of Barrels of Crude Oil for which Aron is invoiced by sellers (whether Third Party Suppliers, the Company or Affiliates of the Company) under Procurement Contracts with respect to Crude Oil quantities delivered during such month.

“Monthly Excluded Transaction Fee” has the meaning specified in Section 7.8.

“Monthly Product Estimate” has the meaning specified in Section 8.3(b).

“Monthly Product Price” means, for each Pricing Group, the price payable by Aron to the Company equal to the applicable Pricing Benchmark for such Pricing Group for the applicable month.

“Monthly Product Sale Adjustment” has the meaning specified in Section 7.5.

“Monthly Product Sales” means, for any month and Product Group, the aggregate sales volume of such Product sold during such month, pursuant to (a) Included Transactions and Excluded Transactions (each as defined in the Marketing and Sales Agreement) or (b) any Company Purchase Agreements.

“Monthly True-up Amount” has the meaning specified in Section 10.2(a).

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

“Monthly Working Capital Adjustment” is an amount to be determined pursuant to
Schedule L.

“Net Crude Sales Volume” has the meaning specified in Section 9.3(a).

“Nomination Month” means the month that occurs prior to the Delivery Month.

“Non-Affected Party” has the meaning specified in Section 16.1.

“Non-Defaulting Party” has the meaning specified in Section 18.2(a).

“NSV” means, with respect to any measurement of volume, the total liquid volume, excluding sediment and water and free water, corrected for the observed temperature to 60° F.

“Operational Volume Range” means the range of operational volumes for any given set of associated Crude Storage Facilities for each type of Crude Oil and for any given set of associated Product Storage Facilities for each group of Products, between the minimum volume and the maximum volume, as set forth on Schedule D.

“Other Barrels” has the meaning specified in Section 5.3(f).

“Party” or “Parties” has the meaning specified in the preamble to this Agreement.

“Person” means an individual, corporation, partnership, limited liability company, joint venture, trust or unincorporated organization, joint stock company or any other private entity or organization, Governmental Authority, court or any other legal entity, whether acting in an individual, fiduciary or other capacity.

“Phase One Step-out” has the meaning specified in Section 4.3.

“Pipeline Cutoff Date” means, with respect to any third party Included Crude Pipeline or Included Product Pipeline, the date and time by which a shipper on such Included Crude Pipeline or Included Product Pipeline, as applicable is required to provide its nominations to the entity that schedules and tracks Crude Oil and Products in such Included Crude Pipeline or Included Product Pipeline, as applicable for the next shipment period for which nominations are then due.

“Pipeline System” means the Included Crude Pipelines and Included Product Pipelines.

“PPC” means Paramount Petroleum Corporation.

“Pricing Benchmark” means, with respect to a particular grade of Crude Oil or type of
Product, the pricing index, formula or benchmark indicated on Schedule B.

“Pricing Group” means any of the refined petroleum product groups listed as a pricing group on Schedule P.

“Procurement Contract” means any procurement contract entered into by Aron for the purchase of Crude Oil to be processed at the Refinery, which may be either a contract with any

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seller of Crude Oil (other than the Company or any Affiliate of the Company) or a contract with the Company, or such other contract to the extent the Parties deem such contract to be a Procurement Contract for purposes hereof.

“Procurement Contract Assignment” means an instrument, in form and substance reasonably satisfactory to Aron, by which the Company assigns to Aron all rights and obligations under a Procurement Contract and Aron assumes such rights and obligations thereunder, subject to terms satisfactory to Aron providing for the automatic reassignment thereof to the Company in connection with the termination of this Agreement.

“Product” means any of the refined petroleum products listed on Schedule A, as from time to time amended by mutual agreement of the Parties.

“Product Cost” has the meaning specified in Section 8.7.

“Product Group” means a group of Products as specified on Schedule P.

“Product Linefill” means, at any time and for any grade of Product, the aggregate volume of linefill of that Product on the Included Product Pipelines for which Aron is treated as the exclusive owner by the Included Product Pipelines; provided that such volume shall be determined by using the volumes reported on the monthly or daily statements, as applicable, from the Included Product Pipelines.

“Product Purchase Agreements” has the meaning specified in the Marketing and Sales
Agreement.

“Product Storage Facilities” means, collectively, the Product Storage Tanks, Included
Product Tanks and Included Product Pipelines.

“Product Storage Tanks” means any of the tanks at the Refinery that store Products and listed on Schedule E as such, including those tanks made available to PPC pursuant to the Terminal Lease entered into on June 1, 2010 between Equilon Enterprises LLC and Alon Bakersfield Property Inc.,.

“Products Delivery Point” means the inlet flange of the Product Storage Tanks.

“Products Offtake Point” means the delivery point at which Aron transfers title to Products in accordance with sales transactions executed pursuant to the Marketing and Sales Agreement.

“Projected Monthly Run Volume” has the meaning specified in Section 7.2(a).

“Projected Net Crude Consumption” means, for any Delivery Month, the Projected Monthly Run Volume for such Delivery Month minus the number of Other Barrels that the Company indicated it expected to deliver into the Crude Storage Tanks during such Delivery Month.

“PST” means the prevailing time in the Pacific time zone.

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“Purchased Product Barrel Fee” means the amount set forth as the “Purchased Product
Barrels Fee” in the Fee Letter.

“Reduced Fee Barrels” has the meaning specified in Section 6.4(b).

“Refinery” has the meaning specified in the first recital hereto.

“Refinery Facilities” means (i) all the facilities located at the Refinery, and (ii) any associated or adjacent facility in each case, used by the Company to carry out the terms of this Agreement, excluding, however, the Crude Oil receiving and Products delivery facilities, pipelines, tanks and associated facilities which constitute the Storage Facilities.

“Related Hedges” means any transactions from time to time entered into by Aron with third parties unrelated to Aron or its Affiliates to hedge Aron’s exposure resulting from this Agreement or any other Transaction Document and Aron’s rights and obligations hereunder or thereunder.

“Required Storage and Transportation Arrangements” mean such designations and other binding contractual arrangements, in form and substance satisfactory to Aron, pursuant to which the Company shall have provided Aron with the Company’s (or its Affiliates’) full and unimpaired right to use the third party Included Crude Pipelines, third party Included Product Pipelines and Included Third Party Storage Tanks.

“Revised Estimated Yield” has the meaning specified in Section 8.3(a).

“Run-out Report” has the meaning specified in Section 7.3(a).

“Second Level Two Fee” means the amount set forth as the “Second Level Two Fee” in the Fee Letter.

“Settlement Amount” has the meaning specified in Section 18.2(b).

“Settlement Amount Date” has the meaning specified in Section 18.2(c).

“Specified Indebtedness” means any obligation (whether present or future, contingent or otherwise, as principal or surety or otherwise) of the Company in respect of borrowed money.

“Specified Transaction” means (a) any transaction (including an agreement with respect thereto) now existing or hereafter entered into between Aron and the Company (i) which is a rate swap transaction, swap option, basis swap, forward rate transaction, commodity swap, commodity option, commodity spot transaction, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option, weather swap, weather derivative, weather option, credit protection transaction, credit swap, credit default swap, credit default option, total return swap, credit spread transaction, repurchase transaction, reverse repurchase transaction, buy/sell-back transaction, securities lending transaction, or forward purchase or sale of a security, commodity or other financial instrument or interest (including any option with respect to any of these

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transactions) or (ii) which is a type of transaction that is similar to any transaction referred to in clause (i) that is currently, or in the future becomes, recurrently entered into the financial markets (including terms and conditions incorporated by reference in such agreement) and that is a forward, swap, future, option or other derivative on one or more rates, currencies, commodities, equity securities or other equity instruments, debt securities or other debt instruments, or economic indices or measures of economic risk or value, (b) any combination of these transactions and (c) any other transaction identified as a Specified Transaction in this agreement or the relevant confirmation.

“Step-Out Inventory Sales Agreement” means the purchase and sale agreement, in a form and substance mutually agreeable to the Parties, to be dated as of the Termination Date, pursuant to which the Company shall buy Crude Oil and Products from Aron subject to the provisions of this Agreement and any other terms agreed to by the parties thereto.

“Storage Facilities” mean the storage, loading and offloading facilities located at the Refinery including the Crude Storage Tanks, the Product Storage Tanks and the land, piping, marine facilities, truck facilities and other facilities related thereto, together with existing or future modifications or additions, which are excluded from the definition of Refinery or Refinery Facilities. In addition, the term “Storage Facilities” includes the Inc luded Third Party Storage Tanks and any other location where a storage facility is used by the Company to store or throughput Crude Oil or Products, except those storage, loading and offloading facilities which are used exclusively to store Excluded Materials.

“Storage Facilities Agreement” means the storage facilities agreement, in form and substance mutually agreeable to the Parties, to be dated as of the Commencement Date, between the Company, PPC, certain of PPC’s Affiliates (collectively, the “Granting Parties”) and Aron, pursuant to which the Granting Parties shall grant to Aron an exclusive right to use the Storage Facilities in connection with this Agreement.

“Supplier’s Inspector” means any Person selected by Aron in a commercially reasonable manner that is acting as an agent for Aron or that (1) is a licensed Person who performs sampling, quality analysis and quantity determination of the Crude Oil and Products purchased and sold hereunder, (2) is not an Affiliate of any Party and (3) in the reasonable judgment of Aron, is qualified and reputed to perform its services in accordance with applicable law and industry practice, to perform any and all inspections required by Aron.

“Tank Maintenance” has the meaning specified in Section 9.5.

“Target Month End Crude Volume” has the meaning specified in Section 7.2(b).

“Target Month End Product Volume” has the meaning specified in Section 7.3(b).

“Tax” or “Taxes” has the meaning specified in Section 14.1.

“Term” has the meaning specified in Section 3.1.

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“Term Credit Agreement” means the Credit Agreement dated as of June 22, 2006 by and among Alon USA Energy, Inc., the Lenders thereto and Credit Suisse, as from time to time amended.

“Termination Amount” means, without duplication, the total net amount owed by one
Party to the other Party upon termination of this Agreement under Section 19.2(a).

“Termination Date” has the meaning specified in Section 19.1.

“Termination Date Purchase Value” means, with respect to the Termination Date Volumes, initially the Estimated Termination Date Value until the Definitive Termination Date Value has been determined and thereafter the Definitive Termination Date Value (as such terms are defined in the form of the Step-Out Inventory Sales Agreement.

“Termination Date Volumes” has the meaning specified in Section 19.1(d).

“Termination Holdback Amount” has the meaning specified in Section 19.2(b).

“Third Party Supplier” means any seller of Crude Oil under a Procurement Contract
(other than the Company or any Affiliate of the Company).

“Tolling Agreement” means that certain Tolling Agreement between the Company and
PPC dated as of May 30, 2012.

“Transaction Document” means any of this Agreement, the Acknowledgment and Agreement, Marketing and Sales Agreement, the Inventory Sales Agreement, the Storage Facilities Agreement, the Step-Out Inventory Sales Agreement, the Required Storage and Transportation Arrangements, the Fee Letter, the Inventory Lien Documents and any other agreement or instrument contemplated hereby or executed in connection herewith, including any guarantees or other credit support documents as may be from time to time provided by the Company and/or its Affiliates.

“Transported Quantities” means the aggregate volume of Crude Oil transported via truck or rail to the those Crude Tanks located at the portions of the Refinery in Paramount, California and Long Beach, California, as per the “Available Volume” tab in the “PPC Daily Inventory Report” specified in Schedule H, unless Aron determines, based on its reasonable judgment (which may include the judgment of Supplier’s Inspector), that the volumes reflected in such tab are not sufficiently reliable or accurate, in which case the parties shall agree to and implement an alternative method satisfactory to Aron for determining and reporting the foregoing volumes.

“Volume Determination Procedures” mean (a) in respect of determining the NSV of Crude Oil in the Crude Storage Tanks or Products in the Product Storage Tanks, PPC’s ordinary month-end procedures, which include manually gauging each Crude Storage Tank or Product Storage Tank on the last day of the month to ensure that the automated tank level readings are accurate to within a tolerance of two inches; provided that if the automated reading cannot be calibrated to be within such tolerance, the Company shall use the manual gauge reading in its calculation of month-end inventory (b) in respect of determining the NSV of Crude Oil in the Included Crude Tanks, Products in the Included Product Tanks, using the volumes reported on

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the most recently available monthly statements in respect of such tanks (c) in respect of determining the NSV of the linefill in the third party Included Crude Pipelines and third party Included Product Pipelines, using the procedures set forth in the storage or transportation agreement underlying the applicable Required Storage and Transportation Arrangement and (d) in respect of the linefill in the PPC-owned Included Crude Pipelines and PPC-owned Included Product Pipelines, such pipelines shall be deemed full, except when crude oil, other feedstocks or products owned by third parties are flowing through such pipelines.

“Weekly Projection” has the meaning specified in Section 5.2(c).

1.2 Construction of Agreement.

(a) Unless otherwise specified, reference to, and the definition of any document (including this Agreement) shall be deemed a reference to such document as may be, amended, supplemented, revised or modified from time to time.

(b) Unless otherwise specified, all references to an “Article,” “Section,” or
Schedule” are to an Article or Section hereof or a Schedule attached hereto.

(c) All headings herein are intended solely for convenience of reference and shall not affect the meaning or interpretation of the provisions of this Agreement.

(d) Unless expressly provided otherwise, the word “including” as used herein does not limit the preceding words or terms and shall be read to be followed by the words “without limitation” or words having similar import.

(e) Unless expressly provided otherwise, all references to days, weeks, months and quarters mean calendar days, weeks, months and quarters, respectively.

(f) Unless expressly provided otherwise, references herein to “consent” mean the prior written consent of the Party at issue, which shall not be unreasonably withheld, delayed or conditioned.

(g) A reference to any Party to this Agreement or another agreement or document includes the Party’s permitted successors and assigns.

(h) Unless the contrary clearly appears from the context, for purposes of this Agreement, the singular number includes the plural number and vice versa; and each gender includes the other gender.

(i) Except where specifically stated otherwise, any reference to any Applicable Law or agreement shall be a reference to the same as amended, supplemented or re-enacted from time to time.

(j) Unless otherwise expressly stated herein, any reference to “volume” shall be deemed to refer to actual NSV, unless such volume has not been yet been determined, in which case, volume shall be an estimated net volume determined in accordance with the terms hereof.

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(k) The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.

(l) For the purposes of this Agreement, any reference to the “first month”
shall be the period from and including the Commencement Date to and including April
30, 2012. Any reference to the “prior month” means the period from and including the Commencement Date of the Original Agreement (as defined therein) to and including the day immediately preceding the Commencement Date.

1.3 The Parties acknowledge that they and their counsel have reviewed and revised this Agreement and that no presumption of contract interpretation or construction shall apply to the advantage or disadvantage of the drafter of this Agreement.

ARTICLE 2

CONDITIONS TO COMMENCEMENT

2.1 Conditions to Obligations of Aron. The obligations of Aron contemplated by this Agreement shall be subject to satisfaction by the Company of the following conditions precedent on and as of the Commencement Date:

(a) The Inventory Sales Agreement shall have been duly executed by the Company and, pursuant thereto, the Company shall have agreed to transfer to Aron on the Commencement Date, all right, title and interest in and to the Commencement Date Volumes, free and clear of all Liens;

(b) The Company shall have agreed to a form of the Step-Out Inventory Sales
Agreement in form and in substance satisfactory to Aron;

(c) The Company, PPC and certain of PPC’s Affiliates shall have duly executed the Storage Facilities Agreement in form and in substance satisfactory to Aron and provided Aron satisfactory documentation that it has secured, for the benefit of Aron, full, unencumbered storage and usage rights of the Crude Storage Tanks and the Product Storage Tanks;

(d) The Required Storage and Transportation Arrangements shall have been duly executed by the Company’s Affiliates and all third parties thereto and shall have been assigned, modified and/or replaced in a manner satisfactory to Aron so that arrangements in form and substance similar in all material respects are in effect hereunder;

(e) The Company shall have duly executed the Marketing and Sales
Agreement in form and in substance satisfactory to Aron;

(f) The Company shall have provided Aron with evidence, in a form satisfactory to Aron, that the Commencement Date Volumes will be sold to Aron free and

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clear of any Liens under or pursuant to the Term Credit Agreement and the security documents related thereto;

(g) The Company shall have duly executed the Fee Letter and performed any terms and conditions thereof to be performed by the Company on or before the Commencement Date;

(h) The Company shall have delivered to Aron a certificate signed by Sarah Campbell - Corporate Secretary certifying as to incumbency, due authorization, board approval and resolutions;

(i) The Company shall have delivered to Aron an opinion of counsel, in form and substance satisfactory to Aron, covering such matters as Aron shall reasonably request, including: good standing; existence and due qualification; power and authority; due authorization and execution; enforceability; no conflicts; provided that, subject to Aron’s consent, certain of such opinions may be delivered by James Ranspot, Chief Legal Counsel—Corporate;

(j) The Company shall have delivered to Aron a legal opinion from its outside counsel, in form and substance satisfactory to Aron, that the transactions contemplated hereunder do not conflict with the obligations of the Company or PPC under agreements relating to indebtedness for borrowed money or other material agreements to which the Company or PPC is a party;

(k) No action or proceeding shall have been instituted nor shall any action by a Governmental Authority be threatened, nor shall any order, judgment or decree have been issued or proposed to be issued by any Governmental Authority as of the Commencement Date to set aside, restrain, enjoin or prevent the transactions and performance of the obligations contemplated by this Agreement;

(l) The Refinery or any of the Included Locations shall not have been affected adversely or threatened to be affected adversely by any loss or damage, whether or not covered by insurance, unless such loss or damages would not have a material adverse effect on the usual, regular and ordinary operations of the Refinery or the Storage Facilities;

(m) If required by Aron, the Company shall have delivered to Aron insurance certificates evidencing the effectiveness of the insurance policies set forth on Schedule F and otherwise comply with Article 15 below;

(n) The Company shall have complied with all covenants and agreements hereunder that it is required to comply with on or before the Commencement Date;

(o) All representations and warranties of the Company and its Affiliates contained in the Transaction Documents shall be true and correct on and as of the Commencement Date;

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(p) The Company shall have delivered to Aron such other certificates, documents and instruments as may be reasonably necessary to consummate the transactions contemplated herein;

(q) The Company shall have entered into such security agreements and other documents (the “Inventory Lien Documents”) in form and substance satisfactory to Aron, granting Aron a perfected, first priority security interest and lien on all (x) Crude Oil, Products and other hydrocarbon inventory of the Company and (y) proceeds (including accounts and cash proceeds) thereof (as further defined in the Inventory Lien Documents); and

(r) The Company shall have delivered to Aron an acknowledgement and agreement, in form and substance reasonable acceptable to Aron, duly executed by PPC, (i) confirming that it is acting solely as a processor under the Tolling Agreement and that it has no ownership interest in any of the Crude Oil, Products and other hydrocarbon inventory being processed at the Refinery or being held at any other third-party locations, except that from time to time it may purchase Product from the Company at the racks for immediate resale at the point and (ii) agreeing to act in compliance with certain provisions of this Agreement with respect to the custody and handling of Crude Oil and Products.

2.2 Conditions to Obligations of the Company. The obligations of the Company contemplated by this Agreement shall be subject to satisfaction by Aron of the following conditions precedent on and as of the Commencement Date:

(a) Aron shall have duly executed the Inventory Sales Agreement in form and substance satisfactory to the Company;

(b) Aron shall have duly executed the Storage Facilities Agreement in form and in substance satisfactory to the Company;

(c) Aron shall have duly executed the Marketing and Sales Agreement in form and in substance satisfactory to the Company;

(d) Aron shall have agreed to the form of the Step-Out Inventory Sales
Agreement in form and in substance satisfactory to the Company; (e) Aron shall have duly executed the Fee Letter;
(f) All representations and warranties of Aron contained in the Transaction
Documents shall be true and correct on and as of the Commencement Date;

(g) Aron shall have complied with all covenants and agreements hereunder that it is required to comply with on or before the Commencement Date; and

(h) Aron shall have delivered to the Company such other certificates, documents and instruments as may be reasonably necessary to consummate the transactions contemplated herein; and

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(i) Aron shall have delivered satisfactory evidence of its federal form 637 license.

2.3 Commencement Date.

(a) Subject to the satisfaction of the conditions set forth in Sections 2.1 and
2.2, the “Commencement Date” shall be a Business Day specified by Aron in a written notice to the Company given at least one (1) Business Day prior to such Commencement Date, which shall occur on or after the Effective Date and on or prior to June 1, 2012 or such later date as the Parties shall agree (the “Latest Commencement Date”).

(b) If the Commencement Date has not occurred on or before the Latest Commencement Date, this Agreement shall terminate on the first Business Day following the Latest Commencement Date. In such case, all obligations of the Parties hereunder shall terminate, except for the obligations set forth in Article 2, Article 20, Article 21 and Article 23 and any obligation under the last sentence of this Section 2.3(c); provided, however, that nothing herein shall relieve any Party from liability for the breach of any of its representations, warranties, covenants or agreements set forth in this Agreement. Without limiting the foregoing, if the failure of the Commencement Date to occur on or before the Latest Commencement Date is due to (i) any breach by the Company of its obligations hereunder, including its obligations under clause (c) below or (ii) the failure of any of the conditions contained in Section 2.1 to be satisfied on or before the Latest Commencement Date for any reason whatsoever, then the Company shall be obligated to reimburse Aron for any loss, costs and damages incurred or realized by Aron as a result of its maintaining, terminating or obtaining any Related Hedges.

(c) From and after the Effective Date, the Company shall use commercially reasonable efforts to cause each of the conditions referred to in Section 2.1 to be satisfied on or prior to the Latest Commencement Date and Aron shall use commercially reasonable efforts to cause each of the conditions referred to in Section 2.2 to be satisfied on or prior to the Latest Commencement Date.

(d) The Company covenants and agrees to take (or cause its Affiliates to take) all actions necessary to cause any Crude Oil Linefill or Product Linefill included in the Commencement Date Volumes to be transferred to Aron on and effective as of the Commencement Date.

2.4 Post-Commencement Date Undertakings.

(a) From and after the Commencement Date, the Company may endeavor to negotiate and implement designations and other binding contractual arrangements, in form and substance satisfactory to Aron, pursuant to which the Company may transfer and assign to Aron the Company’s (or its Affiliates’) right to use any Available Storage or Transportation Facility that has not previously been included as an Included Location or such other storage or transportation facility as may hereafter be identified by the Company; provided that (a) upon and concurrently with implementing any such assignment, designation or arrangement, any such Available Storage or Transportation

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Facility shall be added to the appropriate Schedule hereto as an additional Included Crude Tank, Included Product Tank, third party Included Crude Pipeline or third party Included Product Pipeline, as applicable, and such assignment, designation or arrangement shall constitute a Required Storage and Transportation Arrangement hereunder and (b) to the extent requested by Aron, the Parties shall amend the Inventory Sales Agreement and any other applicable Transaction Document to include any inventory transferred to Aron as a result of such assignment, designation or arrangement.

(b) If, at any time during the Term of this Agreement, the Company restarts or is intending to restart any of its refining and processing units at the portion of the Refinery in Bakersfield, California, the Company shall enter into exclusive negotiations with Aron with respect to the terms upon which the parties may mutually agree to expand the scope of this Agreement to include, as Crude Storage Tanks under this Agreement, any tanks at the Bakersfield Refinery that the Company is not obligated to offer for use to a third party pursuant to an existing agreement as of the date of this Agreement, to provide for the supply of Crude Oil and feedstocks to and the offtake of Products from such refining and processing units in Bakersfield, California.

2.5 UCC Filings.

(a) From and after the Commencement Date, the Company will cooperate with Aron to cause to be prepared, executed and filed, in such jurisdictions as Aron shall deem necessary or appropriate, UCC-1 financing statements reflecting (i) Aron as owner of all Crude Oil and Products in the Included Locations and (ii) Aron as a secured party with respect to any Crude Oil and Products not located at an Included Location and owned by the Company to perfect Aron’s security interest under the Inventory Lien Documents. The Company shall execute and deliver to Aron, and the Company hereby authorizes Aron to file (with or without the Company’s signature), at any time and from time to time, all such financing statements, amendments to financing statements, continuation financing statements, termination statements, relating to such Crude Oil and Products, and other documents and instruments, all in form satisfactory to Aron, as Aron may request, to confirm Aron’s ownership of such Crude Oil and Products and to otherwise. accomplish the purposes of this Agreement.

(b) Without limiting the generality of the foregoing, the Company ratifies and authorizes the filing by Aron of any financing statements filed prior to the Commencement Date.

ARTICLE 3

TERM OF AGREEMENT

3.1 Term. This Agreement shall become effective on the Effective Date and, subject to Section 3.2, shall continue for a period starting at 00:00:01 a.m., PST on the Commencement Date and ending at 11:59:59 p.m., PST on May 31, 2016 (the “Term”; the last day of such Term being herein referred to as the “Expiration Date”, except as provided in Section 3.2 below).

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3.2 Changing the Term. Aron may elect to terminate this Agreement early effective on May 31, 2013, May 31, 2014 or May 31, 2015 and the Company may elect to terminate this Agreement early effective on May 31, 2015; provided that no such election shall be effective unless the Party making such election (i) gives the other Party at least six (6) months prior notice of any such election pursuant to Article 26, (ii) concurrently exercises its right (or in the case of the Company, causes ARKS to exercise its rights) to terminate the ARKS Supply and Offtake Agreement and (iii) concurrently exercises its right (or in the case of the Company, causes Alon USA, LP to exercise its rights) to terminate the Big Spring Supply and Offtake Agreement effective as of the same early termination date elected for this Agreement. If any early termination is properly elected pursuant to the preceding sentence, the effective date of such termination shall be the “Early Termination Date.

3.3 Obligations upon Termination. In connection with the termination of the Agreement on the Expiration Date or the Early Termination Date, the Parties shall perform their obligations relating to termination pursuant to Article 19.

ARTICLE 4

COMMENCEMENT DATE TRANSFER

4.1 Transfer and Payment on the Commencement Date. The Parties acknowledge that Aron’s obligations hereunder (other than its obligation under Section 2.3(a) above) shall commence on the Commencement Date only if the Commencement Date Volumes shall be sold and transferred to Aron as provided under the Inventory Sales Agreement, against payment of the Estimated Commencement Date Value made as provided therein.

4.2 Post-Commencement Date Reconciliation and True-up. The Parties further acknowledge that the determination and payment of the Definitive Commencement Date Value shall be made as provided in the Inventory Sales Agreement.

ARTICLE 5

PURCHASE AND SALE OF CRUDE OIL

5.1 Sale of Crude Oil. On and after the Commencement Date through the end of the Term, and subject to (a) Aron’s ability to procure Crude Oil in accordance with the terms hereof, (b) its receipt of Crude Oil under Procurement Contracts and (c) the Company’s maintenance of the Base Agreements and Required Storage and Transportation Arrangements and compliance with the terms and conditions hereof, Aron will endeavor, in a commercially reasonable manner, to enter into Procurement Contracts which will accommodate, in the aggregate, monthly deliveries of crude oil that equal or exceed an average of fifty thousand (50,000) Barrels per day and the Company agrees to purchase and receive from Aron all such crude oil as provided herein. Aron shall, in accordance with the terms and conditions hereof, have the right to be the exclusive owner of crude oil in the Crude Storage Tanks.

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5.2 Monthly and Weekly Forecasts and Projections.

(a) No later than the tenth (10th) Business Day prior to the Contract Cutoff Date of the Nomination Month, Aron shall provide the Company with a preliminary written forecast of Aron’s Target Month End Crude Volume and Target Month End Product Volume for the Delivery Month. During the first two months of deliveries of Crude Oil made pursuant to this Agreement, Aron’s Target Month End Crude Volume and Target Month End Product Volume shall be the amounts set forth on Schedule D.

(b) No later than four (4) Business Days prior to the earliest Contract Cutoff Date in any Nomination Month, the Company shall provide Aron with a written forecast of the Refinery’s anticipated Crude Oil requirements for the related Delivery Month (each, a “Monthly Crude Forecast”).

(c) No later than 5:00 p.m., PST each Monday, the Company shall provide Aron with a written summary of the Refinery’s projected Crude Oil runs for the upcoming production week (each, a “Weekly Projection”).

(d) The Company shall promptly notify Aron in writing upon learning of any material change in any Monthly Crude Forecast or Weekly Projection or if it is necessary to delay any previously scheduled pipeline nominations.

(e) The Parties acknowledge that the Company is solely responsible for providing the Monthly Crude Forecast and the Weekly Projection and for making any adjustments thereto, and the Company agrees that all such forecasts and projections shall be prepared in good faith, with due regard to all available and reliable historical information and the Company’s then-current business prospects, and in accordance with such standards of care as are generally applicable in the U.S. oil refining industry. The Company acknowledges and agrees that (i) Aron shall be entitled to rely and act, and shall be fully protected in relying and acting, upon all such forecasts and projections, and (ii) Aron shall not have any responsibility to make any investigation into the facts or matters stated in such forecasts or projections.

5.3 Procurement of Crude Oil.

(a) As of the Commencement Date, Aron may have entered into Procurement
Contracts for the purchase of crude oil to be processed at the Refinery.

(b) From time to time during the Term of this Agreement, the Company may propose that an additional Procurement Contract be entered into, including any such additional Procurement Contract as may be entered into in connection with the expiration of an outstanding Procurement Contract. If the Parties mutually agree to seek additional Procurement Contracts, then the Company shall endeavor to identify quantities of Crude Oil that may be acquired on a spot or term basis from one or more Third Party Suppliers. The Company may negotiate with any such Third Party Supplier regarding the price and other terms of such potential additional Procurement Contract. The Company shall have no authority to bind Aron to, or enter into on Aron’s behalf, any additional Procurement Contract or Procurement Contract Assignment, and the Company shall not represent to

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any third party that it has such authority. If the Company has negotiated an offer from a Third Party Supplier for an additional Procurement Contract (and if relevant, Procurement Contract Assignment) that the Company wishes to be executed, the Company shall apprise Aron in writing, using the applicable trade sheet included in Schedule Q, of the terms of such offer, Aron shall promptly determine and advise the Company as to whether Aron desires to accept such offer. If Aron indicates its desire to accept such offer, then Aron shall promptly endeavor to formally communicate its acceptance of such offer to the Company and such Third Party Supplier so that the Third Party Supplier and Aron may enter into a binding additional Procurement Contract (and if relevant, Procurement Contract Assignment) provided that any additional Procurement Contract (and, if relevant, related Procurement Contract Assignment) shall require Aron’s express agreement and Aron shall not have any liability under or in connection with this Agreement if for any reason it, acting in good faith, does not agree to any proposed additional Procurement Contract or related Procurement Contract Assignment.

(c) If the Company determines, in its reasonable judgment, that it is commercially beneficial for the Refinery to run a particular grade and/or volume of Crude Oil that is available from a Third Party Supplier that is not a counterparty with which Aron is then prepared to enter into a contract, then the Company may execute a contract to acquire such Crude Oil for the Company’s account.

(d) Title for each quantity of Crude Oil delivered into a Crude Storage Tank shall pass to Aron, (i) if delivered under a Procurement Contract with a Third Party Supplier, from such Third Party Supplier as provided in the relevant Procurement Contract, (ii) if delivered under a Procurement Contract with the Company, at the upstream delivery point specified therein and (iii) if not delivered under a Procurement Contract (and whether such delivery is via an Included Crude Pipeline or another crude pipeline), from the Company as the crude oil passes the Crude Intake Point. The Parties acknowledge that the consideration due from Aron to the Company for any crude oil that is not delivered under a Procurement Contract will be reflected in the Monthly True-up Amounts determined following delivery and in accordance with Schedule C.

(e) [Reserved.]

(f) No later than four (4) Business Days prior to the earliest Contract Cutoff Date in any Nomination Month, the Company shall inform Aron whether the Company has purchased or intends to purchase any Crude Oil that is not being procured under a Procurement Contract for delivery during the related Delivery Month (“Other Barrels”), in which case the Company shall provide to Aron the quantity, grade and delivery terms of such Other Barrels expected to be delivered to the Crude Storage Tanks during such Delivery Month.

5.4 Nominations under Procurement Contracts and for Pipelines.

(a) On the Business Day following receipt of the Monthly Crude Forecast and prior to the delivery of the Projected Monthly Run Volume, Aron shall provide to the Company Aron’s preliminary Target Month End Crude Volume and Target Month End

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Product Volume for the related Delivery Month if different from the Target Month End Crude Volume and Target Month End Product Volume for the related Delivery Month previously provided in Section 5.2(a). By no later than two (2) Business Days prior to the earliest Contract Cutoff Date occurring in such Nomination Month, the Company shall provide to Aron the Projected Monthly Run Volume for the Delivery Month for which deliveries must be nominated prior to such Contract Cutoff Dates. As part of such Projected Monthly Run Volume, the Company may specify the grade of such Projected Monthly Run Volume, provided that such grades and their respective quantities specified by the Company shall fall within the grades and quantities then available to be nominated by Aron under the outstanding Procurement Contracts.

(b) Provided that the Company provides Aron with the Projected Monthly Run Volume as required under Section 5.4(a), Aron shall make all scheduling and other selections and nominations (collectively, “Contract Nominations”) that are to be made under the Procurement Contracts on or before the Contract Cutoff Dates for the Procurement Contracts and such Contract Nominations shall reflect the quantity of each grade specified by the Company in such Projected Monthly Run Volume. Should any Contract Nomination not be accepted by any Third Party Supplier under a Procurement Contract, Aron shall promptly advise the Company and use commercially reasonable efforts with the Company and such Third Party Supplier to revise the Contract Nomination subject to the terms of any such Procurement Contract. Aron shall provide the Company with confirmation that such Contract Nominations have been made.

(c) Insofar as any pipeline nominations are required to be made by Aron for any Crude Oil prior to any applicable Pipeline Cutoff Date for any month, Aron shall be responsible for making such pipeline and terminal nominations for that month; provided that, Aron’s obligation to make such nominations shall be conditioned on its receiving from the Company scheduling instructions for that month a sufficient number of days prior to such Pipeline Cutoff Date so that Aron can make such nominations within the lead times required by such pipelines and terminals. Aron shall not be responsible if a Pipeline System is unable to accept Aron’s nomination or if the Pipeline System must allocate Crude Oil among its shippers.

(d) The Parties agree that the Company may, from time to time, request that Aron make adjustments or modifications to Contract Nominations it has previously made under the Procurement Contracts. Promptly following receipt of any such request, Aron will use its commercially reasonable efforts to make such adjustment or modification, subject to any limitations or restrictions under the relevant Procurement Contracts. Any additional cost or expenses incurred as a result of such an adjustment or modification shall constitute an Ancillary Cost hereunder.

(e) Aron shall not nominate or to its knowledge otherwise acquire any Crude Oil with characteristics that are not previously approved by the Company for use at the Refinery, such approval to be in the Company’s sole and absolute discretion.

(f) In addition to the nomination process, Aron and the Company shall follow the mutually agreed communications protocol as set forth on Schedule J hereto, with

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respect to ongoing daily coordination with feedstock suppliers, including purchases or sales of Crude Oil or other feedstocks outside of the normal nomination procedures.

(g) Each of the Company and Aron agrees to use commercially reasonable efforts in preparing the forecasts, projections and nominations required by this Agreement in a manner intended to maintain Crude Oil and Product operational volumes within the Operational Volume Range.

(h) Prior to entering into any Ancillary Contract that does not by its terms expire or terminate on or before May 31, 2016, Aron will endeavor, in good faith and subject to any confidentiality restrictions, to afford the Company an opportunity to review and comment on such Ancillary Contract or the terms thereof and to confer with the Company regarding such Ancillary Contract and terms, and if Aron enters into any such Ancillary Contract without the Company’s consent, the Company shall not be obligated to assume such Ancillary Contract pursuant to Section 19.1(c) below.

5.5 Transportation, Storage and Delivery of Crude Oil.

(a) Aron shall have the exclusive right to inject (except for such injections by the Company otherwise contemplated hereby), store and withdraw Crude Oil in the Crude Storage Tanks as provided in the Storage Facilities Agreement.

(b) Pursuant to the Required Storage and Transportation Arrangements, Aron shall have the right to inject (except for such injections by the Company otherwise contemplated hereby), store, transport and withdraw Crude Oil in and on the Included Crude Pipeline to the same extent as the Company’s rights to do so prior to the implementation of the Required Storage and Transportation Arrangements.

(c) Provided no Default or Event of Default has occurred and is continuing, the Company shall be permitted to withdraw from the Crude Storage Tanks and take delivery of Crude Oil on any day and at any time. The withdrawal and receipt of any Crude Oil by the Company at the Crude Delivery Point shall be on an “ex works” basis. Aron shall be responsible only for arranging transportation and delivery of Crude Oil into the Crude Storage Tanks and the Company shall bear sole responsibility for arranging the withdrawal of Crude Oil from the Crude Storage Tanks. The Company shall take all actions necessary to maintain a connection with the Crude Storage Tanks to enable withdrawal and delivery of Crude Oil to be made as contemplated hereby.

5.6 Title, Risk of Loss and Custody.

(a) Title to and risk of loss of the Crude Oil shall pass from Aron to the Company at the Crude Delivery Point. The Company shall assume custody of the Crude Oil as it passes the Crude Delivery Point.

(b) During the time any Crude Oil or Products is held in any Storage Facilities, the Company, PPC and certain of PPC’s Affiliates, in their capacity as operator of the Storage Facilities and pursuant to the Storage Facilities Agreement, shall be solely responsible for compliance with all Applicable Laws, including all Environmental Laws,

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pertaining to the possession, handling, use and processing of such Crude Oil or Products and shall indemnify and hold harmless Aron, its Affiliates and their agents, representatives, contractors, employees, directors and officers, for all Liabilities directly or indirectly arising therefrom except to the extent such Liabilities are caused by or attributable to any of the matters for which Aron is indemnifying the Company pursuant to Article 20.

(c) At and after transfer of any Crude Oil at the Crude Delivery Point, the Company, PPC and their Affiliates shall be solely responsible for compliance with all Applicable Laws, including all Environmental Laws pertaining to the possession, handling, use and processing of such Crude Oil and shall indemnify and hold harmless Aron, its Affiliates and their agents, representatives, contractors, employees, directors and officers, for all Liabilities directly or indirectly arising therefrom.

(d) Notwithstanding anything to the contrary herein, Aron and the Company agree that the Company shall have an insurable interest in Crude Oil that is subject to a Procurement Contract and that the Company may, at its election and with prior notice to Aron, endeavor to insure the Crude Oil. If pursuant to the terms of this Agreement, the Company bears the loss of any Crude Oil, then (subject to any other setoff or netting rights Aron may have hereunder) any insurance payment to Aron made to cover same shall be promptly paid over by Aron to the Company.

(e) To the extent any of the Crude Oil or Products are transported from one Included Location to another Included Location via truck or rail, it is agreed that the full title, custody and risk of loss for such Crude Oil or Products shall pass from Aron to the Company as such material passes the exit flange of the loading facility of the relevant Included Location, remain with the Company or one of its Affiliates at all times while such material is in transit between such Included Locations (whether held in a truck or train or in facilities, pipelines or other connecting hoses used in connection with such transit activities) and pass back to Aron from the Company (or one of its Affiliates) as such material passes the intake flange of the receiving facility of the relevant Included Location.

(f) With respect to the shipment of any Crude Oil from the terminal operated by Plains West Coast Terminals LLC (the “Hynes Facility”) via the GATX 12” Pipeline (the “BP Pipeline”) for delivery to the PPC 12” Pipeline described on Schedule X, it is agreed that (i) the full title, custody and risk of loss for such Crude Oil shall pass from Aron to the Company as such material passes the exit flange of the Hynes Facility, remain with the Company at all times while such material is in transit in the BP Pipeline and pass back to Aron from the Company as such material passes the intake flange of the PPC 12” Pipeline described on Schedule X.

(g) Without limiting clauses (e) and (f) above, to the extent the Company wishes to sell any Crude Oil to any third party, the Company acknowledges that it shall not have the authority to agree to such sale without Aron’s prior written consent.

5.7 Contract Documentation, Confirmations and Conditions.

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(a) Aron’s obligations to deliver Crude Oil under this Agreement shall be subject to (i) the Company’s identifying and negotiating potential Procurement Contracts, in accordance with Section 5.3, that are acceptable to both the Company and Aron relating to a sufficient quantity of Crude Oil to meet the Refinery’s requirements, (ii) the Company’s performing its obligations hereunder with respect to providing Aron with timely nominations, forecasts and projections (including Projected Monthly Run Volumes, as contemplated in Section 5.4(a)) so that Aron may make timely nominations under the Procurement Contracts, (iii) all of the terms and conditions of the Procurement Contracts, (iv) any other condition set forth in Section 5.1 above and (v) no Event of Default having occurred and continuing with respect to the Company.

(b) In documenting each Procurement Contract, Aron will endeavor and cooperate with the Company, in good faith and in a commercially reasonable manner, to obtain the Third Party Supplier’s agreement that a copy of such Procurement Contract may be provided to the Company; provided that this Section 5.7(b) in no way limits the Company’s rights to consent to all Procurement Contracts as contemplated by Section
5.3. In addition, to the extent it is permitted to do so, Aron will endeavor to keep the Company apprised of, and consult with the Company regarding, the terms and conditions being incorporated into any Procurement Contract under negotiation with a Third Party Supplier.

(c) The Company acknowledges and agrees that, subject to the terms and conditions of this Agreement, it is obligated to purchase and take delivery of all Crude Oil acquired by Aron under Procurement Contracts executed in connection herewith and subject to the terms and conditions specified in Section 5.4 above. In the event of a dispute, Aron will provide, to the extent legally and contractually permissible, to the Company, a copy of the Procurement Contract in question.

5.8 DISCLAIMER OF WARRANTIES. EXCEPT FOR THE WARRANTY OF TITLE WITH RESPECT TO CRUDE OIL DELIVERED HEREUNDER, ARON MAKES NO WARRANTY, CONDITION OR OTHER REPRESENTATION, WRITTEN OR ORAL, EXPRESS OR IMPLIED, OF MERCHANTABILITY, FITNESS OR SUITABILITY OF THE CRUDE OIL FOR ANY PARTICULAR PURPOSE OR OTHERWISE. FURTHER, ARON MAKES NO WARRANTY OR REPRESENTATION THAT THE CRUDE OIL CONFORMS TO THE SPECIFICATIONS IDENTIFIED IN ARON’S CONTRACT WITH ANY THIRD PARTY SUPPLIER.

5.9 Quality Claims and Claims Handling.

(a) The failure of any Crude Oil that Aron hereunder sells to the Company to meet the specifications or other quality requirements applicable thereto as stated in Aron’s Procurement Contract for that Crude Oil shall be for the sole account of the Company and shall not entitle the Company to any reduction in the amounts due by it to Aron hereunder; provided, however, that any claims made by Aron with respect to such non-conforming Crude Oil shall be for the Company’s account and resolved in accordance with Section 5.9(d).

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(b) The Parties shall consult with each other and coordinate how to handle and resolve any claims arising in the ordinary course of business (including claims related to Crude Oil, pipeline, tank transfers, or ocean transportation, and any dispute, claim, or controversy arising hereunder between Aron and any of its vendors who supply goods or services in conjunction with Aron’s performance of its obligations under this Agreement) made by or against Aron. In all instances wherein claims are made by a third party against Aron which will be for the account of the Company, the Company shall have the right, subject to Section 5.9(c), to either direct Aron to take commercially reasonable actions in the handling of such claims or assume the handling of such claims in the name of Aron, all at the Company’s cost and expense. To the extent that the Company believes that any claim should be made by Aron for the account of the Company against any third party (whether a Third Party Supplier, terminal facility, pipeline, storage facility or otherwise), and subject to Section 5.9(c), Aron will take any commercially reasonable actions as requested by the Company either directly, or by allowing the Company to do so, to prosecute such claim all at the Company’s cost and expense and all recoveries resulting from the prosecution of such claim shall be for the account of the Company.

(c) Aron shall, in a commercially reasonable manner, cooperate with the Company in prosecuting any such claim and shall be entitled to assist in the prosecution of such claim at the Company’s expense.

(d) Notwithstanding anything in Section 5.9(b) to the contrary, Aron may notify the Company that Aron is retaining control over the resolution of any claim referred to in Section 5.9(b) if Aron, in its reasonable judgment, has determined that it has commercially reasonable business considerations for doing so based on any relationships that Aron or any of its Affiliates had, has or may have with the third party involved in such claim; provided that, subject to such considerations, Aron shall use commercially reasonable efforts to resolve such claim, at the Company’s expense and for the Company’s account. In addition, any claim that is or becomes subject to Article 19 shall be handled and resolved in accordance with the provisions of Article 19.

(e) If any claim contemplated in this Section 5.9 involves a counterparty that is an Affiliate of Aron and the management and operation of such counterparty is under the actual and effective control of Aron, then the Company shall control the dispute and resolution of such claim.

5.10 Communications.

(a) Each Party shall promptly provide to the other copies of any and all written communications and documents between it and any third party which in any way relate to Ancillary Costs, including but not limited to written communications and documents with Pipeline Systems, provided that Aron has received such communications and documents in respect of the Pipeline System and/or any communications and documents related to the nominating, scheduling and/or chartering of vessels; provided that neither Party shall be obligated to provide to the other any such materials that contain proprietary or confidential information and, in providing any such materials, such Party may redact or delete any such proprietary or confidential information.

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(b) With respect to any proprietary or confidential information referred to in Section 5.10(a), Aron shall promptly notify the Company of the nature or type of such information and use its commercially reasonable efforts to obtain such consents or releases as necessary to permit such information to be made available to the Company.

(c) The Parties shall coordinate all nominations and deliveries according to the communications protocol on Schedule J hereto.

ARTICLE 6

PURCHASE PRICE FOR CRUDE OIL

6.1 Daily Volumes. Each Business Day the Company shall provide to Aron, by no later than 12:00 pm PST meter tickets and/or meter readings, and tank gauge readings confirming the Measured Crude Quantity for each Crude Storage Tank for all Delivery Dates since the prior Business Day.

6.2 Purchase Price. As the purchase price for the Net Crude Sales Volume for any month, the Company shall owe to Aron when due the Monthly Crude Payment determined with respect to that Net Crude Sales Volume, subject to application of the relevant prices as provided on Schedule B hereto and calculation of the Monthly Crude Oil True-up Amount as provided for on Schedule C hereto, and payable as provided in Section 10.2.

6.3 Monthly Crude Payment. For any month, the “Monthly Crude Payment” shall equal, with respect to the Net Crude Sales Volume for such month, the sum of (A) the product of (1) the Monthly Crude Price for that month and (2) the Net Crude Sales Volume for such month (the amount determined in this clause (A) may be a positive or negative number), (B) the Crude Purchase Fee for that month and (C) the Ancillary Costs for that month. If the Monthly Crude Payment is a negative number, then the absolute value thereof shall represent an amount owed from Aron to the Company and payable as provided in Section 10.2.

6.4 As used herein:

(a) For any month, the “Crude Purchase Fee” shall equal the sum of (A) the product of (1) Level One Fee per barrel and (2) the Reduced Fee Barrels for such month, plus (B) the product of (1) Level Two Fee per barrel and (2) the greater of (x) zero and (y) the Actual Monthly Crude Run for such month minus the Reduced Fee Barrels for such month, minus (C) if a Monthly Procurement Shortfall exists for such month, the product of the Shortfall Procurement Barrels for such month and Adjustment Fee per Barrel.

(b) “Reduced Fee Barrels” means, for any month, whichever of the following is the smallest quantity: (i) the Actual Monthly Crude Run for such month, (ii) the Designated Company-Sourced Barrels for such Month and (iii) seventeen thousand (17,000) Barrels; provided that in no event shall the foregoing be less than zero.

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(c) “Actual Monthly Crude Run” means, for any month, the Net Crude Sales Volume for such month plus the aggregate quantity of those Other Barrels that are actually delivered and received at the Crude Storage Tanks during such month.

(d) A “Monthly Procurement Shortfall” shall exist, for any month, if the Procurement Contracts providing for delivery during such month do not, in the aggregate, result in deliveries that equal or exceed an average of fifty thousand (50,000) Barrels per day.

(e) If a Monthly Procurement Shortfall exists for any month, then the “Shortfall Procurement Barrels” for such month shall equal the lesser of (i) fifty thousand (50,000) Barrels minus the average daily quantity of Barrels that are contemplated to be delivered under Procurement Contracts during such month multiplied by the number of days in such month and (ii) the average daily quantity of Barrels that were delivered under the Rejected Procurement Contracts for such month multiplied by the number of days in such month, minus the Other Rejected Barrels for such month.

(f) “Rejected Procurement Contract” means, for any month, a contract that was first proposed as a Procurement Contract by the Company pursuant to Section 5.3(b) that contemplated deliveries during such month, was proposed to Aron no later than the last Business Day prior to the scheduling day for such month which Aron rejected and was entered into by the Company; provided that such contract shall only constitute a Rejected Procurement Contract if the economic and other material terms thereof are no more favorable to the Company than the economic and other materials terms thereof in the proposed Procurement Contract offered to Aron and if Aron had a period of at least two weeks following the initial date on which such contract was proposed in which to determine whether or not to enter into or reject such contract.

(g) Those Designated Company-Sourced Barrels for any month that are not delivered under Rejected Procurement Contracts constitute the “Primary Company Barrels” for such month. If the Reduced Fee Barrels for such month exceed the Primary Company Barrels for such month, then such excess shall be the “Other Rejected Barrels” for such month.

6.5 Material Crude Grade Changes. If either the Company or Aron concludes in its reasonable judgment that the specifications (including specific gravity and sulfur content of the Crude Oil) of the Crude Oil procured, or projected to be procured, differ materially from the grades that have generally been run by the Refinery, then the Company and Aron will endeavor in good faith to mutually agree on (i) acceptable price indices for such Crude Oil, and (ii) a settlement payment from one Party to the other sufficient to compensate the relevant Party for the relative costs and benefits to each of the price differences between the prior price indices and the amended price indices.

6.6 Upon Aron’s request, the Company will provide documentation evidencing all purchases of Designated Company-Sourced Barrels for any month.

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ARTICLE 7

TARGET INVENTORY LEVELS AND WORKING CAPITAL ADJUSTMENT

7.1 Target Inventory Levels. Aron will set monthly inventory targets for Crude Oil and Products. Such monthly inventory targets for Crude Oil and Products shall be subject to the minimum and maximum inventory levels for each Pricing Group indicated on Schedule P hereto.

7.2 Target Month End Crude Volume.

(a) By no later than two (2) Business Days prior to the earliest Contract Cutoff Date occurring in each Nomination Month, the Company shall notify Aron of the aggregate quantity of Crude Oil that the Company expects to run at the Refinery during the subject Delivery Month (the “Projected Monthly Run Volume”).

(b) For each month of the Term, the “Target Month End Crude Volume” shall equal (i) the Target Month End Crude Volume for the immediately preceding month, subject to any adjustment thereto made pursuant to Section 7.1, plus (ii) the aggregate volume of Crude Oil that Aron has nominated under the Procurement Contracts for delivery during that month pursuant to Section 5.4(b), plus (iii) the aggregate volume of the expected Other Barrels, minus (iv) the Projected Monthly Run Volume for that month, (except that the Target Month End Crude Volume as of the Commencement Date and as of the end of the first month of the Term shall be the respective volumes specified as such on Schedule I hereto).

(c) In establishing a Target Month End Crude Volume, Aron acknowledges that its ability to increase any such Target Month End Crude Volume is constrained to the extent that the Crude Oil available for delivery under the Procurement Contracts plus Other Barrels available for delivery during such month are not greater than the Company’s Crude Oil requirements for the Refinery for the month related to such Target Month End Crude Volume.

(d) After Aron has established a Target Month End Crude Volume for any month, it may change such Target Month End Crude Volume as follows:

(i) If the Actual Month End Crude Volume is above the Target Month End Crude Volume by more than thirty five thousand (35,000) Barrels and the Projected Net Crude Consumption is greater than the Actual Net Crude Consumption, then Aron may increase the Target Month End Crude Volume for such Delivery Month by the lesser of (i) the Actual Month End Crude Volume minus the sum of the Target Month End Crude Volume plus thirty five thousand (35,000) Barrels and (ii) the Projected Net Crude Consumption minus the Actual Net Crude Consumption. If the Target Month End Crude Volume is above the Actual Month End Crude Volume by more than thirty five thousand (35,000) Barrels and the Actual Net Crude Consumption is greater than the Projected Net Crude Consumption, then Aron may reduce the Target Month End Crude Volume for such Delivery Month by the lesser of (i) the Target Month End Crude Volume

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minus the sum of the Actual Month End Crude Volume plus thirty five thousand (35,000) Barrels and (ii) the Actual Net Crude Consumption minus the Projected Net Crude Consumption. Aron must notify the Company of its intent to make this change within four (4) Business Days after the end of such Delivery Month. The Company may dispute this change within one (1) Business Day after receiving such notification from Aron.

(ii) In addition, Aron may adjust the Target Month End Crude Volume with the consent of the Company.

In all cases described above, the changed Target Month End Crude Volume affects only the subject month and does not impact the calculation of the Target Month End Crude Volume in subsequent months pursuant to Section 7.2(b).

(e) If, with respect to any delivery month, the operator of any Included Crude Pipeline notifies Aron that its required Crude Oil Linefill for such month is greater than or less than the amount specified for such Included Crude Pipeline on Schedule D hereto, then the minimum and maximum Crude Oil inventory levels specified on Schedule D hereto shall, in such month (and for any subsequent months for which such increase or decrease remains in effect), be increased or decreased by an amount equal to such increase or decrease in such required Crude Oil Linefill.

7.3 Target Month End Product Volume.

(a) By the thirteenth (13th) of each month the Company shall provide to Aron its standard run-out report (the “Run-out Report”) showing the estimated quantities of each Product that it expects to produce and deliver to Aron during the following month and the quantities of each Product it expects to sell under the Marketing and Sales Agreement during such following month (for each Product, the “Projected Monthly Production Volume”), which may, from time to time, be adjusted by the Company.

(b) For each month and each type of Product, Aron shall from time to time (but subject to any applicable notification deadlines specified on Schedule D hereto) specify an aggregate quantity and grade that shall be the “Target Month End Product Volume” for that month, which shall represent that volume (which may be zero or a positive number) for that Product targeted to be in excess of the Baseline Volume for that Product (except that the Target Month End Product Volume for each type of Product as of the Commencement Date and as of the end of the first month of the Term shall be the respective volumes specified as such on Schedule I hereto).

(c) Provided that the Company has complied with its obligations under the Marketing and Sales Agreement, and subject to events of Force Majeure, facility turnarounds, the performance of any third parties (including purchasers of Products under the Marketing and Sales Agreement), Aron will, in establishing each Target Month End Product Volume, cause such Target Month End Product Volume to be within the applicable range specified for such Product on Schedule D hereto.

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(d) At any time prior to the beginning of the month to which a Target Month End Product Volume relates (but subject to any applicable notification deadlines specified on Schedule D hereto), Aron may change such Target Month End Product Volume.

(e) After Aron has established a Target Month End Product Volume, it may change such Target Month End Product Volume if one of the following occurs: (i) the Actual Month End Product Volume is below the minimum of the Operational Volume Range for the volume in excess of the Baseline Volume or (ii) the Actual Month End Product Volume is above the maximum of the Operational Volume Range for the volume in excess of the Baseline Volume, in which case Aron may change its Target Month End Product Volume for such month to equal the Actual Month End Product Volume. Aron must notify the Company of its intent to make this change within four (4) Business Days after the end of such Delivery Month. The Company may dispute this change within one (1) Business Day after receiving such notification from Aron. In all cases described above, the changed Target Month End Product Volume affects only the subject month and does not impact the calculation of the Target Month End Product Volume in subsequent months.

(f) The Target Month End Product Volume will be adjusted in accordance with the procedure for Excluded Transactions as described in the Marketing and Sales Agreement.

(g) In addition, Aron may adjust the Target Month End Product Volume with the consent of the Company.

7.4 Monthly Working Capital Adjustment. Promptly after the end of each month, Aron shall determine the Monthly Working Capital Adjustment.

7.5 Monthly Product Sale Adjustments. For each month (or portion thereof) during the term of the Marketing and Sales Agreement and for each Product Group, Aron shall determine whether an amount is due by one Party to the other (for each Product Group, a “Monthly Product Sale Adjustment”) in accordance with the following terms and conditions:

(a) For each Product Group and relevant period, Aron shall determine (i) the aggregate quantity of barrels of such Product Group sold during such period under Product Purchase Agreements and Company Purchase Agreements, (ii) the aggregate quantity of barrels of such Product Group sold under Excluded Transactions executed pursuant to Section 2.2(c) of the Marketing and Sales Agreement and (iii) the Aggregate Receipts (as defined below);

(b) If, for any Product Group and relevant period, (i) the Aggregate Receipts exceeds the Index Value (as defined below), then the Monthly Product Sale Adjustment for that Product Group shall equal such excess and shall be due to the Company and (ii) the Index Value exceeds the Aggregate Receipts, then the Monthly Product Sale Adjustment for that Product Group shall equal such excess and shall be due to Aron;

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(c) If Aron determines that any Monthly Product Sale Adjustment is due, it will include its calculation of such amount in the documentation provided to the Company for the relevant period pursuant to Section 10.2 and such Monthly Product Sale Adjustment shall be incorporated as a component of the Monthly True-up Amount due for such period which, if due to the Company, shall be expressed as a positive number and, if due to Aron, shall be expressed as a negative number; and

(d) As used herein:

(i) “Aggregate Receipts” shall mean, for any Product Group and relevant period, the sum of (x) the actual aggregate purchase value invoiced by Aron for all quantities of such Product Group that Aron delivered during such period (without giving effect to any offsetting Excluded Transactions) under Product Purchase Agreements with Customers and under Company Purchase Agreements with Company Purchasers (as defined in the Marketing and Sales Agreement) and (y) for any Excluded Transaction executed pursuant to Section
2.2(c) and 2.2(d) of the Marketing and Sales Agreement, the aggregate purchase price that would have been payable under the proposed Product Purchase Agreement in connection with which such Excluded Transaction was executed;

(ii) “Index Value” shall mean, for any Product Group and relevant period, the product of (A) the sum of the aggregate quantity of barrels of such Product Group sold during such period (without giving effect to any offsetting Excluded Transactions) under Product Purchase Agreements and Company Purchase Agreements and the quantity of sales for such period covered by clause (y) of the definition of Aggregate Receipts, multiplied by (B) the Long Product FIFO Price for that Product Group and period.

7.6 Monthly Cover Costs. If, for any month (or portion thereof), Aron reasonably determines that, as a result of the Company’s failure to produce the quantities of Product projected under this Agreement or the Company’s failure to comply with its obligations under the Marketing and Sales Agreement, Aron retains insufficient quantities of Product to comply with its obligations to any third parties or the Company, whether under Product Purchase Agreements, Company Purchase Agreements or Excluded Transactions, and Aron incurs any additional costs and expenses in procuring and transporting Product from other sources for purposes of covering such delivery obligations or the shortfall in the quantity held for its account (collectively, “Monthly Cover Costs”), then the Company shall be obliged to reimburse Aron for such Monthly Cover Costs. If Aron determines that any Monthly Cover Costs are due to it, Aron shall promptly communicate such determination to the Company and, subject to any mitigation of such costs actually achieved by the Company, include the calculation of such amount in the documentation provided to the Company for the relevant period pursuant to Section 10.2 and such Monthly Cover Costs shall be incorporated as a component of the Monthly True-up Amount due for such period hereunder.

7.7 Costs Related to Shortfall. To the extent that Aron is required to cover any shortfall in any Product delivery, whether under a Product Purchase Agreement or Company Purchase Agreement or otherwise, by any inventory it owns and acquires separately from the

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inventory owned and maintained in connection with this Agreement, any cost or loss incurred by Aron in connection therewith that is not otherwise included as a Cover Cost shall constitute an Ancillary Cost that is to be reimbursed to Aron.

7.8 Monthly Excluded Transaction Fee. For any barrel of gasoline, diesel or jet delivered by Aron under an Excluded Transaction (net of any purchases under Excluded Transactions), Aron shall be obligated to pay to the Company an amount equal to the applicable Per Barrel Adjustment (as set forth on Schedule K to this Agreement). For each month, Aron shall determine the net quantities of gasoline and jet fuel delivered during such month under Excluded Transactions and the aggregate amount due under this Section 7.8 as a result of such deliveries (the “Monthly Excluded Transaction Fee”).

ARTICLE 8

PURCHASE AND DELIVERY OF PRODUCTS

8.1 Purchase and Sale of Products. Aron agrees to purchase and receive from the Company, and the Company agrees to sell and deliver to Aron, the entire Products output of the Refinery from and including the Commencement Date through the end of the Term of this Agreement, at the prices determined pursuant to this Agreement and otherwise in accordance with the terms and conditions of this Agreement.

8.2 Delivery and Storage of Products.

(a) Unless otherwise agreed by Aron, all Products shall be delivered by the Company to Aron at the Products Delivery Point into the Product Storage Tanks, on an FOB basis.

(b) Aron shall have exclusive right to store Products in the Product Storage
Tanks as provided in the Storage Facilities Agreement.

8.3 Expected Yield and Estimated Output.

(a) On or before the Commencement Date, the Company will provide to Aron an expected Product yield for the Refinery based on its then current operating forecast for the Refinery (the “Initial Estimated Yield”). From time to time, based on its then current operating forecast for the Refinery, the Company may provide to Aron a revised expected Product yield for the Refinery (each, a “Revised Estimated Yield” and, together with the Initial Estimated Yield, an “Estimated Yield”).

(b) On the Commencement Date and thereafter as set forth on Schedule J, the Company shall, based on the then current Estimated Yield and such other operating factors as it deems relevant, prepare and provide to Aron an estimate of the Product quantities it expects to deliver to Aron during such month (each, a “Monthly Product Estimate”).

8.4 Delivered Quantities. (a) For each Delivery Date, the Company shall provide to
Aron, by no later than 12:00 p.m., PST on the next Business Day (except (i) in the case of Friday

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and Saturday, then by the following Monday and (ii) in the case of Sunday and Monday, then by the following Tuesday), meter tickets and/or meter readings and tank gauge readings confirming the Measured Product Quantity in each Product Storage Tank for each Product delivered during that Delivery Date.

(b) If the Company determines that any meter tickets and/or meter readings and tank gauge readings provided pursuant to clause (a) above are inaccurate, the Company will provide to Aron such corrected meter tickets and/or meter readings and tank gauge readings by no later than 12:00 p.m., PST on the Business Day following the date on which such determination is made.

8.5 Title and Risk of Loss. Title and risk of loss to Products shall pass from the Company to Aron as Products pass the Products Delivery Point. Aron shall retain title through the Included Product Pipelines and in the Included Third Party Storage Tanks. Title and risk of loss to Products shall pass from Aron to the Company as Products pass at the Products Offtake Point.

8.6 Product Specifications. The Company agrees that all Products sold to Aron hereunder shall conform to the respective specifications set forth on Schedule A or to such other specifications as are from time to time agreed upon by the Parties.

8.7 Purchase Price of Products. The per unit price for each type of Product sold to Aron hereunder shall equal the Long Product FIFO Price specified for such Product (the “Product Cost”), subject to application of the relevant prices as provided on Schedule B and calculation of the Monthly Product True-up Amount as provided for on Schedule C.

8.8 Fees for Included Purchase Transactions. The Purchased Product Barrel Fee shall be applied to each Barrel of Product to be delivered to the Refinery pursuant to an Included Purchase Transaction. With respect to each month, the aggregate monthly value of the Purchased Product Barrel Fee (the “Aggregate Monthly Purchased Products Fee”) shall be calculated pursuant to Section 10.2 and shall be due and payable from the Company to Aron as specified in Section 10.2.

8.9 Transportation, Storage and Delivery of Products.

(a) Aron shall have the exclusive right to inject, store and withdraw Products in the Products Storage Tanks as provided in the Storage Facilities Agreement.

(b) Pursuant to the Required Storage and Transportation Arrangements, Aron shall have the exclusive right to inject (except for such injections by the Company otherwise contemplated hereby), store, transport and withdraw Products in and on the Included Product Pipelines and the Included Third Party Storage Tanks to the same extent as the Company’s rights to do so prior to the implementation of the Required Storage and Transportation Arrangements.

8.10 Material Product Grade Changes. If either the Company or Aron concludes in its reasonable judgment that the specifications or the mix of the constituents of a Pricing Group produced, or projected to be produced, differ materially from those that have generally been

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produced by the Refinery, then the Company and Aron will endeavor in good faith to mutually agree on (i) acceptable price indices for such Product, and (ii) a settlement payment from one Party to the other sufficient to compensate the Parties for the relative costs and benefits to each of the price differences between the prior price indices and the amended price indices.

8.11 Certain Regulatory Matters. If Aron shall determine, in its sole judgment, that as a result of any law or regulation or interpretation thereof (or compliance by it with any request, guideline or directive) it is not permitted to hold or own asphalt or it would, were it to continue to hold or own asphalt, be or likely to be subject to additional or increased burdens or costs, then it shall notify the Company in writing of such determination and specify in such notice a date (the “Asphalt Transfer Date”) upon which the Company shall purchase from Aron all asphalt then held by Aron in any of the Product Storage Facilities at a per Barrel purchase price equal to the applicable price listed on Schedule B hereto; provided that if the basis for giving such notice is that Aron is or likely may be subject to additional or increased burdens or costs, then such Asphalt Transfer Date shall occur no earlier than six (6) months after the date such notice is given and to the extent that Aron incurs any such additional or increased burdens or costs after such notice and prior to such Asphalt Transfer Date, such additional or increased burdens or costs shall constitute Ancillary Costs hereunder; provided, however, that the Company may give notice to Aron of the acceleration of the Asphalt Transfer Date to an earlier date, with such earlier date occurring no less than three (3) months following the date of the Company’s notice of acceleration. Aron shall estimate the volume of such asphalt and aggregate purchase price therefor and such aggregate estimated purchase price shall be payable to Aron as part of the Interim Payment due on such date. Thereafter, Aron shall promptly determine the volume of such asphalt and the aggregate definitive purchase price therefor (which to the extent applicable will reflect the application of the monthly true up calculations pursuant to Schedule C hereto) and to the extent such aggregate definitive purchase price differs from such aggregate estimated purchase price, the difference shall be included as an adjustment to the first Interim Payment due following the determination of such aggregate definitive purchase price. In addition, from and after the Asphalt Transfer Date, asphalt shall no longer constitute a Product for purposes of this Agreement or any of the other documents related hereto and, to the extent reasonably requested by Aron, the parties shall make such further amendments to this Agreement and such other documents are may be necessary to reflect the removal of asphalt from the definition of Products.

ARTICLE 9

ANCILLARY COSTS; MONTH END INVENTORY; CERTAIN DISPOSITIONS; TANK MAINTENANCE

9.1 Ancillary Costs.

(a) From time to time, Aron shall estimate Ancillary Costs it expects to incur with respect to each day occurring during any month. As provided in Section 10.1, Aron shall include such daily estimate of Ancillary Costs in the determination of the Interim Payments due with respect to each day in such month.

(b) Without limiting the foregoing, the Company agrees to reimburse Aron for all Ancillary Costs incurred by Aron. Such reimbursement shall occur from time to time

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upon demand of Aron to the Company. When making such demand, Aron shall promptly provide the Company with copies of any relevant invoices for Ancillary Costs incurred by Aron. All refunds or adjustments of any type received by Aron related to any Ancillary Costs shall be reflected in the Monthly True-up Amount as provided in Section 10.2 below.

9.2 Month End Inventory.

(a) As of 11:59:59 p.m., PST, on the last day of each month, the Company shall apply the Volume Determination Procedures to the Crude Storage Facilities and the Product Storage Facilities, and based thereon shall determine for such month (i) the aggregate volume of Crude Oil held in the Crude Storage Tanks and Included Crude Tanks at that time, plus the Crude Oil Linefill at that time minus the Baseline Volume for Crude Oil (the “Actual Month End Crude Volume”), which may be positive, negative or zero and (ii) for each Product, the aggregate volume of such Product held in the Product Storage Tanks and Included Product Tanks at that time, plus the Product Linefill for such Product at that time minus the Baseline Volume for such Product (each, an “Actual Month End Product Volume”), which may be positive, negative or zero. The Company shall notify Aron of the Actual Month End Crude Volume and each Actual Month End Product Volume by no later than 5:00 p.m., PST on the fifth Business Day thereafter, except that with respect to volume information provided by third parties, the Company shall endeavor to cause third parties to provide such information to Aron by the fifteenth (15th) day after the end of such month.

(b) Aron may, or may have Supplier’s Inspector, witness all or any aspects of the Volume Determination Procedures as Aron shall direct. If, in the judgment of Aron or Supplier’s Inspector, the Volume Determination Procedures have not been applied correctly, then the Company will cooperate with Aron, or Supplier’s Inspector, to ensure the correct application of the Volume Determination Procedures, including making such revisions to the Actual Month End Crude Volume and any Actual Month End Product Volume as may be necessary to correct any such errors.

9.3 Calculation of Sales.

(a) For any month, the “Net Crude Sales Volume” shall equal (A) the sum of (1) the Actual Month End Crude Volume for the prior month plus (2) the Monthly Crude Receipts for such month, minus (B) the Actual Month End Crude Volume for such month.

(b) For any month, and for each Pricing Group (as defined on Schedule P), the “Net Product Sales Volume” shall equal (A) the sum of (1) the Actual Month End Product Volume for such month plus (2) the Monthly Product Sales for such month, minus (B) the Actual Month End Product Volume for the prior month.

9.4 Disposition Following Force Majeure.

(a) Notwithstanding anything to the contrary, if Aron decides or is required, due to an event of Force Majeure affecting either Party or otherwise, to sell to any

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unrelated third parties, in arm’s length transactions, any quantities of Crude Oil that , based on the then current Monthly Crude Forecast or Weekly Projection, Aron would reasonably have expected to have sold to the Company (any quantity of Crude Oil so disposed of by Aron being referred to as a “Disposed Quantity”), then the Company shall be obligated to pay to Aron an amount equal to the difference between the price at which such Disposed Quantity would have been sold to the Company, minus the amount realized in the sale to a third party (the “Disposition Amount”). In no event shall the Disposed Quantity exceed the aggregate amount of Crude Oil that the Company would have been expected to purchase based on their current Monthly Crude Forecast or Weekly Projection for the period during which the Company is unable to take delivery of Crude Oil as the result of the Force Majeure event or otherwise.

(b) In connection with its selling any Disposed Quantity, Aron shall promptly determine the Disposition Amount and issue to the Company an invoice for such amount. The Company shall pay to Aron the invoiced amount no later than the second Business Day after the date of such invoice. If, in connection with the sale of any Disposed Quantity, the Disposition Amount is a negative number, then Aron shall pay the amount of such excess to the Company no later than the second Business Day after the date of such invoice.

9.5 Tank Maintenance.

(a) Promptly after the Company completes its annual business plan with respect to any year, it shall notify Aron of any tank maintenance contemplated with respect to such year that would result in any Crude Storage Tank or Product Storage Tank being unavailable for use by Aron. The Company immediately shall notify Aron orally (followed by prompt written notice) of any previously unscheduled downtime or maintenance of any Crude Storage Tank or Product Storage Tank and its expected duration.

(b) The Company shall give Aron at least two (2) months’ prior written notice of any maintenance that the Company, PPC and/or any of their Affiliates intends to conduct on any of the Crude Storage Tanks or Product Storage Tanks that would result in such storage tank being taken out of service (“Tank Maintenance”). The Parties agree to cooperate with each other in establishing the start date for any such maintenance so as to not unnecessarily interfere with any of Aron’s purchase or sale commitments or to otherwise accommodate, to the extent reasonably practicable, other commercial or market considerations that Aron deems relevant.

(c) In connection with any Tank Maintenance, the Parties shall promptly consult and endeavor to agree on adjusted inventory minimum and maximum levels and other appropriate adjustments hereunder that are to apply during the period of such Tank Maintenance.

(d) The Company agrees (and pursuant to the PPC Acknowledgement and Agreement, PPC and its Affiliates have agreed) that each of them will use its best efforts, consistent with good industry standards and practices, to complete (and to cause any third

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parties to complete) any Tank Maintenance as promptly as practicable. The Company shall provide Aron with an initial estimate of the period of any Tank Maintenance and shall regularly update Aron as to the progress of such Tank Maintenance. If, the Company determines that the expected completion date for Tank Maintenance has or is likely to change by thirty (30) days or more, it shall promptly notify Aron of such determination.

(e) If as a result of Tank Maintenance and/or any unscheduled events resulting in the loss of tank availability, an aggregate volume of more than three hundred thousand (300,000) Barrels (based on shell capacity) of the storage tanks included in the Included Locations has ceased to be available for any period of at least ninety (90) consecutive days, then (i) the Company shall be obligated to reimburse Aron for any loss, costs and damages incurred or realized by Aron as a result of its maintaining, terminating or obtaining any Related Hedges in connection with such change in the Operational Volume Range and (ii) the Level Two Fee shall automatically be changed to equal the Second Level Two Fee set forth in the Fee Letter. Upon restoration of tanks to service such that less than three hundred thousand (300,000) Barrels (based on shell capacity) of the storage tanks included in the Included Locations are unavailable, the reimbursement obligation set forth in (i) above shall cease and the fee shall automatically revert from the Second Level Two Fee to the Level Two Fee, as each is set forth in the Fee Letter; provided that the Company shall be obligated to reimburse Aron for any loss, costs and damages incurred or realized by Aron as a result of its maintaining, terminating or obtaining any Related Hedges in connection with the restoration of such tank capacity.

ARTICLE 10

PAYMENT PROVISIONS

10.1 Interim Payments.

(a) For each day, Aron will calculate a provisional payment (each an “Interim Payment”) by applying the applicable Daily Prices to the Estimated Daily Net Crude Sales and Estimated Daily Net Product Sales for that day, plus an estimate of Ancillary Costs for such day to the extent not directly invoiced to the Company, in the manner illustrated on Schedule G and using Best Available Inventory Data; provided that if inventory data have not been reported on any day within a two (2) Business Day period, Aron will use the inventory data for the day occurring during the thirty (30) day period preceding such calendar day that results in the largest Estimated Daily Net Crude Sales or the smallest Estimated Daily Net Product Sales (as the case may be);

provided that, if Aron determines that any inventory data it has used in such determination was inaccurate, then Aron may, at its option, adjust future Interim Payments to take account of any corrected inventory data.

The "Interim Payment" shall be an amount equal to the value of the Estimated Daily Net Product Sales based on the applicable daily prices minus the sum of the value of the Estimated Daily Net Crude Sales based on the applicable Daily Prices plus the estimated Ancillary Costs for such day.

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If this is a negative amount, the absolute value will represent an amount payable to Aron and if this is a positive amount, it will represent an amount payable to the Company.

(b) With respect to the Estimated Daily Net Crude Sales and Estimated Daily
Net Product Sales,

(i) The inventory data to be used in determining each shall include the
Best Available Inventory Data.

(ii) The Company shall, at the end of each day, provide to Aron inventory reports in the form set forth on Schedule H, showing the quantity of Crude Oil held in Crude Storage Tanks and the quantities of Products held in Product Storage Tanks; and

(c) For the purposes hereof,

(i) “Estimated Daily Net Crude Sales” for any day shall be the estimate for that day of the Crude Oil volume that equals (A) the total of (x) the aggregate volume of Crude Oil measured at the meter before processing unit 1 at the Refinery, at the end of such day, plus (y) the aggregate volume of Crude Oil measured at the meter before processing unit 2 at the Refinery, at the end of such day, minus (z) the Adjustment Amount, minus (B) the aggregate volume of the Transported Quantities at the end of such day; provided that the Adjustment Amount shall be the most recent amount available;

(ii) “Estimated Daily Net Product Sales” for any day and Product shall be the estimate for that day of the Product volume that equals (x) the aggregate volume of such Product held in the Product Storage Facilities at the end of such day, plus (y) the Daily Product Sales of such Product for such day, minus (z) the aggregate volume of such Product held in the Product Storage Facilities at the beginning of such day; and

(d) For each day, Aron shall determine the Estimated Daily Net Crude Sales and Estimated Daily Net Product Sales, in a commercially reasonable manner based on the inventory data and otherwise in the manner contemplated by this Section 10.1 and Schedule G, and to the extent it deems appropriate taking into account such other data as may be relevant to the determination of such estimates.

(e) [Reserved.]

(f) Aron shall advise the Company of the amount of an Interim Payment via invoice issued in accordance with Schedule G. The party obligated to make such Interim Payment shall cause such payment to be made on the applicable Payment Date indicated on Schedule G.

(g) For any Business Day, the Interim Payment to be determined and advised by Aron shall be the Interim Payment for that day, provided that if such Business Day is followed by one or more non-Business Days (whether weekends or Bank Holidays), then

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Aron shall determine and advise to the Company the Interim Payment for that Business Day as well as the Interim Payment each of such following non-Business Days and all such Interim Payments shall be due on the same day.

10.2 Monthly True-up Amount.

(a) Aron will use commercially reasonable efforts to provide to the Company, within fifteen (15) Business Days after the end of any month, a calculation and appropriate documentation to support such calculation for such month for a monthly true- up payment (the “Monthly True-up Amount”). The Monthly True-up Amount for any month shall be equal to:

(i) the Monthly Crude Oil True-up Amount (as defined in Schedule
C); plus

(ii) the Aggregate Monthly Product True-up Amount (as defined in
Schedule C), minus

(iii) the Ancillary Costs for such month, plus

(iv) the Monthly Excluded Transaction Fee, plus (v) the Monthly Product Sales Adjustment, minus (vi) the Monthly Cover Costs, plus
(vii) the Monthly Working Capital Adjustment, minus

(viii) the Aggregate Monthly Purchased Products Fee, plus

(ix) any other amount then due from Aron to the Company under this
Agreement or any other Transaction Document, minus

(x) any other amount then due from the Company to Aron under this
Agreement or any other Transaction Document.

If the Monthly True-up Amount is a positive number, such amount shall be due from Aron to the Company, and if the Monthly True-up Amount is a negative number, then the absolute value thereof shall be due from the Company to Aron. The Company shall pay any Monthly True-up Amount due to Aron within two (2) Business Days after the Company’s receipt of the monthly invoice and all related documentation supporting the invoiced amount. Aron shall pay any Monthly True-up Amount due to the Company within two (2) Business Days after making its definitive determination of such amount.

(b) For purposes of determining the amounts due under clauses (i) and (ii) of Section 10.2(a), the definitions and formulas set forth in Schedule C shall apply and for purposes of determining the amount due under clause (v) of Section 10.2(a), the definitions and formula set forth in Schedule L shall apply.

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(c) For purposes of determining the Monthly Crude Oil True-up Amount for the first month of the Term hereof, and notwithstanding anything to the contrary in Schedule C:

(i) the “Short Crude FIFO Position” as of the end of the prior month (i.e., March 2012) shall equal the lesser of (x) zero and (y) the Commencement Date Crude Oil Volume minus the Target Month End Crude Volume as of the Commencement Date;

(ii) the “Long Crude FIFO Position” as of the end of the prior month shall equal the greater of (x) zero and (y) the Commencement Date Crude Oil Volume minus the Target Month End Crude Volume as of the Commencement Date; and

(iii) the “FIFO Sale Price from Prior Month” shall equal the “Step-in
Price” for Crude Oil as determined pursuant to Schedule B.

(d) For the purposes of determining each Monthly Product True-up Amount for the first month of the Term hereof, and notwithstanding anything to the contrary in Schedule C:

(i) the “Short Product FIFO Position” as of the end of the prior month (i.e., March 2012) for a particular Product Group shall equal the lesser of (x) zero and (y) the Commencement Date Product Volume for that Product Group minus the Target Month End Product Volume as of the Commencement Date for that Product Group;

(ii) the “Long Product FIFO Position” as of the end of the prior month shall equal the greater of (x) zero and (y) the Commencement Date Product Volume for that Product Group minus the Target Month End Product Volume as of the Commencement Date for that Product Group; and

(iii) the “Product FIFO Purchase Price from Prior Month” shall equal the “Step-in Price” for such Product Group as determined pursuant to Schedule B.

10.3 Transaction Fees.

(a) As additional consideration for the arrangements contemplated hereby, the Company agrees to pay to Aron the Annual Fee for each twelve (12) month period during the Term, to be paid in arrears, in equal quarterly installments on June 1, September 1, December 1 and March 1 of each year, and on the Expiration Date or Early Termination Date, as applicable. The Annual Fee shall be prorated for any periods of less than a full three months.

10.4 Invoices.

(a) Invoices shall be prepared and submitted in accordance to Schedule G.

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(b) If the Company in good faith disputes the amount of any invoice issued by Aron relating to any amount payable hereunder (including Interim Payments, Monthly True-up Amounts or Ancillary Costs), it nonetheless shall pay Aron the full amount of such invoice by the due date and inform Aron in writing of the portion of the invoice with which it disagrees and why; provided that, to the extent that the Company promptly informs Aron of a calculation error that is obvious on its face, the Company shall pay Aron the undisputed amounts and may retain such disputed amount pending resolution of such dispute. The Parties shall cooperate in resolving the dispute expeditiously. If the Parties agree that the Company does not owe some or all of the disputed amount or as may be determined by a court pursuant to Article 23, Aron shall return such amount to the Company, together with interest at the Fed Funds Rate from the date such amount was paid, within two (2) Business Days from, as appropriate, the date of their agreement or the date of the final, non-appealable decision of such court. Following resolution of any such disputed amount, Aron will issue a corrected invoice and any residual payment that would be required thereby will be made by the appropriate Party within two (2) Business Days. To the extent that the Existing Procurement Contract permits disputed amounts to be retained pending resolution of disputes, the Parties agree to permit disputed amounts to be retained hereunder on the same terms, notwithstanding anything hereunder to the contrary.

10.5 Other Feedstocks. If Aron procures any catfeed or other non-Crude Oil feedstocks for the Company to run at the Refinery, the parties shall agree in connection with such procurement upon terms for incorporating the purchase of such feedstocks into the daily and monthly settlements contemplated by Sections 10.1 and 10.2 above.

10.6 Interest. Interest shall accrue on late payments under this Agreement at the Default Interest Rate from the date that payment is due until the date that payment is actually received by Aron.

10.7 Payment in Full in Same Day Funds. All payments to be made under this Agreement shall be made by telegraphic transfer of same day funds in U.S. Dollars to such bank account at such bank as the payee shall designate in writing to the payor from time to time. Except as expressly provided in this Agreement, all payments shall be made in full without discount, offset, withholding, counterclaim or deduction whatsoever for any claims which a Party may now have or hereafter acquire against the other Party, whether pursuant to the terms of this Agreement or otherwise.

ARTICLE 11

INDEPENDENT INSPECTORS; STANDARDS OF MEASUREMENT

11.1 Aron shall be entitled to have Supplier’s Inspector present at any time the Volume Determination Procedures are to be applied in accordance with the terms of this Agreement and to observe the conduct of Volume Determination Procedures.

11.2 In addition to its rights under Section 11.1, Aron may, from time to time during the Term of this Agreement, upon reasonable prior notice to the Company, at Aron’s own cost

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and expense, have Supplier’s Inspector conduct surveys and inspections of any of the Storage Facilities or observe any Crude Oil or Product transmission, handling, metering or other activities being conducted at such Storage Facilities or the Delivery Points; provided that such surveys, inspections and observations shall not materially interfere with the ordinary course of business being conducted at such Storage Facilities or the Refinery.

11.3 In the event that recalibration of meters, gauges or other measurement equipment is requested by Aron such as “strapping,” the Parties shall select a mutually agreeable certified and licensed independent petroleum inspection company (the “Independent Inspection Company”) to conduct such recalibration. The cost of the Independent Inspection Company is to be shared equally by the Company and Aron.

11.4 Standards of Measurement. All quantity determinations herein will be corrected to sixty (60) degrees Fahrenheit based on a U.S. gallon of two hundred thirty one (231) cubic inches and forty two (42) gallons to the Barrel, in accordance with the latest supplement or amendment to ASTM-IP petroleum measurement tables (Table 6A of ASTM-IP for Feedstocks and Table 6B of ASTM-IP for Products).

ARTICLE 12

FINANCIAL INFORMATION; CREDIT SUPPORT; AND ADEQUATE ASSURANCES

12.1 Provision of Financial Information. The Company shall provide Aron (i) within ninety (90) days following the end of each of its fiscal years, (a) a copy of the annual report, containing audited consolidated financial statements of Alon USA Energy, Inc. and its consolidated subsidiaries for such fiscal year certified by independent certified public accountants and (b) the balance sheet, statement of income and statement of cash flow of the Company for such fiscal year, as reviewed by the Company’s independent certified public accountants, and (ii) within forty five (45) days after the end of its first three fiscal quarters of each fiscal year, a copy of the quarterly report, containing unaudited consolidated financial statements of Alon USA Energy, Inc. and its consolidated subsidiaries for such fiscal quarter; provided that so long as Alon USA Energy, Inc. is required to make public filings of its quarterly and annual financial results pursuant to the Exchange Act, such filings are available on the SEC’s EDGAR database and such filings are made in a timely manner, then the Company wil l not be required to provide such annual or quarterly financial reports of Alon USA Energy, Inc. to Aron.

12.2 Additional Information.

(a) Upon reasonable notice, the Company shall provide to Aron such additional information as Aron may reasonably request to enable it to ascertain the current financial condition of the Company, including product reports in the form of Schedule S; and

(b) From time to time, upon reasonable request by Aron, the Company shall obtain and provide to Aron an estoppel certificate from the Landlord (as defined in the

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Master Lease) confirming that there are no defaults thereunder and that the Master Lease continues to be in full force and effect.

12.3 Notification of Certain Events. The Company shall notify Aron within one (1) Business Day after learning of any of the following events:

(a) The Company’s or any of its Affiliates’ binding agreement to sell, lease, sublease, transfer or otherwise dispose of, or grant any Person (including an Affiliate) an option to acquire, in one transaction or a series of related transactions, all or a material portion of the Refinery assets; or

(b) The Company’s or any of its Affiliates’ binding agreement to consolidate or amalgamate with, merge with or into, or transfer all or substantially all of its assets to, another entity (including an Affiliate).

(c) An early termination of or any notice of “event of default” under any Base
Agreement.

12.4 Credit Support. As further security for the prompt and complete payment of all amounts due or that may become due hereunder, the Company shall grant the Lien contemplated by, comply with the terms of and maintain in full force and effect the Inventory Lien Documents and assist Aron in maintaining any Uniform Commercial Code financing statements or other filings necessary to preserve Aron’s liens pursuant to the Inventory Lien Documents.

12.5 Adequate Assurances. If, during the Term of this Agreement, a Material Adverse Change has occurred with respect to the Company and is continuing, then Aron may notify the Company thereof and demand in writing that the Company provide to Aron adequate assurance of the Company’s ability to perform its obligations hereunder. Such adequate assurance (the “Adequate Assurance”) may take the form of a prepayment from the Company to Aron in such amount as Aron reasonably deems sufficient, a provision of additional credit support in the form of letters of credit, third party guaranties and/or collateral security in such forms and amount and provided by such parties as Aron reasonably deems sufficient or such other form of assurance as Aron reasonably deems sufficient, in each case taking into account such Material Adverse Change. If such adequate assurance is not received within ten (10) Business Days after such demand by Aron, then such failure shall constitute an Event of Default by the Company under clause (j) of Section 18.1.

ARTICLE 13

REFINERY TURNAROUND, MAINTENANCE AND CLOSURE

13.1 The Company shall promptly notify Aron in writing of the date for which any maintenance or turnaround at the Refinery has been scheduled, or any revision to previously scheduled maintenance or turnaround, which may affect receipts of Crude Oil at the Refinery or the Storage Facilities, the processing of Crude Oil in the Refinery or the delivery of Products to Aron or by Aron to the Company or any third parties; provided that, (i) promptly after the Company completes its annual business plan with respect to any year, it shall notify Aron of any such maintenance or turnaround contemplated with respect to such year and (ii) the Company

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shall give Aron at least two (2) months’ prior written notice of any such scheduled maintenance or turnaround.

13.2 The Company immediately shall notify Aron orally (followed by prompt written notice) of any previously unscheduled downtime, maintenance or turnaround and its expected duration.

13.3 In the event of a scheduled shutdown of the Refinery, the Company shall, to the extent feasible, complete processing of all Crude Oil being charged to, processed at or consumed in the Refinery at that time.

ARTICLE 14

TAXES

14.1 The Company shall pay and indemnify and hold Aron harmless against, the amount of all sales, use, gross receipts, value added, severance, valorem, excise, property, spill, environmental, transaction-based, or similar taxes, duties, assessments and fees, howsoever designated (each, a “Tax” and collectively, “Taxes”) regardless of the taxing authority, and all penalties and interest thereon, paid, owing, asserted against, or incurred by Aron directly or indirectly with respect to the Crude Oil procured and sold, and the Products purchased and resold, and other transactions contemplated hereunder to the greatest extent permitted by applicable law; in the event that the Company is not permitted to pay such Taxes, the amount due hereunder shall be adjusted such that the Company shall bear the economic burden of the Taxes. The Company shall pay when due such Taxes unless there is an applicable exemption from such Tax, with written confirmation of such Tax exemption to be contemporaneously provided to Aron. To the extent Aron is required by law to collect or pay such Taxes, one hundred percent (100%) of such Taxes shall be added to invoices as separately stated charges and paid in full by the Company in accordance with this Agreement, unless the Company is exempt from such Taxes and furnishes Aron with a certificate of exemption. Aron shall be responsible for all taxes imposed on Aron’s net income.

14.2 If the Company disagrees with Aron’s determination that any Tax is due with respect to transactions under this Agreement, the Company shall have the right to seek an administrative determination from the applicable taxing authority, or, alternatively, the Company shall have the right to contest any asserted claim for such Taxes in its own name, subject to its agreeing to indemnify Aron for the entire amount of such contested Tax (including any associated interest and/or late penalties) should such Tax be deemed applicable. Aron agrees to reasonably cooperate with the Company, at the Company’s cost and expense, in the event the Company determines to contest any such Taxes.

14.3 The Company and Aron shall promptly inform each other in writing of any assertion by a taxing authority of additional liability for Taxes in respect of said transactions. Any legal proceedings or any other action against Aron with respect to such asserted liability shall be under Aron’s direction, but the Company shall be consulted. Any legal proceedings or any other action against the Company with respect to such asserted liability shall be under the Company’s direction, but Aron shall be consulted. In any event, the Company and Aron shall

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fully cooperate with each other as to the asserted liability. Each Party shall bear all the reasonable costs of any action undertaken by the other at the Party’s request.

14.4 Any other provision of this Agreement to the contrary notwithstanding, this Article 14 shall survive until ninety (90) days after the expiration of the statute of limitations for the assessment, collection, and levy of any Tax.

ARTICLE 15

INSURANCE

15.1 Insurance Coverages. The Company and the other Granting Parties shall procure and maintain in full force and effect throughout the Term of this Agreement insurance coverages of the following types and amounts and with insurance companies rated not less than A- by A.M. Best, or otherwise equivalent in respect of the Company’s and the other Granting Parties’ properties and operations:

(a) Property damage coverage on an “all risk” basis in an amount sufficient to cover the market value or potential full replacement cost of all Crude Oil to be delivered to the Company at the Crude Delivery Point and all Products to be delivered to Aron at the Products Delivery Point. In the event that the market value or potential full replacement cost of all Crude Oil and Products exceeds the insurance limits available or the insurance limits available at commercially reasonable rates in the insurance marketplace, the Company will maintain the highest insurance limit available at commercially reasonable rates; provided, however, that the Company will promptly notify Aron of the Company’s inability to fully insure any Crude Oil and Products and provide full details of such inability. Such policies shall be endorsed to name Aron as a loss payee with respect to any of Aron’s Crude Oil or Product in the care, custody or control of the Company. Notwithstanding anything to the contrary herein, Aron, may, at its option and expense, endeavor to procure and provide such property damage coverage for the Crude Oil and Products; provided that, to the extent any such insurance is duplicative with insurance procured by the Company, the insurance procured by the Company shall in all cases represent, and be written to be, the primary coverage.

(b) Comprehensive or commercial general liability coverage and umbrella or excess liability coverage, which includes bodily injury, broad form property damage and contractual liability, products and completed operations liability and “sudden and accidental pollution” liability coverage in the minimum amounts indicated in Schedule F. Such policies shall include Aron as an additional insured with respect to any of Aron’s Crude Oil or Products in the care, custody or control of the Company or any other Granting Party.

15.2 Additional Insurance Requirements.

(a) The foregoing policies shall include an endorsement that the underwriters waive all rights of subrogation against Aron.

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(b) The Company shall cause its insurance carriers to furnish Aron with insurance certificates, in ACORD form or equivalent, evidencing the existence of the coverages and the endorsements required above. The Company shall provide thirty (30) days’ written notice prior to cancellation of insurance becoming effective. The Company also shall provide renewal certificates within thirty (30) days before expiration of the policy.

(c) The mere purchase and existence of insurance does not reduce or release either Party from any liability incurred or assumed under this Agreement.

(d) The Company shall comply with all notice and reporting requirements in the foregoing policies and timely pay all premiums.

ARTICLE 16

FORCE MAJEURE

16.1 If a Party is rendered unable by an event of Force Majeure to perform in whole or in part any obligation or condition of this Agreement (the “Affected Party”), it shall not be liable to the other Party to perform such obligation or condition (except for payment and indemnification obligations) for so long as the event of Force Majeure exists and to the extent that performance is hindered by such event of Force Majeure; provided, however, that the Affected Party shall use any commercially reasonable efforts to avoid or remove the event of Force Majeure. During the period that performance by the Affected Party of a part or whole of its obligations has been suspended by reason of an event of Force Majeure, the other Party (the “Non-Affected Party”) likewise may suspend the performance of all or a part of its obligations to the extent that such suspension is commercially reasonable, except for any payment and indemnification obligations. The Parties acknowledge that if, as a result of a Force Majeure, the Company were to suspend its receipt and/or processing of Crude Oil, then Aron would be entitled to suspend, to a comparable extent, its purchasing of Products.

16.2 The Affected Party shall give prompt oral notice to the Non-Affected Party of its declaration of an event of Force Majeure, to be followed by written notice within twenty-four (24) hours after receiving notice of the occurrence of a Force Majeure event, including, to the extent feasible, the details and the expected duration of the Force Majeure event and the volume of Crude Oil or Products affected. The Affected Party also shall promptly notify the Non- Affected Party when the event of Force Majeure is terminated. However, the failure or inability of the Affected Party to provide such notice within the time periods specified above shall not preclude it from declaring an event of Force Majeure.

16.3 In the event the Affected Party’s performance is suspended due to an event of Force Majeure in excess of thirty (30) consecutive days after the date that notice of such event is given, and so long as such event is continuing, the Non-Affected Party, in its sole discretion, may terminate or curtail its obligations under this Agreement affected by such event of Force Majeure (the “Affected Obligations”) by giving notice of such termination or curtailment to the Affected Party, and neither Party shall have any further liability to the other in respect of such Affected Obligations to the extent terminated or curtailed, except for the rights and remedies previously

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accrued under this Agreement, any payment and indemnification obligations by either Party under this Agreement and the obligations set forth in Article 19.

16.4 If any Affected Obligation is not terminated pursuant to this Article 16 or any other provision of this Agreement, performance shall resume to the extent made possible by the end or amelioration of the event of Force Majeure in accordance with the terms of this Agreement; provided, however, that the term of this Agreement shall not be extended.

16.5 The Parties acknowledge and agree that the right of Aron to declare a Force Majeure based upon any failure by a Third Party Supplier to deliver Crude Oil under a Procurement Contract is solely for purposes of determining the respective rights and obligations as between Aron and the Company with respect to any Crude Oil delivery affected thereby, and any such declaration shall not excuse the default of such Third Party Supplier under one or more Procurement Contracts. Any claims that Aron may have as a result of such Third Party Supplier’s failure shall be subject to Section 5.9 and any other applicable provisions of this Agreement relating to claims against third parties.

16.6 If at anytime during the Term any of the Required Storage and Transportation Arrangements cease to be in effect (in whole or in part) or any of the applicable Included Crude Pipelines, Included Product Pipelines or Included Third Party Storage Tanks cease, in whole or in part, to be available to Aron pursuant to the Required Storage and Transportation Arrangements, and the foregoing is a result of or attributable to any owner or operator of such Included Crude Pipelines, Included Product Pipelines or Included Third Party Storage Tanks becoming Bankrupt or breaching or defaulting in any of its obligations relating to the Required Storage and Transportation Arrangements, then:

(a) The Company shall promptly use commercially reasonable efforts to establish for Aron’s benefit alternative and/or replacement storage and transportation arrangements no less favorable to Aron (in Aron’s reasonable judgment) than those that have ceased to be available;

(b) Until such alternative and/or replacement arrangements complying with clause (a) above have been established, each Party shall be deemed to have been affected by an event of Force Majeure and its obligations under this Agreement shall be curtailed to the extent such performance is hindered by such lack of effectiveness of any Required Storage and Transportation Arrangements or the availability of any pipeline or storage facility related thereto; and

(c) Without limiting the generality of the foregoing, in no event shall Aron have any obligation under or in connection with this Agreement to store Crude Oil or Product in any pipeline or store Crude Oil or Product in any storage facility at any time from and after the owner or operator thereof becoming Bankrupt.

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ARTICLE 17

REPRESENTATIONS, WARRANTIES AND COVENANTS

17.1 Mutual Representations. Each Party represents and warrants to the other Party as of the Effective Date and each sale of Crude Oil hereunder, that:

(a) It is an “Eligible Contract Participant” as defined in Section 1a(12) of the
Commodity Exchange Act, as amended.

(b) It is a “forward contract merchant” in respect of this Agreement and this Agreement and each sale of Crude Oil or Products hereunder constitutes a “forward contract,” as such term is used in Section 556 of the Bankruptcy Code.

(c) It is duly organized and validly existing under the laws of the jurisdiction of its organization or incorporation and in good standing under such laws.

(d) It has the corporate, governmental or other legal capacity, authority and power to execute and deliver the Transaction Documents and to perform its obligations under this Agreement, and has taken all necessary action to authorize the foregoing.

(e) The execution, delivery and performance of the Transaction Documents and the performance of its obligations thereunder and the consummation of the transactions contemplated thereby do not violate or conflict with any Applicable Law, any provision of its constitutional documents, any order or judgment of any court or Governmental Authority applicable to it or any of its assets or any contractual restriction binding on or affecting it or any of its assets.

(f) All governmental and other authorizations, approvals, consents, notices and filings that are required to have been obtained or submitted by it with respect to the Transaction Documents have been obtained or submitted and are in full force and effect, and all conditions of any such authorizations, approvals, consents, notices and filings have been complied with.

(g) Its obligations under the Transaction Documents constitute its legal, valid and binding obligations, enforceable in accordance with its terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors’ rights generally and subject, as to enforceability, to equitable principles of general application regardless of whether enforcement is sought in a proceeding in equity or at law).

(h) No Event of Default or Default has occurred and is continuing, and no such event or circumstance would occur as a result of its entering into or performing its obligations under the Transaction Documents.

(i) There is not pending or, to its knowledge, threatened against it or any of its Affiliates any action, suit or proceeding at law or in equity or before any court, tribunal, Governmental Authority, official or any arbitrator that is likely to affect the

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legality, validity or enforceability against it of this Agreement or its ability to perform its obligations under the Transaction Documents.

(j) It is not relying upon any representations of the other Party other than those expressly set forth in this Agreement.

(k) It has entered into this Agreement as principal (and not as advisor, agent, broker or in any other capacity, fiduciary or otherwise), with a full understanding of the material terms and risks of the same, and is capable of assuming those risks.

(l) It has made its trading and investment decisions (including their suitability) based upon its own judgment and any advice from its advisors as it has deemed necessary and not in reliance upon any view expressed by the other Party.

(m) The other Party (i) is acting solely in the capacity of an arm’s-length contractual counterparty with respect to this Agreement, (ii) is not acting as a financial advisor or fiduciary or in any similar capacity with respect to this Agreement and (iii) has not given to it any assurance or guarantee as to the expected performance or result of this Agreement.

(n) It is not bound by any agreement that would preclude or hinder its execution, delivery, or performance of this Agreement.

(o) Neither it nor any of its Affiliates has been contacted by or negotiated with any finder, broker or other intermediary in connection with the sale of Crude Oil or Products hereunder who is entitled to any compensation with respect thereto.

None of its directors, officers, employees or agents or those of its Affiliates has received or will receive any commission, fee, rebate, gift or entertainment of significant value in connection with this Agreement.

17.2 Company’s Representations and Covenants.

(a) The Company has delivered true and complete copies of the Base Agreements and Required Storage and Transportation Arrangements and all amendments thereto to Aron.

(b) The Company shall in all material respects continue to perform its obligations under and comply with the terms of the Base Agreements and Required Storage and Transportation Arrangements.

(c) The Company shall maintain and pursue diligently all its material rights under the Base Agreements and Required Storage and Transportation Arrangements and take all reasonable steps to enforce its rights and any rights granted to the Company thereunder.

(d) The Company shall not modify, amend or waive rights arising under any of the Base Agreements or the Required Storage and Transportation Arrangements

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without the prior written consent of Aron; provided, however, that if the Company provides Aron with notice, the Company may make such modifications or amendments, including extensions or elections under any of the foregoing, that do not adversely affect Aron’s rights thereunder or otherwise interfere with Aron’s rights to use the Pipeline System and Included Third Party Storage Tanks subject thereto without the prior written consent of Aron.

(e) The Company shall not cause or permit any of the Crude Oil or Products held at the Included Locations to become subject to any Liens.

(f) The Company represents and warrants that the Storage Facilities have been maintained, repaired, inspected and serviced in accordance with good and prudent industry standards and are in good working order and repair in all respects.

(g) In the case of any Bankruptcy with respect to the Company, and to the extent permitted by applicable law, the Company intends that (i) Aron’s right to liquidate, collect, net and set off rights and obligations under this Agreement and liquidate and terminate this Agreement shall not be stayed, avoided, or otherwise limited by the Bankruptcy Code, including sections 362(a), 547, 548 or 553 thereof; (ii) Aron shall be entitled to the rights, remedies and protections afforded by and under, among other sections, sections 362(b)(6), 362(b)(17), 362((b)(27), 362(o), 546(e), 546(g), 546(j),
548(d), 553, 556, 560, 561 and 562 of the Bankruptcy Code; and (iii) any cash, securities or other property provided as performance assurance, credit, support or collateral with respect to the transactions contemplated hereby shall constitute “margin payments” as defined in section 101(38) of the Bankruptcy Code and all payments for, under or in connection with the transactions contemplated hereby, shall constitute “settlement payments” as defined in section 101(51A) of the Bankruptcy Code.

(h) The Company agrees (and pursuant to the PPC Acknowledgement and Agreement, PPC and the other Granting Parties have agreed) that each of them shall have no interest in or the right to dispose of, and shall not permit the creation of, or suffer to exist, any security interest, lien, encumbrance, charge or other claim of any nature (collectively, “Liens”) with respect to, any quantities of Crude Oil prior to the delivery thereof by Aron to the Company at the Crude Delivery Point or any quantities of Products after delivery thereof to Aron at the Products Delivery Point (collectively, “Aron’s Property”). The Company authorizes Aron to file at any time and from time to time any Uniform Commercial Code financing statements describing the quantities of Aron’s Property subject to this Agreement and Aron’s ownership thereof and title thereto, and the Company shall execute and deliver to Aron, and the Company hereby authorizes Aron to file (with or without the Company’s signature), at any time and from time to time, all amendments to financing statements, assignments, continuation financing statements, termination statements, and other documents and instruments, in form reasonably satisfactory to Aron, as Aron may reasonably request, to provide public notice of Aron’s ownership of and title to the quantities of Aron’s Property subject to this Agreement and to otherwise protect Aron’s interest therein.

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(i) The Company (i) represents and warrants that at the time it becomes a direct or indirect subsidiary of Alon USA Energy Inc. the Company shall be an “unrestricted subsidiary” as defined under the Term Credit Agreement and (ii) covenants and agrees that from and after such time it shall remain an “unrestricted subsidiary” as defined under the Term Credit Agreement.

17.3 Acknowledgment. The Company acknowledges and agrees that (1) Aron is a merchant of Crude Oil and may, from time to time, be dealing with prospective counterparties, or pursuing trading or hedging strategies, in connection with aspects of Aron’s business which are unrelated hereto and that such dealings and such trading or hedging strategies may be different from or opposite to those being pursued by or for the Company, (2) Aron may, in its sole discretion, determine whether to advise the Company of any potential transaction with a Third Party Supplier and prior to advising the Company of any such potential transaction Aron may, in its discretion, determine not to pursue such transaction or to pursue such transaction in connection with another aspect of Aron’s business and Aron shall have no liability of any nature to the Company as a result of any such determination, (3) Aron has no fiduciary or trust obligations of any nature with respect to the Refinery or the Company or any of its Affiliates, (4) Aron may enter into transactions and purchase Crude Oil or Products for its own account or the account of others at prices more favorable than those being paid by the Company hereunder and (5) nothing herein shall be construed to prevent Aron, or any of its partners, officers, employees or Affiliates, in any way from purchasing, selling or otherwise trading in Crude Oil, Products or any other commodity for its or their own account or for the account of others, whether prior to, simultaneously with or subsequent to any transaction under this Agreement.

ARTICLE 18

DEFAULT AND TERMINATION

18.1 Events of Default. Notwithstanding any other provision of this Agreement, the occurrence of any of the following shall constitute an “Event of Default”:

(a) Either Party fails to make payment when due (i) under Article 10, Article 19 or any Company Purchase Agreement within one (1) Business Day after a written demand therefor or (ii) under any other provision hereof or any other Transaction Document within five (5) Business Days; or

(b) Other than a default described in Sections 18.1(a) and 18.1(c), either Party (or, if applicable, any Affiliate of such Party that is party to a Transaction Document) fails to perform any material obligation or covenant to the other under this Agreement or any other Transaction Document, which is not cured to the reasonable satisfaction of the other Party (in its sole discretion) within ten (10) Business Days after the date that such Party receives written notice that such obligation or covenant has not been performed; or

(c) Either Party (or, if applicable, any Affiliate of such Party that is party to a Transaction Document) breaches any material representation or material warranty made or repeated or deemed to have been made or repeated by the Party, or any warranty or representation proves to have been incorrect or misleading in any material respect when

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made or repeated or deemed to have been made or repeated under any Transaction Document; provided, however, that if such breach is curable, such breach is not cured to the reasonable satisfaction of the other Party within ten (10) Business Days after the date that such Party receives notice that corrective action is needed; or

(d) Either Party becomes Bankrupt; or

(e) Either Party or any of its Designated Affiliates (1) defaults under a Specified Transaction and, after giving effect to any applicable notice requirement or grace period, there occurs a liquidation of, an acceleration of obligations under, or any early termination of, that Specified Transaction, (2) defaults, after giving effect to any applicable notice requirement or grace period, in making any payment or delivery due on the last payment, delivery or exchange date of, or any payment on early termination of, a Specified Transaction (or such default continues for at least three (3) Business Days if there is no applicable notice requirement or grace period) or (3) disaffirms, disclaims, repudiates or rejects, in whole or in part, a Specified Transaction (or such action is taken by any person or entity appointed or empowered to operate it or act on its behalf); or either Party or any Affiliate of such Party that is party to any credit support document provided pursuant hereto or in connection herewith, disaffirms, disclaims, repudiates or rejects, in whole or in party, such credit support document or its obligations thereunder; or

(f) An “Event of Default” with respect to ARKS or Alon USA, LP shall occur under the ARKS Supply and Offtake Agreement or Big Spring Supply and Offtake Agreement respectively;

(g) (i) The Company fails to perform its obligations under, comply with, or maintain a Base Agreement or the Required Storage and Transportation Arrangements; (ii) there shall occur an “Event of Default” under or early termination of the Master Lease, or (iii) the Company breaches its obligations under Section 17.2(f);

(h) The Company or any of its Affiliates sells, leases, subleases, transfers or otherwise disposes of, in one transaction or a series of related transactions, all or a material portion of the assets of the Refinery; or

(i) The Company or any of its Affiliates (i) consolidates or amalgamates with, merges with or into, or transfers all or substantially all of its assets to, another entity (including an Affiliate) or any such consolidation, amalgamation, merger or transfer is consummated, and (ii)(A)the successor entity resulting from any such consolidation, amalgamation or merger or the Person that otherwise acquires all or substantially all of the assets of the Company or any of its Affiliates does not assume, in a manner satisfactory to Aron, all of the Company’s obligations hereunder and under the other Transaction Documents, or (B) in the reasonable judgment of Aron, the creditworthiness of the resulting, surviving or transferee entity, taking into account any guaranties, is materially weaker than the Company immediately prior to the consolidation, amalgamation, merger or transfer; or

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(j) The Company fails to provide Adequate Assurance in accordance with
Section 12.5 or

(k) There shall occur either (A) a default, event of default or other similar condition or event (however described) in respect of the Company or any of its Affiliates under one or more agreements or instruments relating to Specified Indebtedness in an aggregate amount of not less than twenty million dollars ($20,000,000) which has resulted in such Specified Indebtedness becoming due and payable under such agreements and instruments before it would have otherwise been due and payable or (B) a default by the Company or any of its Affiliates (individually or collectively) in making one or more payments on the due date thereof in an aggregate amount of not less than twenty million dollars ($20,000,000) under such agreements or instruments (after giving effect to any applicable notice requirement or grace period); or

(l) An “Event of Default” has occurred under the Term Credit Agreement.

(m) (i) PPC has defaulted under the Tolling Agreement or (ii) the Tolling
Agreement has been terminated before the Termination Date of this Agreement.

The Company shall be the Defaulting Party upon the occurrence of any of the events described in clauses (f)-(m) (inclusive) above.

18.2 Remedies Upon Event of Default.

(a) Notwithstanding any other provision of this Agreement, if any Event of Default with respect to the Company, on the one hand, or Aron, on the other hand (such defaulting Party, the “Defaulting Party”) has occurred and is continuing, Aron (where the Company is the Defaulting Party) or the Company (where Aron is the Defaulting Party) (such non-defaulting Party or Parties, the “Non-Defaulting Party”) may, without notice, (i) declare all of the Defaulting Party’s obligations under this Agreement to be forthwith due and payable, all without presentment, demand, protest or further notice of any kind, all of which are expressly waived by the Defaulting Party and/or (ii) subject to Section 18.2(c), exercise any rights and remedies provided or available to the Non- Defaulting Party under this Agreement or at law or equity, including all remedies provided under the Uniform Commercial Code and as provided under this Section 18.2.

(b) Notwithstanding any other provision of this Agreement, if an Event of Default has occurred and is continuing with respect to the Defaulting Party, the Non- Defaulting Party shall have the right, immediately and at any time(s) thereafter, to terminate this Agreement (and any other contract or agreement that may then be outstanding among the Parties that relates specifically to this Agreement, including any Transaction Document) and, subject to Section 18.2(c), to liquidate and terminate any or all rights and obligations under this Agreement; provided that, in the event Aron is the Non-Defaulting Party, this Agreement shall not be deemed to have terminated in full until Aron shall have disposed of all Crude Oil and Products owned or maintained by Aron in connection herewith. The Settlement Amount (as defined below) shall be calculated in a commercially reasonable manner based on such liquidated and terminated rights and

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obligations and shall be payable by one Party to the others. The “Settlement Amount” shall mean the amount, expressed in U.S. Dollars, of losses and costs that are or would be incurred by the Non-Defaulting Party (expressed as a positive number) or gains that are or would be realized by the Non-Defaulting Party (expressed as a negative number) as a result of the liquidation and termination of all rights and obligations under this Agreement. The determination of the Settlement Amount shall include (without duplication): (w) all reasonable losses and costs (or gains) incurred or realized by the Non-Defaulting Party, as a result of maintaining, terminating or obtaining any Related Hedge, (x) the losses and costs (or gains) incurred or realized by the Non-Defaulting Party in terminating, transferring, redeploying or otherwise modifying any outstanding Procurement Contracts and (y) the losses and costs (or gains) incurred or realized by the Non-Defaulting Party to the extent it elects to dispose of any Crude Oil and/or Product inventories maintained for purposes of this Agreement. If the Settlement Amount is a positive number it shall be due to the Non-Defaulting Party and if it is a negative number, the absolute value thereof shall be due to the Defaulting Party.

(c) The Settlement Amount shall be determined by the Non-Defaulting Party, acting in good faith, in a commercially reasonable manner. The Non-Defaulting Party shall determine the Settlement Amount commencing as of the date on which such termination occurs by reference to such futures, forward, swap and options markets as it shall select in its commercially reasonable judgment; provided that the Non-Defaulting Party is not required to effect such terminations and/or determine the Settlement Amount on a single day, but rather may effect such terminations and determine the Settlement Amount over a commercially reasonable period of time (the last day of which period shall be the “Settlement Amount Date”). In calculating the Settlement Amount, the Non- Defaulting Party shall discount to present value (in any commercially reasonable manner based on London interbank rates for the applicable period and currency) any amount which would be due at a later date and shall add interest (at a rate determined in the same manner) to any amount due prior to the date of the calculation.

(d) Without limiting any other rights or remedies hereunder, if an Event of Default has occurred and is continuing and Aron is the Non-Defaulting Party, Aron may, in its discretion, (i) withhold or suspend its obligations, including any of its delivery or payment obligations, under this Agreement, (ii) withdraw from storage any and all of the Crude Oil and/or Products then in the Storage Facilities, (iii) otherwise arrange for the disposition of any Crude Oil and/or Products subject to outstanding Procurement Contracts and/or the modification, settlement or termination of such outstanding Procurement Contracts in such manner as it elects and (iv) liquidate in a commercially reasonable manner any credit support, margin or collateral, to the extent not already in the form of cash (including applying any other margin or collateral) and apply and set off such credit support, margin or collateral or the proceeds thereof against any obligation owing by the Company to Aron. Aron shall be under no obligation to prioritize the order with respect to which it exercises any one or more rights and remedies available hereunder. The Company shall in all events remain liable to Aron for any amount payable by the Company in respect of any of its obligations remaining unpaid after any such liquidation, application and set off.

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(e) Without limiting any other rights or remedies hereunder, if an Event of Default has occurred and is continuing and the Company is the Non-Defaulting Party, the Company may, in its discretion, (i) withhold or suspend its obligations, including any of its delivery or payment obligations, under this Agreement and/or (ii) otherwise arrange for the settlement or termination of the parties’ outstanding commitments hereunder, the sale in a commercially reasonable manner of Crude Oil and/or Product for Aron’s account, and the replacement of the supply and offtake arrangement contemplated hereby with such alternative arrangements as it may procure.

(f) The Non-Defaulting Party shall set off (i) the Settlement Amount (if due to the Defaulting Party), plus any performance security (including any other margin or collateral) then held by the Non-Defaulting Party pursuant to the Transaction Documents, plus (at the Non-Defaulting Party’s election) any or all other amounts due to the Defaulting Party hereunder (including under Article 10), against (ii) the Settlement Amount (if due to the Non-Defaulting Party), plus any performance security (including the any other margin or collateral) then held by the Defaulting Party, plus (at the Non- Defaulting Party’s election) any or all other amounts due to the Non-Defaulting Party hereunder (including under Article 10), so that all such amounts shall be netted to a single liquidated amount payable by one Party to the other (the “Liquidated Amount”). The Party with the payment obligation shall pay the Liquidated Amount to the applicable other Parties within one (1) Business Day after such amount has been determined. In addition, the Parties acknowledge that, in connection with an Event of Default hereunder, the Step-out Inventory Sales Agreement may be terminated and with respect thereto any rights and remedies available hereunder, under any other agreement between the Parties hereto or the parties thereto, or at law or equity may be exercised.

(g) No delay or failure on the part of the Non-Defaulting Party in exercising any right or remedy to which it may be entitled on account of any Event of Default shall constitute an abandonment of any such right, and the Non-Defaulting Party shall be entitled to exercise such right or remedy at any time during the continuance of an Event of Default.

(h) The Non-Defaulting Party’s rights under this Section 18.2 shall be in addition to, and not in limitation or exclusion of, any other rights which the Non-Defaulting Party may have (whether by agreement, operation of law or otherwise), including any rights of recoupment, setoff, combination of accounts or other rights under any credit support that may from time to time be provided in connection with this Agreement. The Defaulting Party shall indemnify and hold the Non-Defaulting Party harmless from all reasonable costs and expenses, including reasonable attorney fees, incurred in the exercise of any remedies hereunder.

(i) If an Event of Default has occurred and is continuing, the Non-Defaulting Party may, without limitation on its rights under this Section 18.2, set off amounts which the Defaulting Party owes to it against any amounts which it owes to the Defaulting Party (whether hereunder, under any other contract or agreement or otherwise and whether or not then due).

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(j) The Parties acknowledge and agree that this Agreement is intended to be a “master netting agreement” as such term is defined in section 101(38A) of the Bankruptcy Code.

ARTICLE 19

SETTLEMENT AT TERMINATION

19.1 Upon expiration or termination of this Agreement for any reason other than as a result of an Event of Default (in which case the Expiration Date, the Early Termination Date or such other date as the Parties may agree shall be the “Termination Date”), the Parties covenant and agree to proceed as provided in this Article 19; provided that (x) this Agreement shall continue in effect following the Termination Date until all obligations are finally settled as contemplated by this Article 19 and (y) the provisions of this Article 19 shall in no way limit the rights and remedies which the Non-Defaulting Party may have as a result of an Event of Default, whether pursuant to Article 18 above or otherwise:

(a) If any Procurement Contract does not either (i) by its terms automatically become assigned to the Company on and as of the Termination Date in a manner which releases Aron from all obligations thereunder for all periods following the Termination Date or (ii) by its terms, expire or terminate on and as of the Termination Date, then the Parties shall promptly negotiate and enter into, with each of the then existing Third Party Suppliers, assignments, assumptions and/or such other documentation, in form and substance reasonably satisfactory to the Parties, pursuant to which, as of the Termination Date, (i) such Procurement Contract shall be assigned to the Company or shall be terminated, (ii) all rights and obligations of Aron under each of the then outstanding Procurement Contracts shall be assigned to the Company, (iii) the Company shall assume all of such obligations to be paid or performed following such termination, and (iv) Aron shall be released by such Third Party Suppliers and the Company from any further obligations thereunder. In connection with the assignment or reassignment of any Procurement Contract, the Parties shall endeavor, in a commercially reasonable manner, to facilitate the transitioning of the supply and payment arrangements, including any change in payment terms, under the relevant Procurement Contracts so as to prevent any material disruption in the supply of Crude Oil thereunder.

(b) If, pursuant to the Marketing and Sales Agreement, any sales commitments are outstanding which, by their terms, extend beyond the Termination Date, then the Parties shall promptly negotiate and enter into, with each of the purchasers thereunder, assignments, assumptions and/or such other documentation, in form and substance reasonably satisfactory to the Parties, pursuant to which, as of the Termination Date, (i) such sales commitment shall be assigned (or reassigned) to the Company or shall be terminated, (ii) all rights and obligations of Aron with respect to each then outstanding sales commitment shall be assigned to the Company, (iii) the Company shall assume all of such obligations to be paid or performed following such termination, and (iv) Aron shall be released by the purchasers thereunder and the Company from any further obligations with respect to such sales commitments. In connection with the assignment or reassignment of any Procurement Contract, the Parties shall endeavor, in a

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commercially reasonable manner, to facilitate the transitioning of the Product marketing and sales arrangements so as to prevent any material disruption in the distribution of Products from the Refinery.

(c) In the event that Aron has become a party to any other third party service contract in connection with this Agreement and the transactions contemplated hereby, including any pipeline, terminalling, storage and shipping arrangement including but not limited to the Required Storage and Transportation Arrangements (an “Ancillary Contract”) and such Ancillary Contract does not by its terms expire or terminate on and as of the Termination Date, then the Parties shall promptly negotiate and enter into with each service provider thereunder such instruments or other documentation, in form and substance reasonably satisfactory to the Parties, pursuant to which as of the Termination Date (i) such Ancillary Contract shall be assigned to the Company or shall be terminated, (ii) all rights and obligations of Aron with respect to each then outstanding Ancillary Contract shall be assigned to the Company, (iii) the Company shall assume all of such obligations to be paid or performed following such termination, and (iv) Aron shall be released by the third party service providers thereunder and the Company from any further obligations with respect to such Ancillary Contract.

(d) The volume of Crude Oil and Products at the Included Locations shall be purchased and transferred as contemplated in the Step-Out Inventory Sales Agreement. The Crude Oil volumes measured by the Independent Inspector at the Termination Date and recorded in the Independent Inspector’s final inventory report shall be the “Termination Date Crude Oil Volumes” for the purposes of this Agreement and the Product volumes measured by the Independent Inspector at the Termination Date and recorded in the Independent Inspector’s final inventory report shall be the “Termination Date Product Volumes” for purposes of this Agreement, and such Termination Date Crude Oil Volumes and Termination Date Product Volumes shall collectively be referred to as the “Termination Date Volumes”.

(e) Aron shall promptly reconcile and determine the Termination Amount pursuant to Section 19.2. The Parties shall promptly exchange all information necessary to determine the estimates and final calculations contemplated by Section 19.2.

(f) Aron shall have no further obligation to purchase and shall not purchase or pay for Crude Oil or Products, or incur any such purchase obligations on and after the Termination Date. Except as may be required for Aron to fulfill its obligations hereunder until the Termination Date or during any obligatory notice period pursuant to any Procurement Contract, Aron shall not be obligated to purchase, take title to or pay for any Crude Oil or Products following the Termination Date or such earlier date as the Parties may determine in connection with the transitioning of such supply arrangements to the Company. Notwithstanding anything to the contrary herein, no Delivery Date shall occur later than the calendar day immediately preceding the Termination Date.

19.2 Termination Amount.

(a) The “Termination Amount” shall equal:

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(i) Any unpaid amounts owed by the Company to Aron pursuant to the Step-Out Inventory Sales Agreement, plus

(ii) all unpaid amounts payable hereunder by the Company to Aron in respect of Crude Oil delivered on or prior to the Termination Date, plus

(iii) all Ancillary Costs incurred through the Termination Date that have not yet been paid or reimbursed by the Company, plus

(iv) in the case of an early termination, the amount reasonably determined by Aron as the breakage costs it incurred in connection with the termination, unwinding or redeploying of all Related Hedges as a result of such early termination, plus

(v) the aggregate amount due under Section 10.2(a), calculated as of the Termination Date with such date being the final day of the last monthly period for which such calculations are to be made under this Agreement; provided that, if such amount under Section 10.2(a) is due to Aron, then such amount will be included in this Termination Amount as a positive number and if such amount under Section 10.2(a) is due to the Company, then such amount will be included in this Termination Amount as a negative number;

(vi) any unpaid portion of the Annual Fee owed to Aron pursuant to
Section 10.3;

(vii) any FIFO Balance Final Settlement that is determined to be due pursuant to Schedule N; provided that, if such FIFO Balance Final Settlement is due to Aron, then such amount will be included in this Termination Amount as a positive number and if such amount under Section 10.2(a) would be due to the Company, then such amount will be included in this Termination Amount as a negative number;

(viii) all unpaid amounts payable hereunder by Aron to the Company in respect of Product delivered on or prior to the Termination Date, minus

(ix) all amounts due from Aron to the Company under the Marketing and Sales Agreement for services provided up to the Termination Date.

All of the foregoing amounts shall be aggregated or netted to a single liquidated amount owing from one Party to the other. If the Termination Amount is a positive number, it shall be due to Aron and if it is a negative number, the absolute value thereof shall be due to the Company.

(b) The Parties acknowledge that one or more of the components of the Termination Amount will not be able to be definitively determined by the Termination Date and therefore agree that Aron shall, in a commercially reasonable manner, estimate each of such components and use such estimated components to determine an estimate of the Termination Amount (the “Estimated Termination Amount”) plus such additional amount which Aron shall reasonably determine (the “Termination Holdback Amount”);

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provided that the Termination Holdback Amount shall not be greater than the Deferred Portion. Without limiting the generality of the foregoing, the Parties agree that the amount due under Section 19.2(a)(ii) above shall be estimated by Aron in the same manner and using the same methodology as it used in preparing the Estimated Commencement Date Value, but applying the “Step-Out Prices” as indicated in Schedule B and other price terms provided for herein with respect to the purchase of the Termination Date Volumes. Aron shall use its commercially reasonable efforts to prepare, and provide the Company with, an initial Estimated Termination Amount, together with appropriate supporting documentation, at least five (5) Business Days prior to the Termination Date. To the extent reasonably practicable, Aron shall endeavor to update its calculation of the Estimated Termination Amount by no later than 12:00 p.m. PST on the Business Day prior to the Termination Date. If Aron is able to provide such updated amount, that amount shall constitute the Estimated Termination Amount and shall be due and payable by no later than 5:00 p.m., PST on the Business Day preceding the Termination Date. Otherwise, the initial Estimated Termination Amount shall be the amount payable on the Termination Date. If the Estimated Termination Amount is a positive number, it shall be due to Aron and if it is a negative number, the absolute value thereof shall be due to the Company.

(c) Aron shall prepare, and provide the Company with, (i) a statement showing the calculation, as of the Termination Date, of the Termination Amount, (ii) a statement (the “Termination Reconciliation Statement”) reconciling the Termination Amount with the sum of the Estimated Termination Amount pursuant to Section 19.2(b) and the Termination Holdback Amount and indicating any amount remaining to be paid by one Party to the other as a result of such reconciliation. Within one (1) Business Day after receiving the Termination Reconciliation Statement and the related supporting documentation, the Parties will make any and all payments required pursuant thereto. Promptly after receiving such payment, Aron shall cause any filing or recording of any Uniform Commercial Code financing forms to be terminated.

(d) Notwithstanding anything herein to the contrary, Aron shall not have any obligation to make any payment contemplated by this Section 19.2, transfer of title to Crude Oil or Products or to otherwise cooperate in the transition matters described in Section 19.1 unless the Company shall have performed its obligations under the Step-Out Inventory Sales Agreement and performed its obligations thereunder as and when required pursuant to the terms thereof.

19.3 Transition Services. To the extent necessary to facilitate the transition to the Purchasers of the storage and transportation rights and status contemplated hereby, each Party shall take such additional actions, execute such further instruments and provide such additional assistance as the other Party may from time to time reasonably request for such purposes.

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ARTICLE 20

INDEMNIFICATION

20.1 To the fullest extent permitted by Applicable Law and except as specified otherwise elsewhere in the Transaction Documents, Aron shall defend, indemnify and hold harmless the Company, its Affiliates, and their directors, officers, employees, representatives, agents and contractors for and against any Liabilities directly or indirectly arising out of (i) any breach by Aron of any covenant or agreement contained herein or made in connection herewith or any representation or warranty of Aron made herein or in connection herewith proving to be false or misleading, (ii) any failure by Aron to comply with or observe any Applicable Law, (iii) Aron’s negligence or willful misconduct, or (iv) injury, disease, or death of any person or damage to or loss of any property, fine or penalty, any of which is caused by Aron or its employees, representatives, agents or contractors in exercising any rights or performing any obligations hereunder or in connection herewith, except to the extent that such injury, disease, death, or damage to or loss of property was caused by the negligence or willful misconduct on the part of the Company, its Affiliates or any of their respective employees, representatives, agents or contractors.

20.2 To the fullest extent permitted by Applicable Law and except as specified otherwise elsewhere in this Agreement, the Company shall defend, indemnify and hold harmless Aron, its Affiliates, and their directors, officers, employees, representatives, agents and contractors for and against any Liabilities directly or indirectly arising out of (i) any breach by the Company of any covenant or agreement contained herein or made in connection herewith or any representation or warranty of the Company made herein or in connection herewith proving to be false or misleading, including, without limitation the Company’s obligation for payment of taxes pursuant to Section 14.1, (ii) the Company’s transportation, handling, storage, refining or disposal of any Crude Oil or the products thereof, including any conduct by the Company on behalf of or as the agent of Aron under the Required Storage and Transportation Arrangements, (iii) the Company’s failure to comply with its obligations under the terminalling, pipeline and lease agreements underlying the Required Storage and Transportation Arrangements, (iv) the Company’s negligence or willful misconduct, (v) any failure by the Company to comply with or observe any Applicable Law, or (vi) injury, disease, or death of any person or damage to or loss of any property, fine or penalty, any of which is caused by the Company or its employees, representatives, agents or contractors in exercising any rights or performing any obligations hereunder or in connection herewith, except to the extent that such injury, disease, death, or damage to or loss of property was caused by the negligence or willful misconduct on the part of Aron, its Affiliates or any of their respective employees, representatives, agents or contractors.

20.3 The Parties’ obligations to defend, indemnify, and hold each other harmless under the terms of the Transaction Documents shall not vest any rights in any third party (whether a Governmental Authority or private entity), nor shall they be considered an admission of liability or responsibility for any purposes other than those enumerated in the Transaction Documents.

20.4 Each Party agrees to notify the other as soon as practicable after receiving notice of any claim or suit brought against it within the indemnities of this Agreement, shall furnish to the other the complete details within its knowledge and shall render all reasonable assistance

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requested by the other in the defense; provided that, the failure to give such notice shall not affect the indemnification provided hereunder, except to the extent that the indemnifying Party is materially adversely affected by such failure. Each Party shall have the right but not the duty to participate, at its own expense, with counsel of its own selection, in the defense and settlement thereof without relieving the other of any obligations hereunder. Notwithstanding the foregoing, an indemnifying Party shall not be entitled to assume responsibility for and control of any judicial or administrative proceeding if such proceeding involves an Event of Default by the indemnifying Party under this Agreement which shall have occurred and be continuing.

ARTICLE 21

LIMITATION ON DAMAGES

UNLESS OTHERWISE EXPRESSLY PROVIDED IN THIS AGREEMENT, THE PARTIES’ LIABILITY FOR DAMAGES IS LIMITED TO DIRECT, ACTUAL DAMAGES ONLY (WHICH INCLUDE ANY AMOUNTS DETERMINED UNDER ARTICLE 18) AND NEITHER PARTY SHALL BE LIABLE FOR SPECIFIC PERFORMANCE, LOST PROFITS OR OTHER BUSINESS INTERRUPTION DAMAGES, OR SPECIAL, CONSEQUENTIAL, INCIDENTAL, PUNITIVE, EXEMPLARY OR INDIRECT DAMAGES, IN TORT, CONTRACT OR OTHERWISE, OF ANY KIND, ARISING OUT OF OR IN ANY WAY CONNECTED WITH THE PERFORMANCE, THE SUSPENSION OF PERFORMANCE, THE FAILURE TO PERFORM, OR THE TERMINATION OF THIS AGREEMENT; PROVIDED, HOWEVER, THAT, SUCH LIMITATION SHALL NOT APPLY WITH RESPECT TO (I) ANY THIRD PARTY CLAIM FOR WHICH INDEMNIFICATION IS AVAILABLE UNDER THIS AGREEMENT OR (II) ANY BREACH OF ARTICLE 23. EACH PARTY ACKNOWLEDGES THE DUTY TO MITIGATE DAMAGES HEREUNDER.

ARTICLE 22

AUDIT AND INSPECTION

During the Term of this Agreement each Party and its duly authorized representatives, upon reasonable notice and during normal working hours, shall have access to the accounting records and other documents maintained by the other Party, or any of the other Party’s contractors and agents, which relate to this Agreement; provided that, neither this Section nor any other provision hereof shall entitle the Company to have access to any records concerning any hedges or offsetting transactions or other trading positions or pricing information that may have been entered into with other parties or utilized in connection with any transactions contemplated hereby or by any other Transaction Document. The right to inspect or audit such records shall survive termination of this Agreement for a period of two (2) years following the Termination Date. Each Party shall preserve, and shall cause all contractors or agents to preserve, all of the aforesaid documents for a period of at least two (2) years from the Termination Date.

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ARTICLE 23

CONFIDENTIALITY

23.1 In addition to the Company’s confidentiality obligations under the Transaction Documents, the Parties agree that the specific terms and conditions of this Agreement, including any list of counterparties, the Transaction Documents and the drafts of this Agreement exchanged by the Parties and any information exchanged between the Parties, including calculations of any fees or other amounts paid by the Company to Aron under this Agreement and all information received by Aron from the Company relating to the costs of operation, operating conditions, and other commercial information of the Company not made available to the public, are confidential and shall not be disclosed to any third party, except (i) as may be required by court order or Applicable Laws or as requested by a Governmental Authority, (ii) to such Party’s or its Affiliates’ employees, directors, shareholders, auditors, consultants, banks, lenders, financial advisors and legal advisors, or (iii) to such Party’ insurance providers, solely for the purpose of procuring insurance coverage or confirming the extent of existing insurance coverage; provided that, prior to any disclosure permitted by this clause (iii), such insurance providers shall have agreed in writing to keep confidential any information or document subject to this Section 23.1. The confidentiality obligations under this Agreement shall survive termination of this Agreement for a period of two (2) years following the Termination Date. The Parties shall be entitled to all remedies available at law, or in equity, to enforce or seek relief in connection with the confidentiality obligations contained herein.

23.2 In the case of disclosure covered by clause (i) of Section 23.1, to the extent practicable and in conformance with the relevant court order, Applicable Law or request, the disclosing Party shall notify the other Party in writing of any proceeding of which it is aware which may result in disclosure.

23.3 Tax Disclosure. Notwithstanding anything herein to the contrary, the Parties (and their respective employees, representatives or other agents) are authorized to disclose to any person the U.S. federal and state income tax treatment and tax structure of the transaction and all materials of any kind (including tax opinions and other tax analyses) that are provided to the Parties relating to that treatment and structure, without the Parties imposing any limitation of any kind. However, any information relating to the tax treatment and tax structure shall remain confidential (and the foregoing sentence shall not apply) to the extent necessary to enable any person to comply with securities laws. For this purpose, “tax structure” is limited to any facts that may be relevant to that treatment.

ARTICLE 24

GOVERNING LAW

24.1 THIS AGREEMENT SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED UNDER THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ITS CONFLICT OF LAWS PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER STATE.

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24.2 EACH OF THE PARTIES HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF ANY FEDERAL OR STATE COURT OF COMPETENT JURISDICTION SITUATED IN THE CITY OF NEW YORK, (WITHOUT RECOURSE TO ARBITRATION UNLESS BOTH PARTIES AGREE IN WRITING), AND TO SERVICE OF PROCESS BY CERTIFIED MAIL, DELIVERED TO THE PARTY AT THE ADDRESS INDICATED IN ARTICLE 26. EACH PARTY HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION TO PERSONAL JURISDICTION, WHETHER ON GROUNDS OF VENUE, RESIDENCE OR DOMICILE.

24.3 Each Party waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any proceedings relating to this agreement.

ARTICLE 25

ASSIGNMENT

25.1 This Agreement shall inure to the benefit of and be binding upon the Parties hereto, their respective successors and permitted assigns.

25.2 The Company shall not assign this Agreement or its rights or interests hereunder in whole or in part, or delegate its obligations hereunder in whole or in part, without the express written consent of Aron. Aron may, without the Company’s consent, assi gn and delegate all of Aron’s rights and obligations hereunder to (i) any Affiliate of Aron, provided that the obligations of such Affiliate hereunder are guaranteed by The Goldman Sachs Group, Inc. or (ii) any non- Affiliate Person that succeeds to all or substantially all of its assets and business and assumes Aron’s obligations hereunder, whether by contract, operation of law or otherwise, provided that the creditworthiness of such successor entity is equal or superior to the creditworthiness of Aron immediately prior to such assignment. Any other assignment by Aron shall require the Company’s consent.

25.3 Any attempted assignment in violation of this Article 25 shall be null and void ab initio and the non-assigning Party shall have the right, without prejudice to any other rights or remedies it may have hereunder or otherwise, to terminate this Agreement effective immediately upon notice to the Party attempting such assignment.

ARTICLE 26

NOTICES

All invoices, notices, requests and other communications given pursuant to this Agreement shall be in writing and sent by email or nationally recognized overnight courier. A notice shall be deemed to have been received when transmitted by email to the other Party’s email set forth in Schedule M, or on the following Business Day if sent by nationally recognized overnight courier to the other Party’s address set forth in Schedule M and to the attention of the person or department indicated. A Party may change its address or email address by giving written notice in accordance with this Section, which is effective upon receipt.

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ARTICLE 27

NO WAIVER, CUMULATIVE REMEDIES

27.1 The failure of a Party hereunder to assert a right or enforce an obligation of the other Party shall not be deemed a waiver of such right or obligation. The waiver by any Party of a breach of any provision of, or Event of Default under, this Agreement shall not operate or be construed as a waiver of any other breach of that provision or as a waiver of any breach of another provision of, Event of Default under, this Agreement, whether of a like kind or different nature.

27.2 Each and every right granted to the Parties under this Agreement or allowed it by law or equity shall be cumulative and may be exercised from time to time in accordance with the terms thereof and Applicable Law.

ARTICLE 28

NATURE OF THE TRANSACTION AND RELATIONSHIP OF PARTIES

28.1 This Agreement shall not be construed as creating a partnership, association or joint venture between the Parties. It is understood that each Party is an independent contractor with complete charge of its employees and agents in the performance of its duties hereunder, and nothing herein shall be construed to make such Party, or any employee or agent of the Company, an agent or employee of the other Party.

28.2 Neither Party shall have the right or authority to negotiate, conclude or execute any contract or legal document with any third person; to assume, create, or incur any liability of any kind, express or implied, against or in the name of the other; or to otherwise act as the representative of the other, unless expressly authorized in writing by the other.

ARTICLE 29

MISCELLANEOUS

29.1 If any Article, Section or provision of this Agreement shall be determined to be null and void, voidable or invalid by a court of competent jurisdiction, then for such period that the same is void or invalid, it shall be deemed to be deleted from this Agreement and the remaining portions of this Agreement shall remain in full force and effect.

29.2 The terms of this Agreement constitute the entire agreement between the Parties with respect to the matters set forth in this Agreement, and no representations or warranties shall be implied or provisions added in the absence of a written agreement to such effect between the Parties. This Agreement shall not be modified or changed except by written instrument executed by the Parties’ duly authorized representatives.

29.3 No promise, representation or inducement has been made by either Party that is not embodied in this Agreement or the Transaction Documents, and neither Party shall be bound by or liable for any alleged representation, promise or inducement not so set forth.

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29.4 Time is of the essence with respect to all aspects of each Party’s performance of any obligations under this Agreement.

29.5 Nothing expressed or implied in this Agreement is intended to create any rights, obligations or benefits under this Agreement in any person other than the Parties and their successors and permitted assigns.

29.6 All audit rights, payment, confidentiality and indemnification obligations and obligations under this Agreement shall survive for the time periods specified herein.

29.7 This Agreement may be executed by the Parties in separate counterparts and initially delivered by facsimile transmission or otherwise, with original signature pages to follow, and all such counterparts shall together constitute one and the same instrument.

29.8 All transactions hereunder are entered into in reliance on the fact that this Agreement and all such transactions constitute a single, integrated agreement between the Parties, and the Parties would not have otherwise entered into any other transactions hereunder.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, each Party hereto has caused this Agreement to be executed by its duly authorized representative as of the date first above written.

J. ARON & COMPANY

By: /s/ Simon Collier          Name: Simon Collier      Title: Managing Director

ALON SUPPLY, INC.

By: /s/ Shai Even          Name: Shai Even      Title: Senior Vice President and CFO

[Signature Page to Alon Supply, Inc. Supply and Offtake Agreement]

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Schedule A

Products and Product Specifications

Crude: Grades are listed on Schedule P

Gasoline: CARBOB Regular Gasoline, CARBOB Premium Gasoline, Isooctane, Light Straight
Run Gasoline, Reformate, Light Straight Run Naphtha, Heavy Naphtha, Full Range Naphtha

Diesel: EPA Ultra Low Sulfur Diesel, Carb Diesel, Diesel Fuel Oil, Distillate, Naval Distillate
(F76)

Jet: Jet A, Kerosene Distillate, JP-8

Asphalt: Emulsified Asphalt, Roofing Flux, Kraft Saturant, Rooflex 767, Built-up Roofing Asphalt, 740 Shingle Adhesive, Shingle Adhesive, Uncatalyzed Coating, Asphalt Cement, Emulsion Base Stock, Vacuum Tower Bottoms, High Performance Seal, Fuel Oil, Vacuum Tower Bottoms

Catfeed: Vacuum Gas Oil

Propane: Liquefied petroleum gas

Slop: Transmix, Slop Oil, Emulsion Slop, Crude Unit Slop, Heavy Oil Slop, Light Oil Slop

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Schedule B

Table 1: Baseline Volume

Pricing Benchmarks

Group		Step-In Price	Step-Out Price
GASOLINE	1 Averaging Mechanism	Arithmetic average of the 3 Trading Days ending with and including May 25, 29, 30 2012	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month of the Termination Date (In the case of the initial term, May 24, 28, 29 & 30 of 2013)
	Reference2 Price	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) (***)	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) (***)

JET	Averaging Mechanism	Arithmetic average of the 3 Trading Days ending with and including May 25, 29, 30 2012	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month of the Termination Date (In the case of the initial term, May 24, 28, 29 & 30 of 2013)

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

1 Averaging Mechanism: Refers to the averaging methodology used to calculate the applicable price for the relevant commodity group and the calendar day(s) or Trading Day(s) in which the Reference Price is applicable to.
2 Reference Price: Refers to the applicable mathematical formula used to calculate the price for a particular calendar day or Trading Day as referenced in the Averaging Mechanism.

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Group		Step-In Price	Step-Out Price
	Reference Price	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) (***)	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) (***)

CATFEED	Averaging Mechanism	Arithmetic average of the 3 Trading Days ending with and including May 25, 29, 30 2012	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month of the Termination Date (In the case of the initial term, May 24, 28, 29 & 30 of 2013)
	Reference Price	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) (***)	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) (***)

CRUDE	Averaging Mechanism	Arithmetic average of the 3 Trading Days ending with and including May 25, 29, 30 2012	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month of the Termination Date (In the case of the initial term, May 24, 28, 29 & 30 of 2013)
	Reference Price	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) (***)	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) (***)

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Group		Step-In Price	Step-Out Price

SLOP	Averaging Mechanism	Arithmetic average of the 3 Trading Days ending with and including May 25, 29, 30 2012	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month of the Termination Date (In the case of the initial term, May 24, 28, 29 & 30 of 2013)
	Reference Price	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) (***)	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) (***)

DIESEL	Averaging Mechanism	Arithmetic average of the 3 Trading Days ending with and including May 25, 29, 30 2012	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month of the Termination Date (In the case of the initial term, May 24, 28, 29 & 30 of 2013)
	Reference Price	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) (***)	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) (***)

ASPHALT	Averaging Mechanism	Arithmetic average of the 3 Trading Days ending with and including May 25, 29, 30 2012	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month of the Termination Date (In the case of the initial term, May 24, 28, 29 & 30 of 2013)
	Reference Price	The sum of (i) the closing settlement price on the New York Mercantile	The sum of (i) the closing settlement price on the New York Mercantile

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Group		Step-In Price	Step-Out Price
		Exchange for the first nearby Light Crude Futures contract and (ii) (***)	Exchange for the first nearby Light Crude Futures contract and (ii) (***)

PROPANE	Averaging Mechanism	Arithmetic average of the 3 Trading Days ending with and including May 25, 29, 30 2012	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month of the Termination Date (In the case of the initial term, May 24, 28, 29 & 30 of 2013)
	Reference Price	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) (***)	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) (***)

Trading Day: Any Business Day for which the relevant price is published.

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Table 2: Volume in excess of Baseline Volume

Group		Step-In Price	Daily Price	Short Crude FIFO Price / Short Product FIFO Price	Long Crude FIFO Price / Long Product FIFO Price	Step-Out Price
GASOLINE	3 Averaging Mechanism	Arithmetic average of the 3 Trading Days ending with and including May 25, 29, 30 2012	The Trading Day preceding the relevant Invoice Date	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month of the Termination Date (In the case of the initial term, May 24, 28, 29 & 30 of 2013)
Reference4 Price
The product of
(i) the sum of
(x) the closing settlement price on the New York Mercantile for the first nearby New York Harbor Reformulated Gasoline Blendstock for Oxygen Blending contract and
(y) (***), and
(ii) (***)

The product of
(i) the sum of
(x) the closing settlement price on the New York Mercantile for the first nearby New York Harbor Reformulated Gasoline Blendstock for Oxygen Blending contract and
(y) (***), and
(ii) (***)

The product of
(i) the sum of
(x) the closing settlement price on the New York Mercantile for the first nearby New York Harbor Reformulated Gasoline Blendstock for Oxygen Blending contract and
(y) (***), and
(ii) (***)

The product of
(i) the sum of
(x) the closing settlement price on the New York Mercantile for the first nearby New York Harbor Reformulated Gasoline Blendstock for Oxygen Blending contract and
(y) (***), and
(ii) (***)

The product of
(i) the sum of
(x) the closing settlement price on the New York Mercantile for the first nearby New York Harbor Reformulated Gasoline Blendstock for Oxygen Blending contract and
(y) (***), and
(ii) (***)

JET	Averaging Mechanism	Arithmetic average of the 3 Trading Days ending with and including May 25, 29, 30 2012	The Trading Day preceding the relevant Invoice Date	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month of the Termination Date (In the case of the initial term, May 24, 28, 29 & 30 of 2013)
Reference Price
The product of
(i) the sum of
(x) the arithmetic average of the high and low quotations appearing in ‘Platt's US Marketscan’ in the section
‘GULF COAST’ under the heading ‘Distillates and blendstocks’ for the Jet 54-
			The product of (i) the sum of (x) the arithmetic average of the high and low quotations appearing in ‘Platt's US Marketscan’ in the section ‘GULF COAST’ under the heading ‘Distillates and	The product of (i) the sum of (x) the arithmetic average of the high and low quotations appearing in ‘Platt's US Marketscan’ in the section ‘GULF COAST’ under the heading ‘Distillates and	The product of (i) the sum of (x) the arithmetic average of the high and low quotations appearing in ‘Platt's US Marketscan’ in the section ‘GULF COAST’ under the heading ‘Distillates and
The product of
(i) the sum of
(x) the arithmetic average of the high and low quotations appearing in ‘Platt's US Marketscan’ in the section
‘GULF COAST’ under the heading ‘Distillates and blendstocks’ for the Jet 54-

3 Averaging Mechanism: Refers to the averaging methodology used to calculate the applicable price for the relevant commodity group and the calendar day(s) or Trading Day(s) in which the Reference Price is applicable to.
4 Reference Price: Refers to the applicable mathematical formula used to calculate the price for a particular calendar day or Trading Day as referenced in the Averaging Mechanism.

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Group		Step-In Price	Daily Price	Short Crude FIFO Price / Short Product FIFO Price	Long Crude FIFO Price / Long Product FIFO Price	Step-Out Price
		Pipeline quotation and (y) (***), and (ii) (***)	blendstocks’ for the Jet 54-Pipeline quotation and (y) (***), and (ii) (***)	blendstocks’ for the Jet 54- Pipeline quotation and (y) (***), and (ii) (***)	blendstocks’ for the Jet 54- Pipeline quotation and (y) (***), and (ii) (***)	Pipeline quotation and (y) (***), and (ii) (***)

CATFEED	Averaging Mechanism	Arithmetic average of the 3 Trading Days ending with and including May 25, 29, 30 2012	The Trading Day preceding the relevant Invoice Date	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month of the Termination Date (In the case of the initial term, May 24, 28, 29 & 30 of 2013)
Reference Price
The sum of
(i) * Nymex RBOB, (ii) USGC ULSD, and
(iii) (***)

Where “Nymex RBOB” is: the closing settlement price on the New York Mercantile Exchange for the first nearby New York Harbor Reformulated Gasoline Blendstock for Oxygen Blending contract.

Where “USGC ULSD” is: the arithmetic average of the high and low quotations appearing in
‘Platt's US Marketscan’ in the section ‘GULF COAST’ under the heading ‘Distillates and blendstocks’ for the Ultra low sulfur diesel-Pipeline quotation
*Common pricing does not apply

The sum of
(i) Nymex RBOB,
(ii)USGC ULSD, and
(iii) (***)

Where “Nymex RBOB” is: the closing settlement price on the New York Mercantile Exchange for the first nearby New York Harbor Reformulated Gasoline Blendstock for Oxygen Blending
contract.

Where “USGC ULSD” is: the arithmetic average of the high and low quotations appearing in
‘Platt's US Marketscan’ in the section ‘GULF COAST’ under the heading ‘Distillates and blendstocks’ for the Ultra low sulfur diesel-Pipeline quotation
*Common pricing does not apply

The sum of
(i) Nymex RBOB,
(ii) USGC ULSD, and
(iii) (***)

Where “Nymex RBOB” is: the closing settlement price on the New York Mercantile Exchange for the first nearby New York Harbor Reformulated Gasoline Blendstock for Oxygen Blending contract.

Where “USGC ULSD” is: the arithmetic average of the high and low quotations appearing in
‘Platt's US Marketscan’ in the section ‘GULF
COAST’ under the heading
‘Distillates and blendstocks’ for the Ultra low sulfur diesel-Pipeline quotation
*Common pricing does not apply

The sum of
(i)Nymex RBOB,
(ii)USGC ULSD, and
(iii) (***)

Where “Nymex RBOB” is: the closing settlement price on the New York Mercantile Exchange for the first nearby New York Harbor Reformulated Gasoline Blendstock for Oxygen Blending contract.

Where “USGC ULSD” is: the arithmetic average of the high and low quotations appearing in
‘Platt's US Marketscan’ in the section ‘GULF
COAST’ under the heading
‘Distillates and blendstocks’ for the Ultra low sulfur diesel-Pipeline quotation
*Common pricing does not apply

The sum of
(i) Nymex RBOB, (ii) USGC ULSD, and
(iii) (***)

Where “Nymex RBOB” is: the closing settlement price on the New York Mercantile Exchange for the first nearby New York Harbor Reformulated Gasoline Blendstock for Oxygen Blending contract.

Where “USGC ULSD” is: the arithmetic average of the high and low quotations appearing in
‘Platt's US Marketscan’ in the section ‘GULF COAST’ under the heading ‘Distillates and blendstocks’ for the Ultra low sulfur diesel-Pipeline quotation
*Common pricing does not apply

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Group		Step-In Price	Daily Price	Short Crude FIFO Price / Short Product FIFO Price	Long Crude FIFO Price / Long Product FIFO Price	Step-Out Price

CRUDE	Averaging Mechanism	Arithmetic average of the 3 Trading Days ending with and including May 25, 29, 30 2012	The Trading Day preceding the relevant Invoice Date	Arithmetic average of the Trading Days in the applicable calendar month	Base Price	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month of the Termination Date (In the case of the initial term, May 24, 28, 29 & 30 of 2013)
	Reference Price	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) (***)	Best estimate for the applicable Procurement Price plus Level Two Fee as defined in the Fee Letter.	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) (***)	Base Price	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) (***)

SLOP	Averaging Mechanism	Arithmetic average of the 3 Trading Days ending with and including May 25, 29, 30 2012	The Trading Day preceding the relevant Invoice Date	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month of the Termination Date (In the case of the initial term, May 24, 28, 29 & 30 of 2013)
	Reference Price	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) (***)	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) (***)	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) (***)	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) (***)	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) (***)

DIESEL	Averaging Mechanism	Arithmetic average of the 3 Trading Days ending with and including May 25, 29, 30 2012	The Trading Day preceding the relevant Invoice Date	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month of the Termination Date (In the case of the initial term, May 24, 28, 29 & 30 of 2013)

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Group		Step-In Price	Daily Price	Short Crude FIFO Price / Short Product FIFO Price	Long Crude FIFO Price / Long Product FIFO Price	Step-Out Price
Reference Price
The product of
(i) the sum of
(x) the arithmetic average of the high and low quotations appearing in ‘Platt's US Marketscan’ in the section
‘GULF COAST’ under the heading ‘Distillates and blendstocks’ for the Ultra low sulfur diesel-Pipeline quotation and
(y) (***), and
(ii) (***)

The product of
(i) the sum of
(x) the arithmetic average of the high and low quotations appearing in ‘Platt's US Marketscan’ in the section ‘GULF COAST’ under the heading ‘Distillates and blendstocks’ for the Ultra low sulfur diesel-Pipeline quotation and
(y) (***), and
(ii) (***)

The product of
(i) the sum of
(x) the arithmetic average of the high and low quotations appearing in ‘Platt's US Marketscan’ in the section ‘GULF
COAST’ under the heading
‘Distillates and blendstocks’ for the Ultra low sulfur diesel-Pipeline quotation and
(y) (***), and
(ii) (***)

The product of
(i) the sum of
(x) the arithmetic average of the high and low quotations appearing in ‘Platt's US Marketscan’ in the section ‘GULF
COAST’ under the heading
‘Distillates and blendstocks’ for the Ultra low sulfur diesel-Pipeline quotation and
(y) (***), and
(ii) (***)

The product of
(i) the sum of
(x) the arithmetic average of the high and low quotations appearing in ‘Platt's US Marketscan’ in the section
‘GULF COAST’ under the heading ‘Distillates and blendstocks’ for the Ultra low sulfur diesel-Pipeline quotation and
(y) (***), and
(ii) (***)

ASPHALT	Averaging Mechanism	Arithmetic average of the Trading Days in the month of March 2012	The arithmetic average of the Trading Days in the calendar month, 2 months prior to the Payment Date	The arithmetic average of the Trading Days in the calendar month, 2 months prior to the applicable calendar month	The arithmetic average of the Trading Days in the calendar month, 2 months prior to the applicable calendar month	The arithmetic average of the Trading Days in the calendar month, 2 months prior to the day immediately preceding the Termination Date
	Reference Price	The closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract	The closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract	The closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract	The closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract	The closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract

PROPANE	Averaging Mechanism	Arithmetic average of the 3 Trading Days ending with and including May 25, 29, 30 2012	The Trading Day preceding the relevant Invoice Date	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month of the Termination Date (In the case of the initial term, May 24, 28, 29 & 30 of 2013)
	Reference Price	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) (***)	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) (***)	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) (***)	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) (***)	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) (***)

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Group	Step-In Price	Daily Price	Short Crude FIFO Price / Short Product FIFO Price	Long Crude FIFO Price / Long Product FIFO Price	Step-Out Price

Trading Day: Any Business Day for which the relevant price is published.

Base Price: The volume weighted average per barrel price of the Crude Oil sold to the Company hereunder shall equal the per Barrel purchase price calculated under all
Procurement Contracts under which such Crude Oil was acquired.

Procurement Price: The volume weighted average price of crude oil as detailed in the Procurement Contracts; if any reference index for the relevant prices has not settled, its price will be the prior Trading Day settlement

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

SCHEDULE C

Monthly True-up Amounts

I. For purposes of determining the Monthly Crude Oil True-up Amount, the following terms shall have the meanings specified below:

“Gross Monthly Crude Oil Value” (denoted as “R”) means, for any month, the result of the following formula (with each variable determined with respect to such month): R = F + I + K + M
Where:

“F” represents the FIFO Sales Value from the Prior Month, computed as the product of the FIFO Sales Price from Prior Month and FIFO Sales Volume from Prior Month

“I” represent the Sales for Current Month Value of such month,

“K” represents the Short Crude FIFO Value as of the end of such month, and

“M” represents Crude Purchase Fee as defined in Article 6.4

“FIFO Sales Price from Prior Month” (denoted as “F”) means the prior month price associated with the prior month Short Crude FIFO Position or Long Crude FIFO Position. If the prior month has a Short Crude FIFO Position then use that prior month’s Short Crude FIFO Price. If the prior month has a Long Crude FIFO Position then use that prior month’s Long Crude FIFO Price. “Monthly Crude Oil True-up Amount” (denoted as “Z”) means, for any month, the sum of the Gross Monthly Crude Oil Value for such month and the Aggregate Daily Supply Value for such month; provided that if such amount is positive it shall represent an amount due to the Company and if such amount is negative, the absolute value thereof shall represent an amount due to Aron.

“Sales for Current Month Volume” means, for any month, the greater of the Adjusted Monthly Crude Sale Volume for such month and the Adjusted Target Crude Sales Volume for such month.

“Sales for Current Month Value” (denoted as “I”) means, for any month, the product of Sales for Current Month Volume and Sales for Current Month Price.

“Sales for Current Month Price” means, for any month, the price listed on Schedule B hereto as the applicable Long FIFO Price for the current month.

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

US 2293714v.1
NY2-672959

Schedule C-1

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

“Actual Month End Crude Volume” (denoted as “B”) has the meaning specified in Section
9.2(a). [Note: On the Termination Date, the Actual Month End Crude Volume will be the
Termination Date Crude Oil Volume]

“Actual Month Beginning Crude Volume” (denoted as “A”) means, for any month, the Actual Month End Crude Volume for the immediately preceding month. [Note: On the Commencement Date, the Actual Month Beginning Crude Volume will be the Commencement Date Crude Oil Volume]

“Monthly Crude Receipts” (denoted as “C”) means, for any month, the aggregate quantity of Barrels of Crude Oil for which Aron is invoiced by sellers (whether Third Party Suppliers, the Company or Affiliates of the Company) under Procurement Contracts with respect to Crude Oil quantities delivered during such month.

“Monthly Crude Sales Volume” (denoted as “D”) means, for any month, the result of the following formula (with each variable determined with respect to such month): (-1) x (A + C – B)
Where:

“A” represents the Actual Month Beginning Crude Volume for such month, “C” represents the Monthly Crude Receipts for such month, and
“B” represents the Actual Month End Crude Volume for such month.

“Target Crude Sales Volume” (denoted as “E”) means, for any month, the result of the following formula (with each variable determined with respect to such month): T – A – C
Where:

“T” represents the Target Month End Crude Volume for such month,

“A” represents the Actual Month Beginning Crude Volume for such month, and

“C” represents Monthly Crude Receipts for such month.

“FIFO Sales Volume from Prior Month” (denoted as “F”) means, for any month, the result of the following formula (with each variable determined with respect to such month): (-1) x (K + L)
Where:

“K” represents the Short Crude FIFO Position as of the end of the prior month, and

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

“L” represents the Long Crude FIFO Position as of the end of the prior month.

“Adjusted Monthly Crude Sales Volume” (denoted as “G”) means, for any month, the result of the following formula (with each variable determined with respect to such month): D – F
Where:

“D” represents the Monthly Crude Sales Volume for such month, and

“F” represents the FIFO Sales Volume from Prior Month.

“Adjusted Target Crude Sales Volume” (denoted as “H”) means, for any month, the result of the following formula (with each variable determined with respect to such month): E – F
Where:

“E” represents the Target Crude Sales Volume for such month, and

“F” represents the FIFO Sales Volume from Prior Month.

“Short Crude FIFO Position” (denoted as “K”) means, as of the end of any month, the lesser of
(i) zero and (ii) the result of the following formula (with each variable determined with respect to such month):

D – E Where:
“D” represents the Monthly Crude Sales Volume for such month, and

“E” represents the Target Crude Sales Volume for such month.

“Short Crude FIFO Price” means, for any month, the price listed in the matrix on Schedule B hereto as the price applicable to a Short Crude FIFO Position.

“Short Crude FIFO Value” means, for any Short Crude FIFO Position and applicable month, the product of such Short Crude FIFO Position and the Short Crude FIFO Price for such month (which will be a negative number).

“Long Crude FIFO Position” (denoted as “L”) means, as of the end of any month, the greater of (i) zero and (ii) the result of the following formula (with each variable determined with respect to such month):

D – E

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Where:

“D” represents the Monthly Crude Sales Volume for such month, and

“E” represents the Target Crude Sales Volume for such month.

“Long Crude FIFO Price” means, for any month, the price listed in the matrix on Schedule B hereto as the price applicable to a Long Crude FIFO Position.

“Long Crude FIFO Value” means, for any Long Crude FIFO Position and applicable month, the product of such Long Crude FIFO Position and the Long Crude FIFO Price for such month.

“Aggregate Daily Supply Value” (denoted as “W”) means, for any month, the sum of the Daily Supply Values for all calendar days (or portions thereof) included in such month, times -1 (negative one).

II. For purposes of determining the Aggregate Monthly Product Oil True-up Amount, the following terms shall have the meanings specified below:

“Gross Monthly Product Value” (denoted as “R”) means, for any month and Product Group, the result of the following formula (with each variable determined with respect to such month): R = F + I + L
Where:

“F” represents Product FIFO Purchase Value for Prior Month computed as the product of the Product FIFO Purchase Price from Prior Month and Product FIFO Purchase Volume from Prior Month,

“I” represents the product of (i) the applicable price listed on Schedule B and (ii) the lesser of the Adjusted Monthly Product Purchase Volume for such month and Product Group and the Adjusted Target Product Purchase Volume for such month and Product Group, and

“L” represents Long Product FIFO Value as of the end of such month.

“Product FIFO Purchase Price from Prior Month” means, for any month, the price listed on
Schedule B with respect to the prior month as the price applicable to Short or Long Product
FIFO Positions. “Monthly Product True-up Amount” (denoted as “Z”) means, for any month and Product Group, the sum of Gross Monthly Product Value (“R”) for such month and Product Group and the Aggregate Daily Product Value (“W”) for such month and Product Group; provided that if such amount is positive it shall represent an amount due to the Company and if such amount is negative, the absolute value thereof shall represent an amount due to Aron.

“Aggregate Monthly Product True-up Amount” means for any month, the sum of the Monthly
Product True-up Amount for such month and for all Product Groups; provided that if such

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

amount is positive it shall represent an amount due to the Company and if such amount is negative, the absolute value thereof shall represent an amount due to Aron.

“Actual Month End Product Volume” (denoted as “B”) has the meaning specified in Section
9.2(a). [Note: On the Termination Date, the Actual Month End Product Volume will be the
Termination Date Product Volume]

“Actual Month Beginning Product Volume” (denoted as “A”) means, for any month and Product Group, the Actual Month End Product Volume for the immediately preceding month. [Note: On the Commencement Date, the Actual Month Beginning Product Volume will be the Commencement Date Product Volume]

“Monthly Product Purchase Volume” (denoted as “D”) means, for any month and Product Group, the result of the following formula (with each variable determined with respect to such month):
B + C – A Where:

Group,

“B” represents the Actual Month End Product Volume for such month and Product

“C” represents the Aggregate Product Sales for such month and Product Group, and

Group.

“A” represents the Actual Month Beginning Product Volume for such month and Product

“Target Product Purchase Volume” (denoted as “E”) means, for any month and Product Group, the result of the following formula (with each variable determined with respect to such month): T + C – A
Where:

Group,

“T” represents the Target Month End Product Volume for such month and Product

“C” represents the Aggregate Product Sales for such month and Product Group, and

Group.

“A” represents the Actual Month Beginning Product Volume for such month and Product

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

“Product FIFO Purchase Volume for Prior Month” (denoted as “F”) means, for any month, the result of the following formula (with each variable determined with respect to such month): (-1) x (K + L)
Where:

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

“K” represents the Short Product FIFO Position as of the end of the prior month, and

“L” represents the Long Product FIFO Position as of the end of the prior month.

“Adjusted Monthly Product Purchase Volume” (denoted as “G”) means, for any month and Product Group, the result of the following formula (with each variable determined with respect to such month):

D – F Where:
“D” represents the Monthly Product Purchase Volume for such month and Product
Group, and

“F” represents the Product FIFO Purchase Volume for Prior Month.

“Adjusted Target Product Purchase Volume” (denoted as “H”) means, for any month, the result of the following formula (with each variable determined with respect to such month):
E – F Where:

and

“E” represents the Target Product Purchase Volume for such month and Product Group,

“F” represents the Product FIFO Purchase Volume for Prior Month.

“Short Product FIFO Position” (denoted as “K”) means, as of the end of any month and for a particular Product Group, the lesser of (i) zero and (ii) the result of the following formula (with each variable determined with respect to such month):

D – E Where:
“D” represents the Monthly Product Purchase Volume for such month and Product
Group, and
“E” represents the Target Product Purchase Volume for such month and Product Group. “Short Product FIFO Value” means, for any Short Product FIFO Position and applicable month, the product of such Short Product FIFO Position and the price listed on Schedule B hereto with respect to such month as the price applicable to a Short Product FIFO Position.

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

“Long Product FIFO Position” (denoted as “L”) means, as of the end of any month and for a particular Product Group, the greater of (i) zero and (ii) the result of the following formula (with each variable determined with respect to such month):

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

D – E Where:
“D” represents the Monthly Product Purchase Volume for such month and Product
Group, and
“E” represents the Target Product Purchase Volume for such month and Product Group. “Long Product FIFO Value” means, for any Long Product FIFO Position and applicable month, the product of such Long Product FIFO Position and the price listed on Schedule B hereto with respect to such month as the price applicable to a Long Product FIFO Position.

“Aggregate Product Sales” (denoted as “C”) means, for any month and Product Group, the aggregate sales volume of all of such Product sold under Included and Excluded Transactions pursuant to the Marketing and Sales Agreement.

“Aggregate Daily Product Value” (denoted as “W”) means, for any month and Product Group, the product of (i) – 1 (negative one ) and (ii) the sum of the Daily Product Values for such Product Group for all calendar days (or portions thereof) included in such month.

NOTE: Below is an example of the computations contemplated by this Schedule C. This example is not, and is not intended to be, an indication or prediction of the actual results of the computations under this Schedule C, but merely provides an illustration of the manner in which computations are to be made.

(***)

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.
Schedule D

Operational Volume Range

Product Group	Minimum (bbl)		Maximum (bbl)		Aron notification deadline for Target Month End Volume	Maximum Allowed Change in Month End Target
	Baseline Volume	Volume in excess of Baseline	Baseline Volume	Volume in excess of Baseline
Crude	(***)	0	(***)	(***)	Business day following receipt of Monthly Crude Forecast

Gasoline (ex Jan & Feb)	(***)	0	(***)	(***)	15th of preceeding month	(***)
Jan	(***)	0	(***)	(***)		*
Feb	(***)	0	(***)	(***)		*

Jet	(***)	0	(***)	(***)	15th of preceeding month

Diesel	(***)	0	(***)	(***)	15th of preceeding month	(***)

Catfeed	(***)	0	(***)	(***)	Business day following receipt of Monthly Crude Forecast	(***)

Slop	(***)	0	(***)	(***)	15th of preceeding month

Asphalt	(***)	0	(***)	(***)	Business day following receipt of Monthly Crude Forecast	(***)

Propane	(***)	0	(***)	(***)	15th of preceeding month

* Maximum Targets take priority over limitation on Decrease from prior Month

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Stage Product Group Ownership Location Tank Typcial Contents Safe Fill

Report Name GSV or NSV

Capacity

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

1	Gasoline	Alon or Alon affiliate	Bakersfield	901	coker naphtha	10,282 PPC Daily	NSV
1	Slop	Alon or Alon affiliate	Bakersfield	903	Slop Oil	20,562 PPC Daily	NSV
1	VGO	Alon or Alon affiliate	Bakersfield	910	HC Charge	10,285 PPC Daily	NSV
1	Gasoline	Alon or Alon affiliate	Bakersfield	3001	LSR -Gaso.	3,207 PPC Daily	NSV
1	Gasoline	Alon or Alon affiliate	Bakersfield	3002	LSR -Gaso.	3,209 PPC Daily	NSV
1	Gasoline	Alon or Alon affiliate	Bakersfield	11001	Reformate	11,282 PPC Daily	NSV
1	Slop	Alon or Alon affiliate	Bakersfield	11004	Recon.	11,267 PPC Daily	NSV
1	Gasoline	Alon or Alon affiliate	Bakersfield	11005	offspec Ref	11,282 PPC Daily	NSV
1	Slop	Alon or Alon affiliate	Bakersfield	11006	Recon.	11,283 PPC Daily	NSV
1	Gasoline	Alon or Alon affiliate	Bakersfield	11009	offspec Ref	11,277 PPC Daily	NSV
1	Crude	Alon or Alon affiliate	Bakersfield	11011	Recon.	10,885 PPC Daily	NSV
1	VGO	Alon or Alon affiliate	Bakersfield	25001	Gasoil	25,296 PPC Daily	NSV
1	VGO	Alon or Alon affiliate	Bakersfield	25002	Gasoil	24,494 PPC Daily	NSV
1	Gasoline	Alon or Alon affiliate	Bakersfield	25003	Gaso. Blending	25,732 PPC Daily	NSV
1	Gasoline	Alon or Alon affiliate	Bakersfield	35004	Gaso. Blending	35,588 PPC Daily	NSV
1	VGO	Alon or Alon affiliate	Bakersfield	80004	Gasoil	79,289 PPC Daily	NSV
1	Diesel	Alon or Alon affiliate	Bakersfield	10M18	Diesel Blending	10,072 PPC Daily	NSV
1	Diesel	Alon or Alon affiliate	Bakersfield	10M21	HCU feed Diesel	10,071 PPC Daily	NSV
1	Diesel	Alon or Alon affiliate	Bakersfield	10M22	Diesel Blending	10,073 PPC Daily	NSV
1	Gasoline	Alon or Alon affiliate	Bakersfield	20M03	CD Hydro Chg	20,203 PPC Daily	NSV
1	Gasoline	Alon or Alon affiliate	Bakersfield	20M04	CD Hydro Chg	20,211 PPC Daily	NSV
1	Slop	Alon or Alon affiliate	Bakersfield	20M05	Slop	20,256 PPC Daily	NSV
1	Slop	Alon or Alon affiliate	Bakersfield	20M07	Slop	20,293 PPC Daily	NSV
1	Gasoline	Alon or Alon affiliate	Bakersfield	20M50	Lt. Reformate	20,902 PPC Daily	NSV
1	Gasoline	Alon or Alon affiliate	Bakersfield	20M51	Lt. Reformate	20,922 PPC Daily	NSV
1	Gasoline	Alon or Alon affiliate	Bakersfield	20M52	Natural gasoline	22,129 PPC Daily	NSV
1	Gasoline	Alon or Alon affiliate	Bakersfield	20M53	Mixed Pentanes	20,065 PPC Daily	NSV
1	Diesel	Alon or Alon affiliate	Bakersfield	24M01	HCU Diesel	24,050 PPC Daily	NSV

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

1	Diesel	Alon or Alon affiliate	Bakersfield	24M02	HCU Diesel	24,038 PPC Daily	NSV
1	VGO	Alon or Alon affiliate	Bakersfield	3M01	HC Chg	3,000 PPC Daily	NSV
1	VGO	Alon or Alon affiliate	Bakersfield	5M02	Start-up Oil	5,019 PPC Daily	NSV
1	VGO	Alon or Alon affiliate	Bakersfield	5M03	Start-up Oil	5,031 PPC Daily	NSV
1	Gasoline	Alon or Alon affiliate	Bakersfield	5M50	Normal Butane (sphere)	5,104 PPC Daily	NSV
1	Gasoline	Alon or Alon affiliate	Bakersfield	5M51	Isobutane (sphere)	5,187 PPC Daily	NSV
1	Gasoline	Alon or Alon affiliate	Bakersfield	67M01	Heavy Reformate	66,351 PPC Daily	NSV
1	VGO	Alon or Alon affiliate	Bakersfield	67M04	HC Chg (off spec)	66,659 PPC Daily	NSV
1	VGO	Alon or Alon affiliate	Bakersfield	67M05	HC Chg (sludge to 4')	66,526 PPC Daily	NSV
1	Propane	Alon or Alon affiliate	Bakersfield	7.5C01	Propane	749 PPC Daily	NSV
1	Propane	Alon or Alon affiliate	Bakersfield	7.5C02	Propane	747 PPC Daily	NSV
1	Propane	Alon or Alon affiliate	Bakersfield	7.5C03	Propane	712 PPC Daily	NSV
1	Propane	Alon or Alon affiliate	Bakersfield	7.5C04	Propane	749 PPC Daily	NSV
1	Propane	Alon or Alon affiliate	Bakersfield	7C51	PP/BB	717 PPC Daily	NSV
1	Propane	Alon or Alon affiliate	Bakersfield	7C52	PP/BB	717 PPC Daily	NSV
1	Propane	Alon or Alon affiliate	Bakersfield	7C53	PP/BB	716 PPC Daily	NSV
1	Propane	Alon or Alon affiliate	Bakersfield	7C54	PP/BB	686 PPC Daily	NSV
1	Diesel	Alon or Alon affiliate	Bakersfield	B10M18	Diesel Blending	10,072 Yield Accounting	NSV
1	Diesel	Alon or Alon affiliate	Bakersfield	B10M21	HCU feed Diesel	10,071 Yield Accounting	NSV
1	Diesel	Alon or Alon affiliate	Bakersfield	B10M22	Diesel Blending	10,073 Yield Accounting	NSV
1	Gasoline	Alon or Alon affiliate	Bakersfield	B11001	Reformate	11,282 Yield Accounting	NSV
1	Slop	Alon or Alon affiliate	Bakersfield	B11004	Recon.	11,267 Yield Accounting	NSV
1	Gasoline	Alon or Alon affiliate	Bakersfield	B11005	offspec Ref	11,282 Yield Accounting	NSV
1	Slop	Alon or Alon affiliate	Bakersfield	B11006	Recon.	11,283 Yield Accounting	NSV
1	Gasoline	Alon or Alon affiliate	Bakersfield	B11009	offspec Ref	11,277 Yield Accounting	NSV
1	Crude	Alon or Alon affiliate	Bakersfield	B11011	Lt. Crude	10,885 Yield Accounting	NSV
1	Gasoline	Alon or Alon affiliate	Bakersfield	B20M03	CD Hydro Chg	20,203 Yield Accounting	NSV
1	Gasoline	Alon or Alon affiliate	Bakersfield	B20M04	CD Hydro Chg	20,211 Yield Accounting	NSV
1	Slop	Alon or Alon affiliate	Bakersfield	B20M05	Slop	20,256 Yield Accounting	NSV

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

1	Slop	Alon or Alon affiliate	Bakersfield	B20M07	Slop	20,293 Yield Accounting	NSV
1	Gasoline	Alon or Alon affiliate	Bakersfield	B20M50	Lt. Reformate	20,902 Yield Accounting	NSV
1	Gasoline	Alon or Alon affiliate	Bakersfield	B20M51	Lt. Reformate	20,922 Yield Accounting	NSV
1	Gasoline	Alon or Alon affiliate	Bakersfield	B20M52	Natural gasoline	22,129 Yield Accounting	NSV
1	Gasoline	Alon or Alon affiliate	Bakersfield	B20M53	Mixed Pentanes	20,065 Yield Accounting	NSV
1	Diesel	Alon or Alon affiliate	Bakersfield	B24M01	HCU Diesel	24,050 Yield Accounting	NSV
1	Diesel	Alon or Alon affiliate	Bakersfield	B24M02	HCU Diesel	24,038 Yield Accounting	NSV
1	VGO	Alon or Alon affiliate	Bakersfield	B25001	Gasoil	25,296 Yield Accounting	NSV
1	VGO	Alon or Alon affiliate	Bakersfield	B25002	Gasoil	24,494 Yield Accounting	NSV
1	Gasoline	Alon or Alon affiliate	Bakersfield	B25003	Gaso. Blending	25,732 Yield Accounting	NSV
1	Gasoline	Alon or Alon affiliate	Bakersfield	B3001	LSR -Gaso.	3,207 Yield Accounting	NSV
1	Gasoline	Alon or Alon affiliate	Bakersfield	B3002	LSR -Gaso.	3,209 Yield Accounting	NSV
1	Gasoline	Alon or Alon affiliate	Bakersfield	B35004	Gaso. Blending	35,588 Yield Accounting	NSV
1	VGO	Alon or Alon affiliate	Bakersfield	B3M01	HC Chg	3,000 Yield Accounting	NSV
1	VGO	Alon or Alon affiliate	Bakersfield	B5M03	Start-up Oil	5,031 Yield Accounting	NSV
1	Gasoline	Alon or Alon affiliate	Bakersfield	B5M50	Normal Butane (sphere)	5,104 Yield Accounting	NSV
1	Gasoline	Alon or Alon affiliate	Bakersfield	B5M51	Isobutane (sphere)	5,187 Yield Accounting	NSV
1	Gasoline	Alon or Alon affiliate	Bakersfield	B67M01	Heavy Reformate	66,351 Yield Accounting	NSV
1	VGO	Alon or Alon affiliate	Bakersfield	B67M04	HC Chg (off spec)	66,659 Yield Accounting	NSV
1	VGO	Alon or Alon affiliate	Bakersfield	B67M05	HC Chg (sludge to 4')	66,526 Yield Accounting	NSV
1	Propane	Alon or Alon affiliate	Bakersfield	B7.5C01	Propane	749 Yield Accounting	NSV
1	Propane	Alon or Alon affiliate	Bakersfield	B7.5C02	Propane	747 Yield Accounting	NSV
1	Propane	Alon or Alon affiliate	Bakersfield	B7.5C03	Propane	712 Yield Accounting	NSV
1	Propane	Alon or Alon affiliate	Bakersfield	B7.5C04	Propane	749 Yield Accounting	NSV
1	Propane	Alon or Alon affiliate	Bakersfield	B7C51	PP/BB	717 Yield Accounting	NSV
1	Propane	Alon or Alon affiliate	Bakersfield	B7C52	PP/BB	717 Yield Accounting	NSV
1	Propane	Alon or Alon affiliate	Bakersfield	B7C53	PP/BB	716 Yield Accounting	NSV
1	Propane	Alon or Alon affiliate	Bakersfield	B7C54	PP/BB	686 Yield Accounting	NSV
1	VGO	Alon or Alon affiliate	Bakersfield	B80004	Gasoil	79,289 Yield Accounting	NSV
1	Gasoline	Alon or Alon affiliate	Bakersfield	B901	coker naphtha	10,282 Yield Accounting	NSV
1	Slop	Alon or Alon affiliate	Bakersfield	B903	Slop Oil	20,562 Yield Accounting	NSV
1	VGO	Alon or Alon affiliate	Bakersfield	B910	HC Charge	10,285 Yield Accounting	NSV

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

1	Crude	Third Party	Kinder Morgan	178013	Crude	175,000 KM Daily	NSV
1	Crude	Third Party	Kinder Morgan	178014	Crude	175,000 KM Daily	NSV
1	VGO	Third Party	Kinder Morgan	178015	VGO	175,000 KM Daily	NSV
1	Gasoline	Third Party	Kinder Morgan	TK CRS-CBOB85	Regular	30,000 KM Daily	NSV
1	Gasoline	Third Party	Kinder Morgan	TK CRS-CBOB89	Premium	10,000 KM Daily	NSV
1	VGO	Alon or Alon affiliate	Lakewood	55001	GAS OIL	46,377 PPC Daily	NSV
1	VGO	Alon or Alon affiliate	Lakewood	55002	GAS OIL	48,333 PPC Daily	NSV
1	VGO	Alon or Alon affiliate	Lakewood	55B1	GAS OIL	46,377 Yield Accounting	NSV
1	VGO	Alon or Alon affiliate	Lakewood	55B2	GAS OIL	48,333 Yield Accounting	NSV
1	VGO	Alon or Alon affiliate	Long Beach	2202	HVGO	2,000 PPC Daily	NSV
1	VGO	Alon or Alon affiliate	Long Beach	5002	FRGO	4,776 PPC Daily	NSV
1	Gasoline	Alon or Alon affiliate	Long Beach	12005	Naphtha	10,969 PPC Daily	NSV

Stage Product Group Ownership Location Tank Typcial Contents Safe Fill

Report Name GSV or NSV
Capacity

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

1	Gasoline	Alon or Alon affiliate	Long Beach	12006	Naphtha	10,969 PPC Daily	NSV
1	Gasoline	Alon or Alon affiliate	Long Beach	12007	Naphtha	10,969 PPC Daily	NSV
1	Diesel	Alon or Alon affiliate	Long Beach	12008	Diesel	10,969 PPC Daily	NSV
1	Diesel	Alon or Alon affiliate	Long Beach	12010	Diesel	10,969 PPC Daily	NSV
1	Jet	Alon or Alon affiliate	Long Beach	12011	Kerosene	11,142 PPC Daily	NSV
1	Jet	Alon or Alon affiliate	Long Beach	12012	Kerosene	11,142 PPC Daily	NSV
1	Crude	Alon or Alon affiliate	Long Beach	30003	Crude	27,422 PPC Daily	NSV
1	Crude	Alon or Alon affiliate	Long Beach	30004	Crude	27,386 PPC Daily	NSV
1	Crude	Alon or Alon affiliate	Long Beach	30006	Crude	27,234 PPC Daily	NSV
1	Crude	Alon or Alon affiliate	Long Beach	30007	Crude	27,229 PPC Daily	NSV
1	Gasoline	Alon or Alon affiliate	Long Beach	E12005	Naphtha	10,969 Yield Accounting	NSV
1	Gasoline	Alon or Alon affiliate	Long Beach	E12006	Naphtha	10,969 Yield Accounting	NSV
1	Gasoline	Alon or Alon affiliate	Long Beach	E12007	Naphtha	10,969 Yield Accounting	NSV
1	Diesel	Alon or Alon affiliate	Long Beach	E12008	Diesel	10,969 Yield Accounting	NSV
1	Diesel	Alon or Alon affiliate	Long Beach	E12010	Diesel	10,969 Yield Accounting	NSV
1	Jet	Alon or Alon affiliate	Long Beach	E12011	Kerosene	11,142 Yield Accounting	NSV
1	Jet	Alon or Alon affiliate	Long Beach	E12012	Kerosene	11,142 Yield Accounting	NSV
1	VGO	Alon or Alon affiliate	Long Beach	E2202	HVGO	2,000 Yield Accounting	NSV
1	Crude	Alon or Alon affiliate	Long Beach	E30003	Crude	27,422 Yield Accounting	NSV
1	Crude	Alon or Alon affiliate	Long Beach	E30004	Crude	27,386 Yield Accounting	NSV
1	Crude	Alon or Alon affiliate	Long Beach	E30006	Crude	27,234 Yield Accounting	NSV
1	Crude	Alon or Alon affiliate	Long Beach	E30007	Crude	27,229 Yield Accounting	NSV
1	VGO	Alon or Alon affiliate	Long Beach	E5002	FRGO	4,776 Yield Accounting	NSV
1	Asphalt	Alon or Alon affiliate	Paramount	509	Blend	422 PPC Daily	NSV
1	Gasoline	Alon or Alon affiliate	Paramount	709	PENTANE	638 PPC Daily	NSV
1	Gasoline	Alon or Alon affiliate	Paramount	710	PENTANE	639 PPC Daily	NSV
1	Asphalt	Alon or Alon affiliate	Paramount	777	DK	706 PPC Daily	NSV
1	Fuel Oil	Alon or Alon affiliate	Paramount	5001	FUEL OIL	4,635 PPC Daily	NSV
1	Slop	Alon or Alon affiliate	Paramount	5501	SLOP	4,000 PPC Daily	NSV
1	Jet	Alon or Alon affiliate	Paramount	6001	UNT KD	5,217 PPC Daily	NSV
1	Jet	Alon or Alon affiliate	Paramount	6002	UNT KD	5,233 PPC Daily	NSV
1	Crude	Alon or Alon affiliate	Paramount	80002	Crude	67,979 PPC Daily	NSV
1	Crude	Alon or Alon affiliate	Paramount	80003	Crude	71,813 PPC Daily	NSV
1	Asphalt	Alon or Alon affiliate	Paramount	100001	PG 64-16	94,689 PPC Daily	NSV

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

1	Asphalt	Alon or Alon affiliate	Paramount	100002	PG 70-10	98,863 PPC Daily	NSV
1	Asphalt	Alon or Alon affiliate	Paramount	10003	MAC-15TR	8,723 PPC Daily	NSV
1	Asphalt	Alon or Alon affiliate	Paramount	10004	PG 70-10	9,369 PPC Daily	NSV
1	Gasoline	Alon or Alon affiliate	Paramount	10005	SWEET FD.	7,599 PPC Daily	NSV
1	Diesel	Alon or Alon affiliate	Paramount	10006	UNT DSL	9,174 PPC Daily	NSV
1	Diesel	Alon or Alon affiliate	Paramount	10007	UNT DSL	9,170 PPC Daily	NSV
1	Diesel	Alon or Alon affiliate	Paramount	10008	EPA DSL	9,694 PPC Daily	NSV
1	Asphalt	Alon or Alon affiliate	Paramount	1012	PG 76-22	876 PPC Daily	NSV
1	Asphalt	Alon or Alon affiliate	Paramount	1013	PMA	938 PPC Daily	NSV
1	Asphalt	Alon or Alon affiliate	Paramount	1014	SC-800	938 PPC Daily	NSV
1	Slop	Alon or Alon affiliate	Paramount	1015	SLOP	928 PPC Daily	NSV
1	Asphalt	Alon or Alon affiliate	Paramount	1019	TRMAC	932 PPC Daily	NSV
1	Asphalt	Alon or Alon affiliate	Paramount	1022	EBS	900 PPC Daily	NSV
1	Asphalt	Alon or Alon affiliate	Paramount	1028	Cookoff	800 PPC Daily	NSV
1	Propane	Alon or Alon affiliate	Paramount	1201	LPG	1,134 PPC Daily	NSV
1	Propane	Alon or Alon affiliate	Paramount	1202	LPG	1,135 PPC Daily	NSV
1	Propane	Alon or Alon affiliate	Paramount	1203	LPG	1,135 PPC Daily	NSV
1	crude	Alon or Alon affiliate	Paramount	125001	Crude	112,311 PPC Daily	NSV
1	crude	Alon or Alon affiliate	Paramount	125002	Crude	104,561 PPC Daily	NSV
1	Jet	Alon or Alon affiliate	Paramount	12501	JET A	11,456 PPC Daily	NSV
1	Jet	Alon or Alon affiliate	Paramount	12502	JET A	11,461 PPC Daily	NSV
1	VGO	Alon or Alon affiliate	Paramount	150001	GAS OIL	149,601 PPC Daily	NSV
1	Asphalt	Alon or Alon affiliate	Paramount	150002	ORIENTE FLUX	124,962 PPC Daily	NSV
1	Asphalt	Alon or Alon affiliate	Paramount	20001	PG 64-16	17,324 PPC Daily	NSV
1	Asphalt	Alon or Alon affiliate	Paramount	20002	PG 64-16	17,324 PPC Daily	NSV
1	Gasoline	Alon or Alon affiliate	Paramount	20003	ISO OCTANE	16,650 PPC Daily	NSV
1	Diesel	Alon or Alon affiliate	Paramount	20004	UNT DSL	16,635 PPC Daily	NSV
1	Jet	Alon or Alon affiliate	Paramount	20005	JP-8	19,075 PPC Daily	NSV
1	Slop	Alon or Alon affiliate	Paramount	2014	SLOP	1,701 PPC Daily	NSV
1	Asphalt	Alon or Alon affiliate	Paramount	2044	748/752	1,737 PPC Daily	NSV
1	Asphalt	Alon or Alon affiliate	Paramount	2046	748/752	1,737 PPC Daily	NSV
1	Asphalt	Alon or Alon affiliate	Paramount	2047	748/752	1,737 PPC Daily	NSV
1	Asphalt	Alon or Alon affiliate	Paramount	2048	PG 76-22TR	1,750 PPC Daily	NSV
1	Asphalt	Alon or Alon affiliate	Paramount	2049	TRMAC-CA	1,750 PPC Daily	NSV

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

1	Gasoline	Alon or Alon affiliate	Paramount	25001	REFORMATE	21,257 PPC Daily	NSV
1	Gasoline	Alon or Alon affiliate	Paramount	25002	LSR	22,804 PPC Daily	NSV
1	Gasoline	Alon or Alon affiliate	Paramount	25005	CARBOB	21,552 PPC Daily	NSV
1	Gasoline	Alon or Alon affiliate	Paramount	25006	LSR	21,555 PPC Daily	NSV
1	Diesel	Alon or Alon affiliate	Paramount	25007	EPA DSL	22,711 PPC Daily	NSV
1	Jet	Alon or Alon affiliate	Paramount	25009	UNT KD	22,536 PPC Daily	NSV
1	Asphalt	Alon or Alon affiliate	Paramount	35001	708	34,439 PPC Daily	NSV
1	Asphalt	Alon or Alon affiliate	Paramount	3501	SLOP	3,319 PPC Daily	NSV
1	Gasoline	Alon or Alon affiliate	Paramount	50001	CARBOB	44,724 PPC Daily	NSV
1	Diesel	Alon or Alon affiliate	Paramount	50002	EPA DSL	44,715 PPC Daily	NSV
1	Diesel	Alon or Alon affiliate	Paramount	50003	EPA DSL	51,535 PPC Daily	NSV
1	Gasoline	Alon or Alon affiliate	Paramount	50004	REFORMATE	47,988 PPC Daily	NSV
1	Asphalt	Alon or Alon affiliate	Paramount	50006	EBS	41,254 PPC Daily	NSV
1	VGO	Alon or Alon affiliate	Paramount	50008	GAS OIL	45,366 PPC Daily	NSV
1	Fuel Oil/Asphalt	Alon or Alon affiliate	Paramount	5002	FUEL OIL/Asphalt	4,635 PPC Daily	NSV
1	Asphalt	Alon or Alon affiliate	Paramount	5003	PG 64-28TR	4,606 PPC Daily	NSV
1	Asphalt	Alon or Alon affiliate	Paramount	5004	ORIENTE FLUX	4,091 PPC Daily	NSV
1	Asphalt	Alon or Alon affiliate	Paramount	5005	TRMAC	4,426 PPC Daily	NSV
1	Asphalt	Alon or Alon affiliate	Paramount	5007	EBS	4,588 PPC Daily	NSV
1	Asphalt	Alon or Alon affiliate	Paramount	509	Blend	422 Yield Accounting	NSV
1	Asphalt	Alon or Alon affiliate	Paramount	777	DK	706 Yield Accounting	NSV
1	Asphalt	Alon or Alon affiliate	Paramount	1012	PG 76-22	876 Yield Accounting	NSV
1	Asphalt	Alon or Alon affiliate	Paramount	1013	PMA	938 Yield Accounting	NSV
1	Asphalt	Alon or Alon affiliate	Paramount	1014	SC-800	938 Yield Accounting	NSV
1	Slop	Alon or Alon affiliate	Paramount	1015	SLOP	928 Yield Accounting	NSV
1	Asphalt	Alon or Alon affiliate	Paramount	1019	TRMAC	932 Yield Accounting	NSV
1	Asphalt	Alon or Alon affiliate	Paramount	1022	EBS	900 Yield Accounting	NSV
1	Asphalt	Alon or Alon affiliate	Paramount	1028	Cookoff	800 Yield Accounting	NSV
1	Propane	Alon or Alon affiliate	Paramount	1201	LPG	1,134 Yield Accounting	NSV
1	Propane	Alon or Alon affiliate	Paramount	1202	LPG	1,135 Yield Accounting	NSV
1	Propane	Alon or Alon affiliate	Paramount	1203	LPG	1,135 Yield Accounting	NSV
1	Slop	Alon or Alon affiliate	Paramount	2014	SLOP	1,701 Yield Accounting	NSV
1	Asphalt	Alon or Alon affiliate	Paramount	2044	748/752	1,737 Yield Accounting	NSV

Stage Product Group Ownership Location Tank Typcial Contents Safe Fill

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Report Name GSV or NSV

Capacity
1 Asphalt Alon or Alon affiliate Paramount 2046 748/752 1,737 Yield Accounting NSV
1 Asphalt Alon or Alon affiliate Paramount 2047 748/752 1,737 Yield Accounting NSV
1 Asphalt Alon or Alon affiliate Paramount 2048 PG 76-22TR 1,750 Yield Accounting NSV
1 Asphalt Alon or Alon affiliate Paramount 2049 TRMAC-CA 1,750 Yield Accounting NSV
1 Asphalt Alon or Alon affiliate Paramount 3501 SLOP 3,319 Yield Accounting NSV
1 Fuel Oil Alon or Alon affiliate Paramount 5001 FUEL OIL 4,635 Yield Accounting NSV
1 Fuel Oil/Asphalt Alon or Alon affiliate Paramount 5002 FUEL OIL/Asphalt 4,635 Yield Accounting NSV
1 Asphalt Alon or Alon affiliate Paramount 5003 PG 64-28TR 4,606 Yield Accounting NSV
1 Asphalt Alon or Alon affiliate Paramount 5004 ORIENTE FLUX 4,091 Yield Accounting NSV
1 Asphalt Alon or Alon affiliate Paramount 5005 TRMAC 4,426 Yield Accounting NSV
1 Asphalt Alon or Alon affiliate Paramount 5007 EBS 4,588 Yield Accounting NSV
1 Slop Alon or Alon affiliate Paramount 5501 SLOP 4,000 Yield Accounting NSV
1 Jet Alon or Alon affiliate Paramount 6001 UNT KD 5,217 Yield Accounting NSV
1 Jet Alon or Alon affiliate Paramount 6002 UNT KD 5,233 Yield Accounting NSV
1 Asphalt Alon or Alon affiliate Paramount 10B3 MAC-15TR 8,723 Yield Accounting NSV
1 Asphalt Alon or Alon affiliate Paramount 10B4 PG 70-10 9,369 Yield Accounting NSV
1 Gasoline Alon or Alon affiliate Paramount 10B5 SWEET FD. 7,599 Yield Accounting NSV
1 Diesel Alon or Alon affiliate Paramount 10B6 UNT DSL 9,174 Yield Accounting NSV
1 Diesel Alon or Alon affiliate Paramount 10B7 UNT DSL 9,170 Yield Accounting NSV
1 Diesel Alon or Alon affiliate Paramount 10B8 EPA DSL 9,694 Yield Accounting NSV
1 Asphalt Alon or Alon affiliate Paramount 10C1 PG 64-16 94,689 Yield Accounting NSV
1 Asphalt Alon or Alon affiliate Paramount 10C2 PG 70-10 98,863 Yield Accounting NSV
1 Jet Alon or Alon affiliate Paramount 12B1 JET A 11,456 Yield Accounting NSV
1 Jet Alon or Alon affiliate Paramount 12B2 JET A 11,461 Yield Accounting NSV
1 crude Alon or Alon affiliate Paramount 12D1 Crude 112,311 Yield Accounting NSV
1 crude Alon or Alon affiliate Paramount 12D2 Crude 104,561 Yield Accounting NSV
1 VGO Alon or Alon affiliate Paramount 15C1 GAS OIL 149,601 Yield Accounting NSV
1 Asphalt Alon or Alon affiliate Paramount 15C2 ORIENTE FLUX 124,962 Yield Accounting NSV
1 Asphalt Alon or Alon affiliate Paramount 20B1 PG 64-16 17,324 Yield Accounting NSV
1 Asphalt Alon or Alon affiliate Paramount 20B2 PG 64-16 17,324 Yield Accounting NSV
1 Gasoline Alon or Alon affiliate Paramount 20B3 ISO OCTANE 16,650 Yield Accounting NSV
1 Diesel Alon or Alon affiliate Paramount 20B4 UNT DSL 16,635 Yield Accounting NSV
1 Jet Alon or Alon affiliate Paramount 20B5 JP-8 19,075 Yield Accounting NSV
1 Gasoline Alon or Alon affiliate Paramount 25B1 REFORMATE 21,257 Yield Accounting NSV
1 Gasoline Alon or Alon affiliate Paramount 25B2 LSR 22,804 Yield Accounting NSV
1 Gasoline Alon or Alon affiliate Paramount 25B5 CARBOB 21,552 Yield Accounting NSV
1 Gasoline Alon or Alon affiliate Paramount 25B6 LSR 21,555 Yield Accounting NSV
1 Diesel Alon or Alon affiliate Paramount 25B7 EPA DSL 22,711 Yield Accounting NSV
1 Jet Alon or Alon affiliate Paramount 25B9 UNT KD 22,536 Yield Accounting NSV
1 Asphalt Alon or Alon affiliate Paramount 35B1 708 34,439 Yield Accounting NSV
1 Gasoline Alon or Alon affiliate Paramount 50B1 CARBOB 44,724 Yield Accounting NSV
1 Diesel Alon or Alon affiliate Paramount 50B2 EPA DSL 44,715 Yield Accounting NSV
1 Diesel Alon or Alon affiliate Paramount 50B3 EPA DSL 51,535 Yield Accounting NSV
1 Gasoline Alon or Alon affiliate Paramount 50B4 REFORMATE 47,988 Yield Accounting NSV
1 Asphalt Alon or Alon affiliate Paramount 50B6 EBS 41,254 Yield Accounting NSV
1 VGO Alon or Alon affiliate Paramount 50B8 GAS OIL 45,366 Yield Accounting NSV
1 Crude Alon or Alon affiliate Paramount 80B2 Crude 67,979 Yield Accounting NSV
1 Crude Alon or Alon affiliate Paramount 80B3 Crude 71,813 Yield Accounting NSV
1 Gasoline Alon or Alon affiliate Paramount D709 PENTANE 638 Yield Accounting NSV
1 Gasoline Alon or Alon affiliate Paramount D710 PENTANE 639 Yield Accounting NSV
1 Crude Alon or Alon affiliate PPC Pipeline LINE 15 CRUDE 22 PPC Daily NSV
1 VGO Alon or Alon affiliate PPC Pipeline MIDDLE 4 GAS OIL 114 PPC Daily NSV
1 Crude Alon or Alon affiliate PPC Pipeline Line 3B CRUDE 148 PPC Daily NSV
1 Crude Alon or Alon affiliate PPC Pipeline Cenco line Up CRUDE 633 PPC Daily NSV
1 VGO Alon or Alon affiliate PPC Pipeline Line 959 GAS OIL 750 PPC Daily NSV
1 Diesel Alon or Alon affiliate PPC Pipeline LINE 35 DIESEL 1,207 PPC Daily NSV
1 Diesel Alon or Alon affiliate PPC Pipeline LS 66 DIESEL 1,300 PPC Daily NSV
1 Diesel Alon or Alon affiliate PPC Pipeline LINE 145 DIESEL 1,988 PPC Daily NSV
1 Crude Alon or Alon affiliate PPC Pipeline Cenco Line Md CRUDE 2,404 PPC Daily NSV
1 VGO Alon or Alon affiliate PPC Pipeline Line 160 GAS OIL 2,526 PPC Daily NSV
1 Crude Alon or Alon affiliate PPC Pipeline KM Black CRUDE 2,963 PPC Daily NSV
1 Crude Alon or Alon affiliate PPC Pipeline 12" Crude Line CRUDE 3,083 PPC Daily NSV
1 Crude Alon or Alon affiliate PPC Pipeline LINE15 CRUDE 22 Yield Accounting NSV

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

1 VGO Alon or Alon affiliate PPC Pipeline MIDDLE4 GAS OIL 114 Yield Accounting NSV
1 Crude Alon or Alon affiliate PPC Pipeline L3B CRUDE 148 Yield Accounting NSV
1 Crude Alon or Alon affiliate PPC Pipeline LINE3 CRUDE 633 Yield Accounting NSV
1 VGO Alon or Alon affiliate PPC Pipeline VAL959 GAS OIL 750 Yield Accounting NSV
1 Diesel Alon or Alon affiliate PPC Pipeline LINE35 DIESEL 1,207 Yield Accounting NSV
1 Crude Alon or Alon affiliate PPC Pipeline LINE4 CRUDE 2,404 Yield Accounting NSV
1 VGO Alon or Alon affiliate PPC Pipeline LINE160 GAS OIL 2,526 Yield Accounting NSV
1 Crude Alon or Alon affiliate PPC Pipeline KMBOS CRUDE 2,963 Yield Accounting NSV
1 Crude Alon or Alon affiliate PPC Pipeline PPCCRU CRUDE 3,083 Yield Accounting NSV
1 Diesel Alon or Alon affiliate PPC Pipeline LINE145 DIESEL 3,288 Yield Accounting
(includes LS 66 volume too)

NSV

2 VGO Alon or Alon affiliate (Shell lease) Bakersfield 10013 UCO 10,266 PPC Daily NSV
2 VGO Alon or Alon affiliate (Shell lease) Bakersfield 10014 HVGO 10,265 PPC Daily NSV
2 Gasoline Alon or Alon affiliate (Shell lease) Bakersfield 20003 Alkylate / Iso-Octane 20,249 PPC Daily NSV
2 Gasoline Alon or Alon affiliate (Shell lease) Bakersfield 35002 Hvy Naph - HUX 37,624 PPC Daily NSV
2 Gasoline Alon or Alon affiliate (Shell lease) Bakersfield 35003 Prem. Gaso. 37,651 PPC Daily NSV
2 VGO Alon or Alon affiliate (Shell lease) Bakersfield 55005 Gasoil 56,532 PPC Daily NSV
2 VGO Alon or Alon affiliate (Shell lease) Bakersfield 55006 Gasoil 56,539 PPC Daily NSV
2 Diesel Alon or Alon affiliate (Shell lease) Bakersfield 80005 CARB Diesel 80,762 PPC Daily NSV
2 Gasoline Alon or Alon affiliate (Shell lease) Bakersfield 80006 PUL Sales 80,956 PPC Daily NSV
2 Gasoline Alon or Alon affiliate (Shell lease) Bakersfield 80007 Sales (Gaso.) 80,956 PPC Daily NSV
2 Gasoline Alon or Alon affiliate (Shell lease) Bakersfield 80008 Sales (Gaso.) 80,851 PPC Daily NSV
2 VGO Alon or Alon affiliate Bakersfield B10013 UCO 10,266 Yield Accounting NSV
2 VGO Alon or Alon affiliate Bakersfield B10014 HVGO 10,265 Yield Accounting NSV
2 Gasoline Alon or Alon affiliate Bakersfield B20003 Alkylate / Iso-Octane 20,249 Yield Accounting NSV
2 Gasoline Alon or Alon affiliate Bakersfield B35002 Hvy Naph - HUX 37,624 Yield Accounting NSV
2 Gasoline Alon or Alon affiliate Bakersfield B35003 Prem. Gaso. 37,651 Yield Accounting NSV
2 VGO Alon or Alon affiliate Bakersfield B55005 Gasoil 56,532 Yield Accounting NSV
2 VGO Alon or Alon affiliate Bakersfield B55006 Gasoil 56,539 Yield Accounting NSV
2 VGO Alon or Alon affiliate Bakersfield B5M02 Start-up Oil 5,019 Yield Accounting NSV
2 Diesel Alon or Alon affiliate Bakersfield B80005 CARB Diesel 80,762 Yield Accounting NSV
2 Gasoline Alon or Alon affiliate Bakersfield B80006 PUL Sales 80,956 Yield Accounting NSV
2 Gasoline Alon or Alon affiliate Bakersfield B80007 Sales (Gaso.) 80,956 Yield Accounting NSV
2 Gasoline Alon or Alon affiliate Bakersfield B80008 Sales (Gaso.) 80,851 Yield Accounting NSV
2 Crude Third Party Crimson Line Crimson CRUDE 25,000 Crimson Monthy NSV
2 Jet Alon or Alon affiliate Long Beach 5004 Kerosene 5,002 PPC Daily NSV
2 Diesel Alon or Alon affiliate Long Beach 12009 Diesel 10,969 PPC Daily NSV
2 VGO Alon or Alon affiliate Long Beach 30008 FRGO 27,284 PPC Daily NSV

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Stage Product Group Ownership Location Tank Typcial Contents Safe Fill

Report Name GSV or NSV

Capacity

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

2	Diesel	Alon or Alon affiliate	Long Beach	E12009	Diesel	10,969 Yield Accounting	NSV
2	VGO	Alon or Alon affiliate	Long Beach	E30008	FRGO	27,284 Yield Accounting	NSV
2	Jet	Alon or Alon affiliate	Long Beach	E5004	Kerosene	5,002 Yield Accounting	NSV
2	Slop	Alon or Alon affiliate	Paramount	3001	SLOP	2,041 PPC Daily	NSV
2	Gasoline	Alon or Alon affiliate	Paramount	25003	HSR	21,257 PPC Daily	NSV
2	Gasoline	Alon or Alon affiliate	Paramount	25004	HSR	22,560 PPC Daily	NSV
2	Slop	Alon or Alon affiliate	Paramount	3001	SLOP	2,041 Yield Accounting	NSV
2	Gasoline	Alon or Alon affiliate	Paramount	25B3	HSR	21,257 Yield Accounting	NSV
2	Gasoline	Alon or Alon affiliate	Paramount	25B4	HSR	22,560 Yield Accounting	NSV
2	Crude	Third Party	Plains Pipeline	L63	Crude	N/A Plains Monthly	GSV
2	Crude	Third Party	Plains Pipeline	L93	Crude	N/A Plains Monthly	GSV
2	Crude	Third Party	Plains Pipeline	L48	Crude	N/A Plains Monthly	GSV
2	Crude	Third Party	Plains Private Carrier	Plains Private Carrier	Crude	N/A Plains Monthly	GSV
2	Crude	Alon or Alon affiliate	PPC Pipeline	LINE 3 LS	CRUDE	142 PPC Daily	NSV
2	VGO	Alon or Alon affiliate	PPC Pipeline	GX 210	GAS OIL	188 PPC Daily	NSV
2	VGO	Alon or Alon affiliate	PPC Pipeline	CHV Line 1 Upper	GAS OIL	324 PPC Daily	NSV
2	VGO	Alon or Alon affiliate	PPC Pipeline	CHV Line 1 Lower	GAS OIL	415 PPC Daily	NSV
2	Crude	Alon or Alon affiliate	PPC Pipeline	LINE3LS	CRUDE	142 Yield Accounting	NSV
2	VGO	Alon or Alon affiliate	PPC Pipeline	GX210	GAS OIL	188 Yield Accounting	NSV
2	VGO	Alon or Alon affiliate	PPC Pipeline	LINE1UP	GAS OIL	324 Yield Accounting	NSV
2	VGO	Alon or Alon affiliate	PPC Pipeline	LINE1LO	GAS OIL	415 Yield Accounting	NSV
3	Crude	Third Party	Plains W Hynes	607	Crude	260,000 Plains Daily & Monthly	GSV
3	Asphalt	Alon or Alon affiliate	Paramount	50005	PG 58-28	42,301 PPC Daily	NSV
3	Asphalt	Alon or Alon affiliate	Paramount	50B5	PG 58-28	42,301 Yield Accounting	NSV
4	Diesel	Third Party	Kinder Morgan	100060	Diesel	100,000 KM Daily & Monthly	NSV
1- post go live	Diesel	Third Party	Kinder Morgan	100064	Diesel	100,000 KM Daily & Monthly	NSV
1- post go live	Transmix	Third Party	Kinder Morgan	TK TRANSMIX	Transmix	5,000 KM Daily & Monthly	NSV
2-post go live	Gasoline	Third Party	Kinder Morgan	100059	Gasoline	100,000 KM Daily & Monthly	NSV
2-post go live	Crude	Third Party	Plains W Hynes	608	Crude	260,000 Plains Daily & Monthly	GSV
2-post go live	Crude	Third Party	Plains Long Beach	2	Crude	440,000 Plains Daily & Monthly	GSV

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Company:	ALON USA /Paramount		Year:	As noted
Business Unit/Location	Coverage/Line	Insurer	Policy No.	Policy Inception Date	Policy Expiration Date	Policy Limit	Deductible/ Retention
California Refineries- Paramount/LB/Bakersfield	Property	Various	Various	11/30/2011	10/31/2012	(***)	(***)
Company Wide	General/Excess Liability	ACE Insurance	XOOGG25909008	7/31/2011	7/31/2012	(***)	(***)
Company Wide	Excess Liability	Westchester	G24083287003	7/31/2011	7/31/2012	(***)	(***)
Company Wide	Excess Liability	XL Insurance	XLUMB-604299 /BM00023825110A	7/31/2011	7/31/2012	(***)	(***)
Company Wide	Excess Liability	Argo Re	ARGO-CAS-OR-000108	7/31/2011	7/31/2012	(***)	(***)
Company Wide	Excess Liability	OCIL / XL Insurance	U920195-0711 XLUMB- 604299 / BM00025729LI11A	7/31/2011	7/31/2012	(***)	(***)
Company Wide	Excess Liability	ACE Insurance	ALON-1378/XS004	7/31/2011	7/31/2012	(***)	(***)
Company Wide	Excess Liability	Axis Insurance	113776	7/31/2011	7/31/2012	(***)	(***)
Company Wide	Excess Liability	Chartis Insurance	60703825	7/31/2011	7/31/2012	(***)	(***)

Company Wide	Auto Liability	ACE American Insurance	ISA H0863662A	7/31/2011	7/31/2012	(***)	(***)
Company Wide	WC & Employers Liab	ACE American Insurance	WLRC46138521 (AOS)	7/31/2011	7/31/2012	(***)	(***)
Company Wide	Non-Owned Aviation	Assoc./Caitlin Ins. Co.	NAN4013763	7/31/2011	7/31/2012	(***)	(***)

Paramount - Washington	Wharfinger's /Charterer's Liability	New York Marine & General Ins Co	ML10085311	7/31/2011	7/31/2012	(***)	(***)

Paramount - Long Beach	Pollution Legal Liability	Chartis Specialty Insurance	PLS 2027944	9/28/2006	9/28/2013	(***)	(***)
Paramount - Bakersfield	Pollution Legal Liability	Ironshore Specialty	422100	6/1/2010	6/1/2013	(***)	(***)

Company Wide	Director's & Officers Liability	US Specialty Insurance Co	14-MGU-11-A24609	8/31/2011	8/31/2012	(***)	(***)
Company Wide	Excess D&O	Federal Insurance Company	6803-1386	8/31/2011	8/31/2012	(***)	(***)
Company Wide	Employment Practices Liability	HCC Specialty Insurance Company	14-SMG-11-A5401	8/31/2011	8/31/2012	(***)	(***)
Company Wide	Fiduciary Liability	HCC Specialty Insurance Company	14-SMG-11-A5402	8/31/2011	8/31/2012	(***)	(***)
Company Wide	Excess Fiduciary Liability	Federal Insurance Company	8210-6190	8/31/2011	8/31/2012	(***)	(***)
Company Wide	Commercial Crime	Great American Insurance Company	SAA 268-76-15-10	8/31/2011	8/31/2012	(***)	(***)

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Adjusted Formula for Holidays Days that use 3 days of data = (Day 1 net change + Day 2 net change +Day3 net change)*(4/3) In between a NY Bank Holiday

Weights	True Up Dates Split True Up Date
1.00	5/20/2011
1.00	5/20/2011
1.00	5/20/2011
1.00	5/20/2011
1.00	5/20/2011
1.00	5/20/2011
1.00	5/20/2011
1.00	5/20/2011
1.00	5/20/2011
1.00	5/20/2011
1.00	5/20/2011
1.00	5/20/2011
1.00	5/20/2011
1.00	5/20/2011
1.00	5/20/2011
1.00	5/20/2011
1.00	5/20/2011
1.00	5/20/2011
1.00	5/20/2011
1.00	5/20/2011
1.00	2/3 May 20, 2011 1/3 June 20, 2011
1.00	6/20/2011
1.00	6/20/2011
1.00	6/20/2011
1.00	6/20/2011
1.00	6/20/2011
1.00	6/20/2011
1.00	6/20/2011
1.00	6/20/2011
1.00	6/20/2011
1.00	6/20/2011
1.00	6/20/2011
1.00	6/20/2011
1.00	6/20/2011
1.00	6/20/2011
1.00	6/20/2011
1.00	6/20/2011
1.00	6/20/2011
1.00	6/20/2011
1.00	6/20/2011
1.33	6/20/2011
1.00	6/20/2011
1.00	7/20/2011
1.00	7/20/2011
0.75	7/20/2011
0.75	7/20/2011
1.00	7/20/2011
1.00	7/20/2011
1.00	7/20/2011
1.00	7/20/2011
1.00	7/20/2011
1.00	7/20/2011
1.00	7/20/2011
1.00	7/20/2011
1.00	7/20/2011
1.00	7/20/2011
1.00	7/20/2011
1.00	7/20/2011
1.00	7/20/2011
1.00	7/20/2011
1.00	7/20/2011
1.00	7/20/2011
1.00	7/20/2011
1.00	7/20/2011
1.00	7/20/2011
1.33	8/19/2011
1.00	8/19/2011
1.00	8/19/2011
1.00	8/19/2011
1.00	8/19/2011
0.75	8/19/2011
1.00	8/19/2011
1.00	8/19/2011
1.00	8/19/2011
1.00	8/19/2011
1.00	8/19/2011

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

1.00	8/19/2011
1.00	8/19/2011
1.00	8/19/2011
1.00	8/19/2011
1.00	8/19/2011
1.00	8/19/2011
1.00	8/19/2011
1.00	8/19/2011
1.00	8/19/2011
1.00	8/19/2011
1.00	9/20/2011
1.00	9/20/2011
1.00	9/20/2011
1.00	9/20/2011
1.00	9/20/2011
1.00	9/20/2011
1.00	9/20/2011
1.00	9/20/2011
1.00	9/20/2011
1.00	9/20/2011
1.00	9/20/2011

Days that use 1 day of data = Day 1 net change * 2

Day 1 Flow Data For : Day 2 Flow Data For : Day 3 Flow Data For : Invoice Date Payment Date
Friday, March 25, 2011 Saturday, March 26, 2011 Sunday, March 27, 2011
Tuesday, March 29, 2011
Wednesday, March 30, 2011
Thursday, March 31, 2011
Monday, April 04, 2011
Friday, April 01, 2011 Saturday, April 02, 2011 Sunday, April 03, 2011
Tuesday, April 05, 2011
Wednesday, April 06, 2011
Thursday, April 07, 2011
Monday, April 11, 2011
Friday, April 08, 2011 Saturday, April 09, 2011 Sunday, April 10, 2011
Tuesday, April 12, 2011
Wednesday, April 13, 2011
Thursday, April 14, 2011
Monday, April 18, 2011
Friday, April 15, 2011 Saturday, April 16, 2011 Sunday, April 17, 2011
Tuesday, April 19, 2011
Wednesday, April 20, 2011
Thursday, April 21, 2011
Monday, April 25, 2011

Thu Mar 31 11 Fri Apr 01 11
Fri Apr 01 11 Mon Apr 04 11
Mon Apr 04 11 Tue Apr 05 11
Tue Apr 05 11 Wed Apr 06 11
Wed Apr 06 11 Thu Apr 07 11
Thu Apr 07 11 Fri Apr 08 11
Fri Apr 08 11 Mon Apr 11 11
Mon Apr 11 11 Tue Apr 12 11
Tue Apr 12 11 Wed Apr 13 11
Wed Apr 13 11 Thu Apr 14 11
Thu Apr 14 11 Fri Apr 15 11
Fri Apr 15 11 Mon Apr 18 11
Mon Apr 18 11 Tue Apr 19 11
Tue Apr 19 11 Wed Apr 20 11
Wed Apr 20 11 Thu Apr 21 11
Wed Apr 20 11 Thu Apr 21 11
Thu Apr 21 11 Mon Apr 25 11
Mon Apr 25 11 Tue Apr 26 11
Tue Apr 26 11 Wed Apr 27 11
Wed Apr 27 11 Thu Apr 28 11
Thu Apr 28 11 Fri Apr 29 11
Fri Apr 29 11 Mon May 02 11
Mon May 02 11 Tue May 03 11
Tue May 03 11 Wed May 04 11
Wed May 04 11 Thu May 05 11
Thu May 05 11 Fri May 06 11
Fri May 06 11 Mon May 09 11
Mon May 09 11 Tue May 10 11
Tue May 10 11 Wed May 11 11
Wed May 11 11 Thu May 12 11
Thu May 12 11 Fri May 13 11
Fri May 13 11 Mon May 16 11
Mon May 16 11 Tue May 17 11
Tue May 17 11 Wed May 18 11
Wed May 18 11 Thu May 19 11
Thu May 19 11 Fri May 20 11
Fri May 20 11 Mon May 23 11
Mon May 23 11 Tue May 24 11
Tue May 24 11 Wed May 25 11
Wed May 25 11 Thu May 26 11
Thu May 26 11 Fri May 27 11
Fri May 27 11 Tue May 31 11
Tue May 31 11 Wed Jun 01 11
Wed Jun 01 11 Thu Jun 02 11
Thu Jun 02 11 Fri Jun 03 11
Thu Jun 02 11 Fri Jun 03 11
Fri Jun 03 11 Mon Jun 06 11
Mon Jun 06 11 Tue Jun 07 11
Tue Jun 07 11 Wed Jun 08 11
Wed Jun 08 11 Thu Jun 09 11
Thu Jun 09 11 Fri Jun 10 11
Fri Jun 10 11 Mon Jun 13 11
Mon Jun 13 11 Tue Jun 14 11
Tue Jun 14 11 Wed Jun 15 11
Wed Jun 15 11 Thu Jun 16 11
Thu Jun 16 11 Fri Jun 17 11
Fri Jun 17 11 Mon Jun 20 11
Mon Jun 20 11 Tue Jun 21 11
Tue Jun 21 11 Wed Jun 22 11
Wed Jun 22 11 Thu Jun 23 11
Thu Jun 23 11 Fri Jun 24 11
Fri Jun 24 11 Mon Jun 27 11
Mon Jun 27 11 Tue Jun 28 11
Tue Jun 28 11 Wed Jun 29 11
Wed Jun 29 11 Thu Jun 30 11
Thu Jun 30 11 Fri Jul 01 11
Fri Jul 01 11 Tue Jul 05 11
Tue Jul 05 11 Wed Jul 06 11
Wed Jul 06 11 Thu Jul 07 11
Thu Jul 07 11 Fri Jul 08 11
Thu Jul 07 11 Fri Jul 08 11
Fri Jul 08 11 Mon Jul 11 11
Mon Jul 11 11 Tue Jul 12 11
Tue Jul 12 11 Wed Jul 13 11
Wed Jul 13 11 Thu Jul 14 11
Thu Jul 14 11 Fri Jul 15 11
Fri Jul 15 11 Mon Jul 18 11
Mon Jul 18 11 Tue Jul 19 11
Tue Jul 19 11 Wed Jul 20 11
Wed Jul 20 11 Thu Jul 21 11
Thu Jul 21 11 Fri Jul 22 11
Fri Jul 22 11 Mon Jul 25 11
Mon Jul 25 11 Tue Jul 26 11
Tue Jul 26 11 Wed Jul 27 11
Wed Jul 27 11 Thu Jul 28 11
Thu Jul 28 11 Fri Jul 29 11
Fri Jul 29 11 Mon Aug 01 11
Mon Aug 01 11 Tue Aug 02 11
Tue Aug 02 11 Wed Aug 03 11
Wed Aug 03 11 Thu Aug 04 11
Thu Aug 04 11 Fri Aug 05 11
Fri Aug 05 11 Mon Aug 08 11
Mon Aug 08 11 Tue Aug 09 11
Tue Aug 09 11 Wed Aug 10 11
Wed Aug 10 11 Thu Aug 11 11
Thu Aug 11 11 Fri Aug 12 11
Fri Aug 12 11 Mon Aug 15 11

Friday, April 22, 2011 Saturday, April 23, 2011	Sunday, April 24, 2011
Tuesday, April 26, 2011
Wednesday, April 27, 2011
Thursday, April 28, 2011
Monday, May 02, 2011
Friday, April 29, 2011 Saturday, April 30, 2011 Sunday, May 01, 2011
Tuesday, May 03, 2011
Wednesday, May 04, 2011
Thursday, May 05, 2011
Monday, May 09, 2011
Friday, May 06, 2011 Saturday, May 07, 2011 Sunday, May 08, 2011
Tuesday, May 10, 2011
Wednesday, May 11, 2011
Thursday, May 12, 2011
Monday, May 16, 2011
Friday, May 13, 2011 Saturday, May 14, 2011 Sunday, May 15, 2011
Tuesday, May 17, 2011
Wednesday, May 18, 2011
Thursday, May 19, 2011
Monday, May 23, 2011
Friday, May 20, 2011                           Saturday, May 21, 2011                            Sunday, May 22, 2011
Tuesday, May 24, 2011

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Wednesday, May 25, 2011
Thursday, May 26, 2011
Friday, May 27, 2011 Saturday, May 28, 2011 Sunday, May 29, 2011
Monday, May 30, 2011
Tuesday, May 31, 2011
Wednesday, June 01, 2011
Thursday, June 02, 2011
Monday, June 06, 2011
Friday, June 03, 2011 Saturday, June 04, 2011 Sunday, June 05, 2011
Tuesday, June 07, 2011
Wednesday, June 08, 2011
Thursday, June 09, 2011
Monday, June 13, 2011
Friday, June 10, 2011 Saturday, June 11, 2011 Sunday, June 12, 2011
Tuesday, June 14, 2011
Wednesday, June 15, 2011
Thursday, June 16, 2011
Monday, June 20, 2011
Friday, June 17, 2011 Saturday, June 18, 2011 Sunday, June 19, 2011
Tuesday, June 21, 2011
Wednesday, June 22, 2011
Thursday, June 23, 2011
Monday, June 27, 2011

Friday, June 24, 2011                           Saturday, June 25, 2011                           Sunday, June 26, 2011
Tuesday, June 28, 2011
Wednesday, June 29, 2011
Thursday, June 30, 2011
Friday, July 01, 2011 Saturday, July 02, 2011 Sunday, July 03, 2011
Monday, July 04, 2011
Tuesday, July 05, 2011
Wednesday, July 06, 2011
Thursday, July 07, 2011
Monday, July 11, 2011
Friday, July 08, 2011 Saturday, July 09, 2011 Sunday, July 10, 2011
Tuesday, July 12, 2011
Wednesday, July 13, 2011
Thursday, July 14, 2011
Monday, July 18, 2011
Friday, July 15, 2011 Saturday, July 16, 2011 Sunday, July 17, 2011
Tuesday, July 19, 2011
Wednesday, July 20, 2011
Thursday, July 21, 2011
Monday, July 25, 2011
Friday, July 22, 2011 Saturday, July 23, 2011 Sunday, July 24, 2011

Tuesday, July 26, 2011
Wednesday, July 27, 2011
Thursday, July 28, 2011
Monday, August 01, 2011
Friday, July 29, 2011 Saturday, July 30, 2011 Sunday, July 31, 2011
Tuesday, August 02, 2011
Wednesday, August 03, 2011
Thursday, August 04, 2011
Monday, August 08, 2011
Friday, August 05, 2011 Saturday, August 06, 2011 Sunday, August 07, 2011
Tuesday, August 09, 2011

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Weights	True Up Dates Split True Up Date
1.00	9/20/2011
1.00	9/20/2011
1.00	9/20/2011
1.00	9/20/2011
1.00	9/20/2011
1.00	9/20/2011
1.00	9/20/2011
1.00	9/20/2011
1.00	9/20/2011
1.00	9/20/2011
1.00	9/20/2011
1.00	9/20/2011
1.00	10/20/2011
1.33	10/20/2011
1.00	10/20/2011
1.00	10/20/2011
1.00	10/20/2011
1.00	10/20/2011
0.75	10/20/2011
1.00	10/20/2011
1.00	10/20/2011
1.00	10/20/2011
1.00	10/20/2011
1.00	10/20/2011
1.00	10/20/2011
1.00	10/20/2011
1.00	10/20/2011
1.00	10/20/2011
1.00	10/20/2011
1.00	10/20/2011
1.00	10/20/2011
1.00	10/20/2011
1.00	10/20/2011
1.00	1/3 Oct 20, 2011 2/3 Nov 20, 2011
1.00	11/21/2011
1.00	11/21/2011
1.00	11/21/2011
1.00	11/21/2011
1.33	11/21/2011
1.00	11/21/2011
1.00	11/21/2011
1.00	11/21/2011
1.00	11/21/2011
0.50	11/21/2011
1.00	11/21/2011
1.00	11/21/2011
1.00	11/21/2011
1.00	11/21/2011
1.00	11/21/2011
1.00	11/21/2011
1.00	11/21/2011
1.00	11/21/2011
1.00	11/21/2011
1.00	11/21/2011
1.00	12/20/2011
1.00	12/20/2011
1.00	12/20/2011
1.00	12/20/2011
1.00	12/20/2011
1.00	12/20/2011
1.00	12/20/2011
1.33	12/20/2011
0.50	12/20/2011
1.00	12/20/2011
1.00	12/20/2011
1.00	12/20/2011
1.00	12/20/2011
1.00	12/20/2011
1.00	12/20/2011
1.00	12/20/2011
1.33	12/20/2011
1.00	12/20/2011
1.00	12/20/2011
1.00	12/20/2011
1.00	1/20/2012
0.75	1/20/2012
0.75	1/20/2012

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

1.00	1/20/2012
1.00	1/20/2012
1.00	1/20/2012
1.00	1/20/2012
1.00	1/20/2012
1.00	1/20/2012
1.00	1/20/2012
1.00	1/20/2012
1.00	1/20/2012
1.00	1/20/2012
1.00	1/20/2012
1.00	1/20/2012
1.00	1/20/2012
1.00	1/20/2012
1.33	1/20/2012
1.00	1/20/2012
1.00	1/20/2012
1.00	1/20/2012
1.33	2/4 Jan 20,2012 2/4 Feb 20, 2012
0.50	2/21/2012
1.00	2/21/2012
1.00	2/21/2012
1.00	2/21/2012

Day 1 Flow Data For : Day 2 Flow Data For : Day 3 Flow Data For : Invoice Date Payment Date
Wednesday, August 10, 2011
Thursday, August 11, 2011
Monday, August 15, 2011
Friday, August 12, 2011 Saturday, August 13, 2011 Sunday, August 14, 2011
Tuesday, August 16, 2011
Wednesday, August 17, 2011
Thursday, August 18, 2011
Monday, August 22, 2011
Friday, August 19, 2011 Saturday, August 20, 2011 Sunday, August 21, 2011
Tuesday, August 23, 2011
Wednesday, August 24, 2011
Thursday, August 25, 2011

Mon Aug 15 11 Tue Aug 16 11
Tue Aug 16 11 Wed Aug 17 11
Wed Aug 17 11 Thu Aug 18 11
Thu Aug 18 11 Fri Aug 19 11
Fri Aug 19 11 Mon Aug 22 11
Mon Aug 22 11 Tue Aug 23 11
Tue Aug 23 11 Wed Aug 24 11
Wed Aug 24 11 Thu Aug 25 11
Thu Aug 25 11 Fri Aug 26 11
Fri Aug 26 11 Mon Aug 29 11
Mon Aug 29 11 Tue Aug 30 11
Tue Aug 30 11 Wed Aug 31 11
Wed Aug 31 11 Thu Sep 01 11
Thu Sep 01 11 Fri Sep 02 11
Fri Sep 02 11 Tue Sep 06 11
Tue Sep 06 11 Wed Sep 07 11
Wed Sep 07 11 Thu Sep 08 11
Thu Sep 08 11 Fri Sep 09 11
Thu Sep 08 11 Fri Sep 09 11
Fri Sep 09 11 Mon Sep 12 11
Mon Sep 12 11 Tue Sep 13 11
Tue Sep 13 11 Wed Sep 14 11
Wed Sep 14 11 Thu Sep 15 11
Thu Sep 15 11 Fri Sep 16 11
Fri Sep 16 11 Mon Sep 19 11
Mon Sep 19 11 Tue Sep 20 11
Tue Sep 20 11 Wed Sep 21 11
Wed Sep 21 11 Thu Sep 22 11
Thu Sep 22 11 Fri Sep 23 11
Fri Sep 23 11 Mon Sep 26 11
Mon Sep 26 11 Tue Sep 27 11
Tue Sep 27 11 Wed Sep 28 11
Wed Sep 28 11 Thu Sep 29 11
Thu Sep 29 11 Fri Sep 30 11
Fri Sep 30 11 Mon Oct 03 11
Mon Oct 03 11 Tue Oct 04 11
Tue Oct 04 11 Wed Oct 05 11
Wed Oct 05 11 Thu Oct 06 11
Thu Oct 06 11 Fri Oct 07 11
Fri Oct 07 11 Tue Oct 11 11
Tue Oct 11 11 Wed Oct 12 11
Wed Oct 12 11 Thu Oct 13 11
Thu Oct 13 11 Fri Oct 14 11
Fri Oct 14 11 Mon Oct 17 11
Mon Oct 17 11 Tue Oct 18 11
Tue Oct 18 11 Wed Oct 19 11
Wed Oct 19 11 Thu Oct 20 11
Thu Oct 20 11 Fri Oct 21 11
Fri Oct 21 11 Mon Oct 24 11
Mon Oct 24 11 Tue Oct 25 11
Tue Oct 25 11 Wed Oct 26 11
Wed Oct 26 11 Thu Oct 27 11
Thu Oct 27 11 Fri Oct 28 11
Fri Oct 28 11 Mon Oct 31 11
Mon Oct 31 11 Tue Nov 01 11
Tue Nov 01 11 Wed Nov 02 11
Wed Nov 02 11 Thu Nov 03 11
Thu Nov 03 11 Fri Nov 04 11
Fri Nov 04 11 Mon Nov 07 11
Mon Nov 07 11 Tue Nov 08 11
Tue Nov 08 11 Wed Nov 09 11
Wed Nov 09 11 Thu Nov 10 11
Thu Nov 10 11 Mon Nov 14 11
Mon Nov 14 11 Tue Nov 15 11
Tue Nov 15 11 Wed Nov 16 11
Wed Nov 16 11 Thu Nov 17 11
Thu Nov 17 11 Fri Nov 18 11
Fri Nov 18 11 Mon Nov 21 11
Mon Nov 21 11 Tue Nov 22 11
Tue Nov 22 11 Wed Nov 23 11
Wed Nov 23 11 Fri Nov 25 11
Fri Nov 25 11 Mon Nov 28 11
Mon Nov 28 11 Tue Nov 29 11
Tue Nov 29 11 Wed Nov 30 11
Wed Nov 30 11 Thu Dec 01 11
Thu Dec 01 11 Fri Dec 02 11
Thu Dec 01 11 Fri Dec 02 11
Fri Dec 02 11 Mon Dec 05 11
Mon Dec 05 11 Tue Dec 06 11
Tue Dec 06 11 Wed Dec 07 11
Wed Dec 07 11 Thu Dec 08 11
Thu Dec 08 11 Fri Dec 09 11
Fri Dec 09 11 Mon Dec 12 11
Mon Dec 12 11 Tue Dec 13 11
Tue Dec 13 11 Wed Dec 14 11
Wed Dec 14 11 Thu Dec 15 11
Thu Dec 15 11 Fri Dec 16 11
Fri Dec 16 11 Mon Dec 19 11
Mon Dec 19 11 Tue Dec 20 11
Tue Dec 20 11 Wed Dec 21 11
Wed Dec 21 11 Thu Dec 22 11
Thu Dec 22 11 Fri Dec 23 11
Fri Dec 23 11 Tue Dec 27 11
Tue Dec 27 11 Wed Dec 28 11
Wed Dec 28 11 Thu Dec 29 11
Thu Dec 29 11 Fri Dec 30 11
Fri Dec 30 11 Tue Jan 03 12
Tue Jan 03 12 Wed Jan 04 12
Wed Jan 04 12 Thu Jan 05 12
Thu Jan 05 12 Fri Jan 06 12

Monday, August 29, 2011
Friday, August 26, 2011                      Saturday, August 27, 2011                       Sunday, August 28, 2011
Tuesday, August 30, 2011
Wednesday, August 31, 2011
Thursday, September 01, 2011
Friday, September 02, 2011 Saturday, September 03, 2011 Sunday, September 04, 2011
Monday, September 05, 2011
Tuesday, September 06, 2011
Wednesday, September 07, 2011
Thursday, September 08, 2011
Monday, September 12, 2011
Friday, September 09, 2011 Saturday, September 10, 2011 Sunday, September 11, 2011
Tuesday, September 13, 2011
Wednesday, September 14, 2011
Thursday, September 15, 2011
Monday, September 19, 2011
Friday, September 16, 2011 Saturday, September 17, 2011 Sunday, September 18, 2011
Tuesday, September 20, 2011
Wednesday, September 21, 2011
Thursday, September 22, 2011
Monday, September 26, 2011

Friday, September 23, 2011	Saturday, September 24, 2011 Sunday, September 25, 2011
Tuesday, September 27, 2011
Wednesday, September 28, 2011
Thursday, September 29, 2011
Monday, October 03, 2011
Friday, September 30, 2011                    Saturday, October 01, 2011                     Sunday, October 02, 2011
Tuesday, October 04, 2011
Wednesday, October 05, 2011
Thursday, October 06, 2011
Friday, October 07, 2011 Saturday, October 08, 2011 Sunday, October 09, 2011
Monday, October 10, 2011 Tuesday, October 11, 2011
Wednesday, October 12, 2011
Thursday, October 13, 2011
Monday, October 17, 2011
Friday, October 14, 2011 Saturday, October 15, 2011 Sunday, October 16, 2011
Tuesday, October 18, 2011
Wednesday, October 19, 2011
Thursday, October 20, 2011
Monday, October 24, 2011
Friday, October 21, 2011 Saturday, October 22, 2011 Sunday, October 23, 2011
Tuesday, October 25, 2011

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Wednesday, October 26, 2011
Thursday, October 27, 2011
Monday, October 31, 2011
Friday, October 28, 2011 Saturday, October 29, 2011 Sunday, October 30, 2011
Tuesday, November 01, 2011
Wednesday, November 02, 2011
Thursday, November 03, 2011
Friday, November 04, 2011                Saturday, November 05, 2011                Sunday, November 06, 2011
Monday, November 07, 2011 Tuesday, November 08, 2011
Wednesday, November 09, 2011
Thursday, November 10, 2011
Monday, November 14, 2011
Friday, November 11, 2011 Saturday, November 12, 2011 Sunday, November 13, 2011
Tuesday, November 15, 2011
Wednesday, November 16, 2011
Thursday, November 17, 2011
Friday, November 18, 2011                Saturday, November 19, 2011                Sunday, November 20, 2011
Monday, November 21, 2011
Tuesday, November 22, 2011
Wednesday, November 23, 2011

Monday, November 28, 2011
Thursday, November 24, 2011
Friday, November 25, 2011 Saturday, November 26, 2011 Sunday, November 27, 2011
Tuesday, November 29, 2011
Wednesday, November 30, 2011
Thursday, December 01, 2011
Monday, December 05, 2011
Friday, December 02, 2011 Saturday, December 03, 2011 Sunday, December 04, 2011
Tuesday, December 06, 2011
Wednesday, December 07, 2011
Thursday, December 08, 2011
Monday, December 12, 2011
Friday, December 09, 2011 Saturday, December 10, 2011 Sunday, December 11, 2011
Tuesday, December 13, 2011
Wednesday, December 14, 2011
Thursday, December 15, 2011
Monday, December 19, 2011
Friday, December 16, 2011                Saturday, December 17, 2011                Sunday, December 18, 2011
Tuesday, December 20, 2011
Wednesday, December 21, 2011
Thursday, December 22, 2011

December 23, 2011	Sunday, December 25, 2011
Monday, December 26, 2011 Tuesday, December 27, 2011 Wednesday, December 28, 2011 Thursday, December 29, 2011 Friday, December 30, 2011 Saturday, December 31, 2011 Sunday, January 01, 2012

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Weights	True Up Dates	Split True Up Date
0.50	2/21/2012
1.00	2/21/2012
1.00	2/21/2012
1.00	2/21/2012
1.33	2/21/2012
1.00	2/21/2012
1.00	2/21/2012
1.00	2/21/2012
1.00	2/21/2012
0.50	2/21/2012
1.00	2/21/2012
1.00	2/21/2012
1.00	2/21/2012
1.00	2/21/2012
1.00	2/21/2012
1.00	2/21/2012
1.00	3/20/2012
1.00	3/20/2012
1.00	3/20/2012
1.00	3/20/2012
1.00	3/20/2012
1.00	3/20/2012
1.00	3/20/2012
1.00	3/20/2012
1.00	3/20/2012
1.00	3/20/2012
1.00	3/20/2012
1.00	3/20/2012
1.33	3/20/2012
1.00	3/20/2012
1.00	3/20/2012
1.00	3/20/2012
1.00	3/20/2012
0.50	3/20/2012
1.00	3/20/2012
1.00	3/20/2012
1.00	4/20/2012
1.00	4/20/2012
1.00	4/20/2012
1.00	4/20/2012
1.00	4/20/2012
1.00	4/20/2012
1.00	4/20/2012
1.00	4/20/2012
1.00	4/20/2012
1.00	4/20/2012
1.00	4/20/2012
1.00	4/20/2012
1.00	4/20/2012
1.00	4/20/2012
1.00	4/20/2012
1.00	4/20/2012
1.00	4/20/2012
1.00	4/20/2012
1.00	4/20/2012
1.00	4/20/2012
1.00	4/20/2012
1.00	2/3 Apr 20, 2012	1/3 May 20, 2012
1.00	5/21/2012
1.00	5/21/2012
1.00	5/21/2012
1.00	5/21/2012
1.00	5/21/2012
1.00	5/21/2012
1.00	5/21/2012
1.00	5/21/2012
1.00	5/21/2012
1.00	5/21/2012
1.00	5/21/2012
1.00	5/21/2012
1.00	5/21/2012
1.00	5/21/2012
1.00	5/21/2012
1.00	5/21/2012
1.00	5/21/2012
1.00	5/21/2012
1.00	5/21/2012

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

1.00	5/21/2012
1.00	5/21/2012
1.00	6/20/2012
1.00	6/20/2012
1.00	6/20/2012
1.00	6/20/2012
1.00	6/20/2012
1.00	6/20/2012
1.00	6/20/2012
1.00	6/20/2012
1.00	6/20/2012
1.00	6/20/2012
1.00	6/20/2012
1.00	6/20/2012
1.00	6/20/2012
1.00	6/20/2012
1.00	6/20/2012
1.00	6/20/2012
1.00	6/20/2012
1.00	6/20/2012
1.33	6/20/2012
1.00	6/20/2012
1.00	6/20/2012

Day 1 Flow Data For : Day 2 Flow Data For : Day 3 Flow Data For : Invoice Date Payment Date
Monday, January 02, 2012 Tuesday, January 03, 2012
Wednesday, January 04, 2012
Thursday, January 05, 2012
Monday, January 09, 2012
Friday, January 06, 2012                     Saturday, January 07, 2012                     Sunday, January 08, 2012
Tuesday, January 10, 2012
Wednesday, January 11, 2012
Thursday, January 12, 2012
Friday, January 13, 2012 Saturday, January 14, 2012 Sunday, January 15, 2012
Monday, January 16, 2012 Tuesday, January 17, 2012
Wednesday, January 18, 2012
Thursday, January 19, 2012
Monday, January 23, 2012
Friday, January 20, 2012 Saturday, January 21, 2012 Sunday, January 22, 2012
Tuesday, January 24, 2012
Wednesday, January 25, 2012

Fri Jan 06 12 Mon Jan 09 12
Mon Jan 09 12 Tue Jan 10 12
Tue Jan 10 12 Wed Jan 11 12
Wed Jan 11 12 Thu Jan 12 12
Thu Jan 12 12 Fri Jan 13 12
Fri Jan 13 12 Tue Jan 17 12
Tue Jan 17 12 Wed Jan 18 12
Wed Jan 18 12 Thu Jan 19 12
Thu Jan 19 12 Fri Jan 20 12
Fri Jan 20 12 Mon Jan 23 12
Mon Jan 23 12 Tue Jan 24 12
Tue Jan 24 12 Wed Jan 25 12
Wed Jan 25 12 Thu Jan 26 12
Thu Jan 26 12 Fri Jan 27 12
Fri Jan 27 12 Mon Jan 30 12
Mon Jan 30 12 Tue Jan 31 12
Tue Jan 31 12 Wed Feb 01 12
Wed Feb 01 12 Thu Feb 02 12
Thu Feb 02 12 Fri Feb 03 12
Fri Feb 03 12 Mon Feb 06 12
Mon Feb 06 12 Tue Feb 07 12
Tue Feb 07 12 Wed Feb 08 12
Wed Feb 08 12 Thu Feb 09 12
Thu Feb 09 12 Fri Feb 10 12
Fri Feb 10 12 Mon Feb 13 12
Mon Feb 13 12 Tue Feb 14 12
Tue Feb 14 12 Wed Feb 15 12
Wed Feb 15 12 Thu Feb 16 12
Thu Feb 16 12 Fri Feb 17 12
Fri Feb 17 12 Tue Feb 21 12
Tue Feb 21 12 Wed Feb 22 12
Wed Feb 22 12 Thu Feb 23 12
Thu Feb 23 12 Fri Feb 24 12
Fri Feb 24 12 Mon Feb 27 12
Mon Feb 27 12 Tue Feb 28 12
Tue Feb 28 12 Wed Feb 29 12
Wed Feb 29 12 Thu Mar 01 12
Thu Mar 01 12 Fri Mar 02 12
Fri Mar 02 12 Mon Mar 05 12
Mon Mar 05 12 Tue Mar 06 12
Tue Mar 06 12 Wed Mar 07 12
Wed Mar 07 12 Thu Mar 08 12
Thu Mar 08 12 Fri Mar 09 12
Fri Mar 09 12 Mon Mar 12 12
Mon Mar 12 12 Tue Mar 13 12
Tue Mar 13 12 Wed Mar 14 12
Wed Mar 14 12 Thu Mar 15 12
Thu Mar 15 12 Fri Mar 16 12
Fri Mar 16 12 Mon Mar 19 12
Mon Mar 19 12 Tue Mar 20 12
Tue Mar 20 12 Wed Mar 21 12
Wed Mar 21 12 Thu Mar 22 12
Thu Mar 22 12 Fri Mar 23 12
Fri Mar 23 12 Mon Mar 26 12
Mon Mar 26 12 Tue Mar 27 12
Tue Mar 27 12 Wed Mar 28 12
Wed Mar 28 12 Thu Mar 29 12
Thu Mar 29 12 Fri Mar 30 12
Fri Mar 30 12 Mon Apr 02 12
Mon Apr 02 12 Tue Apr 03 12
Tue Apr 03 12 Wed Apr 04 12
Wed Apr 04 12 Thu Apr 05 12
Wed Apr 04 12 Thu Apr 05 12
Thu Apr 05 12 Mon Apr 09 12
Mon Apr 09 12 Tue Apr 10 12
Tue Apr 10 12 Wed Apr 11 12
Wed Apr 11 12 Thu Apr 12 12
Thu Apr 12 12 Fri Apr 13 12
Fri Apr 13 12 Mon Apr 16 12
Mon Apr 16 12 Tue Apr 17 12
Tue Apr 17 12 Wed Apr 18 12
Wed Apr 18 12 Thu Apr 19 12
Thu Apr 19 12 Fri Apr 20 12
Fri Apr 20 12 Mon Apr 23 12
Mon Apr 23 12 Tue Apr 24 12
Tue Apr 24 12 Wed Apr 25 12
Wed Apr 25 12 Thu Apr 26 12
Thu Apr 26 12 Fri Apr 27 12
Fri Apr 27 12 Mon Apr 30 12
Mon Apr 30 12 Tue May 01 12
Tue May 01 12 Wed May 02 12
Wed May 02 12 Thu May 03 12
Thu May 03 12 Fri May 04 12
Fri May 04 12 Mon May 07 12
Mon May 07 12 Tue May 08 12
Tue May 08 12 Wed May 09 12
Wed May 09 12 Thu May 10 12
Thu May 10 12 Fri May 11 12
Fri May 11 12 Mon May 14 12
Mon May 14 12 Tue May 15 12
Tue May 15 12 Wed May 16 12
Wed May 16 12 Thu May 17 12
Thu May 17 12 Fri May 18 12
Fri May 18 12 Mon May 21 12
Mon May 21 12 Tue May 22 12
Tue May 22 12 Wed May 23 12
Wed May 23 12 Thu May 24 12
Thu May 24 12 Fri May 25 12
Fri May 25 12 Tue May 29 12
Tue May 29 12 Wed May 30 12

Thursday, January 26, 2012
Monday, January 30, 2012
Friday, January 27, 2012 Saturday, January 28, 2012 Sunday, January 29, 2012
Tuesday, January 31, 2012
Wednesday, February 01, 2012
Thursday, February 02, 2012
Monday, February 06, 2012
Friday, February 03, 2012 Saturday, February 04, 2012 Sunday, February 05, 2012
Tuesday, February 07, 2012
Wednesday, February 08, 2012
Thursday, February 09, 2012
Monday, February 13, 2012
Friday, February 10, 2012                   Saturday, February 11, 2012                   Sunday, February 12, 2012
Tuesday, February 14, 2012
Wednesday, February 15, 2012
Thursday, February 16, 2012
Friday, February 17, 2012 Saturday, February 18, 2012 Sunday, February 19, 2012
Monday, February 20, 2012 Tuesday, February 21, 2012
Wednesday, February 22, 2012
Thursday, February 23, 2012

Monday, February 27, 2012
Friday, February 24, 2012 Saturday, February 25, 2012 Sunday, February 26, 2012
Tuesday, February 28, 2012
Wednesday, February 29, 2012
Thursday, March 01, 2012
Monday, March 05, 2012
Friday, March 02, 2012 Saturday, March 03, 2012 Sunday, March 04, 2012
Tuesday, March 06, 2012
Wednesday, March 07, 2012
Thursday, March 08, 2012
Monday, March 12, 2012
Friday, March 09, 2012 Saturday, March 10, 2012 Sunday, March 11, 2012
Tuesday, March 13, 2012
Wednesday, March 14, 2012
Thursday, March 15, 2012
Monday, March 19, 2012
Friday, March 16, 2012 Saturday, March 17, 2012 Sunday, March 18, 2012
Tuesday, March 20, 2012
Wednesday, March 21, 2012
Thursday, March 22, 2012
Monday, March 26, 2012

Friday, March 23, 2012 Saturday, March 24, 2012	Sunday, March 25, 2012

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Tuesday, March 27, 2012
Wednesday, March 28, 2012
Thursday, March 29, 2012
Monday, April 02, 2012
Friday, March 30, 2012 Saturday, March 31, 2012 Sunday, April 01, 2012
Tuesday, April 03, 2012
Wednesday, April 04, 2012
Thursday, April 05, 2012
Monday, April 09, 2012
Friday, April 06, 2012 Saturday, April 07, 2012 Sunday, April 08, 2012
Tuesday, April 10, 2012
Wednesday, April 11, 2012
Thursday, April 12, 2012
Monday, April 16, 2012
Friday, April 13, 2012 Saturday, April 14, 2012 Sunday, April 15, 2012
Tuesday, April 17, 2012
Wednesday, April 18, 2012
Thursday, April 19, 2012
Monday, April 23, 2012
Friday, April 20, 2012 Saturday, April 21, 2012 Sunday, April 22, 2012
Tuesday, April 24, 2012

Wednesday, April 25, 2012
Thursday, April 26, 2012
Monday, April 30, 2012
Friday, April 27, 2012 Saturday, April 28, 2012 Sunday, April 29, 2012
Tuesday, May 01, 2012
Wednesday, May 02, 2012
Thursday, May 03, 2012
Monday, May 07, 2012
Friday, May 04, 2012 Saturday, May 05, 2012 Sunday, May 06, 2012
Tuesday, May 08, 2012
Wednesday, May 09, 2012
Thursday, May 10, 2012
Monday, May 14, 2012
Friday, May 11, 2012 Saturday, May 12, 2012 Sunday, May 13, 2012
Tuesday, May 15, 2012
Wednesday, May 16, 2012
Thursday, May 17, 2012
Monday, May 21, 2012
Friday, May 18, 2012                           Saturday, May 19, 2012                            Sunday, May 20, 2012
Tuesday, May 22, 2012
Wednesday, May 23, 2012

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Weights	True Up Dates	Split True Up Date
1.00	6/20/2012
0.75	7/20/2012
0.75	7/20/2012
1.00	7/20/2012
1.00	7/20/2012
1.00	7/20/2012
1.00	7/20/2012
1.00	7/20/2012
1.00	7/20/2012
1.00	7/20/2012
1.00	7/20/2012
1.00	7/20/2012
1.00	7/20/2012
1.00	7/20/2012
1.00	7/20/2012
1.00	7/20/2012
1.00	7/20/2012
1.00	7/20/2012
1.00	7/20/2012
1.00	7/20/2012
1.00	7/20/2012
1.00	7/20/2012
1.00	2/3 Jul 20, 2012	1/3 Aug 20, 2012
1.00	8/20/2012
2.00	8/20/2012
1.00	8/20/2012
1.00	8/20/2012
1.00	8/20/2012
1.00	8/20/2012
0.50	8/20/2012
1.00	8/20/2012
1.00	8/20/2012
1.00	8/20/2012
1.00	8/20/2012
1.00	8/20/2012
1.00	8/20/2012
1.00	8/20/2012
1.00	8/20/2012
1.00	8/20/2012
1.00	8/20/2012
1.00	8/20/2012
1.00	8/20/2012
1.00	8/20/2012
1.00	8/20/2012
1.00	9/20/2012
1.00	9/20/2012
1.00	9/20/2012
1.00	9/20/2012
1.00	9/20/2012
1.00	9/20/2012
1.00	9/20/2012
1.00	9/20/2012
1.00	9/20/2012
1.00	9/20/2012
1.00	9/20/2012
1.00	9/20/2012
1.00	9/20/2012
1.00	9/20/2012
1.00	9/20/2012
1.00	9/20/2012
1.00	9/20/2012
1.00	9/20/2012
1.00	9/20/2012
1.00	9/20/2012
1.00	9/20/2012
1.00	9/20/2012
1.33	1/4 Sep 20, 2012	3/4 Oct 20, 2012
1.00	10/19/2012
1.00	10/19/2012
1.00	10/19/2012
0.75	10/19/2012
0.75	10/19/2012
1.00	10/19/2012
1.00	10/19/2012
1.00	10/19/2012
1.00	10/19/2012

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

1.00	10/19/2012
1.00	10/19/2012
1.00	10/19/2012
1.00	10/19/2012
1.00	10/19/2012
1.00	10/19/2012
1.00	10/19/2012
1.00	10/19/2012
1.00	10/19/2012
1.00	10/19/2012
1.00	10/19/2012
1.00	11/20/2012
1.00	11/20/2012
1.00	11/20/2012
1.00	11/20/2012
1.33	11/20/2012
1.00	11/20/2012
1.00	11/20/2012
1.00	11/20/2012
1.00	11/20/2012
0.50	11/20/2012
1.00	11/20/2012
1.00	11/20/2012
1.00	11/20/2012

Day 1 Flow Data For : Day 2 Flow Data For : Day 3 Flow Data For : Invoice Date Payment Date
Thursday, May 24, 2012
Wed May 30 12 Thu May 31 12
Thu May 31 12 Fri Jun 01 12
Thu May 31 12 Fri Jun 01 12
Fri Jun 01 12 Mon Jun 04 12
Mon Jun 04 12 Tue Jun 05 12
Tue Jun 05 12 Wed Jun 06 12
Wed Jun 06 12 Thu Jun 07 12
Thu Jun 07 12 Fri Jun 08 12
Fri Jun 08 12 Mon Jun 11 12
Mon Jun 11 12 Tue Jun 12 12
Tue Jun 12 12 Wed Jun 13 12
Wed Jun 13 12 Thu Jun 14 12
Thu Jun 14 12 Fri Jun 15 12
Fri Jun 15 12 Mon Jun 18 12
Mon Jun 18 12 Tue Jun 19 12
Tue Jun 19 12 Wed Jun 20 12
Wed Jun 20 12 Thu Jun 21 12
Thu Jun 21 12 Fri Jun 22 12
Fri Jun 22 12 Mon Jun 25 12
Mon Jun 25 12 Tue Jun 26 12
Tue Jun 26 12 Wed Jun 27 12
Wed Jun 27 12 Thu Jun 28 12
Thu Jun 28 12 Fri Jun 29 12
Fri Jun 29 12 Mon Jul 02 12
Mon Jul 02 12 Tue Jul 03 12
Tue Jul 03 12 Thu Jul 05 12
Thu Jul 05 12 Fri Jul 06 12
Fri Jul 06 12 Mon Jul 09 12
Mon Jul 09 12 Tue Jul 10 12
Tue Jul 10 12 Wed Jul 11 12
Wed Jul 11 12 Thu Jul 12 12
Thu Jul 12 12 Fri Jul 13 12
Fri Jul 13 12 Mon Jul 16 12
Mon Jul 16 12 Tue Jul 17 12
Tue Jul 17 12 Wed Jul 18 12
Wed Jul 18 12 Thu Jul 19 12
Thu Jul 19 12 Fri Jul 20 12
Fri Jul 20 12 Mon Jul 23 12
Mon Jul 23 12 Tue Jul 24 12
Tue Jul 24 12 Wed Jul 25 12
Wed Jul 25 12 Thu Jul 26 12
Thu Jul 26 12 Fri Jul 27 12
Fri Jul 27 12 Mon Jul 30 12
Mon Jul 30 12 Tue Jul 31 12
Tue Jul 31 12 Wed Aug 01 12
Wed Aug 01 12 Thu Aug 02 12
Thu Aug 02 12 Fri Aug 03 12
Fri Aug 03 12 Mon Aug 06 12
Mon Aug 06 12 Tue Aug 07 12
Tue Aug 07 12 Wed Aug 08 12
Wed Aug 08 12 Thu Aug 09 12
Thu Aug 09 12 Fri Aug 10 12
Fri Aug 10 12 Mon Aug 13 12
Mon Aug 13 12 Tue Aug 14 12
Tue Aug 14 12 Wed Aug 15 12
Wed Aug 15 12 Thu Aug 16 12
Thu Aug 16 12 Fri Aug 17 12
Fri Aug 17 12 Mon Aug 20 12
Mon Aug 20 12 Tue Aug 21 12
Tue Aug 21 12 Wed Aug 22 12
Wed Aug 22 12 Thu Aug 23 12
Thu Aug 23 12 Fri Aug 24 12
Fri Aug 24 12 Mon Aug 27 12
Mon Aug 27 12 Tue Aug 28 12
Tue Aug 28 12 Wed Aug 29 12
Wed Aug 29 12 Thu Aug 30 12
Thu Aug 30 12 Fri Aug 31 12
Fri Aug 31 12 Tue Sep 04 12
Tue Sep 04 12 Wed Sep 05 12
Wed Sep 05 12 Thu Sep 06 12
Thu Sep 06 12 Fri Sep 07 12
Thu Sep 06 12 Fri Sep 07 12
Fri Sep 07 12 Mon Sep 10 12
Mon Sep 10 12 Tue Sep 11 12
Tue Sep 11 12 Wed Sep 12 12
Wed Sep 12 12 Thu Sep 13 12
Thu Sep 13 12 Fri Sep 14 12
Fri Sep 14 12 Mon Sep 17 12
Mon Sep 17 12 Tue Sep 18 12
Tue Sep 18 12 Wed Sep 19 12
Wed Sep 19 12 Thu Sep 20 12
Thu Sep 20 12 Fri Sep 21 12
Fri Sep 21 12 Mon Sep 24 12
Mon Sep 24 12 Tue Sep 25 12
Tue Sep 25 12 Wed Sep 26 12
Wed Sep 26 12 Thu Sep 27 12
Thu Sep 27 12 Fri Sep 28 12
Fri Sep 28 12 Mon Oct 01 12
Mon Oct 01 12 Tue Oct 02 12
Tue Oct 02 12 Wed Oct 03 12
Wed Oct 03 12 Thu Oct 04 12
Thu Oct 04 12 Fri Oct 05 12
Fri Oct 05 12 Tue Oct 09 12
Tue Oct 09 12 Wed Oct 10 12
Wed Oct 10 12 Thu Oct 11 12
Thu Oct 11 12 Fri Oct 12 12
Fri Oct 12 12 Mon Oct 15 12
Mon Oct 15 12 Tue Oct 16 12
Tue Oct 16 12 Wed Oct 17 12
Wed Oct 17 12 Thu Oct 18 12

Friday, May 25, 2012 Saturday, May 26, 2012 Sunday, May 27, 2012
Monday, May 28, 2012
Tuesday, May 29, 2012
Wednesday, May 30, 2012
Thursday, May 31, 2012
Monday, June 04, 2012
Friday, June 01, 2012 Saturday, June 02, 2012 Sunday, June 03, 2012
Tuesday, June 05, 2012
Wednesday, June 06, 2012
Thursday, June 07, 2012
Monday, June 11, 2012
Friday, June 08, 2012 Saturday, June 09, 2012 Sunday, June 10, 2012
Tuesday, June 12, 2012
Wednesday, June 13, 2012
Thursday, June 14, 2012
Monday, June 18, 2012
Friday, June 15, 2012 Saturday, June 16, 2012 Sunday, June 17, 2012
Tuesday, June 19, 2012
Wednesday, June 20, 2012
Thursday, June 21, 2012
Monday, June 25, 2012

Friday, June 22, 2012 Saturday, June 23, 2012	Sunday, June 24, 2012
Tuesday, June 26, 2012
Wednesday, June 27, 2012
Thursday, June 28, 2012
Friday, June 29, 2012 Saturday, June 30, 2012 Sunday, July 01, 2012
Monday, July 02, 2012
Tuesday, July 03, 2012
Wednesday, July 04, 2012 Thursday, July 05, 2012
Monday, July 09, 2012
Friday, July 06, 2012 Saturday, July 07, 2012 Sunday, July 08, 2012
Tuesday, July 10, 2012
Wednesday, July 11, 2012
Thursday, July 12, 2012
Monday, July 16, 2012
Friday, July 13, 2012 Saturday, July 14, 2012 Sunday, July 15, 2012
Tuesday, July 17, 2012
Wednesday, July 18, 2012
Thursday, July 19, 2012
Monday, July 23, 2012
Friday, July 20, 2012 Saturday, July 21, 2012 Sunday, July 22, 2012
Tuesday, July 24, 2012
Wednesday, July 25, 2012

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Thursday, July 26, 2012
Monday, July 30, 2012
Friday, July 27, 2012 Saturday, July 28, 2012 Sunday, July 29, 2012
Tuesday, July 31, 2012
Wednesday, August 01, 2012
Thursday, August 02, 2012
Monday, August 06, 2012
Friday, August 03, 2012 Saturday, August 04, 2012 Sunday, August 05, 2012
Tuesday, August 07, 2012
Wednesday, August 08, 2012
Thursday, August 09, 2012
Monday, August 13, 2012
Friday, August 10, 2012 Saturday, August 11, 2012 Sunday, August 12, 2012
Tuesday, August 14, 2012
Wednesday, August 15, 2012
Thursday, August 16, 2012
Monday, August 20, 2012
Friday, August 17, 2012 Saturday, August 18, 2012 Sunday, August 19, 2012
Tuesday, August 21, 2012
Wednesday, August 22, 2012
Thursday, August 23, 2012
Monday, August 27, 2012

Friday, August 24, 2012	August 25, 2012
Tuesday, August 28, 2012
Wednesday, August 29, 2012
Thursday, August 30, 2012
Friday, August 31, 2012 Saturday, September 01, 2012 Sunday, September 02, 2012
Monday, September 03, 2012
Tuesday, September 04, 2012
Wednesday, September 05, 2012
Thursday, September 06, 2012
Monday, September 10, 2012
Friday, September 07, 2012 Saturday, September 08, 2012 Sunday, September 09, 2012
Tuesday, September 11, 2012
Wednesday, September 12, 2012
Thursday, September 13, 2012
Monday, September 17, 2012
Friday, September 14, 2012 Saturday, September 15, 2012 Sunday, September 16, 2012
Tuesday, September 18, 2012
Wednesday, September 19, 2012
Thursday, September 20, 2012
Monday, September 24, 2012
Friday, September 21, 2012 Saturday, September 22, 2012 Sunday, September 23, 2012

Tuesday, September 25, 2012
Wednesday, September 26, 2012
Thursday, September 27, 2012
Monday, October 01, 2012
Friday, September 28, 2012               Saturday, September 29, 2012               Sunday, September 30, 2012
Tuesday, October 02, 2012
Wednesday, October 03, 2012
Thursday, October 04, 2012
Friday, October 05, 2012 Saturday, October 06, 2012 Sunday, October 07, 2012
Monday, October 08, 2012 Tuesday, October 09, 2012
Wednesday, October 10, 2012
Thursday, October 11, 2012
Monday, October 15, 2012

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Weights	True Up Dates Split True Up Date
1.00	11/20/2012
1.00	11/20/2012
1.00	11/20/2012
1.00	11/20/2012
1.00	11/20/2012
1.00	11/20/2012
1.00	11/20/2012
1.00	11/20/2012
1.00	11/20/2012
1.00	12/20/2012
1.00	12/20/2012
1.00	12/20/2012
1.00	12/20/2012
1.00	12/20/2012
1.00	12/20/2012
1.33	12/20/2012
1.00	12/20/2012
1.00	12/20/2012
1.00	12/20/2012
1.00	12/20/2012
0.50	12/20/2012
1.00	12/20/2012
2.00	12/20/2012
1.00	12/20/2012
1.00	12/20/2012
1.00	12/20/2012
1.00	12/20/2012
1.00	12/20/2012
0.75	1/3 Dec 20, 2012 2/3 Jan 20,2013
0.75	1/3 Dec 20, 2012 2/3 Jan 20,2013
1.00	1/21/2013
1.00	1/21/2013
1.00	1/21/2013
1.00	1/21/2013
1.00	1/21/2013
1.00	1/21/2013
1.00	1/21/2013
1.00	1/21/2013
1.00	1/21/2013
1.00	1/21/2013
1.00	1/21/2013
1.00	1/21/2013
1.00	1/21/2013
1.00	1/21/2013
1.00	1/21/2013
2.00	1/21/2013
1.00	1/21/2013
1.00	1/21/2013
1.00	1/21/2013
2.00	1/2 Jan 20, 2013 1/2 Feb 20, 2013
0.33	2/20/2013
1.00	2/20/2013
1.00	2/20/2013
1.00	2/20/2013
1.00	2/20/2013
1.00	2/20/2013
1.00	2/20/2013
1.00	2/20/2013
1.00	2/20/2013
1.00	2/20/2013
1.00	2/20/2013
1.00	2/20/2013
1.33	2/20/2013
1.00	2/20/2013
1.00	2/20/2013
1.00	2/20/2013
1.00	2/20/2013
0.50	2/20/2013
1.00	2/20/2013
1.00	2/20/2013
1.00	2/20/2013
1.00	3/20/2013
1.00	3/20/2013
1.00	3/20/2013
1.00	3/20/2013
1.00	3/20/2013
1.00	3/20/2013

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

1.00	3/20/2013
1.00	3/20/2013
1.00	3/20/2013
1.00	3/20/2013
1.33	3/20/2013
1.00	3/20/2013
1.00	3/20/2013
1.00	3/20/2013
1.00	3/20/2013
0.50	3/20/2013
1.00	3/20/2013
1.00	3/20/2013
1.00	3/20/2013
1.00	4/19/2013
1.00	4/19/2013
1.00	4/19/2013
1.00	4/19/2013
1.00	4/19/2013
1.00	4/19/2013
1.00	4/19/2013
1.00	4/19/2013
1.00	4/19/2013
1.00	4/19/2013

Day 1 Flow Data For : Day 2 Flow Data For : Day 3 Flow Data For : Invoice Date Payment Date
Friday, October 12, 2012 Saturday, October 13, 2012 Sunday, October 14, 2012
Tuesday, October 16, 2012
Wednesday, October 17, 2012
Thursday, October 18, 2012
Monday, October 22, 2012
Friday, October 19, 2012 Saturday, October 20, 2012 Sunday, October 21, 2012
Tuesday, October 23, 2012
Wednesday, October 24, 2012
Thursday, October 25, 2012

Thu Oct 18 12 Fri Oct 19 12
Fri Oct 19 12 Mon Oct 22 12
Mon Oct 22 12 Tue Oct 23 12
Tue Oct 23 12 Wed Oct 24 12
Wed Oct 24 12 Thu Oct 25 12
Thu Oct 25 12 Fri Oct 26 12
Fri Oct 26 12 Mon Oct 29 12
Mon Oct 29 12 Tue Oct 30 12
Tue Oct 30 12 Wed Oct 31 12
Wed Oct 31 12 Thu Nov 01 12
Thu Nov 01 12 Fri Nov 02 12
Fri Nov 02 12 Mon Nov 05 12
Mon Nov 05 12 Tue Nov 06 12
Tue Nov 06 12 Wed Nov 07 12
Wed Nov 07 12 Thu Nov 08 12
Thu Nov 08 12 Fri Nov 09 12
Fri Nov 09 12 Tue Nov 13 12
Tue Nov 13 12 Wed Nov 14 12
Wed Nov 14 12 Thu Nov 15 12
Thu Nov 15 12 Fri Nov 16 12
Fri Nov 16 12 Mon Nov 19 12
Mon Nov 19 12 Tue Nov 20 12
Tue Nov 20 12 Wed Nov 21 12
Wed Nov 21 12 Fri Nov 23 12
Fri Nov 23 12 Mon Nov 26 12
Mon Nov 26 12 Tue Nov 27 12
Tue Nov 27 12 Wed Nov 28 12
Wed Nov 28 12 Thu Nov 29 12
Thu Nov 29 12 Fri Nov 30 12
Thu Nov 29 12 Fri Nov 30 12
Fri Nov 30 12 Mon Dec 03 12
Mon Dec 03 12 Tue Dec 04 12
Tue Dec 04 12 Wed Dec 05 12
Wed Dec 05 12 Thu Dec 06 12
Thu Dec 06 12 Fri Dec 07 12
Fri Dec 07 12 Mon Dec 10 12
Mon Dec 10 12 Tue Dec 11 12
Tue Dec 11 12 Wed Dec 12 12
Wed Dec 12 12 Thu Dec 13 12
Thu Dec 13 12 Fri Dec 14 12
Fri Dec 14 12 Mon Dec 17 12
Mon Dec 17 12 Tue Dec 18 12
Tue Dec 18 12 Wed Dec 19 12
Wed Dec 19 12 Thu Dec 20 12
Thu Dec 20 12 Fri Dec 21 12
Fri Dec 21 12 Mon Dec 24 12
Mon Dec 24 12 Wed Dec 26 12
Wed Dec 26 12 Thu Dec 27 12
Thu Dec 27 12 Fri Dec 28 12
Fri Dec 28 12 Mon Dec 31 12
Mon Dec 31 12 Wed Jan 02 13
Wed Jan 02 13 Thu Jan 03 13
Thu Jan 03 13 Fri Jan 04 13
Fri Jan 04 13 Mon Jan 07 13
Mon Jan 07 13 Tue Jan 08 13
Tue Jan 08 13 Wed Jan 09 13
Wed Jan 09 13 Thu Jan 10 13
Thu Jan 10 13 Fri Jan 11 13
Fri Jan 11 13 Mon Jan 14 13
Mon Jan 14 13 Tue Jan 15 13
Tue Jan 15 13 Wed Jan 16 13
Wed Jan 16 13 Thu Jan 17 13
Thu Jan 17 13 Fri Jan 18 13
Fri Jan 18 13 Tue Jan 22 13
Tue Jan 22 13 Wed Jan 23 13
Wed Jan 23 13 Thu Jan 24 13
Thu Jan 24 13 Fri Jan 25 13
Fri Jan 25 13 Mon Jan 28 13
Mon Jan 28 13 Tue Jan 29 13
Tue Jan 29 13 Wed Jan 30 13
Wed Jan 30 13 Thu Jan 31 13
Thu Jan 31 13 Fri Feb 01 13
Fri Feb 01 13 Mon Feb 04 13
Mon Feb 04 13 Tue Feb 05 13
Tue Feb 05 13 Wed Feb 06 13
Wed Feb 06 13 Thu Feb 07 13
Thu Feb 07 13 Fri Feb 08 13
Fri Feb 08 13 Mon Feb 11 13
Mon Feb 11 13 Tue Feb 12 13
Tue Feb 12 13 Wed Feb 13 13
Wed Feb 13 13 Thu Feb 14 13
Thu Feb 14 13 Fri Feb 15 13
Fri Feb 15 13 Tue Feb 19 13
Tue Feb 19 13 Wed Feb 20 13
Wed Feb 20 13 Thu Feb 21 13
Thu Feb 21 13 Fri Feb 22 13
Fri Feb 22 13 Mon Feb 25 13
Mon Feb 25 13 Tue Feb 26 13
Tue Feb 26 13 Wed Feb 27 13
Wed Feb 27 13 Thu Feb 28 13
Thu Feb 28 13 Fri Mar 01 13
Fri Mar 01 13 Mon Mar 04 13
Mon Mar 04 13 Tue Mar 05 13
Tue Mar 05 13 Wed Mar 06 13
Wed Mar 06 13 Thu Mar 07 13
Thu Mar 07 13 Fri Mar 08 13
Fri Mar 08 13 Mon Mar 11 13
Mon Mar 11 13 Tue Mar 12 13
Tue Mar 12 13 Wed Mar 13 13
Wed Mar 13 13 Thu Mar 14 13

Monday, October 29, 2012
Friday, October 26, 2012 Saturday, October 27, 2012 Sunday, October 28, 2012
Tuesday, October 30, 2012
Wednesday, October 31, 2012
Thursday, November 01, 2012
Monday, November 05, 2012
Friday, November 02, 2012                Saturday, November 03, 2012                Sunday, November 04, 2012
Tuesday, November 06, 2012
Wednesday, November 07, 2012
Thursday, November 08, 2012
Friday, November 09, 2012 Saturday, November 10, 2012 Sunday, November 11, 2012
Monday, November 12, 2012 Tuesday, November 13, 2012
Wednesday, November 14, 2012
Thursday, November 15, 2012
Friday, November 16, 2012 Saturday, November 17, 2012 Sunday, November 18, 2012
Monday, November 19, 2012
Tuesday, November 20, 2012
Wednesday, November 21, 2012
Monday, November 26, 2012
Thursday, November 22, 2012

Friday, November 23, 2012 Saturday, November 24, 2012 Sunday, November 25, 2012
Tuesday, November 27, 2012
Wednesday, November 28, 2012
Thursday, November 29, 2012
Monday, December 03, 2012
Friday, November 30, 2012 Saturday, December 01, 2012 Sunday, December 02, 2012
Tuesday, December 04, 2012
Wednesday, December 05, 2012
Thursday, December 06, 2012
Monday, December 10, 2012
Friday, December 07, 2012 Saturday, December 08, 2012 Sunday, December 09, 2012
Tuesday, December 11, 2012
Wednesday, December 12, 2012
Thursday, December 13, 2012
Monday, December 17, 2012
Friday, December 14, 2012 Saturday, December 15, 2012 Sunday, December 16, 2012
Tuesday, December 18, 2012
Wednesday, December 19, 2012
Thursday, December 20, 2012
Friday, December 21, 2012 Saturday, December 22, 2012 Sunday, December 23, 2012

Monday, December 24, 2012

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Tuesday, December 25, 2012 Wednesday, December 26, 2012 Thursday, December 27, 2012
Monday, December 31, 2012
Friday, December 28, 2012 Saturday, December 29, 2012 Sunday, December 30, 2012
Tuesday, January 01, 2013
Wednesday, January 02, 2013
Thursday, January 03, 2013
Monday, January 07, 2013
Friday, January 04, 2013 Saturday, January 05, 2013 Sunday, January 06, 2013
Tuesday, January 08, 2013
Wednesday, January 09, 2013
Thursday, January 10, 2013
Monday, January 14, 2013
Friday, January 11, 2013                     Saturday, January 12, 2013                     Sunday, January 13, 2013
Tuesday, January 15, 2013
Wednesday, January 16, 2013
Thursday, January 17, 2013
Friday, January 18, 2013 Saturday, January 19, 2013 Sunday, January 20, 2013
Monday, January 21, 2013 Tuesday, January 22, 2013
Wednesday, January 23, 2013
Thursday, January 24, 2013
Monday, January 28, 2013

Friday, January 25, 2013 Saturday, January 26, 2013 Sunday, January 27, 2013
Tuesday, January 29, 2013
Wednesday, January 30, 2013
Thursday, January 31, 2013
Monday, February 04, 2013
Friday, February 01, 2013 Saturday, February 02, 2013 Sunday, February 03, 2013
Tuesday, February 05, 2013
Wednesday, February 06, 2013
Thursday, February 07, 2013
Monday, February 11, 2013
Friday, February 08, 2013                   Saturday, February 09, 2013                   Sunday, February 10, 2013
Tuesday, February 12, 2013
Wednesday, February 13, 2013
Thursday, February 14, 2013
Friday, February 15, 2013 Saturday, February 16, 2013 Sunday, February 17, 2013
Monday, February 18, 2013 Tuesday, February 19, 2013
Wednesday, February 20, 2013
Thursday, February 21, 2013
Monday, February 25, 2013

Friday, February 22, 2013 Saturday, February 23, 2013 Sunday, February 24, 2013
Tuesday, February 26, 2013
Wednesday, February 27, 2013
Thursday, February 28, 2013
Monday, March 04, 2013
Friday, March 01, 2013 Saturday, March 02, 2013 Sunday, March 03, 2013
Tuesday, March 05, 2013
Wednesday, March 06, 2013
Thursday, March 07, 2013
Monday, March 11, 2013

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Weights	True Up Dates	Split True Up Date
1.00	4/19/2013
1.00	4/19/2013
1.00	4/19/2013
1.00	4/19/2013
1.00	4/19/2013
1.00	4/19/2013
1.00	4/19/2013
1.00	4/19/2013
1.00	4/19/2013
1.00	4/19/2013
1.00	4/19/2013
1.00	5/20/2013
1.00	5/20/2013
1.00	5/20/2013
1.00	5/20/2013
1.00	5/20/2013
1.00	5/20/2013
1.00	5/20/2013
1.00	5/20/2013
1.00	5/20/2013
1.00	5/20/2013
1.00	5/20/2013
1.00	5/20/2013
1.00	5/20/2013
1.00	5/20/2013
1.00	5/20/2013
1.00	5/20/2013
1.00	5/20/2013
1.00	5/20/2013
1.00	5/20/2013
1.00	5/20/2013
1.00	5/20/2013
1.00	5/20/2013
1.00	6/20/2013
1.00	6/20/2013
1.00	6/20/2013
1.00	6/20/2013
1.00	6/20/2013
1.00	6/20/2013
1.00	6/20/2013
1.00	6/20/2013
1.00	6/20/2013
1.00	6/20/2013
1.00	6/20/2013
1.00	6/20/2013
1.00	6/20/2013
1.00	6/20/2013
1.00	6/20/2013
1.00	6/20/2013
1.00	6/20/2013
1.33	6/20/2013
1.00	6/20/2013
1.00	6/20/2013
1.00	6/20/2013
1.00	6/20/2013

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Day 1 Flow Data For : Day 2 Flow Data For : Day 3 Flow Data For : Invoice Date Payment Date
Friday, March 08, 2013 Saturday, March 09, 2013 Sunday, March 10, 2013
Tuesday, March 12, 2013
Wednesday, March 13, 2013
Thursday, March 14, 2013
Monday, March 18, 2013
Friday, March 15, 2013 Saturday, March 16, 2013 Sunday, March 17, 2013
Tuesday, March 19, 2013
Wednesday, March 20, 2013
Thursday, March 21, 2013
Friday, March 22, 2013 Saturday, March 23, 2013 Sunday, March 24, 2013
Monday, March 25, 2013

Thu Mar 14 13 Fri Mar 15 13
Fri Mar 15 13 Mon Mar 18 13
Mon Mar 18 13 Tue Mar 19 13
Tue Mar 19 13 Wed Mar 20 13
Wed Mar 20 13 Thu Mar 21 13
Thu Mar 21 13 Fri Mar 22 13
Fri Mar 22 13 Mon Mar 25 13
Mon Mar 25 13 Tue Mar 26 13
Tue Mar 26 13 Wed Mar 27 13
Wed Mar 27 13 Thu Mar 28 13
Wed Mar 27 13 Thu Mar 28 13
Thu Mar 28 13 Mon Apr 01 13
Mon Apr 01 13 Tue Apr 02 13
Tue Apr 02 13 Wed Apr 03 13
Wed Apr 03 13 Thu Apr 04 13
Thu Apr 04 13 Fri Apr 05 13
Fri Apr 05 13 Mon Apr 08 13
Mon Apr 08 13 Tue Apr 09 13
Tue Apr 09 13 Wed Apr 10 13
Wed Apr 10 13 Thu Apr 11 13
Thu Apr 11 13 Fri Apr 12 13
Fri Apr 12 13 Mon Apr 15 13
Mon Apr 15 13 Tue Apr 16 13
Tue Apr 16 13 Wed Apr 17 13
Wed Apr 17 13 Thu Apr 18 13
Thu Apr 18 13 Fri Apr 19 13
Fri Apr 19 13 Mon Apr 22 13
Mon Apr 22 13 Tue Apr 23 13
Tue Apr 23 13 Wed Apr 24 13
Wed Apr 24 13 Thu Apr 25 13
Thu Apr 25 13 Fri Apr 26 13
Fri Apr 26 13 Mon Apr 29 13
Mon Apr 29 13 Tue Apr 30 13
Tue Apr 30 13 Wed May 01 13
Wed May 01 13 Thu May 02 13
Thu May 02 13 Fri May 03 13
Fri May 03 13 Mon May 06 13
Mon May 06 13 Tue May 07 13
Tue May 07 13 Wed May 08 13
Wed May 08 13 Thu May 09 13
Thu May 09 13 Fri May 10 13
Fri May 10 13 Mon May 13 13
Mon May 13 13 Tue May 14 13
Tue May 14 13 Wed May 15 13
Wed May 15 13 Thu May 16 13
Thu May 16 13 Fri May 17 13
Fri May 17 13 Mon May 20 13
Mon May 20 13 Tue May 21 13
Tue May 21 13 Wed May 22 13
Wed May 22 13 Thu May 23 13
Thu May 23 13 Fri May 24 13
Fri May 24 13 Tue May 28 13
Tue May 28 13 Wed May 29 13
Wed May 29 13 Thu May 30 13
Thu May 30 13 Fri May 31 13

Tuesday, March 26, 2013
Wednesday, March 27, 2013
Thursday, March 28, 2013
Monday, April 01, 2013
Friday, March 29, 2013 Saturday, March 30, 2013 Sunday, March 31, 2013
Tuesday, April 02, 2013
Wednesday, April 03, 2013
Thursday, April 04, 2013
Monday, April 08, 2013
Friday, April 05, 2013 Saturday, April 06, 2013 Sunday, April 07, 2013
Tuesday, April 09, 2013
Wednesday, April 10, 2013
Thursday, April 11, 2013
Monday, April 15, 2013
Friday, April 12, 2013 Saturday, April 13, 2013 Sunday, April 14, 2013
Tuesday, April 16, 2013
Wednesday, April 17, 2013
Thursday, April 18, 2013
Monday, April 22, 2013
Friday, April 19, 2013 Saturday, April 20, 2013 Sunday, April 21, 2013
Tuesday, April 23, 2013
Wednesday, April 24, 2013

Thursday, April 25, 2013
Monday, April 29, 2013
Friday, April 26, 2013 Saturday, April 27, 2013 Sunday, April 28, 2013
Tuesday, April 30, 2013
Wednesday, May 01, 2013
Thursday, May 02, 2013
Monday, May 06, 2013
Friday, May 03, 2013 Saturday, May 04, 2013 Sunday, May 05, 2013
Tuesday, May 07, 2013
Wednesday, May 08, 2013
Thursday, May 09, 2013
Monday, May 13, 2013
Friday, May 10, 2013 Saturday, May 11, 2013 Sunday, May 12, 2013
Tuesday, May 14, 2013
Wednesday, May 15, 2013
Thursday, May 16, 2013
Monday, May 20, 2013
Friday, May 17, 2013                           Saturday, May 18, 2013                            Sunday, May 19, 2013
Tuesday, May 21, 2013
Wednesday, May 22, 2013
Thursday, May 23, 2013
Friday, May 24, 2013

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Row Number	Flow Date	Invoice Date	Payment Date	True Up Date	Payment Factor	TrueUp Factor
1	27-Mar-12	30-Mar-12	2-Apr-12	21-May-12	2.00	1.00
2	28-Mar-12	2-Apr-12	3-Apr-12	21-May-12	1.00	1.00
3	29-Mar-12	3-Apr-12	4-Apr-12	21-May-12	1.00	1.00
4	2-Apr-12	4-Apr-12	5-Apr-12	21-May-12	1.00	1.00
5	30-Mar-12	4-Apr-12	5-Apr-12	21-May-12	1.00	1.00
6	31-Mar-12	4-Apr-12	5-Apr-12	21-May-12	1.00	1.00
7	1-Apr-12	4-Apr-12	5-Apr-12	21-May-12	1.00	1.00
8	3-Apr-12	5-Apr-12	9-Apr-12	21-May-12	1.00	1.00
9	4-Apr-12	9-Apr-12	10-Apr-12	21-May-12	1.00	1.00
10	5-Apr-12	10-Apr-12	11-Apr-12	21-May-12	1.00	1.00
11	9-Apr-12	11-Apr-12	12-Apr-12	21-May-12	1.00	1.00
12	6-Apr-12	12-Apr-12	13-Apr-12	21-May-12	1.00	1.00
13	7-Apr-12	12-Apr-12	13-Apr-12	21-May-12	1.00	1.00
14	8-Apr-12	12-Apr-12	13-Apr-12	21-May-12	1.00	1.00
15	10-Apr-12	13-Apr-12	16-Apr-12	21-May-12	1.00	1.00
16	11-Apr-12	16-Apr-12	17-Apr-12	21-May-12	1.00	1.00
17	12-Apr-12	17-Apr-12	18-Apr-12	21-May-12	1.00	1.00
18	16-Apr-12	18-Apr-12	19-Apr-12	21-May-12	1.00	1.00
19	13-Apr-12	19-Apr-12	20-Apr-12	21-May-12	1.00	1.00
20	14-Apr-12	19-Apr-12	20-Apr-12	21-May-12	1.00	1.00
21	15-Apr-12	19-Apr-12	20-Apr-12	21-May-12	1.00	1.00
22	17-Apr-12	20-Apr-12	23-Apr-12	21-May-12	1.00	1.00
23	18-Apr-12	23-Apr-12	24-Apr-12	21-May-12	1.00	1.00
24	19-Apr-12	24-Apr-12	25-Apr-12	21-May-12	1.00	1.00
25	23-Apr-12	25-Apr-12	26-Apr-12	21-May-12	1.00	1.00
26	20-Apr-12	26-Apr-12	27-Apr-12	21-May-12	1.00	1.00
27	21-Apr-12	26-Apr-12	27-Apr-12	21-May-12	1.00	1.00
28	22-Apr-12	26-Apr-12	27-Apr-12	21-May-12	1.00	1.00

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

29	24-Apr-12	27-Apr-12	30-Apr-12	21-May-12	1.00	1.00
30	25-Apr-12	30-Apr-12	1-May-12	20-Jun-12	1.00	1.00
31	26-Apr-12	1-May-12	2-May-12	20-Jun-12	1.00	1.00
32	30-Apr-12	2-May-12	3-May-12	20-Jun-12	1.00	1.00
33	27-Apr-12	3-May-12	4-May-12	20-Jun-12	1.00	1.00
34	28-Apr-12	3-May-12	4-May-12	20-Jun-12	1.00	1.00
35	29-Apr-12	3-May-12	4-May-12	20-Jun-12	1.00	1.00
36	1-May-12	4-May-12	7-May-12	20-Jun-12	1.00	1.00
37	2-May-12	7-May-12	8-May-12	20-Jun-12	1.00	1.00
38	3-May-12	8-May-12	9-May-12	20-Jun-12	1.00	1.00
39	7-May-12	9-May-12	10-May-12	20-Jun-12	1.00	1.00
40	4-May-12	10-May-12	11-May-12	20-Jun-12	1.00	1.00
41	5-May-12	10-May-12	11-May-12	20-Jun-12	1.00	1.00
42	6-May-12	10-May-12	11-May-12	20-Jun-12	1.00	1.00
43	8-May-12	11-May-12	14-May-12	20-Jun-12	1.00	1.00
44	9-May-12	14-May-12	15-May-12	20-Jun-12	1.00	1.00
45	10-May-12	15-May-12	16-May-12	20-Jun-12	1.00	1.00
46	14-May-12	16-May-12	17-May-12	20-Jun-12	1.00	1.00
47	11-May-12	17-May-12	18-May-12	20-Jun-12	1.00	1.00
48	12-May-12	17-May-12	18-May-12	20-Jun-12	1.00	1.00
49	13-May-12	17-May-12	18-May-12	20-Jun-12	1.00	1.00
50	15-May-12	18-May-12	21-May-12	20-Jun-12	1.00	1.00

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Row Number	Flow Date	Invoice Date	Payment Date	True Up Date	Payment Factor	TrueUp Factor
51	16-May-12	21-May-12	22-May-12	20-Jun-12	1.00	1.00
52	17-May-12	22-May-12	23-May-12	20-Jun-12	1.00	1.00
53	21-May-12	23-May-12	24-May-12	20-Jun-12	1.00	1.00
54	18-May-12	24-May-12	25-May-12	20-Jun-12	1.33	1.00
55	19-May-12	24-May-12	25-May-12	20-Jun-12	1.33	1.00
56	20-May-12	24-May-12	25-May-12	20-Jun-12	1.33	1.00
57	22-May-12	25-May-12	29-May-12	20-Jun-12	1.00	1.00
58	23-May-12	29-May-12	30-May-12	20-Jun-12	1.00	1.00
59	24-May-12	30-May-12	31-May-12	20-Jun-12	1.00	1.00
60	25-May-12	31-May-12	1-Jun-12	20-Jul-12	0.75	1.00
61	26-May-12	31-May-12	1-Jun-12	20-Jul-12	0.75	1.00
62	27-May-12	31-May-12	1-Jun-12	20-Jul-12	0.75	1.00
63	28-May-12	31-May-12	1-Jun-12	20-Jul-12	0.75	1.00
64	29-May-12	1-Jun-12	4-Jun-12	20-Jul-12	1.00	1.00
65	30-May-12	4-Jun-12	5-Jun-12	20-Jul-12	1.00	1.00
66	31-May-12	5-Jun-12	6-Jun-12	20-Jul-12	1.00	1.00
67	4-Jun-12	6-Jun-12	7-Jun-12	20-Jul-12	1.00	1.00
68	1-Jun-12	7-Jun-12	8-Jun-12	20-Jul-12	1.00	1.00
69	2-Jun-12	7-Jun-12	8-Jun-12	20-Jul-12	1.00	1.00
70	3-Jun-12	7-Jun-12	8-Jun-12	20-Jul-12	1.00	1.00
71	5-Jun-12	8-Jun-12	11-Jun-12	20-Jul-12	1.00	1.00
72	6-Jun-12	11-Jun-12	12-Jun-12	20-Jul-12	1.00	1.00
73	7-Jun-12	12-Jun-12	13-Jun-12	20-Jul-12	1.00	1.00
74	11-Jun-12	13-Jun-12	14-Jun-12	20-Jul-12	1.00	1.00
75	8-Jun-12	14-Jun-12	15-Jun-12	20-Jul-12	1.00	1.00
76	9-Jun-12	14-Jun-12	15-Jun-12	20-Jul-12	1.00	1.00
77	10-Jun-12	14-Jun-12	15-Jun-12	20-Jul-12	1.00	1.00
78	12-Jun-12	15-Jun-12	18-Jun-12	20-Jul-12	1.00	1.00

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

79	13-Jun-12	18-Jun-12	19-Jun-12	20-Jul-12	1.00	1.00
80	14-Jun-12	19-Jun-12	20-Jun-12	20-Jul-12	1.00	1.00
81	18-Jun-12	20-Jun-12	21-Jun-12	20-Jul-12	1.00	1.00
82	15-Jun-12	21-Jun-12	22-Jun-12	20-Jul-12	1.00	1.00
83	16-Jun-12	21-Jun-12	22-Jun-12	20-Jul-12	1.00	1.00
84	17-Jun-12	21-Jun-12	22-Jun-12	20-Jul-12	1.00	1.00
85	19-Jun-12	22-Jun-12	25-Jun-12	20-Jul-12	1.00	1.00
86	20-Jun-12	25-Jun-12	26-Jun-12	20-Jul-12	1.00	1.00
87	21-Jun-12	26-Jun-12	27-Jun-12	20-Jul-12	1.00	1.00
88	25-Jun-12	27-Jun-12	28-Jun-12	20-Jul-12	1.00	1.00
89	22-Jun-12	28-Jun-12	29-Jun-12	20-Jul-12	1.00	0.67
90	23-Jun-12	28-Jun-12	29-Jun-12	20-Jul-12	1.00	0.67
91	24-Jun-12	28-Jun-12	29-Jun-12	20-Jul-12	1.00	0.67
92	22-Jun-12	28-Jun-12	29-Jun-12	20-Aug-12	1.00	0.33
93	23-Jun-12	28-Jun-12	29-Jun-12	20-Aug-12	1.00	0.33
94	24-Jun-12	28-Jun-12	29-Jun-12	20-Aug-12	1.00	0.33
95	26-Jun-12	29-Jun-12	2-Jul-12	20-Aug-12	1.00	1.00
96	27-Jun-12	2-Jul-12	3-Jul-12	20-Aug-12	2.00	1.00
97	28-Jun-12	3-Jul-12	5-Jul-12	20-Aug-12	1.00	1.00
98	29-Jun-12	5-Jul-12	6-Jul-12	20-Aug-12	1.00	1.00
99	30-Jun-12	5-Jul-12	6-Jul-12	20-Aug-12	1.00	1.00
100	1-Jul-12	5-Jul-12	6-Jul-12	20-Aug-12	1.00	1.00

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Row Number	Flow Date	Invoice Date	Payment Date	True Up Date	Payment Factor	TrueUp Factor
101	2-Jul-12	6-Jul-12	9-Jul-12	20-Aug-12	1.00	1.00
102	3-Jul-12	9-Jul-12	10-Jul-12	20-Aug-12	1.00	1.00
103	4-Jul-12	10-Jul-12	11-Jul-12	20-Aug-12	0.50	1.00
104	5-Jul-12	10-Jul-12	11-Jul-12	20-Aug-12	0.50	1.00
105	9-Jul-12	11-Jul-12	12-Jul-12	20-Aug-12	1.00	1.00
106	6-Jul-12	12-Jul-12	13-Jul-12	20-Aug-12	1.00	1.00
107	7-Jul-12	12-Jul-12	13-Jul-12	20-Aug-12	1.00	1.00
108	8-Jul-12	12-Jul-12	13-Jul-12	20-Aug-12	1.00	1.00
109	10-Jul-12	13-Jul-12	16-Jul-12	20-Aug-12	1.00	1.00
110	11-Jul-12	16-Jul-12	17-Jul-12	20-Aug-12	1.00	1.00
111	12-Jul-12	17-Jul-12	18-Jul-12	20-Aug-12	1.00	1.00
112	16-Jul-12	18-Jul-12	19-Jul-12	20-Aug-12	1.00	1.00
113	13-Jul-12	19-Jul-12	20-Jul-12	20-Aug-12	1.00	1.00
114	14-Jul-12	19-Jul-12	20-Jul-12	20-Aug-12	1.00	1.00
115	15-Jul-12	19-Jul-12	20-Jul-12	20-Aug-12	1.00	1.00
116	17-Jul-12	20-Jul-12	23-Jul-12	20-Aug-12	1.00	1.00
117	18-Jul-12	23-Jul-12	24-Jul-12	20-Aug-12	1.00	1.00
118	19-Jul-12	24-Jul-12	25-Jul-12	20-Aug-12	1.00	1.00
119	23-Jul-12	25-Jul-12	26-Jul-12	20-Aug-12	1.00	1.00
120	20-Jul-12	26-Jul-12	27-Jul-12	20-Aug-12	1.00	1.00

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

121	21-Jul-12	26-Jul-12	27-Jul-12	20-Aug-12	1.00	1.00
122	22-Jul-12	26-Jul-12	27-Jul-12	20-Aug-12	1.00	1.00
123	24-Jul-12	27-Jul-12	30-Jul-12	20-Aug-12	1.00	1.00
124	25-Jul-12	30-Jul-12	31-Jul-12	20-Aug-12	1.00	1.00
125	26-Jul-12	31-Jul-12	1-Aug-12	20-Sep-12	1.00	1.00
126	30-Jul-12	1-Aug-12	2-Aug-12	20-Sep-12	1.00	1.00
127	27-Jul-12	2-Aug-12	3-Aug-12	20-Sep-12	1.00	1.00
128	28-Jul-12	2-Aug-12	3-Aug-12	20-Sep-12	1.00	1.00
129	29-Jul-12	2-Aug-12	3-Aug-12	20-Sep-12	1.00	1.00
130	31-Jul-12	3-Aug-12	6-Aug-12	20-Sep-12	1.00	1.00
131	1-Aug-12	6-Aug-12	7-Aug-12	20-Sep-12	1.00	1.00
132	2-Aug-12	7-Aug-12	8-Aug-12	20-Sep-12	1.00	1.00
133	6-Aug-12	8-Aug-12	9-Aug-12	20-Sep-12	1.00	1.00
134	3-Aug-12	9-Aug-12	10-Aug-12	20-Sep-12	1.00	1.00
135	4-Aug-12	9-Aug-12	10-Aug-12	20-Sep-12	1.00	1.00
136	5-Aug-12	9-Aug-12	10-Aug-12	20-Sep-12	1.00	1.00
137	7-Aug-12	10-Aug-12	13-Aug-12	20-Sep-12	1.00	1.00
138	8-Aug-12	13-Aug-12	14-Aug-12	20-Sep-12	1.00	1.00
139	9-Aug-12	14-Aug-12	15-Aug-12	20-Sep-12	1.00	1.00
140	13-Aug-12	15-Aug-12	16-Aug-12	20-Sep-12	1.00	1.00
141	10-Aug-12	16-Aug-12	17-Aug-12	20-Sep-12	1.00	1.00

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

142	11-Aug-12	16-Aug-12	17-Aug-12	20-Sep-12	1.00	1.00
143	12-Aug-12	16-Aug-12	17-Aug-12	20-Sep-12	1.00	1.00
144	14-Aug-12	17-Aug-12	20-Aug-12	20-Sep-12	1.00	1.00
145	15-Aug-12	20-Aug-12	21-Aug-12	20-Sep-12	1.00	1.00
146	16-Aug-12	21-Aug-12	22-Aug-12	20-Sep-12	1.00	1.00
147	20-Aug-12	22-Aug-12	23-Aug-12	20-Sep-12	1.00	1.00
148	17-Aug-12	23-Aug-12	24-Aug-12	20-Sep-12	1.00	1.00
149	18-Aug-12	23-Aug-12	24-Aug-12	20-Sep-12	1.00	1.00
150	19-Aug-12	23-Aug-12	24-Aug-12	20-Sep-12	1.00	1.00

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Row Number	Flow Date	Invoice Date	Payment Date	True Up Date	Payment Factor	TrueUp Factor
151	21-Aug-12	24-Aug-12	27-Aug-12	20-Sep-12	1.00	1.00
152	22-Aug-12	27-Aug-12	28-Aug-12	20-Sep-12	1.00	1.00
153	23-Aug-12	28-Aug-12	29-Aug-12	20-Sep-12	1.00	1.00
154	27-Aug-12	29-Aug-12	30-Aug-12	20-Sep-12	1.00	1.00
155	24-Aug-12	30-Aug-12	31-Aug-12	20-Sep-12	1.33	0.25
156	25-Aug-12	30-Aug-12	31-Aug-12	20-Sep-12	1.33	0.25
157	26-Aug-12	30-Aug-12	31-Aug-12	20-Sep-12	1.33	0.25
158	24-Aug-12	30-Aug-12	31-Aug-12	19-Oct-12	1.33	0.75
159	25-Aug-12	30-Aug-12	31-Aug-12	19-Oct-12	1.33	0.75
160	26-Aug-12	30-Aug-12	31-Aug-12	19-Oct-12	1.33	0.75
161	28-Aug-12	31-Aug-12	4-Sep-12	19-Oct-12	1.00	1.00
162	29-Aug-12	4-Sep-12	5-Sep-12	19-Oct-12	1.00	1.00
163	30-Aug-12	5-Sep-12	6-Sep-12	19-Oct-12	1.00	1.00
164	31-Aug-12	6-Sep-12	7-Sep-12	19-Oct-12	0.75	1.00
165	1-Sep-12	6-Sep-12	7-Sep-12	19-Oct-12	0.75	1.00
166	2-Sep-12	6-Sep-12	7-Sep-12	19-Oct-12	0.75	1.00
167	3-Sep-12	6-Sep-12	7-Sep-12	19-Oct-12	0.75	1.00
168	4-Sep-12	7-Sep-12	10-Sep-12	19-Oct-12	1.00	1.00
169	5-Sep-12	10-Sep-12	11-Sep-12	19-Oct-12	1.00	1.00
170	6-Sep-12	11-Sep-12	12-Sep-12	19-Oct-12	1.00	1.00

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

171	10-Sep-12	12-Sep-12	13-Sep-12	19-Oct-12	1.00	1.00
172	7-Sep-12	13-Sep-12	14-Sep-12	19-Oct-12	1.00	1.00
173	8-Sep-12	13-Sep-12	14-Sep-12	19-Oct-12	1.00	1.00
174	9-Sep-12	13-Sep-12	14-Sep-12	19-Oct-12	1.00	1.00
175	11-Sep-12	14-Sep-12	17-Sep-12	19-Oct-12	1.00	1.00
176	12-Sep-12	17-Sep-12	18-Sep-12	19-Oct-12	1.00	1.00
177	13-Sep-12	18-Sep-12	19-Sep-12	19-Oct-12	1.00	1.00
178	17-Sep-12	19-Sep-12	20-Sep-12	19-Oct-12	1.00	1.00
179	14-Sep-12	20-Sep-12	21-Sep-12	19-Oct-12	1.00	1.00
180	15-Sep-12	20-Sep-12	21-Sep-12	19-Oct-12	1.00	1.00
181	16-Sep-12	20-Sep-12	21-Sep-12	19-Oct-12	1.00	1.00
182	18-Sep-12	21-Sep-12	24-Sep-12	19-Oct-12	1.00	1.00
183	19-Sep-12	24-Sep-12	25-Sep-12	19-Oct-12	1.00	1.00
184	20-Sep-12	25-Sep-12	26-Sep-12	19-Oct-12	1.00	1.00
185	24-Sep-12	26-Sep-12	27-Sep-12	19-Oct-12	1.00	1.00
186	21-Sep-12	27-Sep-12	28-Sep-12	19-Oct-12	1.00	1.00
187	22-Sep-12	27-Sep-12	28-Sep-12	19-Oct-12	1.00	1.00
188	23-Sep-12	27-Sep-12	28-Sep-12	19-Oct-12	1.00	1.00
189	25-Sep-12	28-Sep-12	1-Oct-12	20-Nov-12	1.00	1.00
190	26-Sep-12	1-Oct-12	2-Oct-12	20-Nov-12	1.00	1.00
191	27-Sep-12	2-Oct-12	3-Oct-12	20-Nov-12	1.00	1.00

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

192	1-Oct-12	3-Oct-12	4-Oct-12	20-Nov-12	1.00	1.00
193	28-Sep-12	4-Oct-12	5-Oct-12	20-Nov-12	1.33	1.00
194	29-Sep-12	4-Oct-12	5-Oct-12	20-Nov-12	1.33	1.00
195	30-Sep-12	4-Oct-12	5-Oct-12	20-Nov-12	1.33	1.00
196	2-Oct-12	5-Oct-12	9-Oct-12	20-Nov-12	1.00	1.00
197	3-Oct-12	9-Oct-12	10-Oct-12	20-Nov-12	1.00	1.00
198	4-Oct-12	10-Oct-12	11-Oct-12	20-Nov-12	1.00	1.00
199	5-Oct-12	11-Oct-12	12-Oct-12	20-Nov-12	1.00	1.00
200	6-Oct-12	11-Oct-12	12-Oct-12	20-Nov-12	1.00	1.00

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Row Number	Flow Date	Invoice Date	Payment Date	True Up Date	Payment Factor	TrueUp Factor
201	7-Oct-12	11-Oct-12	12-Oct-12	20-Nov-12	1.00	1.00
202	8-Oct-12	12-Oct-12	15-Oct-12	20-Nov-12	0.50	1.00
203	9-Oct-12	12-Oct-12	15-Oct-12	20-Nov-12	0.50	1.00
204	10-Oct-12	15-Oct-12	16-Oct-12	20-Nov-12	1.00	1.00
205	11-Oct-12	16-Oct-12	17-Oct-12	20-Nov-12	1.00	1.00
206	15-Oct-12	17-Oct-12	18-Oct-12	20-Nov-12	1.00	1.00
207	12-Oct-12	18-Oct-12	19-Oct-12	20-Nov-12	1.00	1.00
208	13-Oct-12	18-Oct-12	19-Oct-12	20-Nov-12	1.00	1.00
209	14-Oct-12	18-Oct-12	19-Oct-12	20-Nov-12	1.00	1.00
210	16-Oct-12	19-Oct-12	22-Oct-12	20-Nov-12	1.00	1.00
211	17-Oct-12	22-Oct-12	23-Oct-12	20-Nov-12	1.00	1.00
212	18-Oct-12	23-Oct-12	24-Oct-12	20-Nov-12	1.00	1.00
213	22-Oct-12	24-Oct-12	25-Oct-12	20-Nov-12	1.00	1.00
214	19-Oct-12	25-Oct-12	26-Oct-12	20-Nov-12	1.00	1.00
215	20-Oct-12	25-Oct-12	26-Oct-12	20-Nov-12	1.00	1.00
216	21-Oct-12	25-Oct-12	26-Oct-12	20-Nov-12	1.00	1.00
217	23-Oct-12	26-Oct-12	29-Oct-12	20-Nov-12	1.00	1.00
218	24-Oct-12	29-Oct-12	30-Oct-12	20-Nov-12	1.00	1.00
219	25-Oct-12	30-Oct-12	31-Oct-12	20-Nov-12	1.00	1.00
220	29-Oct-12	31-Oct-12	1-Nov-12	20-Dec-12	1.00	1.00

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

221	26-Oct-12	1-Nov-12	2-Nov-12	20-Dec-12	1.00	1.00
222	27-Oct-12	1-Nov-12	2-Nov-12	20-Dec-12	1.00	1.00
223	28-Oct-12	1-Nov-12	2-Nov-12	20-Dec-12	1.00	1.00
224	30-Oct-12	2-Nov-12	5-Nov-12	20-Dec-12	1.00	1.00
225	31-Oct-12	5-Nov-12	6-Nov-12	20-Dec-12	1.00	1.00
226	1-Nov-12	6-Nov-12	7-Nov-12	20-Dec-12	1.00	1.00
227	5-Nov-12	7-Nov-12	8-Nov-12	20-Dec-12	1.00	1.00
228	2-Nov-12	8-Nov-12	9-Nov-12	20-Dec-12	1.33	1.00
229	3-Nov-12	8-Nov-12	9-Nov-12	20-Dec-12	1.33	1.00
230	4-Nov-12	8-Nov-12	9-Nov-12	20-Dec-12	1.33	1.00
231	6-Nov-12	9-Nov-12	13-Nov-12	20-Dec-12	1.00	1.00
232	7-Nov-12	13-Nov-12	14-Nov-12	20-Dec-12	1.00	1.00
233	8-Nov-12	14-Nov-12	15-Nov-12	20-Dec-12	1.00	1.00
234	9-Nov-12	15-Nov-12	16-Nov-12	20-Dec-12	1.00	1.00
235	10-Nov-12	15-Nov-12	16-Nov-12	20-Dec-12	1.00	1.00
236	11-Nov-12	15-Nov-12	16-Nov-12	20-Dec-12	1.00	1.00
237	12-Nov-12	16-Nov-12	19-Nov-12	20-Dec-12	0.50	1.00
238	13-Nov-12	16-Nov-12	19-Nov-12	20-Dec-12	0.50	1.00
239	14-Nov-12	19-Nov-12	20-Nov-12	20-Dec-12	1.00	1.00
240	15-Nov-12	20-Nov-12	21-Nov-12	20-Dec-12	2.00	1.00
241	16-Nov-12	21-Nov-12	23-Nov-12	20-Dec-12	1.00	1.00

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

242	17-Nov-12	21-Nov-12	23-Nov-12	20-Dec-12	1.00	1.00
243	18-Nov-12	21-Nov-12	23-Nov-12	20-Dec-12	1.00	1.00
244	19-Nov-12	23-Nov-12	26-Nov-12	20-Dec-12	1.00	1.00
245	20-Nov-12	26-Nov-12	27-Nov-12	20-Dec-12	1.00	1.00
246	21-Nov-12	27-Nov-12	28-Nov-12	20-Dec-12	1.00	1.00
247	26-Nov-12	28-Nov-12	29-Nov-12	20-Dec-12	1.00	1.00
248	22-Nov-12	29-Nov-12	30-Nov-12	20-Dec-12	0.75	0.33
249	23-Nov-12	29-Nov-12	30-Nov-12	20-Dec-12	0.75	0.33
250	24-Nov-12	29-Nov-12	30-Nov-12	20-Dec-12	0.75	0.33

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Row Number	Flow Date	Invoice Date	Payment Date	True Up Date	Payment Factor	TrueUp Factor
251	25-Nov-12	29-Nov-12	30-Nov-12	20-Dec-12	0.75	0.33
252	22-Nov-12	29-Nov-12	30-Nov-12	21-Jan-13	0.75	0.67
253	23-Nov-12	29-Nov-12	30-Nov-12	21-Jan-13	0.75	0.67
254	24-Nov-12	29-Nov-12	30-Nov-12	21-Jan-13	0.75	0.67
255	25-Nov-12	29-Nov-12	30-Nov-12	21-Jan-13	0.75	0.67
256	27-Nov-12	30-Nov-12	3-Dec-12	21-Jan-13	1.00	1.00
257	28-Nov-12	3-Dec-12	4-Dec-12	21-Jan-13	1.00	1.00
258	29-Nov-12	4-Dec-12	5-Dec-12	21-Jan-13	1.00	1.00
259	3-Dec-12	5-Dec-12	6-Dec-12	21-Jan-13	1.00	1.00
260	30-Nov-12	6-Dec-12	7-Dec-12	21-Jan-13	1.00	1.00
261	1-Dec-12	6-Dec-12	7-Dec-12	21-Jan-13	1.00	1.00
262	2-Dec-12	6-Dec-12	7-Dec-12	21-Jan-13	1.00	1.00
263	4-Dec-12	7-Dec-12	10-Dec-12	21-Jan-13	1.00	1.00
264	5-Dec-12	10-Dec-12	11-Dec-12	21-Jan-13	1.00	1.00
265	6-Dec-12	11-Dec-12	12-Dec-12	21-Jan-13	1.00	1.00
266	10-Dec-12	12-Dec-12	13-Dec-12	21-Jan-13	1.00	1.00
267	7-Dec-12	13-Dec-12	14-Dec-12	21-Jan-13	1.00	1.00
268	8-Dec-12	13-Dec-12	14-Dec-12	21-Jan-13	1.00	1.00
269	9-Dec-12	13-Dec-12	14-Dec-12	21-Jan-13	1.00	1.00
270	11-Dec-12	14-Dec-12	17-Dec-12	21-Jan-13	1.00	1.00

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

271	12-Dec-12	17-Dec-12	18-Dec-12	21-Jan-13	1.00	1.00
272	13-Dec-12	18-Dec-12	19-Dec-12	21-Jan-13	1.00	1.00
273	17-Dec-12	19-Dec-12	20-Dec-12	21-Jan-13	1.00	1.00
274	14-Dec-12	20-Dec-12	21-Dec-12	21-Jan-13	1.00	1.00
275	15-Dec-12	20-Dec-12	21-Dec-12	21-Jan-13	1.00	1.00
276	16-Dec-12	20-Dec-12	21-Dec-12	21-Jan-13	1.00	1.00
277	18-Dec-12	21-Dec-12	24-Dec-12	21-Jan-13	2.00	1.00
278	19-Dec-12	24-Dec-12	26-Dec-12	21-Jan-13	1.00	1.00
279	20-Dec-12	26-Dec-12	27-Dec-12	21-Jan-13	1.00	1.00
280	21-Dec-12	27-Dec-12	28-Dec-12	21-Jan-13	1.00	1.00
281	22-Dec-12	27-Dec-12	28-Dec-12	21-Jan-13	1.00	1.00
282	23-Dec-12	27-Dec-12	28-Dec-12	21-Jan-13	1.00	1.00
283	24-Dec-12	28-Dec-12	31-Dec-12	21-Jan-13	2.00	0.50
284	24-Dec-12	28-Dec-12	31-Dec-12	20-Feb-13	2.00	0.50
285	25-Dec-12	31-Dec-12	2-Jan-13	20-Feb-13	0.33	1.00
286	26-Dec-12	31-Dec-12	2-Jan-13	20-Feb-13	0.33	1.00
287	27-Dec-12	31-Dec-12	2-Jan-13	20-Feb-13	0.33	1.00
288	31-Dec-12	2-Jan-13	3-Jan-13	20-Feb-13	1.00	1.00
289	28-Dec-12	3-Jan-13	4-Jan-13	20-Feb-13	1.00	1.00
290	29-Dec-12	3-Jan-13	4-Jan-13	20-Feb-13	1.00	1.00
291	30-Dec-12	3-Jan-13	4-Jan-13	20-Feb-13	1.00	1.00

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

292	1-Jan-13	4-Jan-13	7-Jan-13	20-Feb-13	1.00	1.00
293	2-Jan-13	7-Jan-13	8-Jan-13	20-Feb-13	1.00	1.00
294	3-Jan-13	8-Jan-13	9-Jan-13	20-Feb-13	1.00	1.00
295	7-Jan-13	9-Jan-13	10-Jan-13	20-Feb-13	1.00	1.00
296	4-Jan-13	10-Jan-13	11-Jan-13	20-Feb-13	1.00	1.00
297	5-Jan-13	10-Jan-13	11-Jan-13	20-Feb-13	1.00	1.00
298	6-Jan-13	10-Jan-13	11-Jan-13	20-Feb-13	1.00	1.00
299	8-Jan-13	11-Jan-13	14-Jan-13	20-Feb-13	1.00	1.00
300	9-Jan-13	14-Jan-13	15-Jan-13	20-Feb-13	1.00	1.00

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Row Number	Flow Date	Invoice Date	Payment Date	True Up Date	Payment Factor	TrueUp Factor
301	10-Jan-13	15-Jan-13	16-Jan-13	20-Feb-13	1.00	1.00
302	14-Jan-13	16-Jan-13	17-Jan-13	20-Feb-13	1.00	1.00
303	11-Jan-13	17-Jan-13	18-Jan-13	20-Feb-13	1.33	1.00
304	12-Jan-13	17-Jan-13	18-Jan-13	20-Feb-13	1.33	1.00
305	13-Jan-13	17-Jan-13	18-Jan-13	20-Feb-13	1.33	1.00
306	15-Jan-13	18-Jan-13	22-Jan-13	20-Feb-13	1.00	1.00
307	16-Jan-13	22-Jan-13	23-Jan-13	20-Feb-13	1.00	1.00
308	17-Jan-13	23-Jan-13	24-Jan-13	20-Feb-13	1.00	1.00
309	18-Jan-13	24-Jan-13	25-Jan-13	20-Feb-13	1.00	1.00
310	19-Jan-13	24-Jan-13	25-Jan-13	20-Feb-13	1.00	1.00
311	20-Jan-13	24-Jan-13	25-Jan-13	20-Feb-13	1.00	1.00
312	21-Jan-13	25-Jan-13	28-Jan-13	20-Feb-13	0.50	1.00
313	22-Jan-13	25-Jan-13	28-Jan-13	20-Feb-13	0.50	1.00
314	23-Jan-13	28-Jan-13	29-Jan-13	20-Feb-13	1.00	1.00
315	24-Jan-13	29-Jan-13	30-Jan-13	20-Feb-13	1.00	1.00
316	28-Jan-13	30-Jan-13	31-Jan-13	20-Feb-13	1.00	1.00
317	25-Jan-13	31-Jan-13	1-Feb-13	20-Mar-13	1.00	1.00
318	26-Jan-13	31-Jan-13	1-Feb-13	20-Mar-13	1.00	1.00
319	27-Jan-13	31-Jan-13	1-Feb-13	20-Mar-13	1.00	1.00
320	29-Jan-13	1-Feb-13	4-Feb-13	20-Mar-13	1.00	1.00

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

321	30-Jan-13	4-Feb-13	5-Feb-13	20-Mar-13	1.00	1.00
322	31-Jan-13	5-Feb-13	6-Feb-13	20-Mar-13	1.00	1.00
323	4-Feb-13	6-Feb-13	7-Feb-13	20-Mar-13	1.00	1.00
324	1-Feb-13	7-Feb-13	8-Feb-13	20-Mar-13	1.00	1.00
325	2-Feb-13	7-Feb-13	8-Feb-13	20-Mar-13	1.00	1.00
326	3-Feb-13	7-Feb-13	8-Feb-13	20-Mar-13	1.00	1.00
327	5-Feb-13	8-Feb-13	11-Feb-13	20-Mar-13	1.00	1.00
328	6-Feb-13	11-Feb-13	12-Feb-13	20-Mar-13	1.00	1.00
329	7-Feb-13	12-Feb-13	13-Feb-13	20-Mar-13	1.00	1.00
330	11-Feb-13	13-Feb-13	14-Feb-13	20-Mar-13	1.00	1.00
331	8-Feb-13	14-Feb-13	15-Feb-13	20-Mar-13	1.33	1.00
332	9-Feb-13	14-Feb-13	15-Feb-13	20-Mar-13	1.33	1.00
333	10-Feb-13	14-Feb-13	15-Feb-13	20-Mar-13	1.33	1.00
334	12-Feb-13	15-Feb-13	19-Feb-13	20-Mar-13	1.00	1.00
335	13-Feb-13	19-Feb-13	20-Feb-13	20-Mar-13	1.00	1.00
336	14-Feb-13	20-Feb-13	21-Feb-13	20-Mar-13	1.00	1.00
337	15-Feb-13	21-Feb-13	22-Feb-13	20-Mar-13	1.00	1.00
338	16-Feb-13	21-Feb-13	22-Feb-13	20-Mar-13	1.00	1.00
339	17-Feb-13	21-Feb-13	22-Feb-13	20-Mar-13	1.00	1.00
340	18-Feb-13	22-Feb-13	25-Feb-13	20-Mar-13	0.50	1.00
341	19-Feb-13	22-Feb-13	25-Feb-13	20-Mar-13	0.50	1.00

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

342	20-Feb-13	25-Feb-13	26-Feb-13	20-Mar-13	1.00	1.00
343	21-Feb-13	26-Feb-13	27-Feb-13	20-Mar-13	1.00	1.00
344	25-Feb-13	27-Feb-13	28-Feb-13	20-Mar-13	1.00	1.00
345	22-Feb-13	28-Feb-13	1-Mar-13	19-Apr-13	1.00	1.00
346	23-Feb-13	28-Feb-13	1-Mar-13	19-Apr-13	1.00	1.00
347	24-Feb-13	28-Feb-13	1-Mar-13	19-Apr-13	1.00	1.00
348	26-Feb-13	1-Mar-13	4-Mar-13	19-Apr-13	1.00	1.00
349	27-Feb-13	4-Mar-13	5-Mar-13	19-Apr-13	1.00	1.00
350	28-Feb-13	5-Mar-13	6-Mar-13	19-Apr-13	1.00	1.00

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Row Number	Flow Date	Invoice Date	Payment Date	True Up Date	Payment Factor	TrueUp Factor
351	4-Mar-13	6-Mar-13	7-Mar-13	19-Apr-13	1.00	1.00
352	1-Mar-13	7-Mar-13	8-Mar-13	19-Apr-13	1.00	1.00
353	2-Mar-13	7-Mar-13	8-Mar-13	19-Apr-13	1.00	1.00
354	3-Mar-13	7-Mar-13	8-Mar-13	19-Apr-13	1.00	1.00
355	5-Mar-13	8-Mar-13	11-Mar-13	19-Apr-13	1.00	1.00
356	6-Mar-13	11-Mar-13	12-Mar-13	19-Apr-13	1.00	1.00
357	7-Mar-13	12-Mar-13	13-Mar-13	19-Apr-13	1.00	1.00
358	11-Mar-13	13-Mar-13	14-Mar-13	19-Apr-13	1.00	1.00
359	8-Mar-13	14-Mar-13	15-Mar-13	19-Apr-13	1.00	1.00
360	9-Mar-13	14-Mar-13	15-Mar-13	19-Apr-13	1.00	1.00
361	10-Mar-13	14-Mar-13	15-Mar-13	19-Apr-13	1.00	1.00
362	12-Mar-13	15-Mar-13	18-Mar-13	19-Apr-13	1.00	1.00
363	13-Mar-13	18-Mar-13	19-Mar-13	19-Apr-13	1.00	1.00
364	14-Mar-13	19-Mar-13	20-Mar-13	19-Apr-13	1.00	1.00
365	18-Mar-13	20-Mar-13	21-Mar-13	19-Apr-13	1.00	1.00
366	15-Mar-13	21-Mar-13	22-Mar-13	19-Apr-13	1.00	1.00
367	16-Mar-13	21-Mar-13	22-Mar-13	19-Apr-13	1.00	1.00
368	17-Mar-13	21-Mar-13	22-Mar-13	19-Apr-13	1.00	1.00
369	19-Mar-13	22-Mar-13	25-Mar-13	19-Apr-13	1.00	1.00
370	20-Mar-13	25-Mar-13	26-Mar-13	19-Apr-13	1.00	1.00

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

371	21-Mar-13	26-Mar-13	27-Mar-13	19-Apr-13	1.00	1.00
372	22-Mar-13	27-Mar-13	28-Mar-13	19-Apr-13	1.00	1.00
373	23-Mar-13	27-Mar-13	28-Mar-13	19-Apr-13	1.00	1.00
374	24-Mar-13	27-Mar-13	28-Mar-13	19-Apr-13	1.00	1.00
375	25-Mar-13	27-Mar-13	28-Mar-13	19-Apr-13	1.00	1.00
376	26-Mar-13	28-Mar-13	1-Apr-13	20-May-13	1.00	1.00
377	27-Mar-13	1-Apr-13	2-Apr-13	20-May-13	1.00	1.00
378	28-Mar-13	2-Apr-13	3-Apr-13	20-May-13	1.00	1.00
379	1-Apr-13	3-Apr-13	4-Apr-13	20-May-13	1.00	1.00
380	29-Mar-13	4-Apr-13	5-Apr-13	20-May-13	1.00	1.00
381	30-Mar-13	4-Apr-13	5-Apr-13	20-May-13	1.00	1.00
382	31-Mar-13	4-Apr-13	5-Apr-13	20-May-13	1.00	1.00
383	2-Apr-13	5-Apr-13	8-Apr-13	20-May-13	1.00	1.00
384	3-Apr-13	8-Apr-13	9-Apr-13	20-May-13	1.00	1.00
385	4-Apr-13	9-Apr-13	10-Apr-13	20-May-13	1.00	1.00
386	8-Apr-13	10-Apr-13	11-Apr-13	20-May-13	1.00	1.00
387	5-Apr-13	11-Apr-13	12-Apr-13	20-May-13	1.00	1.00
388	6-Apr-13	11-Apr-13	12-Apr-13	20-May-13	1.00	1.00
389	7-Apr-13	11-Apr-13	12-Apr-13	20-May-13	1.00	1.00
390	9-Apr-13	12-Apr-13	15-Apr-13	20-May-13	1.00	1.00
391	10-Apr-13	15-Apr-13	16-Apr-13	20-May-13	1.00	1.00

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

392	11-Apr-13	16-Apr-13	17-Apr-13	20-May-13	1.00	1.00
393	15-Apr-13	17-Apr-13	18-Apr-13	20-May-13	1.00	1.00
394	12-Apr-13	18-Apr-13	19-Apr-13	20-May-13	1.00	1.00
395	13-Apr-13	18-Apr-13	19-Apr-13	20-May-13	1.00	1.00
396	14-Apr-13	18-Apr-13	19-Apr-13	20-May-13	1.00	1.00
397	16-Apr-13	19-Apr-13	22-Apr-13	20-May-13	1.00	1.00
398	17-Apr-13	22-Apr-13	23-Apr-13	20-May-13	1.00	1.00
399	18-Apr-13	23-Apr-13	24-Apr-13	20-May-13	1.00	1.00
400	22-Apr-13	24-Apr-13	25-Apr-13	20-May-13	1.00	1.00

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Row Number	Flow Date	Invoice Date	Payment Date	True Up Date	Payment Factor	TrueUp Factor
401	19-Apr-13	25-Apr-13	26-Apr-13	20-May-13	1.00	1.00
402	20-Apr-13	25-Apr-13	26-Apr-13	20-May-13	1.00	1.00
403	21-Apr-13	25-Apr-13	26-Apr-13	20-May-13	1.00	1.00
404	23-Apr-13	26-Apr-13	29-Apr-13	20-May-13	1.00	1.00
405	24-Apr-13	29-Apr-13	30-Apr-13	20-May-13	1.00	1.00
406	25-Apr-13	30-Apr-13	1-May-13	20-Jun-13	1.00	1.00
407	29-Apr-13	1-May-13	2-May-13	20-Jun-13	1.00	1.00
408	26-Apr-13	2-May-13	3-May-13	20-Jun-13	1.00	1.00
409	27-Apr-13	2-May-13	3-May-13	20-Jun-13	1.00	1.00
410	28-Apr-13	2-May-13	3-May-13	20-Jun-13	1.00	1.00
411	30-Apr-13	3-May-13	6-May-13	20-Jun-13	1.00	1.00
412	1-May-13	6-May-13	7-May-13	20-Jun-13	1.00	1.00
413	2-May-13	7-May-13	8-May-13	20-Jun-13	1.00	1.00
414	6-May-13	8-May-13	9-May-13	20-Jun-13	1.00	1.00
415	3-May-13	9-May-13	10-May-13	20-Jun-13	1.00	1.00
416	4-May-13	9-May-13	10-May-13	20-Jun-13	1.00	1.00
417	5-May-13	9-May-13	10-May-13	20-Jun-13	1.00	1.00
418	7-May-13	10-May-13	13-May-13	20-Jun-13	1.00	1.00
419	8-May-13	13-May-13	14-May-13	20-Jun-13	1.00	1.00
420	9-May-13	14-May-13	15-May-13	20-Jun-13	1.00	1.00

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

421	13-May-13	15-May-13	16-May-13	20-Jun-13	1.00	1.00
422	10-May-13	16-May-13	17-May-13	20-Jun-13	1.00	1.00
423	11-May-13	16-May-13	17-May-13	20-Jun-13	1.00	1.00
424	12-May-13	16-May-13	17-May-13	20-Jun-13	1.00	1.00
425	14-May-13	17-May-13	20-May-13	20-Jun-13	1.00	1.00
426	15-May-13	20-May-13	21-May-13	20-Jun-13	1.00	1.00
427	16-May-13	21-May-13	22-May-13	20-Jun-13	1.00	1.00
428	20-May-13	22-May-13	23-May-13	20-Jun-13	1.00	1.00
429	17-May-13	23-May-13	24-May-13	20-Jun-13	1.33	1.00
430	18-May-13	23-May-13	24-May-13	20-Jun-13	1.33	1.00
431	19-May-13	23-May-13	24-May-13	20-Jun-13	1.33	1.00
432	21-May-13	24-May-13	28-May-13	20-Jun-13	1.00	1.00
433	22-May-13	28-May-13	29-May-13	20-Jun-13	1.00	1.00
434	23-May-13	29-May-13	30-May-13	20-Jun-13	1.00	1.00
435	24-May-13	30-May-13	31-May-13	20-Jun-13	1.00	1.00

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

NYSE holiday Calendar = GS Holiday calendar

	2011	2012	2013
New Year's Day	-	Monday, January 2, 2012	Tuesday, January 1, 2013
Martin Luther King, Jr. Day	Monday, January 17, 2011	Monday, January 16, 2012	Monday, January 21, 2013
Washington's Birthday*	Monday, February 21, 2011	Monday, February 20, 2012	Monday, February 18, 2013
Good Friday	Friday, April 22, 2011	Friday, April 6, 2012	Friday, March 29, 2013
Memorial Day	Monday, May 30, 2011	Monday, May 28, 2012	Monday, May 27, 2013
Independence Day	Monday, July 4, 2011	Wednesday, July 4, 2012	Thursday, July 4, 2013
Labor Day	Monday, September 5, 2011	Monday, September 3, 2012	Monday, September 2, 2013
Thanksgiving Day	Thursday, November 24, 2011	Thursday, November 22, 2012	Thursday, November 28, 2013
Christmas†	Monday, December 26, 2011	Tuesday, December 25, 2012	Wednesday, December 25, 2013

NY Banking Holidays

Holiday 2011 Holiday 2012 Holiday 2013 Holiday 2014 Holiday

HOLIDAY	2011	2012	2013	2014
New Year's Day	Saturday, January 1, 2011	Monday, January 2, 2012	Tuesday, January 1, 2013	Wednesday, January 1, 2014
Birthday of Martin Luther King, Jr.	Monday, January 17, 2011	Monday, January 16, 2012	Monday, January 21, 2013	Monday, January 20, 2014
Washington's Birthday	Monday, February 21, 2011	Monday, February 20, 2012	Monday, February 18, 2013	Monday, February 17, 2014
Memorial Day	Monday, May 30, 2011	Monday, May 28, 2012	Monday, May 27, 2013	Monday, May 26, 2014
Independence Day	Monday, July 4, 2011	Wednesday, July 4, 2012	Thursday, July 4, 2013	Friday, July 4, 2014
Labor Day	Monday, September 5, 2011	Monday, September 3, 2012	Monday, September 2, 2013	Monday, September 1, 2014
Columbus Day	Monday, October 10, 2011	Monday, October 8, 2012	Monday, October 14, 2013	Monday, October 13, 2014
Veterans Day	Friday, November 11, 2011	Monday, November 12, 2012	Monday, November 11, 2013	Tuesday, November 11, 2014
Thanksgiving Day	Thursday, November 24, 2011	Thursday, November 22, 2012	Thursday, November 28, 2013	Thursday, November 27, 2014
Christmas Day	Monday, December 26, 2011	Tuesday, December 25, 2012	Wednesday, December 25, 2013	Thursday, December 25, 2014

New Year's Eve		Friday, December 30, 2011	Monday, December 31, 2012	Tuesday, December 31, 2013
New Year's Day		Monday, January 2, 2012	Tuesday, January 1, 2013	Wednesday, January 1, 2014
Martin Luther King, Jr. Day	Monday, January 17, 2011	Monday, January 16, 2012	Monday, January 21, 2013	Monday, January 20, 2014
Washington's Birthday*	Monday, February 21, 2011	Monday, February 20, 2012	Monday, February 18, 2013	Monday, February 17, 2014
Good Friday	Friday, April 22, 2011	Friday, April 6, 2012	Friday, March 29, 2013	Friday, April 18, 2014
Memorial Day	Monday, May 30, 2011	Monday, May 28, 2012	Monday, May 27, 2013	Monday, May 26, 2014
Independence Day	Monday, July 4, 2011	Wednesday, July 4, 2012	Thursday, July 4, 2013	Friday, July 4, 2014
Labor Day	Monday, September 5, 2011	Monday, September 3, 2012	Monday, September 2, 2013	Monday, September 1, 2014
Columbus Day	Monday, October 10, 2011	Monday, October 8, 2012	Monday, October 14, 2013	Monday, October 13, 2014
Veterans Day	Friday, November 11, 2011	Monday, November 12, 2012	Monday, November 11, 2013	Tuesday, November 11, 2014
Thanksgiving Day	Thursday, November 24, 2011	Thursday, November 22, 2012	Thursday, November 28, 2013	Thursday, November 27, 2014
Day following Thanksgiving	Friday, November 25, 2011	Friday, November 23, 2012	Friday, November 29, 2013	Friday, November 28, 2014
Christmas Eve	Friday, December 23, 2011	Monday, December 24, 2012	Tuesday, December 24, 2013	Wednesday, December 24, 2014
Christmas Day	Monday, December 26, 2011	Tuesday, December 25, 2012	Wednesday, December 25, 2013	Thursday, December 25, 2014

Alon Holiday's

New Year’s Eve 2011 (Observed) Friday, December 31
President's Day Monday, February 21
Good Friday Friday, April 22
Memorial Day Monday, May 30 All pipelines plus Orla terminal are automated Independence Day Monday, July 4 Abilene, Wichita Falls, Duncan which are manned Labor Day Monday, September 5
Thanksgiving Thursday, November 24 **should we just use date from old tabs??
Day following Thanksgiving Friday, November 25
Christmas Eve (Observed) Friday, December 23 September
Christmas Day (Observed) Monday, December 26 April
New Year’s Eve 2012 (Observed) Monday, January 2 June November February

*On banking days they can make/receive wires

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

		Schedule H Form of Inventory Reports PPC Tank Inventory Report

REFINERY -- TANK INVENTORIES				OPERATING DATE --	2/15
				MAX. MAX.	AMOUNT
TODAYS	PREV.	DELTA TOTAL HEEL HEEL	AVAIL.	SAFEFILL SAFEFILL CAP. CAP.	UNDER SAFE FILL
TANK NO. PRODUCT GAUGE	BBLS	BBLS BARRELS FEET BARRELS	BARRELS	FEET BARRELS	BARRELS
125 TK UL P/L ONLY 6.67	4,821	(1,763) 3,058 5.50 2,739	319	34.0 18,754	15,696
122 TK UL P/L ONLY 24.17	17,327	(5,208) 12,119 5.50 2,723	9,397	34.0 18,451	6,332
185 TK UL-DOCKS&P/L 5.50	20,549	(17,323) 3,226 5.50 3,223	3	40.0 28,035	24,809
184 TK UL-DOCKS&P/L 26.17	9,622	6,490 16,112 5.50 3,405	12,708	40.0 28,033	11,921
3131 TK UL-DOCKS&P/L 21.50	7,605	21,919 29,524 5.50 7,139	22,385	40.0 51,920	22,396
123 TK PUL-P/L 6.83	4,083	0 4,083 6.50 3,874	209	40.0 27,545	23,462
128 TK PUL-DOCKS&P/L 11.83	5,789	(693) 5,096 4.50 2,075	3,022	35.0 17,759	12,663
TOTAL FINISHED GASOLINE		3,422 73,218 25,177	48,042	190,496	117,278
3132 TK DIESEL 15.92	5,745	16,300 22,045 2.00 2,794	19,251	38.3 53,441	31,396
126 TK DIESEL 6.42	25,431	(14,585) 10,846 2.00 3,385	7,461	46.0 80,960	70,114
322 TK DIESEL RUNDOWN 0.00	0	0 0 0.50 126	(126)	38.0 9,594	9,594
327 TK DIESEL RUNDOWN 2.50	706	0 706 0.50 142	564	33.0 9,346	8,640
TOTAL FINISHED DIESEL		1,715 33,597 6,447	27,150	153,341	119,744
72 TANK OLEFINS 9.67	1,020	(398) 622 6.00 516	106	27.2 2,506	1,884
73 TANK ISOBUTANE 31.42	6,999	471 7,470 6.00 1,289	6,181	38.0 8,000	530
321 TK TOLUENE 14.83	4113	(504) 3,609 5.00 1,247	2,362	33.5 8,358	4,749
183 TK CAT GASOLINE 8.50	16,657	(2,961) 13,696 6.60 11,116	2,580	41.5 72,956	59,260
351 TK REFORMATE 22.00	27,893	(3,397) 24,496 7.00 7,865	16,631	44.0 49,438	24,942
353 TK RAFFINATE 15.25	8,877	418 9,295 8.60 5,293	4,002	42.5 28,598	19,303
2002 TK ALKYLATE 13.92	9,234	(57) 9,177 7.00 4,746	4,431	44.0 29,831	20,654
124 TK FAS-104 14.67	3,984	(442) 3,542 4.50 973.76	2,568	37.3 9,248	5,706
75 TK PENTANE 10.08	1,966	(792) 1,174 5.00 1,200	(26)	43.0 8,500	7,326
TOTAL GASOLINE INTER.		(7,231) 61,380 31,194	30,186	198,571	137,191
130 TK CARBON BLACK OIL 0.00	0	0 0 4.00 1,127	(1,127)	32.0 9,017	9,017
TOTAL CARBON BLACK OIL		0 0 1,127	(1,127)	9,017	9,017
216 TK LIGHT CYCLE OIL 12.08	1,053	0 1,053 0 29	1,024	0 1,556	503
TOTAL LIGHT CYCLE OIL		0 1,053 29	1,024	0 1,556	503
109 TK KEROSENE 8.42	1,108	1,273 2,381 1.50 424	1,957	33.0 9,592	7,211
155 TK KEROSENE 25.25	14,044	1,779 15,823 2.00 1,254	14,569	45.0 28,215	12,392

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

SCHEDULE I

Ending Inventory Targets (Volume in excess of Baseline Volume) (in barrels)

		May 31, 2012	June 30, 2012	July 31, 2012	August 31, 2012
Crude	Total	0	0	0	0
Gasoline	Total	0	0	0	0
Jet Fuel	Total	0	0	0	0
Diesel	Total	0	0	0	0
Catfeed	Total	0	0	0	0
Slop/Transmix	Total	0	0	0	0
Asphalt	Total	0	0	0	0
Propane/LPG	Total	0	0	0	0
Total		0	0	0	0

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

SCHEDULE J
Scheduling and Communications Protocol

A. CRUDE OIL and OTHER FEEDSTOCKS

J. Aron & Company (“Aron”) shall

•	Unless otherwise agreed between the Parties, Aron shall perform all of their scheduling responsibilities in accordance with current tariffs, mutually agreed terms and conditions and follow standard industry practice.

•
Designate crude oil scheduler(s) who will be responsible for performing and communicating to Company all of Aron’s nomination and scheduling obligations as required by the Supply and Offtake Agreement.

•	Upon receipt from Company, nominate the Company’s crude oil Procurement Contracts with Third Party Suppliers, pipelines and facilities.

•	Upon receipt, promptly communicate any nomination, grade and/or quantity changes to/from Company, Third Party Suppliers and/or pipeline/facility operators prior to and within the Delivery Month.

Company shall:

•	Unless otherwise agreed upon by the Parties, Company shall perform all of their scheduling responsibilities in accordance with current tariffs, mutually agreed terms and conditions and follow standard industry practice.

•
Designate Crude oil scheduler(s) who, acting as Arons agent, will be responsible for performing and communicating to Aron all of Company’s nomination and scheduling obligations as required by the Supply and Offtake Agreement. Communications to Aron shall be sent to Aron

• Provide Aron with scheduling instructions for each crude oil Procurement Contract with
Third Party Suppliers, pipelines and facilities

•	Promptly communicate to Aron any nomination grade and/or quantity changes relating to any Third Party Suppliers, pipelines and facilities prior to and within the Delivery Month.

B. PRODUCTS

Aron shall

•	Unless otherwise agreed between the Parties, Aron shall perform all of their scheduling responsibilities in accordance with current tariffs, mutually agreed terms and conditions and follow standard industry practice.

•	Designate a Products scheduler(s) who will be responsible for performing and communicating to Company all Aron obligations as required by the Supply and Offtake Agreement.
• Upon receipt from Company, nominate the Company’s Products nominations with
Pipelines and Facilities

•	Upon receipt, promptly communicate any nomination, grade and/or quantity changes to Company, Third Party Suppliers and/or pipeline and/or facility operators prior to and within the Delivery Month.

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

•	Promptly communicate to Company any nomination, quantity or date changes to prior nominations, prior to and within the flow month.

Company shall:

•	Unless otherwise agreed upon by the Parties, Company shall perform all of their scheduling responsibilities in accordance with current tariffs, mutually agreed terms and conditions and follow standard industry practice.

•
Designate a Products scheduler(s) who, acting as Arons agent, will be responsible for performing and communicating to Aron all Company obligations as required by the Supply and Offtake Agreement. Communications to Aron shall be sent to Aron.

• Provide Aron with all monthly Products Nominations in accordance with the Supply and
Offtake Agreement.

•	Promptly communicate to Aron any nomination, quantity or date changes to prior nominations.

C: Agency Appointment:

•
From time to time, with respect to Crude Oil and Products held and/or shipped by Aron in pipelines and/or facilities, Aron may appoint Paramount Petroleum Corporation, (“PPC”), to act as Aron’s Agent for purposes of scheduling all intra-month movements of Crude Oil and Products by pipeline and/or facility provided that (a) Aron reserves the right to notify the pipeline and/or facility at any time that Aron has terminated such appointment and (b) following receipt of such notice, the pipeline and/or facility shall cease to follow instructions from PPC with respect to all Crude Oil and Products of Aron that is then or thereafter held and/or shipped in the pipeline and/or facility

•
To further clarify, when Crude Oil is procured from a vessel to be delivered at a facility, Aron shall perform all of their scheduling responsibilities related to the receiving pipelines and/or facilities in accordance with current tariffs, mutually agreed terms and conditions and follow standard industry practice.

When appointed as agent Company shall:

•	Within the Delivery Month, liaise directly with , pipeline and/or Facility operators to make adjustments to the delivery schedule for Crude Oil and Product volumes..

•	Promptly communicate to Aron any nomination, quantity or date changes to prior nominations
• Nominate the Company’s monthly Products nominations with pipelines and facilities

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Schedule K

Monthly Excluded Transaction Fee Determination

Gasoline

Meets Kinder Morgan CARBOB-Regular (Pipeline Product Code group A) specification for the month of delivery

For all CARBOB-Regular sold in an Excluded Transaction, the per barrel Adjustment for such gasoline shall equal to the sum of:
[(a)-(b)+(c)] Where:
a) (***)
b) (***)
c) Reimbursement of any fees charged by Kinder Morgan associated with the sale /delivery of Gasoline

For any grade of Gasoline other than CARBOB sold in the Excluded transaction, the per barrel
Adjustment for such gasoline shall equal to the sum of:
[(a)-(b)+(c)+(d)] Where:
a) Is as described above for CARBOB-Regular b) (***)
c) Any fees charged by Kinder Morgan associated with the sale/delivery of Gasoline
d) The agreed upon trade differential between the other grade of Gasoline and CARBOB- Regular

Any quoted prices and FIFO prices will be converted to a $/Barrel basis
“Barrel” means forty-two (42) net U.S. gallons, measured at 60° F.

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

US 2299715v.1

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Diesel:

Meets Kinder Morgan CARB Diesel (Pipeline product code 80) specification for the month of delivery

For all CARB Diesel sold in an Excluded Transaction, the per barrel Adjustment for such diesel shall equal to the product of:
[(a)-(b)+(c)] Where:
a) (***)
b) (***)
c) Any fees charged by Kinder Morgan associated with the sale/delivery of Diesel

Any quoted prices and FIFO prices will be converted to a $/Barrel basis
“Barrel” means forty-two (42) net U.S. gallons, measured at 60° F.

For any grade of Diesel other than CARB Diesel sold in the Excluded transaction, the per barrel
Adjustment for such Diesel shall equal to the sum of: [(a)-(b)+(c)+(d)]
Where:
a) Is as described above for CARB Diesel b) (***)
c) Reimbursement of any fees charged by Kinder Morgan associated with the sale of
Diesel
d) The agreed upon trade differential between the other grade of Diesel and CARB Diesel

Any quoted prices and FIFO prices will be converted to a $/Barrel basis
“Barrel” means forty-two (42) net U.S. gallons, measured at 60° F.

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Jet:

Meets Kinder Morgan Jet Fuel (Jet A-Pipeline product code 15) specification for the month of delivery

For all Jet sold in an Excluded Transaction, the per barrel Adjustment for such Jet shall equal to the product of:
[(a)-(b)+(c)] Where:
a) (***)
b) (***)
c) Reimbursement of any fees charged by Kinder Morgan associated with the sale/delivery of Jet

Any quoted prices and FIFO prices will be converted to a $/Barrel basis
“Barrel” means forty-two (42) net U.S. gallons, measured at 60° F.

For any grade of Jet Fuel other than Jet A sold in the Excluded transaction, the per barrel
Adjustment for such Diesel shall equal to the sum of:
[(a)-(b)+(c)+(d)] Where:
a) Is as described above for Jet b) (***)
c) Any fees charged by Kinder Morgan associated with the sale of Jet
d) The agreed upon trade differential between the other grade of Jet and Jet A.

Any quoted prices and FIFO prices will be converted to a $/Barrel basis
“Barrel” means forty-two (42) net U.S. gallons, measured at 60° F.

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

SCHEDULE L

Monthly Working Capital Adjustment

To determine the Monthly Working Capital Adjustment for any month, Aron shall apply the following procedures:

1. Aron shall calculate the Net Working Capital Balance for such month. “Net Working Capital Balance” means, for any month, the sum of the Long Crude FIFO Value, the Short Crude FIFO Value, all Long Product FIFO Values and all Short Product FIFO Values, each as of the end of such month, which sum may be positive or negative.

2. If the Net Working Capital Balance is positive, then Aron shall compute the amount of interest that would have accrued on such amount during the relevant month, at a rate equal to LIBOR plus the greater of (i) (***) and (ii) (***). In such case, the product of such positive amount and negative one shall be the “Monthly Working Capital Adjustment” for such month, which shall represent an amount due to Aron in the Monthly True-up Amount.

3. If the Net Working Capital Balance is negative, then Aron shall compute the amount of interest that would have accrued on such amount during the relevant month, at a rate equal to LIBOR, computed on the basis of actual days elapsed over a 365 day year, which shall result in a negative amount. In such case, the absolute value of such amount shall be the “Monthly Working Capital Adjustment” for such month, which shall represent an amount due to the Company in the
Monthly True-up Amount.

As used above, LIBOR means, for any month, the rate for one-month deposits in U.S. Dollars, as quoted on Reuters page LIBOR01 (or such other page as may replace that page on that service) as of
11:00 a.m., London, England time, on the second Business Day prior to such month; provided that if any such day is not a London banking day, LIBOR for such day shall be LIBOR for the immediately preceding London banking day. If such quote is not available, then LIBOR shall be determined as the average of the rate at which overnight deposits in U.S. Dollars are offered by leading banks in the London inter-bank market.

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

SCHEDULE M

Notices

If to the Company, to:

Paramount Petroleum Corporation
14700 Downey Avenue
Paramount, California 90723

General Notices:

Senior Vice President of Supply: (***)

Legal: (***)

Chief Financial Officer: (***)

Supply and Trading:

VP Supply and Trading: (***)

Products Scheduling and Trading: (***)

Supply and Marketing: (***)

Crude Scheduling and Trading: (***)

Payable and Billing:

Accounting Manager: (***)

Back up Accounting: (***)

Crude Accounting: (***)

Treasury: (***)

Products Accounting: (***)

Invoicing/Statements: (***)

Back up Product Accounting: (***)

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Production & Yield Accounting:

Refinery Controller & Yield Accounting: Yield Accounting:

US 2299749v.1

Schedule M-1

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

(***) (***)

General Manager of Operations, Economics, Planning and Logistics (***)

If to Aron, to:

Trading and Sales:

(***) (***)

(***)

Scheduling

(***) (***)

Confirmations:

Primary:

(***)

Alternate:

(***)

Payments:

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Primary:

(***)

Alternate:

(***)

Invoicing/Statements:

Primary:

(***) (***)

Alternate:

(***) (***)

General Notices:

(***)

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Schedule N

FIFO Balance Final Settlements

The “FIFO Balance Final Settlement” shall be determined as follows:

1. As of the Termination Date, the Short Crude FIFO Position, Long Crude FIFO Position, Short Product FIFO Positions (for all Products) and Long Product FIFO Positions (for all Products) shall be calculated as if such Termination Date were the end of a month.

2. If such Short Crude FIFO Position does not equal zero, then the “Final Short Crude Value”
shall equal:

(Step-Out Price x Short Crude FIFO Position) - (Short Crude FIFO Value)

3. If such Long Crude FIFO Position does not equal zero, then the “Final Long Crude
Value” shall equal:

(Step-Out Price x Long Crude FIFO Position) – (Long Crude FIFO Value)

4. For each Short Product FIFO Position that does not equal zero, the “Final Short Product
Value” shall equal:

(Step-Out Price x Short Product FIFO Position) - (Short Product FIFO Value)

5. For each Long Product FIFO Position that does not equal zero, the “Final Long Product
Value” shall equal:

(Step-Out Price x Long Product FIFO Position) – (Long Product FIFO Value)

6. The “FIFO Balance Final Settlement” shall equal the sum of all amounts determined under items 2 through 5 above; provided that if such sum is a positive number it shall be due to the Company and it such amount is a negative number, the absolute value thereof shall be due to Aron.

7. For purposes of including the FIFO Balance Final Settlement in the Termination Amount, if such amount is due to Aron, it will be included therein as a positive number and if such amount is due to the Company, it will be included therein as a negative numbers.

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

NY2-684199

Schedule N-1

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Schedule O
Overall Gasoline Inventory x‐6 6/8 I6

					(mb)		(mbd)	(mb)	(mb)		(mb)	(mb)	(mb)	(mb)	(mb)							(mb)
	L-63	SJLB	KM tk 178013	KM tk 178014	Chev Pipe Rec	Crude Unit	Run Rate	Inventory	W Hynes 607 ^Receipts	W Hynes 608 ^Receipts	W Hynes Cdn Bld ^Receipts	E Hynes 735 Receipts	E Hynes 734 Receipts	E Hynes 713 Receipts	E Hynes 712 Receipts	KM tk 178013	KM tk 178014	Run Rate				Inventory
																		x	Cold Lake	Polvo	Oriente

October 1, 2011	—	—	—	—	10.7	CU1	15	68	—	—	—	—	—	—	—	—	—	—	—	—	—	24
October 2, 2011	—	—	—	—	10.7	CU1	15	65	—	—	—	—	—	—	—	—	—	—	—	—	—	25
October 3, 2011	—	—	—	—	10.7	CU1	15	58	—	—	—	—	—	—	—	—	—	—	—	—	—	25
October 4, 2011	—	—	—	—	10.7	CU1	15	53	30	—	—	—	—	—	—	—	—	—	—	—	—	55
#####################	—	—	—	—	10.7		15	50	—	—	—	—	—	—	—	—	—	—	—	—	—	52
October 6, 2011	—	—	—	—	10.7		15	46	—	—	—	—	—	—	—	—	—	—	—	—	—	52
October 7, 2011	15	—	—	—	10.7		15	56	—	—	—	—	—	—	—	—	—	—	—	—	—	52
October 8, 2011	—	—	—	—	10.7	CU1	15	52	—	—	—	—	—	—	—	—	—	—	—	—	18	34
October 9, 2011	—	—	—	—	10.7	CU1	15	43	40	—	—	—	—	—	—	—	—	—	—	—	18	62
October 10, 2011	—	—	—	—	10.7	CU1	18	37	—	—	—	—	—	—	—	—	—	—	—	—	19	47
October 11, 2011	—	—	—	—	10.7	CU1	8	40	—	—	—	—	—	—	—	—	—	—	—	—	11	36
#####################	—	—	—	—	10.7	CU1	13	37	—	—	—	—	—	—	—	—	—	—	—	—	7	25
October 13, 2011	—	—	—	—	10.7	CU1	9	39	35	—	—	—	—	—	—	—	—	—	—	—	11	49
October 14, 2011	—	—	—	—	10.7	CU1	—	50	15	—	—	—	—	—	—	—	—	—	—	—	20	44
October 15, 2011	—	—	—	—	10.7	CU1	—	63	—	—	—	—	—	—	—	—	—	—	—	—	20	23
October 16, 2011	—	—	—	—	10.7	CU1	—	73	—	—	35	35	—	—	—	—	—	—	—	—	20	33
October 17, 2011	—	—	—	—	10.7	CU1	11	74	—	—	—	—	—	—	—	—	—	—	—	—	8	25
October 18, 2011	—	—	—	—	10.7	CU1	18	67	—	—	—	—	—	—	—	—	—	—	—	—	—	25

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

#####################	—	—	—	—	10.7	CU1	18	60	—	—	—	—	—	—	—	—	—	—	—	—	—	25
October 20, 2011	—	—	—	—	10.7	CU1	18	52	—	—	—	—	—	—	—	—	—	—	—	—	—	25
October 21, 2011	—	—	—	—	10.7	CU1	18	45	—	—	—	—	—	—	—	—	—	—	—	—	—	25
October 22, 2011	—	—	—	—	10.7	CU1	18	38	—	—	—	—	—	—	—	—	—	—	—	—	—	25
October 23, 2011	—	—	—	—	10.7	CU1	18	31	—	—	—	—	—	36	—	—	—	—	—	—	—	61
2/27/11			33,500					10,300			6,000		3,000		5,225				0		28,000
2/28/11			33,500					10,300			6,000		3,000		17,271				0		0
			791,500
			28,268

	INVENTORY AS OF 2400 HOURS																	TOTAL
			PARAMOUNT															PPC/LB	PPC w/ Tesoro	Total	Total w/o Tesoro
	Outside Storage												Paramount			Long Beach
	Oriente	Tesoro	Basra			Cold Lake	Oriente	Cold Lake				Oriente	Cold Lake	Mixed	Basra	Tk30006/7	Tk30003/4
	Plains-LB	Plains-607	Plains-608	KM 178103	KM 178104	EH 735	EH 734	EH 713	EH 712	Line Fill etc	Total	Tk80002	Tk 80003	Tk125001	Tk125002

Friday, September 30, 2011	0	245	26	11	22	17	13	60	6	51	451	25	43	75	95	26	51	315	451	766	521
Saturday, October 01, 2011	0	245	25	10	11	17	13	60	6	51	437	24	29	68	92	26	51	290	192	482	237
Sunday, October 02, 2011	0	245	25	10	11	17	13	47	6	51	425	25	31	65	77	26	51	275	180	454	209
Monday, October 03, 2011	0	245	25	10	11	17	13	10	6	51	387	25	55	58	69	26	51	283	142	425	180
Tuesday, October 04, 2011	0	215	25	10	11	17	13	10	6	51	357	55	46	53	60	26	51	291	142	433	218
Wednesday, October 05, 2011	0	215	25	10	11	17	13	10	6	51	357	52	37	50	54	26	51	269	142	411	196
Thursday, October 06, 2011	0	215	25	10	11	17	13	10	6	51	357	52	28	46	45	26	51	247	142	389	174
Friday, October 07, 2011	264	215	25	10	11	17	13	10	6	51	621	52	19	56	36	26	51	239	406	645	430
Saturday, October 08, 2011	264	215	25	10	11	17	13	10	6	51	621	34	19	52	36	26	51	217	406	623	408

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Paramount
		Crude Unit #1						Crude Unit #2			Asphalt Production-Tons
	Crude Rate	Tank	Grade	Asphalt	Crude Rate	Tank	%	Grade 1	Asphalt	Flux Prod	58-28	PG 64	EBS	708	PG 70

Thursday, November 03, 2011	15.0	Tk 80002	Oriente	O-Flux	20.0	Tk 80003	100%	Cold Lake	PG 76	1.50		0.83
Friday, November 04, 2011	15.0	Tk 80002	Oriente	O-Flux	20.0	Tk 80003	100%	Cold Lake	PG 64-22	1.50		0.83
Saturday, November 05, 2011	15.0	Tk 80002	Oriente	O-Flux	20.0	Tk 80003	100%	Cold Lake	PG 64-22	1.50		0.83
Sunday, November 06, 2011	18.0	Tk125001	L A Basin	PG 70/EBS	20.0	Tk 80003	100%	Cold Lake	PG 64-22	1.50		1.00
Monday, November 07, 2011	18.0	Tk125001	L A Basin	PG 70/EBS	20.0	Tk 80002	100%	Oriente	O-Flux	1.50		1.00
Tuesday, November 08, 2011	18.0	Tk125001	L A Basin	PG 70/EBS	20.0	Tk 80002	100%	Oriente	O-Flux	1.50		1.00
Wednesday, November 09, 2011	18.0	Tk125001	L A Basin	PG 70/EBS	20.0	Tk 80002	100%	Oriente	O-Flux	1.50		1.00
Thursday, November 10, 2011	18.0	Tk125001	L A Basin	PG 70/EBS	20.0	Tk 125002	100%	Basra	PG 58/707	1.50		1.00
Friday, November 11, 2011	18.0	Tk125001	L A Basin	PG 70/EBS	20.0	Tk 125002	100%	Basra	PG 58/707	1.50		1.00
Saturday, November 12, 2011	18.0	Tk125001	L A Basin	PG 70/EBS	20.0	Tk 125002	100%	Basra	PG 58/707	1.50		1.00
Sunday, November 13, 2011	18.0	Tk125001	L A Basin	PG 70/EBS	20.0	Tk 125002	100%	Basra	PG 58/707	1.50		1.00

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Pricing Group	Inventory Report Item	Description
Asphalt
	V.T.B. - 8	V.T.B. - 8
	0 - PEN	0 - PEN
	O PEN	0 Pen
	10 Pen	10 Pen
	150/200 Pen	150/200 Pen
	1500SSF	1500 SSF
	16 P	16 Pen
	200/300 PEN	200/300 Pen
	206 FLUX	206 Flux
	207 FLUX	207 Flux
	208 FLUX	208 Flux
	220 FLUX	220 FLUX
	240 SAT	240 SATURANT
	KRAFT SAT	244 SATURANT
	245	245 SATURANT
	245 SATURANT	245 SATURANT
	247 KRAFT SATURANT	247 KRAFT SATURANT
	248 SATURANT	248 SATURANT
	2A COATING FLUX	2A COATING FLUX
	2EHN	2EHN
	30 MESH CRB RBBR	30 Mesh Crumb Rubber
	300/400 PEN	300/400 Pen
	701SAT	701 SATURANT
	701 SAT	701 SATURANT
	702 SAT	702 Saturant
	707 SAT	707 Saturant
	708	708 SATURANT
	ST	708 SATURANT
	708 SAT	708 SATURANT
	709 SAT	709 SATURANT
	12110	710 SATURANT
	740 Shingle Adhesive	740 Shingle Adhesive
	740 SHINGLE	740 SHINGLE SEALANT
	748	748 COATING
	748/752	748 COATING
	748 COATING	748 COATING
	750 COATING	750 COATING
	751 UNCATALIZED COA	751 UNCATALIZED COATING
	748/752	752 COATING
	12752	752 COATING
	752 UNCATALYZED COATING	752 UNCATALYZED COATING
	755 COATING	755 COATING
	767 MOD	767 MODIFIED COATING
	80/100PEN	80/100 Pen
	A-5	A-5
	AC 10 ARIZONA	AC 10 ARIZONA
	AC 15	AC 15
	AC-20	AC 20 NEVADA
	AC 30 BARDON	AC 30 Bardon
	AC 30 NEVADA	AC 30 Nevada
	AC 30 NEVADA W% ANT	AC 30 Nevada W % Antistrip
	AC-5	AC 5
	AC 5 ASPHALT CEMENT	AC 5 ASPHALT CEMENT
	AC-10/SBS	AC-10 W/SBS
	AC-10(ARIZONA) ASPHALT CEMENT	AC-10(ARIZONA) ASPHALT CEMENT
	AC-15 ASPHALT CEMENT	AC-15 ASPHALT CEMENT
	AC-15-5TR	AC-15-5TR
	AC-15P	AC-15P
	AC20	AC-20
	AC-20 W-Antistrip	AC-20 W-Antistrip

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

AC-20 ASPHALT CEMENT	AC-20 ASPHALT CEMENT
AC20G	AC-20 G
AC-20 W/ANTI	AC-20 WITH ANTISTRIP
AC20W/ANTI	AC-20 WITH ANTISTRIP- MODIFIED
AC-20(NEVADA) ASPHALT CEMENT	AC-20(NEVADA) ASPHALT CEMENT
AC-20 % ANTI-STRIP	AC-20 % ANTI-STRIP
AC20P	AC-20P

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Pricing Group	Inventory Report Item	Description
	AC-20P ASPHALT CEMENT	AC-20P ASPHALT CEMENT
	AC-20P w/ % Antistrip	AC-20P w/ % Antistrip
	AC-20R	AC-20R
	AC-20R ASPHALT CEMENT	AC-20R ASPHALT CEMENT
	AC-30 (NEVADA)	AC-30 (NEVADA)
	AC-30 w/ % ANTI-STRIP	AC-30 w/ % ANTI-STRIP
	AC-40	AC-40
	AC-40 ASPHALT CEMENT	AC-40 ASPHALT CEMENT
	AC-5/SBS	AC-5 W/SBS
	AC-50	AC-50
	Antistrip	Antistrip
	AR 4000 ASPHALT CEMENT	AR 4000 ASPHALT CEMENT
	AR 8000 ASPHALT CEMENT	AR 8000 ASPHALT CEMENT
	AR1000	AR-1000
	AR16000	AR16000
	AR-2000 ASPHALT CEMENT	AR-2000 ASPHALT CEMENT
	AR4000 % ANTI-STRIP	AR4000 % ANTI-STRIP
	AR8000 %ANTI-STRIP	AR8000 %ANTI-STRIP
	ARGO-CHLOR SOLUTION (12.5	ARGO-CHLOR SOLUTION (12.5
	FLUX- ASPHALT	Asphalt Flux
	ASPHALT RERUN	ASPHALT RERUN
	Atmospheric Bottoms(962)	Atmospheric Bottoms(962)
	B P Pro-Mix	B P Pro-Mix
	Blend	basestock blend for PMA
	BCM	BCM Binder for Cold Mix
	BG MUL88 CARB FOR ETOH	BG MUL88 CARB FOR ETOH
	BG PUL 90 CARB FOR ETOH	BG PUL 90 CARB FOR ETOH
	BITUSIZE BB-1	BITUSIZE BB-1
	BLOWN MODIFIED ASPHALT BASE	BLOWN MODIFIED ASPHALT BASE
	CMB	CMB Cold Mix Binder
	CMS-2	CMS-2
	CMS-2 (1:1)	CMS-2 (1:1)Dilute
	CMS-2 (1:2)	CMS-2 (2:1) Dilute
	CMS-2RA	CMS-2RA
	CMS-2S	CMS-2S
	COLACID-C EMULSION	COLACID-C EMULSION
	COOKOFF	COOKOFF
	CQS 1H EMULSION	CQS 1H EMULSION
	CQS1H	CQS-1H
	CQS-1H	CQS-1H
	CQS 1:1	CQS-1H (1:1)Dilute
	CQS-1H 2:1	CQS-1H (2:1) DILUTE
	CQS1H40/60	CQS-1H 40-60
	CQS1H60/40	CQS-1H 60-40
	CQS1H70/30	CQS-1H 70-30
	CQS-1HTR	CQS-1HTR
	CQS-1NV	CQS-1NV
	CRS-1	CRS-1
	CRS-2	CRS-2
	CRS-2	CRS-2
	CRS-2B	CRS-2B
	CRS-2H	CRS-2H
	CRS-2L	CRS-2L
	CRS-2NV	CRS-2NV
	CRS-2P	CRS-2P
	CRS-2P	CRS-2P
	CRS-2TR	CRS-2TR
	CSS-1	CSS-1
	CSS-1H	CSS-1H
	CSS-1H (1:1)	CSS-1H (1:1) DILUTE
	CSS-1H (2:1)	CSS-1H (2:1) DILUTE
	CSS-1H (3:1)	CSS-1H (3:1) DILUTE
	CSS1H30/70	CSS-1H 30-70

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

CSS1H40/60	CSS-1H 40-60
CSS-1H 60-40	CSS-1H 60-40
CSS1H60/40	CSS-1H 60-40
CSS1H70/30	CSS-1H 70-30
CSS-1P	CSS-1P
CSS-1P (2:1)	CSS-1P (2:1)Dilute
CUTBACK ASPHALT	CUTBACK ASPHALT

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Pricing Group	Inventory Report Item	Description
	Cutback Asphalt	Cutback Asphalt
	DK	DK Flux
	DKF	DK Flux
	DK FLUX	DK Flux
	DK-FLUX	DK-FLUX
	Dyed Calif Diesel Fuel Max 15 PPM	Dyed Calif Diesel Fuel Max 15 PPM
	E-47	E-47/XD-70
	EBS 10TR	EBS 10TR
	EBS 90/120	EBS 90/120
	EBS-TR	EBS-TR
	ASP4011	Edgiflex
	EBS	EMULSION BASE 50/60
	EBS50/60	EMULSION BASE 50/60
	EBS-50/60	EMULSION BASE 50/60
	EBS 75/80	EMULSION BASE 75/80
	EMULSION BASE STOCK	EMULSION BASE STOCK
	EMULSION BASE STOCK 120/150	EMULSION BASE STOCK 120/150
	EMULSION BASE STOCK 50/60	EMULSION BASE STOCK 50/60
	EMULSION BASE STOCK 60/70	EMULSION BASE STOCK 60/70
	EMULSION BASE STOCK	EMULSION BASE STOCK 65/75
	Emulsion Base Stock 65/75	Emulsion Base Stock 65/75
	EMULSION BASE STOCK 70/80	EMULSION BASE STOCK 70/80
	EMULSION BASE STOCK 90/120	EMULSION BASE STOCK 90/120
	EVERFLX	EVERGREEN FLUX
	Evergreen Flux	Evergreen Flux
	FlexSeal	FlexSeal
	FLUX	FLUX
	FORTRESS CIR-EE	Fortress CIR-EE
	GGB-1	GGB-1
	GGB-2	GGB-2
	GGB-2 Asphalt Cement	GGB-2 Asphalt Cement
	GGB-2 w/ % Antistrip	GGB-2 w/ % Antistrip
	GGB-3	GGB-3
	GGB-3	GGB-3
	GLASS COATING 2AC	GLASS COATING 2AC
	GLASS COATING 2I	GLASS COATING 2I
	GLASS COATING 2M	GLASS COATING 2M
	HARD EBS 25/40	HARD EBS 25/40
	HARD EMULSION BASE STOCK 25/40	HARD EMULSION BASE STOCK 25/40
	KRAFT SATURANT	KRAFT SATURANT
	KRAFT SATURANT (241)	KRAFT SATURANT (241)
	L T R - CON	L T R - CON
	L T R - TRMAC	L T R - TRMAC
	LMCQS-1H	LMCQS-1H
	LMCQS-1H WITH LATEX %	LMCQS-1H WITH LATEX %
	LMCQSH 1:1	LMCQSH 1:1
	LMCQS-TR	LMCQS-TR
	LMCRS2+	LMCRS2+
	LMCRS-2A	LMCRS-2A
	LMCRS-2H	LMCRS-2H
	LMQSH	LMQSH
	LMRS-2H	LMRS-2H
	LMRS-2h	LMRS-2h
	LTR	LTR
	LTR/SS	LTR/SS
	LTR-CON	LTR-CON
	TRMAC	LTR-CON
	TRMAC-CA	LTR-CON
	LTRCQS1H	LTRCQS-1H
	MAC-10TR	MAC-10TR
	MAC-10TR W/ANTISTRIP	MAC-10TR W/ANTISTRIP
	MAC-10TR WITH % Anti-Strip	MAC-10TR WITH % Anti-Strip
	MAC-15TR	MAC-15TR

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

MALARKEY FLUX	MALARKEY FLUX
MALARKEY FLUX E	MALARKEY FLUX E
Masterseal MTR	Masterseal MTR
MC-250	MC-250
MC-250 LIQUID ASPHALT	MC-250 LIQUID ASPHALT
MC-30 LIQUID ASPHALT	MC-30 LIQUID ASPHALT
MC-3000	MC-3000

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Pricing Group	Inventory Report Item	Description
	MC-3000 LIQUID ASPHALT	MC-3000 LIQUID ASPHALT
	MC-3000R	MC-3000R
	MC-3000TR	MC-3000TR
	MC-70	MC-70
	MC-70 LIQUID ASPHALT	MC-70 LIQUID ASPHALT
	MC-70NV	MC-70NV
	MC-800	MC-800
	MC-800 LIQUID ASPHALT	MC-800 LIQUID ASPHALT
	MC-800TR	MC-800TR
	MDC Emulsion	MDC Emulsion
	MEB	MEB Modified Emulsion Base
	Modified Asphalt Base, 120/150	Modified Asphalt Base, 120/150
	Modified Asphalt Base, 90/120	Modified Asphalt Base, 90/120
	MODIFIED BIT BASE	MODIFIED BIT BASE
	Modified Coating Rooflex	Modified Coating Rooflex
	SCRUB SEAL	MODIFIED SCRUB SEAL
	MOD SHGL BASE	MODIFIED SHINGLE BASE 60/70
	MOOSE JAW FLUX	MOOSE JAW FLUX
	MQK-1M	MQK-1M
	Murphy Flux	Murphy Flux
	MURPHYFLX	Murphy Flux
	LATEX	NVX1118 - Latex
	OMEGA	OMEGA FLUX
	OMEGA FLUX	OMEGA FLUX
	Omega Flux	Omega Flux
	ORIENTE FLUX	ORIENTE FLUX
	O FLUX	ORIENTE FLUX
	ORIENTE FLUX	ORIENTE FLUX
	ORRCO FLUX	ORRCO FLUX
	PBA-1 ASPHALT CEMENT	PBA-1 ASPHALT CEMENT
	PBA-1/Anti-strip	PBA-1/Anti-strip
	PBA-1a ASPHALT CEMENT	PBA-1a ASPHALT CEMENT
	PBA-2	PBA-2
	PBA-3	PBA-3
	PBA-3 ASPHALT CEMENT	PBA-3 ASPHALT CEMENT
	PBA-4 ASPHALT CEMENT	PBA-4 ASPHALT CEMENT
	PBA-5 ASPHALT CEMENT	PBA-5 ASPHALT CEMENT
	PBA-6	PBA-6
	PBA-6A	PBA-6A
	PBA-6A Asphalt Cement	PBA-6A Asphalt Cement
	PBA-6B	PBA-6B
	PDA BOTTOMS	PDA Bottoms
	PG 52-28	PG 52-28
	PG 52-34	PG 52-34
	PG 58-22	PG 58-22
	PG 58-28	PG 58-28
	PG 58-34	PG 58-34
	58-34PM	PG 58-34PM
	PG64-10	PG 64-10
	PG 64-10 Asphalt Cement	PG 64-10 Asphalt Cement
	PG64-10G	PG 64-10 G
	PG 64-10 W/ANTISTRIP	PG 64-10 W/ANTISTRIP
	PG 64-10 With % Antistrip	PG 64-10 With % Antistrip
	64-16	PG 64-16
	PG 64-16	PG 64-16
	PG64-16	PG64-16
	PG64-16G	PG 64-16 G
	PG 64-16 WITH ANTISTRIP	PG 64-16 WITH ANTISTRIP
	64-22	PG 64-22
	PG 64-22	PG 64-22
	PG 64-22 W/ADDITIVE	PG 64-22 W/Additive
	PG64-22W/ANT	PG 64-22 W/ANTISTRIP
	PG 64-22 With % Antistrip	PG 64-22 With % Antistrip

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

64-22WM %	PG 64-22WM %
64-25	PG 64-25
PG 64-28	PG 64-28
PG 64-28 W-% ANTIST	PG 64-28 W-% ANTISTRIP
PG 64-28 W-% ARR MA	PG 64-28 W-% Arr Maz Antistrip
PG64-28ER	PG 64-28ER
64-28NV	PG 64-28NV

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Pricing Group	Inventory Report Item	Description
	PG6428PM	PG6428PM
	PG 64-28PM	PG 64-28PM
	PG64-28PM	PG 64-28PM
	PG64-28PM W/ANTI ST	PG 64-28PM W/ANTI STRIP
	PG 64-28PM W/ANTISTRIP	PG 64-28PM W/ANTISTRIP
	PG 64-28TR	PG 64-28TR
	PG6428TR	PG6428TR
	PG 64-28TR+	PG 64-28TR+
	64-34	PG 64-34
	PG 67-22	PG 67-22
	70-10	PG 70-10
	PG 70-10	PG 70-10
	PG70-10G	PG 70-10 G
	70-10W/ANTI	PG 70-10 W/ANTISTRIP
	70-16	PG 70-16
	PG 70-16TR	PG 70-16TR
	PG70-22	PG 70-22
	70-22W/ANT	PG 70-22 W/ANTISTRIP
	PG70-22ER	PG 70-22ER
	PG70-22ER-H	PG 70-22ER-H
	PG 70-22PM	PG 70-22PM
	PG70-22TR	PG 70-22TR
	PG 70-22TR w % ANTISTRIP	PG 70-22TR w % ANTISTRIP
	PG 70-28	PG 70-28
	PG 70-28 W% ANTISTR	PG 70-28 W% ANTISTRIP
	PG70-28ER	PG 70-28ER
	PG70-28TR	PG 70-28TR
	76-10	PG 76-10
	PG 76-10	PG 76-10
	76-16	PG 76-16
	PG 76-22	PG 76-22
	PG 76-22 W/ANTISTRIP	PG 76-22 W/ANTISTRIP
	PG 76-22 With % Antistrip	PG 76-22 With % Antistrip
	PG76-22CC	PG 76-22CC
	PG 76-22ER	PG 76-22ER
	PG 76-22NV	PG 76-22NV
	PG 76-22NVTR	PG 76-22NVTR
	PG 76-22PM	PG 76-22PM
	PG 76-22PM w/ % Antistrip	PG 76-22PM w/ % Antistrip
	PG7622TR	PG7622TR
	PG 76-22TR	PG 76-22TR
	PG 76-22TR With % Antistrip	PG 76-22TR With % Antistrip
	PG 76-22TR+	PG 76-22TR+
	PG76-28	PG 76-28
	PG58-22	PG58-22
	PG58-22	PG58-22
	PG58-28	PG58-28
	PG58-34 Asphalt Cement	PG58-34 Asphalt Cement
	PG64-16 ASPHALT CEMENT	PG64-16 ASPHALT CEMENT
	PG64-16 w/ % Antistrip	PG64-16 w/ % Antistrip
	PG70-10	PG70-10
	PG70-10 w/ % Antistrip	PG70-10 w/ % Antistrip
	PG70-22	PG70-22
	PG70-22 w/ % Antistrip	PG70-22 w/ % Antistrip
	PG70-28	PG70-28
	PG70-28 w/ % Antistrip	PG70-28 w/ % Antistrip
	PG76-16	PG76-16
	PG76-22 CC-20TR	PG76-22 CC-20TR
	PG76-22CC	PG76-22CC
	PG82-22	PG82-22
	PMA	PMA
	PMCE	PMCE
	PMCQS-1NV	PMCQS-1NV

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

PMCQS 2.5%	PMCQS-2 1/2%
PMCQS 2%	PMCQS-2%
PMCQS 3%	PMCQS-3% (1H)
PMCQSH	PMCQSH
PMCRS-2H	PMCRS-2H
PMQSH	PMQSH
PMEM	Polymer Mod Emuls Membrane

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Pricing Group	Inventory Report Item	Description
	QPR	QPR
	QSH	QSH
	QSH (1:1) DILUTE	QSH (1:1) DILUTE
	R. B. S.	R. B. S.
	RA-25 RECYCLING AGENT	RA-25 RECYCLING AGENT
	RA-75 RECYCLING AGENT	RA-75 RECYCLING AGENT
	RAILCAR FLUX	RAILCAR FLUX
	RAILCAR FLUX(930)	RAILCAR FLUX(930)
	Rayngard SS-1H	Rayngard SS-1H
	RBS	RBS
	REFLEX CIR	Reflex CIR
	RERUN	RERUN
	TYPE 11	ROOFING ASPH TYPE 11
	TPYE 111	ROOFING ASPH TYPE 111
	TYPE 1	ROOFING ASPHALT TYPE 1
	Rooflex (780)	Rooflex (780)
	ROOFLEX 770	ROOFLEX 770
	Rooflex 775	Rooflex 775
	ROOFLEX 780	ROOFLEX 780
	Rooflex TRS-5	Rooflex TRS-5
	RS-1 EMULSIFIED ASPHALT	RS-1 EMULSIFIED ASPHALT
	RS-1 EMULSION	RS-1 Emulsion
	RS-1H	RS-1H
	RS-1h EMULSIFIED ASPHALT	RS-1h EMULSIFIED ASPHALT
	RS-2	RS-2
	RS-2 EMULSIFIED ASPHALT	RS-2 EMULSIFIED ASPHALT
	RS-2H	RS-2H
	RS-2h EMULSIFIED ASPHALT	RS-2h EMULSIFIED ASPHALT
	RT BASE	RTB
	RTE	RTE
	RTE (High Elevation)	RTE (High Elevation)
	RTE BASE	RTE Base
	RTE Emulsion	RTE Emulsion
	RTE W_% LATEX	RTE W_% Latex
	S-4301	S-4301
	SC-250	SC-250
	SC-250 LIQUID ASPHALT	SC-250 LIQUID ASPHALT
	SC-250 W % ANTISTRI	SC-250 W % ANTISTRIP
	SC-250 w/Antistrip	SC-250 w/Antistrip
	SC-30	SC-30
	SC-30 LIQUID ASPHALT	SC-30 LIQUID ASPHALT
	SC-3000	SC-3000
	SC-3000 LIQUID ASPHALT	SC-3000 LIQUID ASPHALT
	SC-70	SC-70
	SC-70 LIQUID ASPHALT	SC-70 LIQUID ASPHALT
	S8	SC-800
	SC-800	SC-800
	SC-800 LIQUID ASPHALT	SC-800 LIQUID ASPHALT
	SC-800 WITH ANTISTRIP	SC-800 WITH ANTISTRIP
	SHG SEAL	SHINGLE SEALANT
	Shingle Sealant	Shingle Sealant
	SMI	SMI
	SOFT EBS	SOFT EMULSION BASE STOCK
	SOFT EMULSION BASE STOCK	SOFT EMULSION BASE STOCK
	SOL-EMULS	Solventless Emulsion
	SPECIAL 77	SPECIAL 77
	SS EMULSION W/LATEX	SS EMULSION W/LATEX
	SS Emulsion w/Latex	SS Emulsion w/Latex
	SS-1	SS-1
	SS-1 EMULSIFIED ASPHALT	SS-1 EMULSIFIED ASPHALT
	SS-1H	SS-1H
	SS	SS-1H
	SS1H	SS-1H

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

SS1-H 1:1	SS-1H (1:1) DILUTE
SS-1H (2:1) DILUTE	SS-1H (2:1) DILUTE
SS1H30/70	SS-1H 30-70
SS1H40/60	SS-1H 40-60
SS1H60/40	SS-1H 60-40
SS1H(2:1)	SS-1H 66.6-33.3
SS1H70/30	SS-1H 70-30

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Pricing Group	Inventory Report Item	Description
	SS1H75/25	SS-1H 75-25
	SS1H80/20	SS-1H 80-20
	SS-1H Emulsion Dilute	SS-1H Emulsion Dilute
	SS-1H NVX	SS-1H NVX
	SS1H/EMULSION	SS1H/EMULSION
	TMA-2000	TMA-2000
	TOPBASE	Topein Base
	TOP C	Topein C
	TOP CRTS	TOPEIN CRTS
	TOP CRTS50/50	TOPEIN CRTS 50-50
	TOP CRTS60/40	TOPEIN CRTS 60-40
	TOP S	Topein S
	TOP S20/80	Topein S 20-80
	TOP S25/75	Topein S 25-75
	TOP S(1:2)	Topein S 33.3-66.6
	TOP S50/50	Topein S 50-50
	TR HARDPEN (WRT)	TR HARD PEN Wright Asphalt
	TRMSS	TRMSS
	Type 1 Roofing Asphalt	Type 1 Roofing Asphalt
	TYPE II Roofing Asphalt	TYPE II Roofing Asphalt
	TYPE III (745)	TYPE III (745)
	TYPE IV	TYPE IV
	UNCATALYZED COATING	UNCATALYZED COATING
	UNCATALYZED COATING (748)	UNCATALYZED COATING (748)
	V.T.B.	V.T.B.
	V.T.B. (HEAVY)	V.T.B. (HEAVY)
	VTB	VTB
	VTB (HEAVY)	VTB (Heavy)
	VTB for Fuel Oil	VTB for Fuel Oil
	VTBFO	VTB for Fuel Oil
	BUNKER C	BUNKER C
	BUNKER C FUEL OIL	BUNKER C FUEL OIL
	Fuel Oil	Fuel Oil
	FUEL OIL CUTTER	FUEL OIL CUTTER
	HIGH SULFUR FUEL OIL, 1500 SSF(160)	HIGH SULFUR FUEL OIL, 1500 SSF(160)
	HIGH SULFUR FUEL OIL, 1500 SSF(160)	HIGH SULFUR FUEL OIL, 1500 SSF(160)
	HIGH SULFUR FUEL OIL, 3000 SSF(161)	HIGH SULFUR FUEL OIL, 3000 SSF(161)
	HIGH SULFUR FUEL OIL, 4500 SSF(163)	HIGH SULFUR FUEL OIL, 4500 SSF(163)
Crude
	ALASKAN NORTH SLOPE	ALASKAN NORTH SLOPE
	ALGER DILBIT CRUDE	ALGER DILBIT CRUDE
	AN	ANS
	PACPLANS	ANS CRUDE AT PACIFIC PIPELINE
	ANS	ANS CRUDE OIL
	ARAB MED	ARAB MED
	BAKKEN	Bakken - Crude
	BAKKEN	BAKKEN CRUDE
	BASRA	BASRA MED
	BASR	BASRAH
	BASRA CRUDE OIL	BASRAH AT KINDER MORGAN
	BASRAH	BASRAH
	PACPLBAS	BASRAH CRUDE AT PACIFIC PIPELINE
	BOSCAN	BOSCAN
	PACPLCAN	CANADA MIX CRUDE AT ATSC
	CANBLND	CANADIAN BLEND
	CANMIX	CANADIAN MIX
	Chevron Crude	Chevron Crude
	CHEV	CHEVRON CRUDE
	CHEV MIX	CHEVRON MIX
	CRMCRUDE	CHEVRON MIX
	CHEVCRUDE	CHEVRON MIX
	KMCHEV	CHEVRON MIX CRUDE AT KINDER MORGAN
	Chv Mix	Chv Mix

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

COLD LAKE	COLD LAKE
CLDLK	COLD LAKE
EHCOLDLK	COLD LAKE CRUDE AT EAST HYNES
COLDLAKE	COLDLAKE CRUDE
PACPLCOLD	COLDLAKE CRUDE AT PACIFIC PIPELINE
PTCOLDLK	COLDLAKE CRUDE AT PACIFIC TERMINAL

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Diesel

Pricing Group	Inventory Report Item	Description
	Crude	Crude
	CR	CRUDE CHARGE
	CRDE	Crude Oil
	Crude Oil	Crude Oil
	Crude Oil - Trucked	Crude Oil - Trucked
	CT	CRUDE TWR OG
	F6	ELLWOOD
	ESPO	ESPO CRUDE
	ESPO	ESPO-CRUD
	F4	FORT APACHE
	Glencore	Glencore
	F3	HEAVY CRUDE T/T
	HO	HONDO
	HUNTINGTON BEACH	HUNTINGTON BEACH
	EC	HUNTINGTON BEACH CRUDE
	F1	HVHS
	Hvy. Crude	Hvy. Crude
	KOCH	Koch Alberta Crude
	KOCH ALBERTA CRUDE	Koch Alberta Crude
	KAC	Koch Alberta Crude
	PACPLL63	L63 CRUDE AT PACIFIC PIPELINE
	LA BASIN	LA BASIN
	L.A. BASIN CRUDE	LA BASIN AT KINDER MORGAN
	PACPLF8	LA BASIN CRUDE AT PACIFIC PIPELINE
	F8	LA BASIN HEAVY
	F81	LA BASIN LIGHT
	Lansing	Lansing
	LINE 63	LINE 63
	L6	LINE 63
	EHL63	LINE 63 CRUDE AT EAST HYNES
	Lt. Crude	Lt. Crude
	Lt./Hvy. Crude	Lt./Hvy. Crude
	MIX CRD	MIX CRD
	Mixed	Mixed
	Mixed Crude	Mixed Crude
	MONTEBELLO	MONTEBELLO CRUDE
	MO	MONTEBELLO CRUDE
	NAPO	NAPO
	NAPO	NAPO CRUDE
	PACPLNAPO	NAPO CRUDE AT PACIFIC PIPELINE
	OMAN	OMAN CRUDE
	ORIENTE	Oriente
	ORIENTE/BAS LT	Oriente at Plains W Hynes
	ORIENTE CRUDE	Oriente at KINDER MORGAN
	ORIE	Oriente
	F2	ORIENTE
	EHORIENT	ORIENTE CRUDE AT EAST HYNES
	PACPLF2	ORIENTE CRUDE AT PACIFIC PIPELINE
	PTORIENT	ORIENTE CRUDE AT PACIFIC TERMINAL
	PLACERITA	PLACERITA
	PLACERITA	PLACERITA CRUDE
	PLNSORIE	PLAINS ORIENTE
	POLVO	POLVO CRUDE
	F7	SAN JOAQUIN
	SEAL BEACH	SEAL BEACH
	F5	SEAL BEACH
	SIGNAL HILL	SIGNAL HILL
	EHSJLB	SJLB CRUDE AT EAST HYNES
	PACPLF7	SJLB CRUDE AT PACIFIC PIPELINE
	SJV	SJV
	THUMS	Thums
	THUMS CRUDE	Thums at Kinder Morgan
	PACPLF9	THUMS CRUDE AT PACIFIC PIPELINE
	TOPKO	TOPKO
	WILMINGTON	WILMINGTON

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

F9	WILMINGTON

5D L S (.05) DIESEL

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Pricing Group	Inventory Report Item	Description
	5P	L S (.05) DIESEL PIPELINE
	California Diesel Fuel Max 15 PPM	California Diesel Fuel Max 15 PPM
	CARB	CARB DIESEL
	CARB Diesel	CARB Diesel
	CARB DIESEL	CARB DIESEL AT KINDER MORGAN
	CARB DSL	CARB ULTRA LS DSL
	CARB DSLD	CARB ULTRA LS DSL DYED
	CARB ULS DIESEL	CARB ULS DIESEL AT KINDER MORGAN
	CARB ULTRA LS DSL	CARB ULTRA LS DSL
	CARB ULTRA LS DSL DYED	CARB ULTRA LS DSL DYED
	CARB ULTRA LS DSL L	CARB ULTRA LS DSL L
	CARB ULTRA LS DSL L DYED	CARB ULTRA LS DSL L DYED
	CD	CARB DIESEL
	CUTDIST	Cutter Distillate
	Cutter	Cutter
	CU	CUTTER
	DIESEL	DIESEL
	Diesel Blending	Diesel Blending
	Diesel Blending	Diesel Blending
	Diesel U-14 OOS	Diesel U-14 OOS
	DU	UNFINISHED STR RUN DSL RED DYE
	EPA	EPA DIESEL
	EPA DSL	EPA DSL
	EPA DIESEL	EPA DIESEL AT KINDER MORGAN
	EPA ULS DIESEL	EPA ULS DIESEL AT KINDER MORGAN
	EPA ULTRA LOW SULFER	EPA ULTRA LOW SULFER
	EPA ULTRA LOW SULFER	EPA ULTRA LOW SULFER
	F76	NAVAL DISTILLATE F76
	F-76 DIESEL	NAVAL DISTILLATE F76 at Kinder Morgan
	HCU Diesel	HCU Diesel
	HCU Diesel	HCU Diesel
	HCU feed Diesel	HCU feed Diesel
	HIGH SULFUR DIESEL (0.5%) DYED(130)	HIGH SULFUR DIESEL (0.5%) DYED(130)
	KMCARB	CARB DIESEL AT KINDER MORGAN
	KMEPA	EPA DIESEL AT KINDER MORGAN
	KMULSCD	ULSCD AT KINDER MORGAN
	LOW SULF. CARB EQUIVALENT DIESEL(134)	LOW SULF. CARB EQUIVALENT DIESEL(134)
	LOW SULF. CARB EQUIVALENT DIESEL(135)	LOW SULF. CARB EQUIVALENT DIESEL(135)
	LOW SULFUR CARB DIESEL (.05%)	LOW SULFUR CARB DIESEL (.05%)
	LOW SULFUR CARB DIESEL (.05%)(131)not	LOW SULFUR CARB DIESEL (.05%)
	LOW SULFUR CARB DIESEL DYED	LOW SULFUR CARB DIESEL DYED
	LOW SULFUR EPA DIESEL(133)	LOW SULFUR EPA DIESEL(133)
	LS CARB CERT. DIESEL 2	LS CARB CERT. DIESEL 2
	MARINE DIESEL(137)	MARINE DIESEL(137)
	MHCU Diesel	MHCU Diesel
	NAVAL DISTILLATE (F76)(136)	NAVAL DISTILLATE (F76)(136)
	NO2 LS	Low Sulfur # 2 Fuel
	NO2 LS	Low Sulfur # 2 Fuel
	NO2 ULS	Ultra Low Sulfur #2F
	NO2 ULS D	Ultra Low Sulfur #2F Dyed
	PCAPEPA	EPA DIESEL IN PCAP
	PCAPULSCD	ULSCD IN PCAP
	PD	PRODUCTION DIESEL
	RD	RED DYE DIESEL
	S.R. Diesel	S.R. Diesel
	SH CARB MV#2 DIESEL (S-15	SH CARB MV#2 DIESEL (S-15
	TD	TREATED DIESEL
	TF	F76 DIESEL
	UD	UNTREATED DIESEL
	ULSCD	ULTRA LOW SULFUR CARB DIESEL
	ULSCDRD	RED DYE ULTRA LOW SULFUR CARB DIESEL

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

ULSD	ULTRA LOW SULFUR DIESEL
ULSD BASE PRODUCT	ULSD BASE PRODUCT
ULSD EPA	ULSD EPA
ULTRA LS CARB DSL 15 PPM	ULTRA LS CARB DSL 15 PPM
ULTRA LS CARB DYED DSL 15 DYED	ULTRA LS CARB DYED DSL 15 DYED
UNF NO2	Unfinished # 2 Fuel
UNFINISHED STRAIGHT RUN	UNFINISHED STRAIGHT RUN
UNFINISHED STRAIGHT RUN D	UNFINISHED STRAIGHT RUN D
Unfinished Straight Run Diesel(Dyed)	Unfinished Straight Run Diesel(Dyed)

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Pricing Group	Inventory Report Item	Description
	UNFINISHED STRAIGHT RUN DISTILLATE Unfinished Straight Run Distillate UNT Diesel UNT DSL UNT. Diesel UNTREATED DIESEL UNTREATED DISTILLATE	UNFINISHED STRAIGHT RUN DISTILLATE Unfinished Straight Run Distillate UNT Diesel UNT DSL UNT. Diesel UNTREATED DIESEL at Kinder Morgan UNTREATED DISTILLATE at Kinder Morgan
Catfeed
	DP F.R.G.O. FRGO GAS OIL GAS OIL (GA) GAS OIL (INCOMING)(792) Gasoil HC Charge	DEPENT FEED F.R.G.O. FRGO GAS OIL GAS OIL (GA) GAS OIL (INCOMING)(792) Gasoil HC Charge
	HC Charge	HC Chg
	HC Chg	HC Chg
	HC Chg	HC Chg

HC Chg (off spec)
HC Chg (sludge to 4') HIGH SULFUR GAS OIL HIGH SULFUR GAS OIL HVGO
HVGO KMVGO
Light Vacuum Gas Oil
LC LS LVGO PF
Start-up Oil
TREATED FCC FEED GAS OIL TVGO
UCO UCO/VGO UGO UNCGASOIL
UNCONVERTED GAS OIL
UNTREATED FCC FEED GAS OIL, HOT VACUUM GAS OIL
VGO VGO VH VT

HC Chg (off spec)
HC Chg (sludge to 4') HIGH SULFUR GAS OIL HIGH SULFUR GAS OIL HVGO
HVGO
VGO AT KINDER MORGAN Light Vacuum Gas Oil LIGHT CYCLE OIL
LOW SULFER FCC FEED Light Vacuum Gas Oil PIPELINE LS FCC
Start-up Oil
TREATED FCC FEED GAS OIL Treated VGO
UCO UCO/VGO UNCONVERTED GAS OIL Unconverted Gas Oil UNCONVERTED GAS OIL
UNTREATED FCC FEED GAS OIL, HOT VACUUM GAS OIL
Vacuum Gas Oil/Catfeed
VGO
UNT FCC FEED VACUUM TOPS

Gasoline

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

ALKYLATE
Alkylate / Iso-Octane
ATSCALKY AZRBOB 89.5
AZRBOB 89.5 (Z6) C4Buty
C5Pente CARBOB CARBOB
CARBOB PREMIUM WINTER CARBOB-MID
CARBOB-P (SUMMER) CARBOB-P (WINTER) CARBOB-R (SUMMER) CARBOB-R (WINTER) CARBOB-RW
CARFG
CARFG UNL GAS - MID w/ 10% ETHANOL CARFG UNL GAS - SUMMER w/ 10% ETHANOL CARFG UNL GAS - SUMMER w/ 5.7%
CARFG UNL GAS - WINTER w/ 10% ETHANOL CARFG UNL GAS - WINTER w/ 5.7%

ALKYLATE
Alkylate / Iso-Octane
ALKYLATE AT ATSC
AZRBOB 89.5 at Kinder Morgan AZRBOB 89.5 at Kinder Morgan Butylene
Pentene
CARBOB 85 GAS- SUMMER (A1) CARBOB GASOLINE
CARBOB PREMIUM WINTER CARBOB 85 GAS-MID (A2) CARBOB-P (SUMMER) CARBOB-P (WINTER) CARBOB-R (SUMMER) CARBOB-R (WINTER) CARBOB GAS- WINTER (A3) CARFG UNL GAS - WINTER
CARFG UNL GAS - MID w/ 10% ETHANOL CARFG UNL GAS - SUMMER w/ 10% ETHANOL CARFG UNL GAS - SUMMER w/ 5.7%
CARFG UNL GAS - WINTER w/ 10% ETHANOL CARFG UNL GAS - WINTER w/ 5.7%

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Pricing Group	Inventory Report Item	Description
	CARFG UNL GAS-10% ETH SUM	CARFG UNL GAS-10% ETH SUM
	CARFG UNL GAS-10% ETH WIN	CARFG UNL GAS-10% ETH WIN
	CARFG1	CARFG UNL GAS - SUMMER W/10%
	CATNAPHT	Cat Naphtha
	CD Hydro Chg	CD Hydro Chg
	CD Hydro Chg	CD Hydro Chg
	coker naphtha	coker naphtha
	DESNAP	Desulfurized Naphtha
	DH	#5 DHDS NAPHTHA
	FN	DESULF HVY NAP
	FRNAPH	Full Range Naphtha
	FULL RANGE NAPHTHA	FULL RANGE NAPHTHA
	FULL RANGE NAPTHA	FULL RANGE NAPTHA
	F.R.N.	FULL RANGE NAPTHA
	Gaso. Blending	Gaso. Blending
	Gasoline	Gasoline
	GS	#3 GHDS NAPHTHA
	Heavy Reformate	Heavy Reformate
	HR	HEAVY REFORMATE
	HSR	HSR
	Hvy Naph - HUX OOS	Hvy Naph - HUX OOS
	IC4	Isobutane
	IC5	Isopentane
	IS	ISOMERATE
	ISO	Isobutane
	ISOB	Isobutane
	ISO - OCTANE	ISO - OCTANE
	ISO_OCTANE	Iso Octane at Chemoil terminal
	ISO BUTANE	ISO BUTANE
	ISO OCTANE	ISO OCTANE
	Isobutane (bullet) OOS	Isobutane (bullet) OOS
	Isobutane (sphere)	Isobutane (sphere)
	ISOMERATE	ISOMERATE
	ISOOCT	ISO OCTANE
	IsoOctane	IsoOctane
	KMPCBOB	PREMIUM CARBOB AT KINDER MORGAN
	KMCBOB	CARBOB AT KINDER MORGAN
	CBOB85	CARBOB AT KINDER MORGAN
	CARBOB 85	CARBOB AT KINDER MORGAN
	CARBOB 85 (A1)	CARBOB AT KINDER MORGAN
	CARBOB 85 (A2)	CARBOB AT KINDER MORGAN
	CARBOB 85 (A3)	CARBOB AT KINDER MORGAN
	CBOB89	PREMIUM CARBOB AT KINDER MORGAN
	CARBOB 89.5	PREMIUM CARBOB AT KINDER MORGAN
	LIGHT STRAIGHT RUN NAPHTHA	LIGHT STRAIGHT RUN NAPHTHA
	LIGHT STRAIGHT RUN NAPTHA	LIGHT STRAIGHT RUN NAPTHA
	LN	LIGHT NAPHTHA
	LSR	LIGHT STRAIGHT RUN NAPHTHA
	LSR -Gaso.	LSR -Gaso.
	Lt. Reformate	Lt. Reformate
	Naphtha	Naphtha
	NATURAL	Natural Gasoline
	Natural gasoline	Natural gasoline
	NC4	Butane
	NC5	Pentane
	NH	#1 NHDS NAPHTHA
	NORMAL BUTANE	Normal Butane
	NORMAL BUTANE	NORMAL BUTANE
	Normal Butane (sphere)	Normal Butane (sphere)
	offspec Ref	offspec Ref
	PCAPCBOB	CARBOB IN PCAP
	PE	PENTANES
	Pentane	Pentane

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

PENTANE	PENTANE
PN	PURCHASED NAPHTH
PO	NATURAL GAS LIQUID
PRECARFGS	CARFG ULP GAS-10% Eth Summer
PRECARFGW	CARFG ULP GAS-10% Eth Winter
Prem. Gaso.	Prem. Gaso.
Premium	Premium

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Pricing Group	Inventory Report Item	Description
	PREMIUM GASOLINE -SUMMER	PREMIUM GASOLINE -SUMMER
	PREMIUM GASOLINE -WINTER	PREMIUM GASOLINE -WINTER
	PRM CARBOB	PRM CARBOB
	PRM Gas	PRM Gas
	PS	PREMIUM SUMMER
	PU	PIPELINE UNLEADED SU
	REFORMAT	Reformate
	REFORMATE	REFORMATE
	Regular	Regular
	REGULAR GASOLINE - SUMMER	REGULAR GASOLINE - SUMMER
	REGULAR GASOLINE - WINTER	REGULAR GASOLINE - WINTER
	REGULAR UL 85.5 CARB	REGULAR UL 85.5 CARB
	RF	REFORMER FEED
	RH	REFORMATE HI RON
	RL	REFORMATE LO RON
	RN	FULL RANGE NAPHTHA
	Sales (Gaso.)	Sales (Gaso.)
	SH RUL 87 CARB ETOH 3.3-3	SH RUL 87 CARB ETOH 3.3-3
	SH VPOWER 91 CARB ETOH 3.	SH VPOWER 91 CARB ETOH 3.
	SN	HEAVY NAPHTHA
	Sour Coker Naph	Sour Coker Naph
	Sweet Fd.	Sweet Fd.
	ULPCARBS	CARBOB PREMIUM SUMMER
	ULPCARFW	CARBOB PREMIUM WINTER
	UNF HVY NTA	Unfinished Heavy Naphtha
	UNFINISHED FULL RANGE NAPHTHA(119)	UNFINISHED FULL RANGE NAPHTHA(119)
	UNL SUMMER	UNLEADED GAS - SUMMER GRADE
	UNL WINTER	CARFG UNL GAS - WINTER W/ETHANOL
	UNLCARF	CARFG UNL GAS- 5.7% Eth Summer
	UNLCARFGS	CARFG UNL GAS-10% Eth Summer
	UNLCARFGW	CARFG UNL GAS-10% Eth WIN
	UNLCARFW	CARFG UNL GAS- 5.7% Eth WINTER
	UNTREATED HEAVY NAPHTHA	UNTREATED HEAVY NAPHTHA
	BD	LPG FROM DEPENTANIZER-Butane
	BG	LPG (BUTANE) GAS
	BR	LPG FROM REFORMER-Butane
	BU	LPG (BUTANE) LIQ
	MIXED PENTANE	MIXED PENTANE
	Mixed Pentanes	Mixed Pentanes
	MX PEN	MIXED PENTANES
	Natural Gas Liquid	Natural Gas Liquid
	NGL(904)	NGL(904)
	SUB-OCTANE ULR	ULR at Kinder Morgan
	SUB-OCTANE ULR (H9)	ULR at Kinder Morgan
Jet
	JET A	Jet A
	JP8	Jet A Military JP8
	JETICEADD	Jet A W/Icing Inhibitor
	JET A(120)	JET A(120)
	ATSCJET	JET AT ATSC
	KMJET	JET AT KINDER MORGAN
	PCAPJET	JET IN PCAP
	JET-A	JET-A
	JET-A W/ICING INHIBITOR	JET-A W/ICING INHIBITOR
	JAICE	JET-A W/ICING INHIBITOR
	1D	JP8
	JP-8	JP-8
	JP-8(925)	JP-8(925)
	Kerosene	Kerosene
	KD	KEROSENE DISTILLATE
	LOW SULFUR JP-8(123)	LOW SULFUR JP-8(123)
	PJ	PIPELINE JET
	KU	PURCHASED KD (TO UD)

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

PK	PURCHASED KEROSENE
JA	REFINERY JET
UNF KERO	UNFINISHED KEROSENE
Unfinished Kerosene Distillate	Unfinished Kerosene Distillate
UNFINISHED KEROSENE DISTILLATE(125)	UNFINISHED KEROSENE DISTILLATE(125)
UNT KD	UNT KD

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Pricing Group	Inventory Report Item	Description
	PD / Kero	PD / Kero
	PD / Kero	PD / Kero
	PD / Kero	PD / Kero
	ATSCJET	JET AT ATSC
	KMJET	JET AT KINDER MORGAN
	PCAPJET	JET IN PCAP
	JAICE	JET-A W/ICING INHIBITOR
	1D	JP8
	KD	KEROSENE DISTILLATE
	PJ	PIPELINE JET
	KU	PURCHASED KD (TO UD)
	PK	PURCHASED KEROSENE
	JA	REFINERY JET
Propane/LPG
	C3Propa	Propane
	C3Propy	Propylene
	L.P.G.	L.P.G.
	LIQUID PETROLEUM GAS	LIQUID PETROLEUM GAS
	LPG	LIQUID PETROLEUM GAS
	PP/BB	PP/BB
	PR	PROPANE
	PROPANE	Non-Stenched Propane
	PROPANE	PROPANE
Slop/Transmix
	ATSCTM	TRANS MIX AT ATSC
	CS	CRUDE UNIT SLOP
	HVYSLOP	HEAVY OIL SLOP
	KMTM	TRANS MIX AT KINDER MORGAN
	LTSLOP	LIGHT OIL SLOP
	Recon.	Recon.
	SC	SLOP OIL
	SE	EMULSION SLOP
	SL	LAKEWOOD SLOP
	SLOP	Slop Oil - Crude
	SLOP	Slop Oil - Crude
	Slop Oil	Slop Oil
	Slop oil	Slop Oil
	Slop Oil- PSV relief	Slop Oil- PSV relief
	SLOP OIL(973)	SLOP OIL(973)
	TM	TRANS MIX
	TRANSMIX	TRANSMIX
	TRANSMIX (991)	TRANSMIX (991)
	MIX PROD	Mixed Product
Excluded Products
	CETANE	CETANE IMPROVER
	CI-0801 Cetane Improver	CI-0801 Cetane Improver
	Conductivity Improver	Conductivity Improver
	DYDIST	Unf Dyed Dist
	Gasoline Additive	Gasoline Additive
	GASOLINE COMPONENT	GASOLINE COMPONENT
	GC2000	GC-2000
	GC-2000(Carb Diesel Add.)	GC-2000(Carb Diesel Add.)
	GC-2000(Carb Diesel Add.)(976)	GC-2000(Carb Diesel Add.)(976)
	HYDROACID	Hydrochloric Acid
	HYDROCHLORIC ACID (31.45%	HYDROCHLORIC ACID (31.45%
	ICING INHIBITOR - ADDITIVE	ICING INHIBITOR - ADDITIVE
	INDULIN SA-L(988)	INDULIN SA-L(988)
	JC 747 Diesel Combustion Additive	JC 747 Diesel Combustion Additive
	JC747	JC747 Diesel Additive
	Lubricity Additive	Lubricity Additive
	MOLTEN SULFUR	MOLTEN SULFUR
	MOLTEN SULFUR	MOLTEN SULFUR
	Red Dye Additive	Red Dye Additive

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

SHELL - Gasoline Additive	SHELL - Gasoline Additive
Sodium Hydrosulfide, Solution	Sodium Hydrosulfide, Solution
SODIUM NAPHTHENATE	SODIUM NAPHTHENATE
SULFUR	Sulfur

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Pricing Group	Inventory Report Item	Description
	SULFUR	SULFUR
	SULFURIC ACID (93%)	SULFURIC ACID (93%)
	TALL OIL PITCH	Tall Oil Pitch
	ZINCSULPHATE	Cetane Improver
	CHEM-ACID HCL D40 Drum	Cetane Improver
	CHEM-ACID HCL- GA	CH69
	CHEM-AD HERE LOF	ACID HCL
	CHEM-ANIOX II	ADHERE
	CHEM-AOS	ANIOX II
	CHEM-BENTONITE CLAY (SLURRY)	CHEM-AOS
	CHEM-BUTONAL NS-198	BEN CLAY
	CHEM-BUTONAL NX 1118	BUT NS-198
	CHEM-BUTONAL NX 1138	BUTONAL NX 1118
	CHEM-BUTONAL NX 4190	BUTONAL NX 1138
	CHEM-C450	BUTONAL NX 4190
	CHEM-C471	C450
	CHEM-CALCIUM CHLORIDE	C471
	CHEM-CAUSTIC	CAL CHLORIDE
	CHEM-CAUSTIC SODA Beads PPG	CAUSTIC
	CHEM-CORSAPAVE 197	CAUSTIC SODA
	CHEM-DRESINATE TX	CHEM-CORSAPAVE 197
	CHEM-DRESINATE XX	DRSNATE TX
	CHEM-DUOMEEN TE-9	DRESNTE XX
	CHEM-ELVAX RESIN 3185	TE-9
	CHEM-EVOTHERM M1	ELVAX
	CHEM-EXXONMOBIL ESCORENE	EVOTHERM M1
	CHEM-GILSONITE	EXXONESCORENE
	CHEM-HONEYWELL 7205	GILSONITE
	CHEM-INDULIN AA27	CHEM-HONEYWELL 7205
	CHEM-INDULIN AA75	CH35
	CHEM-INDULIN AA-89	INDLN AA75
	CHEM-INDULIN C	IND AA-89
	CHEM-INDULIN JAK	INDULIN C
	CHEM-INDULIN QTS	INDULIN JAK
	CHEM-INDULIN SAL	INDULIN QTS
	CHEM-INDULIN W-5	INDULIN SAL
	CHEM-INDULIN XD-70	IND W-5
	CHEM-INNOVALT N200	IND XD-70
	CHEM-INNOVALT N400	INNOVALT-N200
	CHEM-KRATON 1118	INNOVALT
	CHEM-KRATON 1184/86	D1118
	CHEM-KRATON D-1101	1184/86/AT
	CHEM-KRATON D1192 ET	KRTN 1101
	CHEM-KRATON MD0243 KT	CHEM-KRATON D1192 E
	CHEM-LAB	CHEM-KRATON MD0243
	CHEM-LATEX/UP 1158	LAB
	CHEM-LATEX/UP 1159	CHEM-UP 1158
	CHEM-METHOCEL 40-100	CHEM-UP 1159
	CHEM-MORELIFE 5000	METHOCEL
	CHEM-MQ3	MORELIFE 5000
	CHEM-MQ4	MQ3
	CHEM-MQK-IM	MQ4
	CHEM-PAVEBOND/MORE	MQK
	CHEM-PC 1688	PVB/AS
	CHEM-PERAL 417	PC 1688
	CHEM-POLYBILT 103/7840E	PERAL 417
	CHEM-POLYBILT 152/721.1K	103/7840E
	CHEM-POLYFON H	152/721.1K
	CHEM-Polyphosphoric Acid	POLYFON H
	CHEM-REDICOTE E-4819	CHEM-POLYPHOSPHORIC
	CHEM-SASOBIT	REDIC 4819
	CHEM-SHEREX AA27	SASOBIT
	CHEM-SHEREX AA54-100	SHRX AA27

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

CHEM-SODIUM BICARBONATE	SHRX AA54
CHEM-SODIUM CHLORIDE	SOD BICARB
CHEM-SODIUM HYDROXIDE	SOD CHLOR
CHEM-Solprene 411	SODIUM HYDROXIDE
CHEM-SULFUR	S 411
CHEM-SYNETHIC RUBBER	CHEM-SULFUR
CHEM-TALL OIL	CHEM-SYNETHIC RUBBE

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Pricing Group	Inventory Report Item	Description
	CHEM-TOPEIN CMA	TALL OIL
	CHEM-TRI VIS L	CHEM-TOPEIN CMA
	CHEM-TROYSAN 186	TRI VIS L
	CHEM-UP-1935	TROYSAN186
	CHEM-VINSOL BAGS	UP-1935
	CHEM-VINSOL NVX	VINSOL BAGS
	CHEM-VINSOL RESIN	VINSOL NVX
	CHEM-ZINC SULPHATE	VINZOL
	Sour Water	Sour Water
	Nitrogen	Nitrogen
	Ammonia (OOS)	Ammonia (OOS)
	ETHBOB	Ethanol-RBOB
	ETHANOL	Ethanol
	ETHANOL - 100%	ETHANOL - 100%
	ETHANOL (DENAT ALCOHOL)	ETHANOL (DENAT ALCOHOL)
	ETHANOL COMPONENT	ETHANOL COMPONENT
	DE	DEETHANIZER OFF GAS
	DG	DEPENT GAS
	FG	DHDS FRAC OFF GAS
	FT	FLASH TWR OG
	GG	#3 GHDS OFF GAS
	PG	PLANT GAS
	RG	REFORMER STAB OFF GAS
	FL	DHDS FRAC OH LIQ
	LU	LUBE OIL
	1C	#1 CRUDE HTR FG
	1V	#1 VACUUM HEATER FG
	2C	#2 CRUDE HTR FG
	2V	#2 VACUUM HTR FG
	AB	AB PLANT HTRS FG
	BF	BOILER FUEL GAS
	C1Meth	Methane
	C2Etha	Ethane
	C2Ethy	Ethylene
	CL	NAT GAS TO C-120
	CO	Carbon Monoxide
	CO2	Carbon Dioxide
	DI	DIST HDS HTR FG
	DR	DEPENT REB FG
	FA	FLARE GAS
	FH	FLASH TWR HTR FG
	GF	GAS OIL HDS HTR
	H2Hyd	Hydrogen
	H2S	Hydrogen Sulfide
	IN	INCIN H 401 FG
	N2	Nitrogen
	O2	Oxygen
	RE	REFORM HTR FG
	SF	SCOT FUEL GAS
	OW	OILY WATER
	SW	STORM WATER
	H2	WATER (H2O)
	FGAS	FUEL GAS BURNED
	NG	NATURAL GAS (CITY)
	7BOILER	STEAM FROM #7 BOILER
	8BOILER	STEAM FROM #8 BOILER
	9BOILER	STEAM FROM #9 BOILER
	ABPLANT	STEAM TO AB PLANT
	ABWHB	STEAM FROM AB WHB
	BSRX	STEAM TO BS RX
	BSSGB	STEAM TO BS SGB
	COGEN	STEAM FROM COGEN
	COGENDEAERATOR	STEAM TO COGEN DEAERATOR

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

DEAERATOR	STEAM TO DEAERATOR
DIPAREB	STM TO DIPA REB
FLARE	STEAM TO FLARE
GHDSWHB	STEAM FROM GHDSWHB
ISOMRX	STEAM TO ISOM RX
JETS	STEAM TO JETS
NSREBOILER	STEAM TO NS REBOILER

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Pricing Group	Inventory Report Item	Description
	REFDEAERATOR	STEAM TO REF DEAERATOR
	REFWHB	STEAM FROM WHB
	RSREBOILER	STEAM TO RS REBOILER
	SRUWHB	STEAM FROM SRU WHB
	STABREBOILER	STEAM TO STAB REBOILER
	STABSTRIP	STEAM TO STAB SIDE STRM
	TANKFARM	STEAM TO TANK FARM
	W208	STEAM TO W208
	W301	STEAM TO W301
	W302	STEAM TO W302
	W304	STEAM TO W304
	W601	STEAM TO W601
	W602B	STEAM TO W602B
	W602C	STEAM TO W602C
	W602D	STEAM TO W602D
	W605	STEAM TO W605
	W802	STEAM TO W802
	W803	STEAM TO W803
	W804	STEAM TO W804
	HYDRO	STEAM TO HYDROPROCESSING

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Pricing Group Inventory Report Item Description

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Schedule Q
Form of Trade Sheet

TRADE SHEET TEMPLATE
Trade Date (Month/Day/Year): Ticket No.	[MM/DD/YYYY] #
Buyer: full style legal entity Contact:	Trader's Name Phone No#
Seller: full style legal entity Contact:	Trader's Name Phone No#
Broker: Contact: Rate:	Phone No#
FOR PRODUCTS
Quantity: Product Description: Specifications (Grade): Incoterms Shipping Method Location/Pipeline/Cycle Delivery Period Tolerance / Option Pricing Terms (USD/GALS): EFP Price: Payment Terms: GT&C:	Unit / Conversion: Barrels/Day

Pipeline: Cycle

Product: Futures Contract:

Comments
Ancillaries:	Cost Details:	For the Account of:
		Buyer	Seller	Other

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

FOR CRUDE DEALS
Quantity: Specifications (Grade): Term: Incoterms/Location Shipping Method Location/Pipeline Tolerance / Option Pricing Terms (USD/BBL): Payment Terms: GT&C:	Unit / Conversion: Barrels/Day

[Spot price or description of pricing formula]

Comments
Ancillaries:	Cost Details:	For the Account of:
		Buyer	Seller	Other

Schedule R
FORM OF STEP-OUT INVENTORY SALES AGREEMENT

THIS STEP-OUT INVENTORY SALES AGREEMENT (this “Agreement”), is made and entered into as of the [insert the Termination Date], by and between J. Aron & Company (“Seller”) and Alon Supply, Inc. (the “Buyer”) (each referred to individually as a “Party” and collectively, the “Parties”).

RECITALS

A. The Buyer has entered into the Tolling Agreement (as defined below) with Paramount Petroleum Corporation (“PPC”), pursuant to which the Buyer has the exclusive right, through services provided by PPC, to refine, process and store crude oil and refined petroleum products at the refining, processing and terminalling units owned and operated by PPC and located in Paramount, California, Long Beach, California, Lakewood, California and Bakersfield, California, together with other real and personal property related thereto (collectively, the “Refinery”).

B. The Parties have entered into the Inventory Sales Agreement pursuant to which Seller procured all of Buyer’s then current Crude and Product Inventory in order to meet its obligations under the Supply and Offtake Agreement (as defined below).

C. At the Termination Date (as defined below), Seller desires to sell and Buyer desires to purchase, all of Seller’s crude oil, and feedstocks and products inventory held in the Transfer Locations (as defined below).

D. Seller and Buyer desire to enter into this Agreement to set forth their agreements regarding the protocols to be used for measuring the quantity and quality of the Crude and Product Inventory and to establish the prices to be paid for such Crude and Product Inventory.

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

AGREEMENTS

NOW, THEREFORE, in consideration of the foregoing premises, the mutual promises and covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, subject to the terms and conditions hereinafter set forth, agree as follows:

SECTION 1: DEFINITIONS

1.1 Definitions. The following terms shall have the following meanings for the purposes of this Agreement:

“Affiliate” has the meaning specified in the Supply and Offtake Agreement.

“Agreement” has the meaning set forth in the introductory paragraph immediately preceding the Recitals.

“Barrel” means 42 United States standard gallons at 60 degrees Fahrenheit.

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

“BS&W” means basic sediment and water.

“Business Day” has the meaning specified in the Supply and Offtake Agreement.

“Buyer” has the meaning set forth in the introductory paragraph immediately preceding the Recitals.

“Commencement Date” has the meaning specified in the Supply and Offtake Agreement.

“Crude and Product Inventory” means all crude oil, feedstocks and products of the types listed on Schedule A of the Supply and Offtake Agreement that are held in the Transfer Locations as of the Inventory Transfer Time.

“Definitive Termination Date Value” means the price of the Crude and Product Inventory, assuming that the Crude and Product Inventory was determined as of the Inventory Transfer Time, as more particularly set forth and determined in accordance with the procedures described in Article 3 of this Agreement.

“Deferred Portion” has the meaning specified in the Inventory Sales Agreement between the Parties, dated as of the Commencement Date.

“Estimated Termination Date Value” has the meaning set forth in Section 4.1.

“Gallon” means one standard United States gallon at 60 degrees Fahrenheit.

“Independent Inspection Company” has the meaning specified in the Supply and Offtake
Agreement.

“Inventory Report” has the meaning set forth in Section 3.3 of this Agreement.

“Inventory Transfer Time” means 11:59:59 p.m., PST, on the Termination Date.

“Parties” and “Party” have the meanings set forth in the introductory paragraph immediately preceding the Recitals.

“Price Adjustment” has the meaning set forth in Section 4.4 of this Agreement.

“Pricing Benchmark” has the meaning specified in the Supply and Offtake Agreement.

“Projected Inventory” has the meaning set forth in Section 4.1(a) of this Agreement.

“PST” means the prevailing time in the Pacific time zone.

“Refinery” has the meaning set forth in Recital A of this Agreement.

“Sales Statement” has the meaning set forth in Section 4.3 of this Agreement.

“Seller” has the meaning set forth in the introductory paragraph immediately preceding the Recitals.

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

“Step-out Prices” means, with respect to the different components of the Crude and Product Inventory, the applicable pricing index, formula or benchmark included under the category of Step-out Prices set forth on Schedule B of the Supply and Offtake Agreement.

“Supply and Offtake Agreement” means the Supply and Offtake Agreement by and between Buyer and Seller, dated as of March 28, 2012 as from time to time amended, modified and/or restated.

“Termination Date” means the date on which the Supply and Offtake Agreement terminates.

“Transfer Locations” means the Crude Storage Facilities and the Product Storage
Facilities (as each is defined in the Supply and Offtake Agreement) as of the Termination Date.

All capitalized terms used, but that are not otherwise defined, in the body of this
Agreement shall have the meanings ascribed to such terms in the Supply and Offtake Agreement.

SECTION 2: ASSIGNMENT AND CONVEYANCE

2.1 Assignment and Conveyance. Effective upon the Inventory Transfer Time, Seller shall assign, transfer and deliver unto the Buyer, its successors and assigns forever, all of the Seller’s right, title, and interest in and to all of the Crude and Product Inventory, free and clear of all liens, claims and encumbrances of any nature, to have and to hold, all of the Seller’s right, title, and interest in and to the Crude and Product Inventory, together with all of the rights and appurtenances thereto in anywise belonging, unto the Buyer and its successors and assigns forever. The Seller, for itself, its successors and assigns, covenants and agrees to warrant and forever defend good title to the Crude and Product Inventory, free and clear of all liens, claims and encumbrances of any nature, against the claims of all parties claiming the same by, through, or under Seller, but not otherwise.

2.2 Warranties and Representations of Conveying Party; Disclaimer of Warranties.

2.2.1 EXCEPT FOR THE FOREGOING LIMITED SPECIAL WARRANTY OF TITLE, EACH CONVEYANCE OF CRUDE AND PRODUCT INVENTORY IS MADE AND ACCEPTED WITHOUT ANY WARRANTY OR REPRESENTATION WHATSOEVER, EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, REGARDING THE CRUDE AND PRODUCT INVENTORY INCLUDING, WITHOUT LIMITATION, ANY WARRANTY AS TO THE CONDITION OR MERCHANTABILITY OF SUCH COMMODITY OR FITNESS OF ANY SUCH COMMODITY FOR A PARTICULAR PURPOSE, ALL OF WHICH ARE HEREBY DISCLAIMED. THE BUYER SHALL ACCEPT ALL OF THE CRUDE AND PRODUCT INVENTORY IN ITS “AS IS, WHERE IS” CONDITION AND “WITH ALL FAULTS.”

2.2.2 All representations and warranties of the Seller contained herein shall be true and correct on and as of the Commencement Date.

SECTION 3: DETERMINATION OF INVENTORY

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

3.1 Inspection. The Independent Inspection Company shall determine and report the quantity and quality of the physical inventory, except as described in Section 3.2.2 below. Promptly upon appointment of the Independent Inspection Company, Seller shall provide Buyer and the Independent Inspection Company with all information relating to the Crude and Product Inventory, including tank and product types and select a date mutually acceptable to the Parties but in any event no later than three (3) Business Days prior to the Termination Date, for the Independent Inspection Company to commence preparing to survey the physical inventory. The Parties shall agree on and communicate to the Independent Inspection Company those Included Locations that the Independent Inspection Company shall survey and the scope of such survey. The cost of the Independent Inspection Company is to be shared equally by Buyer and Seller.

3.2 Physical Inventory.

3.2.1 The Independent Inspection Company shall conduct a survey of the physical inventory at the Included Locations specified by the Parties pursuant to Section 3.1 above at and as of the Inventory Transfer Time, and shall conduct such physical inventory pursuant to its customary procedures and in accordance with the latest ASTM standards and principles then in effect, provided that the Independent Inspection Company shall be instructed by the Parties to maximize, to the extent reasonably practicable, the extent to which tank measurements are conducted on a static tank basis. Each of Buyer and Seller shall have the right to witness or appoint a representative to witness on its behalf, the survey of the physical inventory conducted by the Independent Inspection Company.

3.2.2 With respect to (a) volumes located at any Included Third Party Storage Tanks, the physical inventory shall be determined by the operating company at that location based on its normal month-end inventory determination procedures (b) volumes located at any third party Included Crude Pipelines or third party Included Product Pipelines, the physical inventory shall equal the volume transferred from Seller to Buyer by in-line transfer as specified in the joint transfer instruction provided by the Parties to such pipeline and (c) volumes located in any Crude Storage Tanks, Product Storage Tanks, Company-owned Included Crude Pipelines or Company-owned Included Product Pipelines that were excluded from the Independent Inspection Company’s survey, the physical inventory shall be determined by th e Parties using procedures agreed upon by the Parties, provided that nothing in this clause (c) shall preclude the Parties from using the Independent Inspection Company as a part of such procedures.

3.3 Disputes. Either Party or their respective representatives present at the survey of the physical inventory conducted by the Independent Inspection Company at the Inventory Transfer Time may question or dispute the calculations and/or laboratory results of the Independent Inspection Company. Any questions or disputes relating to the quantity and the qualitative laboratory results of the entire physical inventory shall be resolved by the Independent Inspection Company within three (3) Business Days after the receipt of the Independent Inspection Company quantity and quality report and the resolution by the Independent Inspector Company shall be binding on both Parties. At the end of such period and following resolution of all quantity and quality disputes, the agreed quantity and quality entries shall be recorded in the physical inventory report (the “Inventory Report”) and will become the official quantity and quality measurements of the Crude and Product Inventory as of the Inventory Transfer Time. Such recorded quantity shall be adjusted for BS&W and temperature

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

corrected to 60 degrees Fahrenheit and the volume contained in the Transfer Locations shall be the “Definitive Termination Date Volume” for purposes of this Agreement.

3.4 Inventory Report. Within three (3) Business Days after the Inventory Transfer
Time, the Independent Inspection Company shall provide the Parties with the Inventory Report.

SECTION 4: PAYMENT AND PRICING

4.1 Delivery of Estimated Termination Date Value.

(a) No later than three (3) Business Days prior to the Termination Date, Buyer shall deliver to Seller a notice containing an estimate of the Crude and Product Inventory it projects will be available at the Inventory Transfer Time (the “Projected Inventory”).

(b) Based on the Projected Inventory and such data as is then reasonably available and using the applicable Pricing Benchmarks, Seller shall provide Buyer with a reasonable, good faith estimate of the purchase value for the Crude and Product Inventory (the “Estimated Termination Date Value”) available at the Inventory Transfer Time. The supporting calculations used to determine the Estimated Termination Date Value shall also be delivered to Buyer.

4.2 Payment on the Termination Date. The Estimated Termination Date Value shall be incorporated into Seller’s payment to Buyer to be made under Section 19.2(b) of the Supply and Offtake Agreement.

4.3 Crude and Product Inventory Sales Statement. Promptly after the Termination Date, Seller shall calculate the Definitive Termination Date Value using the data regarding the Crude and Product Inventory provided in the Inventory Report and deliver to Buyer a statement including such calculated price (the “Sales Statement”), provided that Seller has obtained the appropriate information for such calculation. Seller shall use the relevant Step-out Prices to price the various quantities set forth in the Inventory Report and the Sales Statement shall include all supporting calculations and documentation used to determine the Definitive Termination Date Value; provided that, for Crude Oil or each Product Category, the Step-out Price indicated on Schedule B to the Supply and Offtake Agreement as the applicable Baseline Price shall be applied first to the portion of such quantity up to the relevant Baseline Volume and the Step-out Price indicated on Schedule B to the Supply and Offtake Agreement as the applicable Excess Price shall be applied to any portion of such quantity in excess of the relevant Baseline Volume..

4.3.1 Unless Buyer gives notice to Seller on or before the first (1st) Business Day after Buyer’s receipt of the Sales Statement that Buyer disputes the Definitive Termination Date Value specified in the Sales Statement, the Definitive Termination Date Value shall be as specified in the Sales Statement. If Buyer gives timely notice to Seller that it disputes the Definitive Termination Date Value specified in the Sales Statement, the Parties shall consult in good faith and use all reasonable efforts to agree upon the calculation of the Definitive

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Termination Date Value. If the Parties have not agreed on the Definitive Termination Date Value within one (1) Business Day after Seller’s receipt of Buyer’s dispute notice, either Party shall have the right to submit such matters as remain in dispute to a single accounting firm as the Parties shall mutually agree, for final resolution, which resolution shall be binding upon the Parties, and judgment upon which may be entered in any court having jurisdiction over the Party against which such determination is sought to be enforced; provided, however, that the Definitive Termination Date Volume, as provided in the Inventory Report prepared by the Independent Inspection Company, shall not be subject to further review or dispute. The accounting firm’s determination shall be in the form of a written opinion as is appropriate under the circumstances and shall confirm that the Definitive Termination Date Volume was rendered in accordance with this Section 4.3. The fees and expenses of such accounting firm for its services in resolving such dispute shall be borne equally by the Parties.

4.4 Crude and Product Inventory Sales Price Adjustment. Upon final determination of the Definitive Termination Date Value pursuant to Section 4.3, such amount shall be incorporated into the payment made under Section 19.2(c) of the Supply and Offtake Agreement.

4.5 Deferred Portion. Upon the Termination Date, Seller shall pay to Buyer the Deferred Portion, irrespective of whether Seller makes any payments to pursuant to Section 4.4 above.

4.6 Taxes.

4.6.1 Buyer shall pay and indemnify and hold Seller harmless against, the amount of all sales, use, gross receipts, value added, severance, valorem, excise, property, spill, environmental, transaction-based, or similar taxes, duties and fees, howsoever designated (each, a “Tax” and collectively, “Taxes”) regardless of the taxing authority, and all penalties and interest thereon, paid, owing, asserted against, or incurred by Seller directly or indirectly with respect to the Crude Oil procured and sold, and the Products purchased and resold, and other transactions contemplated hereunder to the greatest extent permitted by applicable law; in the event that Buyer is not permitted to pay such Taxes, the amount due hereunder shall be adjusted such that Buyer shall bear the economic burden of the Taxes. Buyer shall pay when due such Taxes unless there is an applicable exemption from such Tax, with written confirmation of such Tax exemption to be contemporaneously provided to Seller. To the extent Seller is required by law to collect such Taxes, one hundred percent (100%) of such Taxes shall be added to invoices as separately stated charges and paid in full by Buyer in accordance with this Agreement, unless Buyer is exempt from such Taxes and furnishes Seller with a certificate of exemption. Seller shall be responsible for all taxes imposed on Seller’s net income.

4.6.2 If Buyer disagrees with Seller’s determination that any Tax is due with respect to transactions under this Agreement, Buyer shall have the right to seek an administrative determination from the applicable taxing authority, or, alternatively, Buyer shall have the right to contest any asserted claim for such Taxes in its own name, subject to its agreeing to indemnify Seller for the entire amount of such contested Tax (including any associated interest and/or late penalties) should such Tax be deemed applicable. Seller agrees to reasonably cooperate with Buyer, at Buyer’s cost and expense, in the event Buyer determines to contest any such Taxes.

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

4.6.3 Buyer and Seller shall promptly inform each other in writing of any assertion by a taxing authority of additional liability for Taxes in respect of said transactions. Any legal proceedings or any other action against Seller with respect to such asserted liability shall be under Seller’s direction but Buyer shall be consulted. Any legal proceedings or any other action against Buyer with respect to such asserted liability shall be under the Buyer’s direction but Seller shall be consulted. In any event, the Parties shall fully cooperate with each other as to the asserted liability. Each party shall bear all the reasonable costs of any action undertaken by the other at the Party’s request.

4.6.4 Any other provision of this Agreement to the contrary notwithstanding, this Section 4.5 shall survive until ninety (90) days after the expiration of the statute of limitations for the assessment, collection, and levy of any Tax.

SECTION 5: MISCELLANEOUS

5.1 Assignment. This Agreement shall inure to the benefit of and be binding upon the
Parties hereto, their respective successors and permitted assigns.

(a) Buyer shall not assign this Agreement or its rights or interests hereunder in whole or in part, or delegate its obligations hereunder in whole or in part, without the express written consent of the Seller. Seller may, without the Buyer’s consent, assign and delegate all of the Buyer’s rights and obligations hereunder to (i) any Affiliate of the Seller, provided that the obligations of such Affiliate hereunder are guaranteed by The Goldman Sachs Group, Inc. or (ii) any non-Affiliate Person that succeeds to all or substantially all of its assets and business and assumes the Seller’s obligations hereunder, whether by contract, operation of law or otherwise, provided that the creditworthiness of such successor entity is equal or superior to the creditworthiness of the Seller immediately prior to such assignment. Any other assignment by the Seller shall require the Buyer’s consent.

(b) Any attempted assignment in violation of this Section 5 shall be null and void ab initio and the non-assigning Party shall have the right, without prejudice to any other rights or remedies it may have hereunder or otherwise, to terminate this Agreement effective immediately upon notice to the Party attempting such assignment.

5.2 Termination. If an Event of Default has occurred and is continuing under the Supply and Offtake Agreement, then Seller (if Buyer is the Defaulting Party thereunder) or Buyer (if Seller is the Defaulting Party thereunder) shall have the right, immediately and at any time(s) thereafter, to terminate this Agreement and to exercise any rights and remedies provided for under or in connection with the Supply and Offtake Agreement or any other agreement to which Seller and Buyer are parties, or at law or equity.

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

5.3 Notices. All invoices, notices, requests and other communications given pursuant to this Agreement shall be in writing and sent by email or nationally recognized overnight courier. A notice shall be deemed to have been received when transmitted by email to the other Party’s email address set forth in Schedule M of the Supply and Offtake Agreement, or on the following Business Day if sent by nationally recognized overnight courier to the other Party’s address set forth in Schedule M of the Supply and Offtake Agreement and to the attention of the person or department indicated. A Party may change its address or email address by giving written notice in accordance with this Section, which is effective upon receipt.

5.4 Severability. In the event any portion of this Agreement shall be found by a court of competent jurisdiction to be unenforceable, that portion of this Agreement will be null and void and the remainder of this Agreement will be binding on the Parties as if the unenforceable provisions had never been contained herein.

5.5 Waiver; Limitation of Liability.

5.5.1 The delay or failure of any Party to enforce any of its rights under this Agreement arising from any default or breach by the other Party shall not constitute a waiver of any such default, breach, or any of the Party’s rights relating thereto. No custom or practice which may arise between the Parties in the course of operating under this Agreement will be construed to waive any Parties’ rights to either ensure the other Party’s strict performance with the terms and conditions of this Agreement, or to exercise any rights granted to it as a result of any breach or default under this Agreement. Neither Party shall be deemed to have waived any right conferred by this Agreement or under any applicable law unless such waiver is set forth in a written document signed by the Party to be bound, and delivered to the other Party. No express waiver by either Party of any breach or default by the other Party shall be construed as a waiver of any future breaches or defaults by such other Party.

5.5.2 IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER FOR ANY INCIDENTAL, SPECIAL, PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES, INCLUDING LOST PROFITS, ARISING UNDER THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

5.6 Entire Agreement; Amendment. The terms of this Agreement, together with the Exhibits hereto constitute the entire agreement between the Parties with respect to the matters set forth in this Agreement, and no representations or warranties shall be implied or provisions added in the absence of a written agreement to such effect between the Parties. This Agreement shall not be modified or changed except by written instrument executed by the Parties’ duly authorized representatives.

5.7 Choice of Law; Dispute Resolution.

5.7.1 This Agreement shall be governed by, construed and enforced under the laws of the State of New York without giving effect to its conflicts of laws principles that would require the application of the laws of another state.

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

5.7.2 All controversies or disputes arising out of and related to this Agreement shall be resolved in accordance with the dispute resolution procedures set forth in the Supply and Offtake Agreement.

5.8 Counterparts. This Agreement may be executed by the Parties in separate counterparts and initially delivered by facsimile transmission or otherwise, with original signature pages to follow, and all such counterparts shall together constitute one and the same instrument.

5.9 Further Assurances. Both Seller and Buyer agree to execute and deliver, from time to time, such other and additional instruments, notices, transfer orders and other documents, and to do all such other and further acts and things as may be necessary to more fully and effectively transfer and assign the Crude and Product Inventory to Buyer.

5.10 Third Party Consents. The assignment and conveyance set forth in this Agreement shall not constitute an assignment or transfer of any of the Crude and Product Inventory if an attempted assignment thereof without the prior consent of a third party would result in a termination thereof, unless and until such consent shall have been obtained, at which time such asset(s) shall be and is hereby deemed to be transferred and assigned to Buyer in accordance herewith.

5.11 Jurisdiction; Consent to Service of Process; Waiver. Each of the Parties hereto agrees, subject to Section 5.7, that they each hereby irrevocably submits to the exclusive jurisdiction of any federal or state court of competent jurisdiction situated in the City of New York, (without recourse to arbitration unless both Parties agree in writing), and to service of process by certified mail, delivered to the Party at the address indicated in Schedule M of the Supply and Offtake Agreement. Each Party hereby irrevocably waives, to the fullest extent permitted by Applicable Law, any objection to personal jurisdiction, whether on grounds of venue, residence or domicile. Each of the Parties hereto knowingly and intentionally, irrevocably and unconditionally waives trial by jury in any legal action or proceeding relating to this Agreement and for any counterclaim therein.

[Remainder of this page intentionally left blank]

9

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

IN WITNESS WHEREOF, each Party hereto has caused this Agreement to be executed by its duly authorized representative as of the date first above written.

J. ARON & COMPANY

By:
Name:
Title:

ALON SUPPLY, INC.

By:
Name:
Title:

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Paramount Petroleum Corp.

Production
Prod Code	Product Description	Beg Inv Bbls	MTD Receipts	MTD Shipments	MTD Production	End Inv Bbls	Production BPD	% Prod	Production YTD BPD	% Prod

g	201	CARBOB-R	37,312
	206	CARBOB-P	5,173

Final Refinery Yield
October 2011

#VALUE!						140,027	51,200	4,517	11.09%	3,244 13.78%	-
						(917)	4,256	(30)	-0.07%	#VALUE!	-
	200	CARFG-P	-	-	15,195	15,195	-	490	1.20%	175 0.74%	-
g	203	CARFG-R	-	-	133,175	133,175	-	4,296	10.54%	1,555 6.61%	-
g	228	Alkyalate	-	-	-	-	-	-	0.00%	#VALUE!	-
g	106	Iso Butane	902	-	7,517	8,351	1,736	269	0.66%	91 0.39%	-
g	110	Iso Octane	19,317	35,509	-	(28,873)	25,953	(931)	-2.29%	#VALUE!	-
g	115	Pentane	1,036	-	11,592	15,874	5,318	512	1.26%	196 0.83%	-
	118	Ethanol	4,372	16,994	1,126	(14,917)	5,323	(481)	-1.18%	#VALUE!	-
g	244	Reformate Hi Ron	69,133	-	-	14,203	83,336	458	1.12%	268 1.14%	-
l	551	Light Naptha	10,279	11,532	11,532	1,090	11,369	35	0.09%	28 0.12%	-
		Total Gasoline:	147,524	64,035	306,276	283,208	188,492	9,136	22.42%	5,127 21.66%	-
d	314	Jet "A"	31,140	-	39,851	10,814	2,103	349	0.86%	1,060 4.50%	-
d	346	JP8	-	-	14,806	14,806	-	478	1.17%	368 1.56%	-
6	353	Jet "A" w/icing	-	-	-	-	-	-	0.00%	0.00%	-
d	420	Ultra Low Sulfur CARB Diesel	18,113	534	137,213	168,636	50,069	5,440	13.35%	2,877 12.22%	-
d	421	Ultra Low Sulfur CARB Diesel Dyed	-	-	39,237	39,237	-	1,266	3.11%	641 2.72%	-
d	443	F76 Naval Diesel	-	-	-	-	-	-	0.00%	0.00%	-
d	480	Ultra Low Sulfur EPA Diesel	33,785	-	239,669	275,387	69,503	8,883	21.81%	3,284 13.95%	-
d	412	Cetane Additive	302	257	-	(273)	286	(9)	-0.02%	#VALUE!	-
d	411	GC2000	31	-	-	12	43	0	0.00%	#VALUE!	-
		Total Distillate:	83,371	790	470,776	508,618	122,003	16,407	40.27%	8,222 34.93%	-
l	550	SR Naphtha	-	-	-	-	-	-	0.00%	0.00%	-
l	554	Full Range Naphtha	34,117	-	-	(14,464)	19,653	(467)	-1.15%	#VALUE!	-
l	558	Desulfurized Naphtha	20,361	-	-	(2,996)	17,365	(97)	-0.24%	40 0.17%	-
l	442	Kerosene	16,971	-	-	1,561	18,532	50	0.12%	59 0.25%	-
l	439	Untreated Diesel	39,725	30,197	-	(42,369)	27,553	(1,367)	-3.35%	#VALUE!	-
l	492	Untreated Diesel Dyed	-	-	-	-	-	-	0.00%	0.00%	-
		Total Light Unfinished:	111,174	30,197	-	(58,268)	83,103	(1,880)	-4.61%	#VALUE!	-
a	10000	Asphalt	-	-	-	409,502	-	13,210	32.42%	7,145 30.35%	-
		Total Heavy Oil:	-	-	-	409,502	-	13,210	32.42%	7,145 30.35%	-
h	466	HSVGO	323,947 0 59,481 29,216 293,682 942 2.31% 1,635 6.94% -

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

l	440	Transmix	-	-	-	-	-	-	0.00%	1	0.00%	-
o	108	LPG	5,451	-	51,009	51,467	5,909	1,660	4.08%	741	3.15%	-
	112	Propane	705	-	5,930	5,727	502	185	0.45%	40	0.17%
o	306	Sulfur	841	-	3,131	3,050	760	98	0.24%	52	0.22%	-
	^493	Cutterstock	-	-	-	-	-	-	0.00%	-	0.00%	-
		Total Other:	6,997	-	60,070	60,244	7,171	1,943	4.77%	834	3.54%	-
		Subtotal:	821,104	95,023	952,091	1,228,350	782,883	39,624	97.26%	23,329	190.64%	-
	9991	Vaportized LPG				1,380
	9992	Vaportized Other Gases
	9999	Plant Gain/Loss				34,593		1,116	2.74%	209	0.89%
		Total:				1,264,323		40,740	100%	23,537	192%

PPC Glencore

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

h	463	LSVGO	85,265	- -	(54,160)	31,105	(1,747)	-4.29%	277	1.18%	-
h	318	Unconverted Gas Oil	9,367	-23,237	26,990	13,120	871	2.14%	274	1.16%
h	555	Slop	49,723	- -	(8,541)	41,182	(276)	-0.68%	105	0.44%	-
h	553	Fuel Oil	3,736	-21,491	20,782	3,027	670	1.65%	91	0.39%	-
h	552	VTB To Fuel	-	-10,759	10,759	-	347	0.85%	90	0.38%	-
		Total Heavy Unfinished:	472,038	0 114,969	25,046	382,115	808	1.98%	2,471	10.50%	-
	12	Hydrogen	-	- -	-	-	-	0.00%	-	0.00%

Raw Material Input
Prod Code	Product Description	Beg Inv Bbls	MTD Receipts	Adj/ Regrades	MTD Input	End Inv Bbls	Input BPD	% Input	Input YTD BPD	% Input

8520	ANS	-	-	-	-	-	0.00%	94	0.40%	- - -
8523	Line 63	51,073	29,839	-29,882	51,030	964	2.36%	707	3.05%	- - 51,030
8524	Chevron Crudes	75,051	315,876	-348,102	42,825	11,229	27.53%	5,092	21.95%	- - 42,825
8532	Cold Lake	43,165	343,303	-331,039	55,429	10,679	26.18%	4,046	17.44%	- - 55,429
8526	Montebello	-	-	- -	-	-	0.00%	600	2.59%	- - -
8525	Seal Beach	-	-	- -	-	-	0.00%	1,749	7.54%	- - -
8521	San Joaquin	-	-	- -	-	-	0.00%	58	0.25%	- - -
8508	Oriente	24,732	258,217	-219,509	63,441	7,081	17.36%	3,935	16.97%	- - 63,441
8539	Oman	-	-	- -	-	-	0.00%	586	2.53%	- -
8541	ESPO	95,426	22,886	-118,312	-	3,817	9.36%	1,588	6.85%	- -
8540	Polvo	-	-	- -	-	-	0.00%	600	2.59%	-
8537	LA Basin	-	1,457	-1,457	-	47	0.12%	179	0.77%	- - -
8509	Wilmington/THUMS	25,764	-	#VALUE!	27,573	(58)	-0.14%	135	0.58%	- - 27,573
8527	Napo	-	-	- -	-	-	0.00%	-	0.00%	- -
8531	Basrah	-	275,744	-191,748	83,996	6,185	15.17%	2,070	8.93%	- - 83,996
8590	Crude Slop	-	-	- -	-	-	0.00%	-	0.00%	- -
	Total Crude:	315,211	1,247,322	-1,238,239	324,294	39,943	97.94%	21,440	92.44%	- - 324,294
440	Transmix	-	6,946	-6,946	-	224	0.55%	135	0.58%	-
^228	Alkylate	-	-	- -	-	-	0.00%	359	1.55%	-
^119	Ethanol	-	-	- -	-	-	0.00%	128	0.55%	-
^554	Full Range Naphtha	-	-	- -	-	-	0.00%	232	1.00%	-
^110	Iso Octane	-	-	- -	-	-	0.00%	40	0.17%	-
^551	Light Naptha	-	-	- -	-	-	0.00%	-	0.00%	-
^550	SR Naphtha	-	-	- -	-	-	0.00%	-	0.00%	-
^463	LSVGO	-	-	- -	-	-	0.00%	175	0.75%	-
^439	Ultreated Dsl	-	-	- -	-	-	0.00%	396	1.71%	-
^480	Ultra Low Sulfur EPA Diesel	-	-	- -	-	-	0.00%	1	0.00%	-
2	Natural Gas H2 Plant	-	19,138	-19,138	-	617	1.51%	289	1.24%	-
^555	Slop	-	-	- -	-	-	0.00%	-	0.00%	-
^466	HSVGO	-	-	- -	-	-	0.00%	-	0.00%	-
^^466	HSVGO	-	-	- -	-	-	0.00%	-	0.00%	-
	Total Other:	-	26,084	-26,084	-	841	2.06%	1,754	7.56%	-
	Total Raw Material Input:	315,211	1,273,406	-1,264,323	324,294	40,785	100%	23,194	100%	-

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Schedule T

Excluded Transaction Trade Sheet

EXCLUDED TRANSACTION TRADE SHEET
Trade Date (Month/Day/Year): Ticket No.	[MM/DD/YYYY] #

Excluded Transaction Type:	[Buy/Sell]	[Stand-Alone Trade/One of a Group]

Note: In evaluating whether a proposed Excluded Transaction is permitted, it is understood that a "Buy" will reduce the volume to be shipped from the Storage Facilities for the period listed, and a "Sell" will increase the volume to be shipped from the Storage Facilities for the period listed.

Contact:	[Aron Contact] Phone No# [###-###-####]
FOR PRODUCT
Quantity: Product Description: Specifications (Grade): Shipping Method: Location/Pipeline: Delivery Period:	Unit / Conversion: [Barrels]

Pipeline: Cycle: [If Applicable]

Comments:

NY2-684199

Schedule T-1

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Schedule V

Available Storage and Transportation Arrangements

Ribost Tank 98012: Pursuant to a Vacuum Gas Oil Handling and Transfer Agreement between
PPC and Lunday-Thagard Company

IPC Tank 30002: Pursuant to a Terminalling Agreement between PPC and IPC (USA)

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Schedule X

Pipeline Systems (Included Crude Pipelines and Included Product Pipelines)

Pipelines Leased or Licensed from Kinder Morgan

Line 66 – Leased from SFPP, L.P. (Kinder)

Clean Products Pipeline Manifold (CPM) - manifold to KM Tanks

Black Products Manifold (BPM) – from Black Oil tankage to connecting P/L’s at Carson

Pipelines Leased from Chevron

Chevron Line 1 - (Paramount to Downey/Artesia to Lakewood)

Pipelines Leased from Crimson Pipeline

GX-210- (Willow Manifold to Kinder Morgan Carson)

Pipelines Leased from Chemoil

8” Fuel Oil Line - (Pico/D St. Vault to Matson Vault & Ribost Terminal to Pico/D St. Vault & Chemoil Vault to Pico/D St. Vault)

Owned Pipelines

GX-130 – (Neptune Manifold to La Paloma Manifold)

GX-150 – (La Paloma Manifold to Medora Manifold to Avalon Manifold) GX-140 – (Avalon Manifold to Kinder Morgan Carson)
GX-160 – (Lakewood to Willow St. Manifold & Willow St. Manifold to Valero 959) PPC Line 145 – (PPC to KM LS 66)
PPC Upper 4 Pipeline – (Downey/Artesia Vault to Long Beach Refinery) PPC Lower 4 Pipeline – (Long Beach Refinery to ICTF Manifold)
PPC 12” Pipeline – (PPC refinery to Lakewood or East Hynes) PPC Line 3 Pipeline – (Matson manifold to ICTF Manifold)
PPC Line 3B Pipeline – (ICTF Manifold to Kinder Morgan Carson) PPC E-15 Pipeline – (Topco Production Meter to Pico/D St. Vault) PPC Line 35 Pipeline – (Paramount Refinery to Long Beach Refinery)
Pipelines Leased or Licensed from Plains West Coast Terminals

Plains West Coast Terminals Distribution Pipelines

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Crimson California Pipeline LP Common Carrier Pipeline System

Plains Pacific Pipeline System LLC Common Carrier Pipeline System